Exhibit 10.4
MASTER TRANSITION SERVICES AGREEMENT
          This Master Transition Services Agreement (this “Agreement”) is entered into as of October 25, 2011, by and among ITT Corporation, an Indiana corporation (“ITT”), Exelis Inc., an Indiana corporation (“Exelis”) and Xylem Inc., an Indiana corporation (“Xylem”). Each of ITT, Exelis and Xylem is sometimes referred to herein as a “Party” and collectively as the “Parties.” Capitalized terms used herein and not otherwise defined herein have the meanings given to such terms in the Distribution Agreement of even date herewith, by and among ITT, Exelis and Xylem (as such may be amended from time to time, the “Distribution Agreement”).
W I T N E S S E T H :
          WHEREAS, the Board of Directors of ITT has determined that it is appropriate, desirable and in the best interests of ITT, ITT’s shareholders and ITT’s other constituents, to separate, pursuant to and in accordance with the Distribution Agreement, ITT into three separate, publicly traded companies, one for each of (i) the ITT Retained Business, which shall be owned and conducted, directly or indirectly, by ITT, (ii) the Defense Business, which shall be owned and conducted, directly or indirectly, by Exelis and (iii) the Water Business, which shall be owned and conducted, directly or indirectly, by Xylem.
          WHEREAS, in order to provide for an orderly transition under the Distribution Agreement, each of ITT, Exelis and Xylem desire to provide to the other certain services for specified periods following the Distribution Date, all in accordance with and subject to the terms and conditions set forth herein.
          NOW, THEREFORE, in consideration of the mutual covenants and agreements of the Parties contained herein, the Parties agree as follows:
     1. Services Provided.
          (a) With respect to each Service (as defined in Section 1(b)), the Party required to provide such Service is the “Service Provider” and the other Party is the “Service Recipient”. In performing the Services, Service Provider and each of its Affiliates shall use commercially reasonable efforts to provide, or to ensure that any Third Party Provider (as defined in Section 1(b)) shall provide, the Services in the same manner, within the same amount of time and at the same level of service (including, as applicable, with respect to type, frequency, quality, and quantity), with the same degree of reasonable skill and care and with the same level of security and control as provided and used in providing the Services during the twelve month period prior to the Distribution Date (excluding any actions taken in contemplation of the Distribution). Notwithstanding the foregoing, if there is an increase in the complexity of a Service (whether as a result of increased quantity or quality, changing frequency or regulatory requirements or otherwise), Service Recipient acknowledges and agrees that such Service may not be provided within the same amount of time as it had previously taken during such period, and, in such a case, Service Provider and each of its Affiliates shall use commercially reasonable efforts to provide, or to ensure that any Third Party Provider shall provide, such Service in a timely manner. Notwithstanding anything herein to the contrary, the Services are to be provided in a manner that does not disparately treat Service Recipient (or its Subsidiaries or its or their personnel or business) as compared to Service Provider’s treatment of itself (or its Affiliates or its or their personnel or business) in connection with the provision of a Self-Service (as defined in Section 2(a)(v)).
          (b) During the period commencing on the Distribution Date and ending on the date that is two (2) years from the date hereof, unless an earlier or later date is otherwise specified for a Service on Schedule A, Schedule B or Schedule C hereto (for each such Service, such end date being herein referred to as the “Termination Date”, with Schedule A, Schedule B and Schedule C being herein referred to as the “Services Schedules”), Service Provider shall provide, or shall cause one or more of its Affiliates or a contractor, subcontractor, vendor or other third-party service provider (each, a “Third Party Provider”) to provide, upon the terms and subject to the conditions set forth herein, the services described on the Services Schedules, including under the headings “General Services Description” and “Scope of Services” (the “Services”); provided, Service Provider shall obtain the consent of Service Recipient (not to be unreasonably withheld, delayed or conditioned) in the event any such Service is to be provided by a Third Party Provider or Affiliate if such Services were not provided by such Third Party Provider or Affiliate to Service Recipient during the twelve month period prior to the Distribution Date; provided further, Service Provider shall remain primarily responsible for the performance by any such Affiliate or Third Party Provider of its obligations hereunder. Irrespective of whether Service Provider, an Affiliate or a Third Party Provider is providing a Service, Service Recipient may direct that any such Service be provided directly to Service Recipient or any other member of such Party’s Group.
          (c) Each Service provided hereunder shall be terminated on its applicable Termination Date (as defined in Section 1(b)), unless otherwise terminated earlier by Service Recipient pursuant to Section 11. Service Provider shall be under no obligation to provide a Service to Service Recipient after the Termination Date applicable to such Service, except to the extent otherwise agreed in writing by Service Provider and Service Recipient.
     2. Consideration.
          (a) Costs and Fees.
     (i) For each Service, Service Recipient shall pay (in accordance with Section 2(b)) Service Provider an amount equal to the Monthly Costs (as defined in Section 2(a)(i)(1)); provided that (i) for any Service performed from and after January 1, 2012 through and including the day before the expiration date of the Minimum Service Period (as defined in Section 11(b)) for such Service, Service Recipient shall pay, along with and in addition to such Monthly Costs, an amount equal to 2% of such Monthly Costs and (ii) for any Service performed from and after the expiration date of the Minimum Service Period for such Service through and including the date as of which the provision of such Service hereunder has been terminated, Service Recipient shall pay, along with and in addition to the Monthly Costs, an amount equal to 10% of such Monthly Costs, unless, upon request by Service Recipient to terminate a Service, Service Provider is unable to transition the Service to Service Recipient or its designated Subsidiary in a commercially reasonable manner which does not unduly disrupt the Service and as a result, Service Recipient is unable to terminate such Service on or after the date on which

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the Minimum Service Period expires (in which case any third party, out-of-pocket costs resulting to Service Recipient shall be shared in accordance with Section 11(b)).
     (1) The “Monthly Costs” for each Service shall be an amount equal to the sum of (A) the costs or expenses incurred as set forth on the applicable Services Schedule; provided that if a Services Schedule is silent regarding costs and expenses, the amount under this subsection (A) shall be equal to Service Provider’s allocated costs (including salary, wages and benefits, but excluding severance and retention costs, which shall be handled pursuant to Section 2(a)(ii)) for any of its (or its Affiliates’) employees involved in providing Services, plus (B) any reasonable out-of-pocket costs and expenses incurred in connection with retaining Third Party Providers, including any fees for any Third Party Consent or Alternate Method, or pursuing any warranty or indemnity against a Third Party Provider in accordance with Section 3(d); provided that Service Recipient shall only be responsible for 50% of the fees for any Third Party License, with Service Provider responsible for the other 50%, plus (C) any sales, transfer, goods, services, value added, gross receipts or similar taxes, fees, charges or assessments (including any such taxes that are required to be withheld); provided that the Parties agree to use commercially reasonable efforts to minimize any such tax with respect to the Services, plus (D) other reasonable miscellaneous out-of-pocket costs and expenses; provided, however, that any such expenses exceeding $5,000 per month for each Service (other than routine business travel and related expenses) shall require advance approval of Service Recipient. The Monthly Costs for a Service shall not include any severance and retention costs incurred by Service Provider as a result of retaining the necessary employees to supply such Service to Service Recipient in accordance with the terms of this Agreement, which costs shall be handled pursuant to Section 2(a)(ii) below.
     (2) Any costs and expenses provided for on a Services Schedule shall be subject to an increase of 4.5% per annum beginning on January 1, 2012 in order to adjust for inflation.
     (3) Service Provider shall notify Service Recipient of any event that may reasonably be expected to increase the Monthly Costs by more than 5%.
     (ii) Subject to the terms of this Section 2(a)(ii), Service Provider shall use commercially reasonable efforts to retain its workforce required to provide the Services and, consistent with its severance and retention policies then in effect, may make severance and retention payments to employees providing the Services. As provided for on Annex A (the “Severance and Retention Schedule”), Service Recipient shall be responsible for the percentage as therein provided of Service Provider’s actual severance and retention costs (which are estimated in the Severance and Retention Schedule) for those individuals or job descriptions as set forth therein; provided that Service Recipient shall only be so responsible for its portion of severance costs if such costs were incurred as a result of terminating such an employee in connection with the termination of a Service; provided further that (a) if the severance and retention costs change from the

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estimates provided in the Severance and Retention Schedule, Service Recipient shall be responsible for its percentage of such costs so long as such change in costs is consistent with the Service Provider’s severance and retention policies as then in effect and (b) any such employee is actually terminated and not rehired for at least ninety (90) days following such termination. Service Provider shall prepare and deliver, within thirty (30) days following the end of each quarterly period ending each March 31, June 30, September 30 and December 31 (it being understood that the first such period shall be shorter than one quarter), to Service Recipient an invoice setting forth the amount of severance and retention costs to be paid by Service Recipient in accordance with the foregoing provisions of this Section 2(a)(ii), which invoice Service Recipient shall pay pursuant to the terms of Section 2(b).
     (iii) Unless the Parties otherwise agree in writing, (i) where Services are provided in a country outside of the United States by a Person located in the same country, amounts shall be invoiced and paid in the local currency of the entity providing the Services and (ii) if payments are to be made between legal entities not within the same country, such amounts shall be invoiced and paid in U.S. Dollars. To the extent necessary, local currency conversion on any such invoice shall be based on Service Provider’s internal exchange rate for the then-current month, based upon the average for such month, as calculated consistently with how such local currency conversion was calculated in the twelve month period prior to the Distribution Date.
     (iv) All charges based on a monthly or other time basis will be pro-rated based on actual calendar days elapsed during the period of service.
     (v) With respect to any service that a Service Provider provides or causes an Affiliate to provide to itself or its Affiliates that is the same or substantially similar to a Service provided to Service Recipient or its Subsidiaries hereunder (such service, a “Self-Service”), if Service Provider determines to no longer provide such Self —Service to itself or its Affiliates, Service Provider shall notify Service Recipient of such termination no later than the number of days prior to such termination as is provided in Section 11(b) for terminating the corresponding Service. If Service Provider terminates a Self-Service prior to the end of the Minimum Service Period applicable for the corresponding Service, the Monthly Costs of such Service following any such termination and up to but not including date on which the Minimum Service Period expires shall be calculated as if Service Provider had not terminated such Self-Service. Notwithstanding the foregoing, Service Provider shall continue to provide the Service in accordance with the provisions of this Agreement, unless such Service is otherwise terminated pursuant to Section 11, and Service Provider shall not be permitted to terminate any Self-Service prior to the Termination Date for the applicable Service if such termination would adversely affect the level of service, security or control of such Service or the scope or content thereof required pursuant to Sections 1(a) and 4(a).
     (vi) With respect to the Third Party Provider listed on Annex B (the “Vendor Cost Schedule”), in the event (i) (x) ITT’s allocation of the Estimated Vendor Fee, which shall be the same allocation for ITT as finally determined in accordance with Schedule

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1.1 (84) of the Distribution Agreement (“Actual ITT Allocation”) is greater or less than ITT’s Estimated Allocation of the Estimated Vendor Fee (as set forth in the Vendor Cost Schedule) and/or (y) the actual amount invoiced by such Third Party Provider individually to Service Provider (as measured either as a monthly or annual fee or a one-time fee) (the “Actual Vendor Fee”) is greater or less than the total estimated price listed therein for such Third Party Provider (“Estimated Vendor Fee”), Service Recipient shall pay to Service Provider (if such amount is positive) or Service Provider shall pay Service Receiver (if such amount is negative), an amount equal to the Actual ITT Allocation multiplied by such Service Recipient’s Applicable Percentage of ITT Costs (as set forth on Annex B) multiplied by the Actual Vendor Fee less the Service Recipient’s total amount of TSA Pass Through Amounts (as set forth on Annex B) in each case, with Service Provider to provide Service Recipient documentation regarding the Actual Vendor Fee, and the applicable Party shall make any payment under this Section 2(a)(vi): (A) within thirty (30) days after of the date of the applicable invoice if the fee is a one-time fee and (B) with respect to anything other than a one-time fee, the applicable Party shall make payments on a quarterly basis within thirty (30) days after receipt of the applicable invoice (with the last payment to relate to the quarterly period ending eighteen (18) months from the Distribution Date). In the event a quarterly payment is required under this under this Section 2(a)(vi) and first determined more than 90 days after the Distribution Date, it is understood that the first quarterly payment will be adjusted to reflect such longer period
          (b) Invoices and Payment.
     (i) Service Provider shall invoice Service Recipient for the amounts owed hereunder in arrears on a calendar monthly basis or, in the case of Section 2(a)(ii), as provided therein, and shall provide reasonable documentation supporting such amounts owed pursuant to Section 2(a), except to the extent such amounts are set forth on the Services Schedules. Service Recipient shall pay the amount of such invoice by electronic transfer of immediately available funds not later than thirty (30) days after of the date of such invoice. Neither Party nor any of its respective Subsidiaries shall have a right of set-off against the other Party or its Subsidiaries, except in connection with any amounts billed hereunder. In the event Service Recipient does not pay Service Provider in accordance with the terms hereof (i) all amounts so payable and past due shall accrue interest from the 31st day after the date of the invoice to the receipt of payment at a rate per annum equal to the six (6)-month LIBOR rate (as quoted in the “Money Rates” section of The Wall Street Journal or any other similarly reputable published source on the 31st day after the date of the invoice, or the next Business Day, if such day is not a Business Day) plus 3% (the “Interest Rate”, with the applicable rate to be recalculated every six months), until such amounts, together with all accrued and unpaid interest thereon, are paid in full, and (ii) Service Recipient shall pay, as additional fees, all reasonable out-of-pocket costs and expenses incurred by Service Provider in attempting to collect and collecting amounts due under this Section 3, including all reasonable attorneys fees and expenses.

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     (ii) In the event that Service Recipient in good faith disputes an invoice submitted by Service Provider, Service Recipient may withhold payment of any amount subject to the dispute; provided, however, that (x) Service Recipient shall continue to pay all undisputed amounts in accordance with the terms hereof, (y) Service Recipient shall notify Service Provider, in writing, of any disputed amounts and the reason for any dispute by the due date for payment of the invoice containing any disputed charges and (z) in the event any dispute is resolved in the Service Provider’s favor, any amount that the Service Recipient should have paid shall be deemed to have accrued interest at the Interest Rate from the date such payment should have been made. In the event of a dispute regarding the amount of any invoice, the Parties shall use all reasonable efforts to resolve such dispute within thirty (30) days after Service Recipient provides written notification of such dispute to Service Provider. Each Party shall provide full supporting documentation concerning any disputed amount or invoice within thirty (30) days after written notification of the dispute. Unpaid fees that are under good faith dispute shall not be considered a basis for default hereunder. To the extent that a dispute regarding the amount of any invoice cannot be resolved pursuant to this Section 2(b)(ii), the dispute resolution procedures set forth in Section 9 herein shall apply.
     3. Cooperation.
          (a) Service Recipient and Service Provider shall cooperate and work together in good faith to develop a global transition plan in order to facilitate a smooth and orderly termination of a Service by its applicable Termination Date or at such earlier time as Service Recipient terminates Service Provider’s performance of the Services in accordance with Section 11. In furtherance of the foregoing, Service Provider will, if requested and at Service Recipient’s expense, provide Service Recipient with reasonable support necessary to transition or migrate the services to Service Recipient or any third party or parties chosen by the Service Recipient, which may include consulting and training and providing reasonable access to data and other information and to Service Provider’s employees; provided, however, that such activities shall not unduly burden or interfere with Service Provider’s business and operations.
          (b) It is understood that it will require significant efforts by the Parties to implement this Agreement and ensure performance hereunder. Service Recipient shall (i) cooperate with and provide Service Provider with such information and documentation as is reasonably necessary for Service Provider to perform the Services; and (ii) perform such other duties and tasks as may be reasonably required to permit Service Provider to perform the Services, including (x) cooperating in obtaining any consents or approvals from third parties necessary to facilitate Service Provider’s ability to provide the Services and (y) upon thirty (30) days prior written notice by the Service Provider, conducting such testing as may be reasonably required by Service Provider in connection with any updates or changes to the applicable systems or processes involved in providing a Service. A Service Provider shall not be deemed to be in breach of its obligations to provide or make available any Service to the extent that Service Recipient has not provided information and access to appropriate personnel that is reasonably necessary for the performance of such Service.

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          (c) Service Recipient shall use commercially reasonable efforts to make or obtain any approvals, permits and licenses and implement any systems as may be necessary for it to perform the Services independently in each country and applicable jurisdiction as soon as practicable following the Distribution Date.
          (d) Upon Service Recipient’s written request and without prejudice to Service Recipient’s direct rights against a Third Party Provider, Service Provider shall use commercially reasonable efforts to pursue any warranty or indemnity under any contract Service Provider or its Subsidiaries may have with a Third Party Provider with respect to any Service provided to Service Recipient by such Third Party Service Provider.
          (e) Service Provider shall use commercially reasonable efforts to obtain, if required, the consent of any relevant Third Party Provider (a “Third Party Consent”) or a license from any relevant Third Party Provider (a “Third Party License”), and Service Recipient shall, as necessary, cooperate with Service Provider in obtaining any such Third Party Consent or Third Party License. If a Third Party Consent or Third Party License cannot be obtained on reasonable terms, the Parties will use commercially reasonable efforts to arrange for an alternative method of obtaining any such Service on Service Recipient’s behalf (“Alternative Method”), which may include Service Provider providing such Service itself. If there is any Third Party Consent or Third Party License which was not required as of the date hereof but will subsequently be required before the Minimum Service Period expires for a particular Service, Service Provider shall identify in writing to Service Recipient such Third Party Consent or Third Party License within sixty (60) days of the date hereof.
          (f) The Parties shall use the fiscal month, quarter and year ends as set forth in Schedule D in connection with the provision and receipt of applicable Services hereunder, for so long as such Services are being provided.
          (g) In connection with the provision of Services hereunder, except as provided pursuant to Section 2(a)(iii)for local currency conversion for invoices, the Parties shall use the same methodology to determine the appropriate foreign exchange conversion rate as used in the twelve month period prior to the Distribution Date, which may be determined or based upon the average for the month or other applicable period or the spot rate at the end of such month or period or otherwise.
     4. Performance Standard; Reports; Personnel.
          (a) Except as otherwise provided in the Services Schedule and Section 1(a) herein, nothing in this Agreement shall require or be interpreted to require Service Provider to provide a Service to Service Recipient beyond the scope and content of such Service as provided by Service Provider to the ITT Retained Business, Water Business or Defense Business, as the case may be, during the twelve month period prior to the Distribution Date, excluding any actions taken in contemplation of the Distribution.
          (b) Service Provider shall not make changes in the manner of providing a Service unless (i) Service Provider is making similar changes in a Self-Service being performed for itself or its Subsidiaries or such changes are de minimus, in each case so long as such changes

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do not adversely affect the level of service, security or control of such Service or the scope or content thereof required pursuant to Sections 1(a) and 4(a) above, (ii) such changes are required by Service Provider or Service Recipient pursuant to applicable Law (including changes required by Service Provider or Service Recipient in connection with the provision of the Services to the other Party) or (iii) Service Recipient provides its prior written consent (which shall not be unreasonably withheld, conditioned or delayed) to such changes (in each case, for the avoidance of doubt, with the costs of any such change to be included in the calculation of Monthly Costs). In the event Service Provider determines to change the location of delivery of any Service, Service Provider shall provide Service Recipient with thirty (30) days prior written notice. All Services shall be performed in compliance with applicable Law, including all applicable U.S. and non-U.S. laws and regulations relating to export controls, sanctions, and imports, including without limitation those regulations maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the Export Administration Regulations maintained by the U.S. Department of Commerce, Bureau of Industry and Security, and the International Traffic in Arms Regulations maintained by the U.S. Department of State, Directorate of Defense Trade Controls.
          (c) In performing the Services, Service Provider shall prepare and furnish to Service Recipient reports concerning the Services with such reports to contain substantially the same data, in substantially the same format, and prepared and delivered on substantially the same timetable, as reports prepared during the twelve month period prior to the Distribution Date (excluding any reports solely prepared in contemplation of the Distribution), except as may be otherwise required by Service Recipient or Service Provider pursuant to applicable Law. Upon Service Recipient’s written request for modifications to the reporting and data transfer practices reasonably required to assist Service Recipient in transitioning off the Service, Service Provider shall cooperate and consult in good faith with Service Recipient to make such modifications; provided that if Service Provider reasonably determines in its sole discretion that any such modification may cause Service Provider to be in breach of its obligations to the other Party hereunder (including as a result of breaching its obligations as a Service Provider to the other Party as Service Recipient), then Service Provider shall not be under any obligation to make such modifications.
          (d) Service Provider shall use commercially reasonable efforts consistent with past practice to make available such personnel as may be required to provide the Services. Service Provider shall have the right to designate which personnel it will assign to perform the Services. Service Provider also shall have the right to remove and replace any such personnel at any time or designate any of its Subsidiaries or a Third Party Provider (subject to Section 1(a) herein) at any time to perform the Transition Services; provided, however, that Service Provider shall use its commercially reasonable efforts consistent with past practice to limit the disruption to Service Recipient in the transition of the Services to different personnel. Subject to and consistent with Section 2(a)(ii), Service Provider shall have no obligation to retain any individual employee for the sole purpose of providing a particular Transition Service.
          (e) In the event Service Recipient or any of it Subsidiaries hires away an employee of Service Provider or its Subsidiaries, and such employee was providing Services to Service Recipient and will not continue to provide such Service, Service Provider shall have the

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option, in its sole discretion (in addition to any other remedies available to it under the Distribution Agreement or otherwise), upon ten (10) Business Days written notice to Service Recipient to reduce its obligations with respect to such Service (with a proportionate reduction in the applicable Monthly Costs) effective on the date of such employee’s termination of employment with Service Provider. Any provision of Service thereafter pursuant to such a reduction in Service Provider’s obligations shall be deemed to be consistent with Service Provider’s obligations under this Agreement, so long as Service Provider satisfies the other obligations contained in this Section 4 with respect to such Service.
          (f) Each Party agrees that it shall take appropriate action by instruction of or agreement with its personnel (including any Third Party Provider) to ensure that all such personnel performing or otherwise involved with Services shall be bound by and comply with all of the terms and conditions of this Agreement.
          (g) In the event Service Provider has received a notice of default or breach in the performance of a Service hereunder (including as a result of substantial errors in the performance of such Service), it will use its commercially reasonable efforts to cure such default or breach. In the event Service Provider is unable to cure such default within thirty (30) days from receipt of notice thereof, in addition to the rights available under Section 11, there shall be an adjustment to Monthly Costs to reflect the costs to Service Recipient associated with such default, breach or error, including any reasonable out-of-pocket costs and expenses incurred by Service Recipient in retaining any Third Party Provider to provide such Service or in providing the such Service itself.
          (h) Each Party shall notify the applicable other Party as promptly as practicable after becoming aware of any breach of this Agreement committed by either it or the applicable other Party. Service Provider shall notify Service Recipient of any event that may reasonably be expected to materially impact a Service provided hereunder, which may include a Termination Notice (as defined in Section 11(b)) provided by the other Party as Service Recipient hereunder or a notice of termination of a Self-Service, issued pursuant and in accordance with, Section 2(a)(v).
          (i) In the event of any conflict, as reasonably determined by Service Provider in its sole discretion, between requests for modification or termination of Services made by the two other Parties and each properly delivered hereunder, Service Provider shall determine which request it received first and, subject to the other terms and conditions of this Agreement, make such modifications or terminations pursuant to the request that was first received before making any modifications or terminations pursuant to any requests received afterwards.
     5. New Services.
          If, after the date hereof and on or prior to March 31, 2012, or, with respect to Services provided in connection with any Transfer that, pursuant to Section 2.6(a) of the Distribution Agreement, is not consummated at or prior to the Effective Time, one hundred (100) days following the actual date of such Transfer (notwithstanding that under Section 2.6(b) of the Distribution Agreement such Transfer may be deemed to have occurred on the Effective Time) the Parties determine that a service required by Service Recipient and provided by Service

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Provider or one of its Subsidiaries prior to the Distribution Date was inadvertently omitted from the Services Schedules, Service Recipient may request that Service Provider perform such service (“New Service”) in addition to the Services being provided hereunder. Service Provider shall promptly begin performing any New Service consistent with past practice upon a timely written request from Service Recipient (which request may be in the form of email) including (i) a description of the work Service Recipient anticipates being performed by Service Provider in connection with such New Service and (ii) a schedule for commencing and completing such New Service, and Service Provider and Service Recipient shall enter into good faith negotiations to agree to an amendment to the Services Schedules providing for such New Service; provided that if no agreement for an Additional Service Schedule Amendment has been reached in writing in thirty (30) days, such New Service shall be deemed to have a Minimum Service Period expiring on June 30, 2012 and a Termination Date of two years from the Distribution Date, with Monthly Costs as provided for in Section 2(a)(i), calculated as if the amendment to the Services Schedule for such New Service were silent regarding costs and expenses (such amendment or deemed amendment pursuant to the foregoing proviso, an “Additional Service Schedule Amendment”). Any New Service shall be considered a Service hereunder and the Services Schedules shall incorporate, and be deemed to be duly amended by, such Additional Service Schedule Amendment.
     6. Intellectual Property; IT Security.
          (a) Except as provided in the Services Schedules, the Monthly Costs shall include the allocable portion of any amounts that are required to be paid by Service Provider to any third party licensors of software that is used by Service Provider in connection with the provision of any Services hereunder, including (i) license, right-to-use and royalty fees and (ii) any amounts required to obtain the consent of such licensors to allow Service Provider to provide any of the Services hereunder. Service Recipient agrees to comply and cause its Subsidiaries to comply with the terms of any license or other agreement of Service Provider or any of its Subsidiaries relating to software that is provided to Service Recipient and is used in connection with the provision of any Services hereunder; provided that in the event that Service Provider enters into new software licenses after the Distribution Date, Service Recipient shall have the prior opportunity to review and confirm its ability to comply therewith, which it shall do in good faith. In the event that Service Recipient provides notice of its inability to comply therewith, Service Provider may at its sole discretion discontinue its provision of any Services under such new software licenses effective after thirty (30) days notice of the same, and Service Recipient shall indemnify Service Provider for any claims by third parties arising out of or in connection with Service Recipient’s noncompliance or violation of such software licenses. Subject to the foregoing, Service Provider shall use commercially reasonable efforts to obtain any consent that may be required from such licensors in order to provide any of the Services hereunder and the Parties shall cooperate to identify any material licenses or consents necessary for such provision and shall use commercially reasonable efforts to minimize the costs associated therewith.
          (b) If the receipt or provision of any Service hereunder requires the use by a Party of the Intellectual Property (other than Trademarks) of the other Party, then such Party and its Subsidiaries shall have the non-exclusive, royalty-free, non-sublicensable (except as required

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for its and its Subsidiaries’ receipt or provision of Services) right and license to use such Intellectual Property for the sole purpose of, and only to the extent necessary for, the receipt or provision of such Services hereunder, pursuant to the terms and conditions of this Agreement. This license does not permit a Party to access, possess, or modify the source code of the other Party or to reverse engineer the software of the other Party. Upon the Termination Date applicable to such Service, or the earlier termination of any Services in accordance with Section 11, the license herein to the applicable Intellectual Property will terminate; and the applicable Service Recipient and/or Service Provider shall cease all use of the Intellectual Property licensed hereunder. Nothing in this Section 6(b) shall be deemed to limit, modify or terminate any License Agreement between the Parties.
          (c) Subject to the limited licenses granted in Section 6(b), each Party shall exclusively own any Intellectual Property that it creates, develops or invents in connection with the provision of any Services hereunder.
          (d) While using or accessing any computers, systems, software, networks, information technology or related infrastructure or equipment (including any data stored thereon or transmitted thereby) (“Systems”) of the other Party (whether or not a Service), each Party shall and shall cause each of its Subsidiaries to, adhere in all respects to the other Party’s controlled processes, policies and procedures (including any of the foregoing with respect to Confidential Information, data, communications and system privacy, operation, security and proper use) as in effect on the Distribution Date or as communicated to such Party from time to time in writing.
          (e) Those employees of Service Recipient and Service Provider (or their respective Affiliates) having access to the other Party’s Systems may be required by Service Provider or Service Recipient, as the case may be, to enter into a customary non-disclosure agreement in connection with, and as a condition to, such access.
     7. Records.
          Service Provider shall provide to Service Recipient, taking into consideration the financial reporting, internal controls and other public company requirements of Service Recipient, all information and records reasonably required to maintain full and accurate books relating to the provision of Services to the extent any such information and/or records were provided or maintained during the twelve month period prior to the Distribution Date, excluding any actions taken in contemplation of the Distribution. Upon reasonable notice and reasonable request from the Service Receiver, and at the Service Receiver’s cost, Service Provider shall (a) make available for inspection and copying by Service Receiver’s agents or representatives such information, books and records relating to the Services during reasonable business hours and (b) certify that the controls in effect prior to the Distribution Date continue to be in effect, or if Service Provider is aware of any instances where such controls are not so in effect, in lieu of certification for such instances, provide a list of such instances and descriptions of the change in such controls thereof.

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     8. Force Majeure; Reduction of Services.
          No Party (or any Person acting on its behalf) shall have any liability or responsibility for failure to fulfill any obligation (other than a payment obligation) under this Agreement so long as and to the extent to which the fulfillment of such obligation is prevented, frustrated, hindered or delayed as a consequence of circumstances of Force Majeure. A Party claiming the benefit of this provision shall, as soon as reasonably practicable after the occurrence of any such event: (a) notify the other applicable Parties of the nature and extent of any such Force Majeure condition and (b) use due diligence to remove any such causes and resume performance under this Agreement as soon as feasible. Notwithstanding the foregoing, Service Recipient shall be entitled to terminate Services so affected by a Force Majeure upon fifteen (15) day prior written notice in respect of any such delay or failure resulting from any such Force Majeure without any penalty or obligation to pay for Services not performed; provided that, for the avoidance of doubt, Service Recipient shall remain responsible, pursuant to and in accordance Section 2(a)(ii), for its portion of any severance and retention costs for any such Services.
     9. TSA Managers; Dispute Resolution.
          (a) Each Party shall nominate in writing one representative to act as the primary contact with respect to the provision and receipt of Services (a “TSA Manager”), with the initial TSA Managers as listed on Schedule E. Each Party may, at its discretion, from time to time select another individual to serve in these capacities during the term of this Agreement; provided, however, each Party shall notify the other Party promptly (and in any event within five (5) Business Days) of any change in an individual serving in this capacity, setting forth the name and contact information of the replacement, and stating that such replacement is authorized to act for such Party in accordance with this Section 9(a).
          (b) The TSA Managers shall meet as expeditiously as possible to resolve any dispute hereunder, and notwithstanding anything in Article IX (Dispute Resolution) of the Distribution Agreement to the contrary, in the event any dispute is not so resolved within thirty (30) days, a TSA Manager may provide written notice of such dispute to the Chief Financial Officer of each Party (or such other executive as designated by the Chief Executive Officer of such Party), who shall attempt within a period of fifteen (15) days following the end of such previous thirty (30) day period to conclusively resolve any such issue, and in the event the dispute remains unresolved following such fifteen (15) day period, either Party may submit the dispute to mediation in accordance with Section 9.2 (Mediation) of the Distribution Agreement (provided that, for the avoidance of doubt, the forty-five (45) day waiting period referenced therein shall be inapplicable), and if any dispute remains unresolved after the Mediation Period (as defined in the Distribution Agreement), such dispute shall be determined, at the request of either Party, by arbitration in accordance with Section 9.3 (Arbitration) of the Distribution Agreement and the other applicable provisions of Article IX (Dispute Resolution) of the Distribution Agreement. Each Party may treat an act of any other Party’s TSA Manager or Chief Financial Officer (or such other executive as designated by the Chief Executive Officer of such other Party), in each case that is consistent with the provisions of this Agreement, as being authorized by such other Party to resolve such dispute without inquiring behind such act or

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ascertaining whether such TSA Manager or Chief Financial Officer (or such other executive as designated by the Chief Executive Officer of such other Party) had authority to so act; provided, however, that none of the TSA Managers or Chief Financial Officer or other executives so designated shall have authority to amend this Agreement, except as otherwise provided pursuant to Section 16.
          (c) In the event of any dispute between the Parties regarding a Service, prior to the applicable Termination Date, Service Provider shall not discontinue the supply of any such Service, unless so provided for in a settlement agreement between the Parties or arbitral determination pursuant to and in accordance with Section 9(b) herein and Article IX of the Distribution Agreement or as requested by Service Recipient pursuant to a Termination Notice.
     10. Disclaimer; Limited Liability.
          (a) Service Recipient acknowledges that Service Provider is not in the business of providing the Services and that the Services being provided pursuant to this Agreement are provided as an accommodation to Service Recipient. Other than in the event of Service Provider’s gross negligence or willful misconduct, Service Provider will not be liable for any error or omission in rendering Services under this Agreement, or for any defect in Services so rendered; provided that if there is a substantial error in any of the Services, Service Provider shall use commercially reasonable efforts to attempt to correct the error, or if Service Provider is unable to so correct such error, to provide an adjustment to the Monthly Cost for such Service in reasonable proportion to that which the error bears to the Service provided for such month, which adjustment may, pursuant to Section 4(g), include any reasonable out-of-pocket costs and expenses incurred by Service Recipient in retaining a Third Party Provider to provide such Service or in providing such service itself. Other than in the event of Service Recipient’s gross negligence or willful misconduct, and other than for the Monthly Costs, severance and retention costs owed under Section 2(a)(ii) and other amounts expressly owed hereunder, Service Recipient will not be liable for any damages caused in connection with the Services provided under this Agreement.
          (b) Service Provider shall have no responsibility to maintain insurance to cover any loss or damage to goods or equipment to which Service Recipient has title that are in the possession or control of Service Provider, its Subsidiaries or a Third Party Provider as a result of this Agreement and the risk of loss with respect to such goods or equipment shall be solely with Service Recipient. Service Recipient shall obtain from its insurance company a waiver of subrogation on behalf of Service Provider and its Subsidiaries effective as of Distribution Date. Service Recipient shall have no responsibility to maintain insurance to cover any loss or damage to goods or equipment to which Service Provider has title that are in the possession or control of Service Recipient or its Subsidiaries as a result of this Agreement and the risk of loss with respect to such goods or equipment shall be solely with Service Provider. Service Provider shall obtain from its insurance company a waiver of subrogation on behalf of Service Recipient and its Subsidiaries effective as of the Distribution Date.

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          (c) NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESSED OR IMPLIED (INCLUDING WARRANTIES OF NON-INFRINGEMENT, MERCHANTIBILITY, ACCURACY, SATISFACTORY QUALITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO ANY REPRESENTATION OR DESCRIPTION), ARE MADE BY SERVICE PROVIDER OR ANY OF ITS AFFILIATES WITH RESPECT TO THE PROVISION OF SERVICES UNDER THIS AGREEMENT AND, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL SUCH REPRESENTATIONS OR WARRANTIES ARE HEREBY WAIVED AND DISCLAIMED. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, UNDER NO CIRCUMSTANCES, INCLUDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY REMEDY, SHALL SERVICE PROVIDER BE LIABLE FOR, INCLUDING BUT NOT LIMITED TO, ANY LOST PROFITS, REMITTANCES, COLLECTIONS, INVOICES, PENALITIES, INTEREST OR SPECIAL, INCIDENTIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES CAUSE BY THE PERFORMANCE OF, ANY DELAY IN THE PERFORMING, FAILURE TO PERFORM OR DEFECTS IN THE PERFORMANCE OF, THE SERVICES CONTEMPLATED TO BE PERFORMED BY SERVICE PROVIDER PURSUANT TO THIS AGREEMENT, REGARDLESS OF WHETHER A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
     11. Term and Service Termination Dates.
          (a) This Agreement (other than Sections 9, 10, 11 and 13) shall terminate upon the last of the Termination Dates in respect of all Services to be provided hereunder; provided that the rights of the parties in respect of any claims that have accrued prior to such termination shall survive such termination.
          (b) For each Service, the minimum service period (“Minimum Service Period”) during which Service Provider is obligated to provide such Service to Service Recipient is set forth on the Services Schedule. The Parties agree to cooperate if necessary to adjust such Minimum Service Period (and the applicable Termination Date) to end on a date that is the end of a calendar or fiscal month, as deemed appropriate. Service Recipient may terminate any Service prior to its Termination Date by providing to Service Provider written notice of termination, which shall be deemed irrevocable upon delivery (a “Termination Notice”), not less than (i) thirty (30) days before the date of such earlier termination if the Service is to be terminated on or before December 31, 2011, (ii) sixty (60) days before the date of such earlier termination if the Service is to be terminated after December 31, 2011 but on or before June 30, 2012, (iii) ninety (90) days before the date of such earlier termination if Service is to be terminated after June 30, 2012 but on or before December 31, 2012 and (iv) one hundred and twenty (120) days before the date of such earlier termination if Service is to be terminated on or after January 1, 2013; provided that if the Services Schedule indicates that any Service is dependent on one or more other Services, then each such Service must be terminated together; provided further that any termination may be on a location by location basis if so indicated on the Services Schedules. In the event a Service is terminated prior to the end of its Minimum Service Period pursuant to Service Recipient’s Termination Notice, Service Recipient shall pay a make- whole fee equal to the actual out-of-pocket costs and any additional costs that would have been incurred by Service Provider if such Service had not been terminated (which costs, for

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the avoidance of doubt, exclude the 2% and 10% increases described in Section 2(a)(i)) between the actual date of termination of the Service and the applicable date on which the Minimum Service Period expires (subject to Service Provider exercising commercially reasonable efforts to mitigate such costs). Notwithstanding the foregoing, upon the receipt of a Termination Notice, if Service Provider is unable to transition the applicable Service to the Service Recipient or its designee in a commercially reasonable manner which does not unduly disrupt the Service on the requested termination date, Service Provider shall use commercially reasonable efforts consistent with past practice to transition such Service as soon as possible, and any resulting third party, out-of-pocket costs to Service Recipient shall be shared equally between Service Provider and Service Recipient.
          (c) In the event either Party defaults in the performance of any of its obligations under this Agreement, and if such default is not excused and not cured within thirty (30) days after written notice from the other Party specifying such default, then the non-defaulting Party may at any time thereafter terminate, at its option, any such Service that is the subject of such default by giving five (5) days prior written notice; provided that if no such termination notice is given within fifteen (15) days after the end of the thirty (30) day cure period, then the non-defaulting Party waives all rights to terminate such Service with respect to such default; provided further, that such fifteen (15) day period referred to in the immediately foregoing proviso shall be extended if (x) the Parties dispute whether there has been a default hereunder or (y) agree that there has been a default hereunder and have a dispute related to such default, and in either case are attempting to resolve such dispute pursuant to Section 9(b) until ten (10) days after there has been a final determination pursuant to the procedures in Section 9(b).
          (d) Any Service can be terminated prior to the Distribution Date, with no fee, penalty or ongoing obligation, if Service Recipient provides a Termination Notice to Service Provider (which may be via email) prior to the Distribution Date.
     12. Independent Contractor.
          The Parties hereto understand and agree that this Agreement does not make either of them an agent or legal representative of the other for any purpose whatsoever. No Party is granted, by this Agreement or otherwise, any right or authority to assume or create any obligation or responsibilities, express or implied, on behalf of or in the name of any other Party, or to bind any other Party in any manner whatsoever. The Parties expressly acknowledge (i) that Service Provider is an independent contractor with respect to Service Recipient in all respects, including the provision of the Services, and (ii) that the parties are not partners, joint venturers, employees or agents of or with each other.
     13. Confidentiality.
          (a) Any Confidential Information of either Party shall be subject to Section 8.6 of the Distribution Agreement. With respect to any information disclosed by one Party to another Party for the purpose of this Agreement or otherwise accessible to such other Party during the performance hereunder (“Confidential Information”), the Party receiving such Confidential Information agrees that it will use the same skill and care as set forth in Section 4(a)

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to prevent the disclosure or accessibility to others of the disclosing Party’s Confidential Information and will use such Confidential Information only for the purposes of this Agreement, the Distribution Agreement and the Ancillary Agreements. The receiving Party and its employees, representatives and agents (including any Third Party Provider) (collectively, the “Recipient Parties”) shall only disclose and permit access to the other’s Party’s Confidential Information to such Recipient Parties who have a need to know such Confidential Information for the purposes of this Agreement, the Distribution Agreement and the Ancillary Agreements. For Confidential Information provided with respect to any Service, the obligations of the Recipient Parties pursuant to this Section 13 shall expire on the date that is five (5) years from the termination of such Service. Each Party shall provide prompt written notice of any breach of the obligations under this Section 13 by such Party or its Recipient Parties and shall use commercially reasonable efforts to assist the other Party in remedying any such breach.
          (b) Specifically excluded from the definition of Confidential Information is any and all information that:
          (i) is independently developed by or on behalf of a Recipient Party without use of or reference to Confidential Information;
          (ii) is or becomes available to the public, other than as the result of a breach by a Recipient Party of the confidentiality obligations under this Agreement; or
          (iii) is rightfully received from a third party not known by the Recipient Party to be bound by an obligation of confidentiality to the disclosing Party.
          (c) If the Recipient Party is required to disclose Confidential Information by law, process or regulation, to the extent legally permissible, such Recipient Party shall promptly notify the disclosing Party, reasonably cooperate with the disclosing Party to the extent it may seek to limit such disclosure and, insofar as a protective order or waiver from the disclosing Party is not obtained, only disclose such Confidential Information as is required to be disclosed.
          (d) In connection with any permitted disclosure of this Agreement to any third party, each Party shall redact the portions of the Services Schedules that are not relevant to such third party’s inquiry.
          (e) It is further understood and agreed that money damages may not be a sufficient remedy for any breach of this Section 13 and that each Party shall be entitled to seek equitable relief, including injunction and specific performance, as remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach, but shall be in addition to all other remedies herein described available at law or equity.

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     14. Beneficiary of Services; No Third Party Beneficiaries.
          This Agreement is for the sole benefit of the Parties hereto, and nothing expressed or implied shall give or be construed to give any person any legal or equitable rights hereunder, whether as a third-party beneficiary or otherwise. Each Party agrees, and each Party in its capacity as a Service Recipient represents and warrants, that the Services shall be provided solely to, and shall be used solely by, Service Recipient and its Subsidiaries. Service Recipient shall not resell or provide the Services to any other Person, or permit the use of the Services by any Person other than Service Recipient and its Subsidiaries.
     15. Entire Agreement.
          This Agreement, together with the Distribution Agreement and the other Ancillary Agreements, constitutes the entire agreement of the Parties with respect to the subject matter hereof, and supersedes all prior agreements, understandings and negotiations, both written and oral, between the Parties with respect to the subject matter hereof. In the event and to the extent that there shall be a conflict between the provisions of this Agreement and the provisions of the Distribution Agreement or any other Ancillary Agreement, the Parties agree that this Agreement shall govern. The Parties agree that, in the event of an express conflict between the terms of this Agreement and a Services Schedule, the terms of the Services Schedule shall govern.
     16. Amendment; Waiver.
          This Agreement and the Services Schedules may be amended, and any provision of this Agreement may be waived, if but only if such amendment or waiver is in writing and signed, in the case of an amendment, by each of the Parties, or in the case of a waiver, by the Party against whom the waiver is effective. No failure or delay by either Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
     17. Notices.
          All notices, requests and other communications to any Party hereunder shall be in writing (including telecopy or similar writing) and shall be given as follows:
          if to ITT or to any of its Affiliates:
ITT Corporation
1133 Westchester Avenue
Suite 3000
White Plains, NY 10604
Attn: General Counsel
Facsimile: (914) 696-2970

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          if to Exelis or to any of its Affiliates:
Exelis Inc.
1650 Tysons Boulevard
Suite 1700
McLean, VA 22102
Attn: Chief Legal Officer
Facsimile: 703-790-6407
          if to Xylem or to any of its Affiliates:
Xylem Inc.
1133 Westchester Avenue
Suite 2000
White Plains, NY 10604
Attn: General Counsel
Facsimile: 914-323-5997
or to such other address or telecopy number and with such other copies, as such Party may hereafter specify for the purpose of notice to the other parties. Each such notice, request or other communication shall be effective (i) if given by fax, when such fax is transmitted to the fax number specified in this Section 17 and evidence of receipt is received or (ii) if given by any other means, upon delivery or refusal of delivery at the address specified in this Section 17.
     18. Non-Assignability.
          Neither this Agreement nor any of the rights, interests or obligations of either Party hereunder may be assigned or transferred by any such Party without the prior written consent of the other Party (not to be unreasonably withheld, delayed or conditioned), and any purported assignment, without such prior written consent shall be null and void; provided a Party may assign or transfer all its rights hereunder without such consent to an acquirer in connection with a sale of all or substantially all of its assets or other similar change in control of such Party.
     19. Further Assurances.
          From time to time after the date hereof, without further consideration, each Party shall use commercially reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things reasonably proper or advisable under applicable Law, and execute and deliver such documents as may be required or appropriate to carry out the provisions of this Agreement and to consummate, perform and make effective the transition contemplated hereby.
     20. Definitions and Rules of Construction.
     (a) Defined terms used in this Agreement have the meanings ascribed to them by definition in this Agreement or in the Distribution Agreement.

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     (b) This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted.
     (c) Whenever the words “include”, “including”, or “includes” appear in this Agreement, they shall be read to be followed by the words “without limitation” or words having similar import.
     (d) As used in this Agreement, the plural shall include the singular and the singular shall include the plural.
     21. Counterparts; Effectiveness.
          This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 21, provided that receipt of copies of such counterparts is confirmed. This Agreement shall become effective when each Party has received a counterpart hereof signed by the other Party hereto.
     22. Section Headings.
          The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
     23. Severability.
          If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect, and the Parties shall negotiate in good faith to replace such illegal, void or unenforceable provision with a provision that corresponds as closely as possible to the intentions of the parties as expressed by such illegal, void, or unenforceable provision.
     24. Governing Law.
          This Agreement shall be governed by and construed in accordance with the Laws, but not the Laws governing conflicts of Laws (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law), of the State of New York.

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ITT CORPORATION
By:	/s/ Aris C. Chicles
	Name:	Aris C. Chicles
	Title:	Senior Vice President

EXELIS INC.
By:	/s/ Ann D. Davidson
	Name:	Ann D. Davidson
	Title:	V.P., General Counsel and Secretary

XYLEM INC.
By:	/s/ Frank R. Jimenez
	Name:	Frank R. Jimenez
	Title:	V.P., General Counsel and Secretary

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Annex A
Severance and Retention Schedule
1.	Payroll TSA = , ITT 33.3%, Exelis 33.3%, Xylem 33.3%.

2.	Payroll TSA = , ITT 33.3%, Exelis 33.3%, Xylem 33.3%.

3.	AP TSA = , 100% Exelis.

4.	AP TSA, PRMS TSA, PAYROLL TSA, eBUYITT TSA, TELECOM TSA, PCARD TSA = , ITT 33.3%, Exelis 33.3%, Xylem 33.3%.

5.	DATA CUSTODIAN TSA = , 100% Exelis.

6.	DATA CUSTODIAN TSA = , 100% Exelis.

7.	AP TSA, PRMS TSA, PAYROLL TSA, eBUYITT TSA, TELECOM TSA, PCARD TSA = , ITT 33.3%, Exelis 33.3%, Xylem 33.3%.

8.	AP TSA, PRMS TSA, PAYROLL TSA, eBUYITT TSA, TELECOM TSA, PCARD TSA = , ITT 33.3%, Exelis 33.3%, Xylem 33.3%.

9.	Nogales Services TSA = , Xylem 100%

10.	Nogales Services TSA = , Xylem 100%

Annex B
Vendor Cost Schedule

(000’s)	$5,000
$2,000

Estimated Vendor Fee	$7,000

ITT’s Estimated Allocation of the Estimated Vendor Fee	40.0%
Xylem’s Applicable Percentage of ITT’s Costs =	30.0%
Exelis’ Applicable Percentage of ITT’s Costs =	25.0%
The Parties agree that they have estimated a total cost of                                                                                                             . Based upon the percentages above, the following costs have been included in TSAs provided by ITT to each of Xylem and Exelis
TSA Pass Through Amounts:

($ in 000’s)	Y1	Y2	Total
Xylem	$	$	$
Exelis	$	$	$
The amount paid by or to ITT Corporation pursuant to Section 2(a)(vi) of the Agreement with respect                      shall not be increased or decreased by the 2% or 10% profit margin or the 4.5% inflation rate contemplated by Section 2 of the Agreement

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SCHEDULE A
Service Provider: ITT Corporation
Service Recipient: Exelis Inc. and Xylem Inc.
Service to be provided:

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Schedule AB1
eBuyITT INVOICE PROCESSING
SERVICES
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, expect where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this service should be directed to:

Name	Title	Phone	e-mail
Philip Galluzzi	Manager, TDS Business	(386) 446-6160	phil.galluzzi@itt.com
ITT Corporation	Relationships & Corporate Travel

Mary Marts	Sr. Financial Analyst,	(914) 323-5791	mary.marts@xyleminc.com
Xylem Inc.	Fluid and Motion Control
GENERAL SERVICE DESCRIPTION
Service Provider will perform eBuyITT Invoice Processing Services for Service Receiver.
Service Receiver and its Subsidiaries will utilize the Service Provider’s resources based on the functionality, processes, input and output screens and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution Date.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, the Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

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Minimum Service
			BAU Transaction	Period	Service
Service #	Service Name	Description of Service	Volume	(in mo.)	Charge
Provide eBuyITT Invoice Processing Services:

•    eBuyITT Invoice Review — The Service Provider will receive designated invoice submissions from the Service Receiver’s eBuyITT enabled Suppliers (via EDI transaction or manual entry) and prep invoices and feed the submitted invoices to Perfect Commerce. The Service Provider will use the daily invoice feeds from Perfect Commerce to prep invoices for financial back office operations.
4,174 Hard Copy Invoices Annually*/ 16,501 Invoices Annually

•    eBuyITT Exception Handling and Resolution — The Service Provider will reconcile and re-validate invoices flagged with validation errors. Once the invoice is validated, the Service Provider will process it as stated above. Mismatched invoices will not be paid without resolution.
1,300 Transactions Annually

•    Invoice Recording & Payment Processing — Service Provider will send the balanced invoices to an internal business unit within the Service Provider, on a daily basis, for additional Accounts Payable recording and payment processing for the Service Receiver.
4,174 Hard Copy Invoices Annually* / 16,501 Invoices Annually
SS-eBuyITT- -01	eBuyITT Invoice Processing Services	• Vendor File Maintenance — The Service Provider will receive vendor master data for new vendor setup from an internal business unit to perform Vendor File Maintenance.	As Needed Basis	18	Cost plus 2% - 10% per month

•    Tax Exempt Certificate File Maintenance — The Service Provider will receive Service Receiver Supplier’s tax exempt vendor certificates from an internal business unit to maintain tax exempt master file.
4,174 Hard Copy Invoices Annually* / 16,501 Invoices Annually

•    Cost Distribution Services — Service Provider will use validated invoices as documented above to provide Service Receiver a cost distribution file transmitted via FTP and/or email, or transmitted to an internal business unit data and centralized tax services via the current Purchase to pay distribution process to all Service Receiver’s business units that are currently on Purchase to Pay. The Service Provider will provide cost distribution and taxability indicators, per agreed frequency to the Service Receiver’s business units that are not currently supported by the Shared Services Accounts Payable (P2P) process).
As Needed Basis
		• eBuyITT Aged-Invoice Workflow Notification — Service Provider will perform routine communication of aged open invoices requiring Service Receiver triage and action.	As Needed Basis

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* Note: The BAU transaction volume for hard copy invoices, and not the total invoice volume (i.e., both electronic and hard copy), will be used as the pre-distribution date baseline to calculate changes in service volumes (plus or minus 10%) as defined in the next section.
Service Volumes Greater or Less Than Observed Pre-Distribution Date
Service Provider will deliver the same volume of Services as delivered in the 12 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities on a time and materials basis with respect to the one-time set-up fees. The table below will then apply following the completion of the one-time set-up activities

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service
Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes (e.g., Benefits provider change) are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the other Service Recipients.

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Exit Services
The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
SS-eBuyITT-02	eBuyITT Invoice Processing Services Migration	Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:	Time and Materials Based on Additional Pricing Section
• Support of data extraction requests from the Service Receiver
• Providing Subject Matter Expertise in helping the Service Receiver understand current state business processes, and current state functional data mapping

SS-eBuyITT-03	eBuyITT Invoice Processing Services Knowledge Transfer	Service Provider will provide the following knowledge transfer services:	Time and Materials Based on Additional Pricing Section
• Existing non-sensitive documentation maintained by the Service Provider will be given to the Service Receiver as it relates to eBuyITT services
Supplemental Services
For requests for supplemental services relating to eBuyITT Invoice Processing by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request attached as Annex A for consideration by Service Provider.
Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12 noon Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver. Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

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LOCATIONS
Services are initially provided from Palm Coast, FL USA to other USA locations.
PREREQUISITES/DEPENDENCIES
•	Service Receiver will maintain current Cost Distribution data delivery methodologies (e.g., FTP drop site/email attachment receipt).

•	If Service Receiver or their suppliers provides inaccurate information to Service Provider it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

•	Service Receiver must actively be engaged on the GSCS Service Agreement from Global Supply Chain Services (GSCS) and utilize Perfect Commerce as the eProcurement platform for the duration this agreement is in effect.
NOTICE REQUIREMENT
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com
If to the Service Receiver:
Xylem Inc.
2881 E Bayard Street
Seneca Falls, NY 13148
Attention: Linda Lynch
Linda.lynch@xyleminc.com

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SERVICE LEVEL
Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.
In the event incidents cannot be resolved, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.
ADDITIONAL PRICING
Hourly Rate for Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources be required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.
Additional Pricing Rates (All in USD)

Location	Low	Medium	High
USA	$75	$100	$125

Greece	$35	$46	$58

Mexico	$19	$25	$31

Sweden	$75	$100	$125

6

SCHEDULE AB2
P-CARD TRANSACTION PROCESSING
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this service should be directed to:

Name	Title	Phone	e-mail
Philip Galluzzi ITT Corporation	Manager, TDS Business Relationships & Corporate Travel	(386) 446-6160	phil.galluzzi@itt.com

Mary Marts Xylem Inc.	Sr. Financial Analyst, Fluid and Motion Control	(914) 323-5791	mary.marts@xyleminc.com
GENERAL SERVICE DESCRIPTION
Service Provider will perform P-Card Transaction Processing Services for Service Receiver.
Service Receiver and its Subsidiaries will utilize the Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution Date.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, the Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

Minimum Service
			BAU Transaction	Period
Service #	Service Name	Description of Service	Volume	(in mo.)	Service Charge
Provide P-Card Transaction Processing Services:

•     P-Card Invoice Review — The Service Provider will receive a notification and data file from US Bank once monthly containing transaction details and Company information for Service Receiver’s P-Card holders. In addition, the Service Provider will receive from an internal business unit an authorization to proceed with the P-Card File download. The Service Provider will review the file, format data for financial processing, and validate invoices for completeness and accuracy. The Service Provider will flag invoices with validation errors. The Service Provider will use booked AP invoices to generate proprietary data files to be sent via email to Service Receiver’s Treasury Department for payment settlement.
125 Transactions Annually

SS-PCard Processing-01	P-Card Transaction Processing Services
•     P-Card Exception Handling and Resolution — The Service Provider will reconcile and re-validate invoices flagged with validation errors. Once the invoice is validated, the Service Provider will process it as stated above. Mismatched invoices will not be paid without resolution. For processing credits, the Service Provider will insure that management accounts have monthly debit balances prior to transmission to Service Receiver’s Treasury Department. If a management account is received as a zero or credit balance, the Service Provider will remove credit transactions from being processed in ascending order until the management account reflects a debit balance. The Service Provider will communicate the removed credits to the internal business unit for resolution.
			40 Transactions Annually	18	Cost plus 2% - 10% per month

•     P-Card Cost Distribution — The Service Provider will use validated invoices as documented above to provide Service Receiver a Cost Distribution file transmitted via File Transfer Protocol (FTP) and/or email.
15 Transactions per Month

•     P-Card File Maintenance — The Service Provider will perform file maintenance based on internal business unit approval for new and/or changes to P-Card holders. Only valid, internal business unit-approved cardholder transactions are processed. Three (3) business days prior notice is required to maintain P-Card file.
As Needed Basis

2

Service Volumes Greater or Less Than Observed Pre-Distribution Date
Service Provider will deliver the same volume of Services as delivered in the 12 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities on a time and materials basis with respect to the one-time set-up fees. The table below will then apply following the completion of the one-time set-up activities

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service
Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the other Service Recipients.

3

Exit Services
The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:

SS-PCard Processing-02	P-Card Transaction Processing Migration
•     Support of data extraction requests from the Service Receiver

•     Providing Subject Matter Expertise in helping the Service Receiver understand current state business processes, and functional data mapping
Time and Materials Based on Additional Pricing Section

SS-PCard Processing-03	P-Card Transaction Processing Knowledge Transfer	Service Provider will
provide the following
knowledge transfer
services:

•     Existing non-sensitive documentation maintained by the Service Provider will be given to the Service Receiver as it relates to P-Card Transaction Processing services
Time and Materials Based on Additional Pricing Section
Supplemental Services
For requests for supplemental services relating to P-Card Transaction Processing by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request attached as Annex A for consideration by Service Provider.
Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12 noon Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver. Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

4

LOCATIONS
Services are initially provided from Palm Coast, FL, USA to other USA locations.
PREREQUISITES/DEPENDENCIES
•	If Service Receiver, or their Supplier(s), provides inaccurate information to Service Provider it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Service Receiver, in a separate and independent agreement, must utilize US Bank as the P-Card supplier for the duration this agreement is in effect.

•	Service Receiver must actively be engaged on the GSCS Service Agreement from Global Supply Chain Services (GSCS) for the duration this agreement is in effect.

•	Service Receiver must maintain current Cost Distribution data delivery methodologies (e.g., FTP drop site/email attachment receipt) and payment settlement interface (Treasury) for the duration this agreement is in effect.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.
NOTICE REQUIREMENT
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com
If to the Service Receiver:
Xylem Inc.
2881 E Bayard Street
Seneca Falls, NY 13148
Attention: Linda Lynch
Linda.lynch@xyleminc.com

5

SERVICE LEVEL
Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.
In the event incidents cannot be resolved, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.
ADDITIONAL PRICING
Hourly Rate for Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources be required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.
Additional Pricing Rates (All in USD)

Location	Low	Medium	High
USA	$75	$100	$125
Greece	$35	$46	$58
Mexico	$19	$25	$31
Sweden	$75	$100	$125

6

SCHEDULE AB3
TELECOM INVOICE PROCESSING
SERVICES (TAPS)
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this service should be directed to:

Name	Title	Phone	e-mail
Philip Galluzzi ITT Corporation	Manager, TDS Business Relationships & Corporate Travel	(386) 446-6160	phil.galluzzi@itt.com

Mary Marts Xylem Inc.	Sr. Financial Analyst, Fluid and Motion Control	(914) 323-5791	mary.marts@xyleminc.com
GENERAL SERVICE DESCRIPTION
Service Provider will perform Telecom Invoice Processing Services (TAPS), for Long Distance Voice and Data Circuitry, for Service Receiver.
Service Receiver and its Subsidiaries will utilize the Service Provider’s resources based on the functionality, processes, input and output screens and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

1

Minimum
			BAU	Service
			Transaction	Period	Service
Service #	Service Name	Description of Service	Volume	(in mo.)	Charge
Provide Telecom Invoice Processing (TAPS) Services:

   •   TAPS supplier statements — The Service Provider will receive Service Receiver’s current Primary Telecom Service Supplier statements monthly. The statements are transmitted via EDI, or entered manually via paper statements, to the Service Provider. To produce balanced TAPS statements, the Service Provider will perform various validation and duplication protection routines with criteria including Master Control Number, Account number, and AT&T Statement numbers. Only total current charges are recognized in the TAPS system for processing each month.
2,100 Transactions Annually

SS-TAPS-01	Telecom Invoice Processing Services (TAPS)	• TAPS Exception Handling and Resolution — Service Provider will reconcile accounts that failed validation. The Service Provider will make commercially reasonable efforts to gain resolution from the Service Receiver, to produce resolved accounts that are ready for financial processing. Accounts that fail validation are not paid without resolution.	60 Transactions Annually	9	Cost plus 2% - 10% per month

   •   Invoice Recording & Payment Processing — Service Provider will send the balanced invoices to an internal business unit within the Service Provider, on a monthly basis, for additional Accounts Payable recording and payment processing for the Service Receiver.
2,100 Transactions Annually

   •   TAPS Cost Distribution — The Service Provider will transmit to the Service Receiver a Cost Distribution file from the processed validated Statements, Service Provider will transmit this file via FTP and/or email to the Service Receiver.
15 Transactions per Month

   •   TAPS Customer File Maintenance — The Service Provider will perform Customer File Maintenance after receiving a Change Request from the Service Receiver. Only valid, ITT Customer accounts and Statements are processed. Three (3) business days prior notice are required to maintain the Customer file.
30 Transactions Annually

2

Service Volumes Greater or Less Than Observed Pre-Distribution
Service Provider will deliver the same volume of Services as delivered in the 12 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities on a time and materials basis with respect to the one-time set-up fees. The table below will then apply following the completion of the one-time set-up activities

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented in this agreement

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service
Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the other Service Recipients.

3

Exit Services
The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
SS-TAPS-02	Telecom Invoice Processing (TAPS) Migration	Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:	Time and Materials Based on Additional Pricing Section

• Support of data extraction requests from the Service Receiver

• Providing Subject Matter Expertise in helping the Service Receiver understand current state business processes and functional data mapping

Service Provider will provide the following knowledge transfer services:
SS-TAPS-03	Telcom Invoice Processing (TAPS) Knowledge Transfer	• Existing non-sensitive documentation maintained by the Service Provider will be given to the Service Receiver as it relates to Telecom Invoice Processing (TAPS) services	Time and Materials Based on Additional Pricing Section
Supplemental Services
For requests for supplemental services relating to Telecom Invoice Processing Services (TAPS) by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request attached as Annex A for consideration by Service Provider.
Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12 noon Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver. Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

4

LOCATIONS
Services are initially provided from Palm Coast, FL, USA to other USA locations and select EU and Asia locations.
PREREQUISITES/DEPENDENCIES
•	Security and access controls will be maintained as set forth in the Master Services Agreement.

•	If Service Receiver, or their Supplier(s), sends inaccurate data to Service Provider it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Service Receiver must actively be engaged in the circuitry configuration and inventory control of their networks and have Subject Matter Experts (SME) available to assist with statement processing discrepancies.

•	Service Receiver, in a separate and independent agreement, must utilize AT&T as the telecommunication data vendor.

•	Service Receiver will maintain current Cost Distribution data delivery methodologies (e.g., FTP drop site/email attachment receipt).
NOTICE REQUIREMENT
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com
If to the Service Receiver:
Xylem Inc.
2881 E Bayard Street
Seneca Falls, NY 13148
Attention: Linda Lynch
Linda.lynch@xyleminc.com

5

SERVICE LEVEL
Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.
In the event incidents cannot be resolved, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.
ADDITIONAL PRICING
Hourly Rate for Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources be required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.
Additional Pricing Rates (All in USD)

Location	Low	Medium	High
USA	$75	$100	$125
Greece	$35	$46	$58
Mexico	$19	$25	$31
Sweden	$75	$100	$125

6

SCHEDULE AB4
U.S
ACTIVE SALARIED ELIGIBLE
EMPLOYEES MEDICAL, PHARMACY
AND DENTAL PROGRAM
Capitalized terms used herein and not otherwise defined shall have the meaning assigned such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters and general inquiries regarding this Service should be directed to:

Name	Title	Phone	e-mail
Service Provider’s Contact
ITT Corporation Deborah Macchia	Mgr, Benefits Planning and Administration	(914) 304-1729	Deb.macchia@itt.com

Lisa Munoz	Benefits Analyst	(914) 304-2026	Lisa.munoz@itt.com

Thomas Hickey	Manager, Benefits Financial Reporting and Administration	(914) 641-2077	Thomas.hickey@itt.com

Service Recipient’s Contact
Xylem Inc.

Keith Dick	Director, Global Benefits	(914) 323-5964	Keith.dick@xyleminc.com

1

PARTIES TO THE AGREEMENT
Service Provider: ITT Corporation — White Plains, NY
Service Recipient: Xylem Inc. — White Plains, NY
TERM
Services provided hereunder shall terminate December 31, 2013; provided that for the avoidance of doubt the coverages provided hereunder and described below only apply to Claims (as defined herein) made by Service Recipient’s Covered Employees (as defined herein) and incurred on or before December 31, 2011.
GENERAL SERVICE DESCRIPTION
Service Provider currently provides active medical, pharmacy(Rx) and dental administration for coverages provided through Empire and Anthem (medical), Medco(Rx), MetLife(dental) and SHPS (FSA) (Empire, Anthem, Medco, MetLife and SHPS collectively, the “Vendors”) for its U.S. Active, Salaried, Eligible Employees (“Covered Employees”). Service Provider shall keep the current contracts with the Vendors and the ITT CORPORATION SALARIED MEDICAL AND DENTAL PLAN (PLAN NUMBER 502 EIN 13-5158950) and the ITT Salaried Medical Plan and Salaried Dental Plan General Plan Terms (collectively, the “Plans”) and all coverage thereunder in full force through December 31, 2011 for Service Recipient’s Covered Employees. All claims of Service Recipient’s Covered Employees made under the Plans and incurred on or prior to December 31, 2011 the (“2011 Plan Year”) will be adjudicated in accordance with the current contract and Service Provider will continue to take such actions on behalf of Service Recipient’s Covered Employees as if such employees are employees of Service Provider.
All medical, dental, pharmacy and FSA claims of Service Recipient’s Covered Employees made under the Plans (the “Claims”) will be paid by the Vendors on behalf of the Service Provider. Service Recipient will pay Service Provider for coverage based on 2011 budget premium rates previously set for the calendar year 2011 and described in the “Pricing” section below. Service Recipient will pay Service Provider monthly premium payments for this service, for any full or partial months, based on actual enrollment for the months covered post-spin using enrollments as of the first (1st) calendar day of the month, commencing on the day after the Distribution Date. Service Recipient will prepare and deliver to Service Provider a monthly self bill containing cost breakdown by business unit and plan tier as set forth on Attachment A, within five (5) Business Days after the beginning of each calendar month. The Service Recipient will be required to pay the Service Provider the monthly premium payments within ten (10) Business Days after the beginning of each calendar month. A detailed listing of Service Recipient’s employees covered, including the Plans and enrollment tier in which they are enrolled, will be made available to Service Provider upon its reasonable request.
Service Provider will retain responsibility for executing funding of Claim payments and eligibility management with Vendors through December 31, 2013.

2

Service Provider will conduct a Headcount True-Up (as defined below) of the monthly premiums and establish an Incurred But Not Reported (“IBNR”) claims reserve for Claims incurred prior to December 31, 2011 date, but paid after that date, and conduct a reconciliation of such reserve. See “Headcount True-Up” and “IBNR Reconciliation” sections under Additional Pricing for details.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below or described above (collectively, the “Services”).
•	Monthly Premium billing.

•	Monthly administrative services billing (for administrative services billed on an hourly basis. See Additional Pricing section for Hourly Rates).

•	See General Service Description for a description of payments and billing hereunder. See Pricing for a description of the Headcount True-Up (as defined below) and reconciliation for IBNR (as defined below) Claims.

•	Claims processing
•	All Vendor Claims process will remain unchanged from the process as used during the 12-month period prior to the Distribution Date.

•	The Claims appeal process will not change from the process as used during the 12-month period prior to the Distribution Date. Empire/Anthem/Medco, MetLife and SHPS will handle all appeals as provided under the Employee Retirement Income Security Act. Once all such appeals have been exhausted, escalations will be handled by Service Provider.

•	Service Provider will pay all Claims incurred during the 2011 Plan Year.
•	Eligibility
o	All eligibility adjustments (adding dependents, new hires, ect.) will be handled by local Service Recipient HR through the Infinium interface.

o	The Service Recipient may add or remove employees/dependants to coverage in accordance with the terms of the Plans, generally upon a qualifying event, new hire or termination. These rules will be the same rules in effect immediately prior to Distribution Date and will remain in effect until January 31, 2012.

o	Manual adjustments to eligibility will be handled directly with the Vendors by authorized Service Recipient local HR. These adjustments will be one off type adjustments that cannot be made through Infinium due to timing.

o	All file transmissions to Vendors will be handled by the Exelis Inc. Fort Wayne Shared Service team under the HR/Payroll/Benefits Transition Services Agreement.

3

o	All files normally maintained manually by the Service Recipient local HR departments during the twelve (12) month period prior to the Distribution Date will remain unchanged.

o	COBRA qualifying events notices will be handled by SHPS. Service Recipient Local HR department will notify SHPS of termination of employment (as is the current practice in the twelve (12) months prior to Distribution Date). SHPS will provide election notice to Covered Employees with appropriate coverages. There is a separate Letter of Intent with SHPS, attached as Attachment B.
•	Claims payment
o	All Covered Employee Claims made under the Plans and incurred for the 2011 Plan Year will be paid by Service Provider.

o	Vendor administrative service charges for the 2011 Plan Year will be paid by Service Provider.

o	Empire and MetLife maintain bank accounts which Service Provider funds daily to pay claims. Each Vendor will separate claims paid by claims incurred date.

o	Service Provider will pay all Medical and Dental Claims incurred for the 2011 Plan Year, but submitted for payment after the end of the 2011 Plan Year but no later than allowed under the terms of the applicable Plan.

o	MEDCO invoices bi-weekly for claims paid. Service Provider will pay for all MEDCO claims incurred for the 2011 Plan Year.
PREREQUISITES/DEPENDENCIES
Service Recipient Responsibilities
•	Service Recipient will provide accurate and timely employee enrollments via Infinium.

•	Service Recipient will research eligibility issues as needed.

•	In case of inaccurate data sent to Service Provider it will be the responsibility of the Service Recipient to rectify any problems and assessments incurred.

•	Local Human Resources/Benefits departments will support Covered Employees.

4

BILLING LOCATION
Service Recipient will provide Service Provider a self billed invoice and payment to their address set forth below. The bill will cover all charges for Services under this Schedule provided by Service Provider. The invoice will contain the number of enrolled employees per tier per coverage, as set forth in Schedule A. A detailed list of Covered Employees will be provided by the Service Provider upon reasonable request of the Service Recipient. All administrative functions handled by the Service Provider in the twelve (12) month period prior to the Distribution Date are contained in the fee structure set forth below. The Service Provider and Service Recipient agree to negotiate in good faith for any additional services related to the Service provided hereunder that are outside the normal course of business.
SERVICE LEVEL
The Service Provider will provide the same service level to the Service Recipient as it provides to its Covered Employees.
NOTICE REQUIREMENTS
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com
If to the Service Receiver:
Xylem Inc.
2881 E. Bayard Street
Seneca Falls, NY 13148
Attention: Linda Lynch
Linda.lynch@xyleminc.com
Termination notices are not required. Service Provider will pay Claims incurred during the 2011 Plan Year, during the period from November 1, 2011 through December 31, 2013 with no further premium billed to the Service Recipient. Pursuant to the terms of the Plans there is a twenty-four (24) month Claim filing limit.

5

PRICING
In addition to the costs specifically set forth below, Service Recipient shall also pay all routine business travel expenses relating to such Services. The below table contains the monthly premium rates the Service Provider shall charge. The Service Recipient will be required to pay the Service Provider the monthly premium payments within ten (10) Business Days after the beginning of each calendar month. A detailed listing of Service Recipient’s Covered Employees, including the Plans and enrollment tier in which they are enrolled, will be made available to Service Provider upon its reasonable request. Each business unit has been banded 1 through 5. Depending on the assigned band the appropriate budget amount is charged to that business unit. The amounts in the table are per employee per month, by plan and coverage tier. See “General Service Description” for further detail on payment and billing for the monthly premium payments.

6

Medical and Pharmacy Premium
Basic

Rating	Employee	Employee
Band	Only	+ 1	Family
Band 1
Band 2
Band 3
Band 4
Band 5
Enhanced

Rating	Employee	Employee
Band	Only	+ 1	Family
Band 1
Band 2
Band 3
Band 4
Band 5
EPO

Rating	Employee	Employee
Band	Only	+ 1	Family
Band 1
Band 2
Band 3
Band 4
Band 5
HDHP

Rating	Employee	Employee
Band	Only	+ 1	Family
Band 1
Band 2
Band 3
Band 4
Band 5

7

Dental Premium
MetLife Dental

EE	EE+1	Family
$35	$73	$104
FSA Pricing

		New		ASO	Total ASO
Coloc	Participating Location	Company	PartCount	Fee	per Month
203010	FTC-HQ	Xylem	35
371010	Heat Transfer	Xylem	28
371030	Bell & Gossett Division	Xylem	67
371070	RCW	Xylem	16
375010	AC Custom Pump	Xylem	18
503010	Rule Industries	Xylem	13
504010	Sanitaire (WPCC)	Xylem	30
512001	Flo - Jet	Xylem	8
515010	Motion and Flow Controls HQ	Xylem	1
549010	Flowtronex	Xylem	33
583010	WEDECO	Xylem	16
584010	Water Technology, Inc.	Xylem	70
584020	Texas Turbine Operations-Lubbock	Xylem	30
600010	Leopold Salary	Xylem	41
683003	Flygt-lndiana	Xylem	2
683010	FlygtCorp.	Xylem	105
683020	Flygt Florida	Xylem	10
786010	Laing	Xylem	1
808010	Nova Analytics	Xylem	3
809010	Global Water Instruments	Xylem	1

Additional Pricing
Hourly Rates
Hourly Rates for Services not specified or normally provided by Service Provider in the twelve (12) month period prior to the Distribute Date but otherwise provided by Service Provider employees (including but not limited to modification, consulting, exit strategy development, transition, etc.) are documented below. The employee category is defined by Service Provider. The rates documented below apply to Service Provider employees only, should external

8

resources be required, the costs for those external resources will be reviewed with the Service Recipient prior to execution of the project.
Notwithstanding anything in the Agreement to the contrary, the following rates shall not be subject to (a) the 4.5% increase for inflation in 2012 described in Section 2(a)(3) (but such rates shall be subject to such increase in 2013) or (b) the 2% or 10% increases described in the proviso to Section 2(a)(i) of the Agreement.

General Category of Employee	Hourly Rate
1. Secretarial/Administrative	$50.00
2. Non-Executive	$100.00
3. Executive	$150.00
Headcount True-Up
Service Provider shall conduct a “headcount” true-up by March 31, 2012 (the “Headcount True-Up”), based on actual enrollment during the period beginning on the day after the Distribution Date and ending on December 31, 2011. The Headcount True-Up will be based on reviewing the actual monthly Infinium enrollment by Plan and coverage tier, by unit, but, for the avoidance of doubt, no true-up of actual Claims will be conducted. The Service Provider shall promptly provide the results of the Headcount True-Up to Service Recipient together with any supporting data reasonably requested by Service Recipient. Within ten (10) Business Days after the parties reach agreement on the amount of the Headcount True-Up, the appropriate party shall pay to the other the amount so due.
IBNR Reconciliation
•	Reconciliation for Incurred But Not Reported (“IBNR”) Claims
o	The premiums collected from Service Recipient hereunder will be credited to Service Provider’s active medical ledger.

o	The amount that Service Provider should hold in reserve to cover payment for all IBNR Claims incurred for the 2011 Plan Year shall be calculated in accordance with the following procedures:
•	This calculation will be made by June 30, 2012 using the same methods, assumptions, processes, etc. as used during the 12-month period prior to the Distribution Date to calculate the IBNR Claim reserve remaining to pay Claims incurred before January 1, 2012, but paid after June 30, 2012.

•	Service Provider and Service Recipient will engage Towers Watson, or such other person as the parties may agree to engage (the “Calculation Agent”), to calculate the target level of the IBNR claim reserve, whose determination shall be binding and conclusive on the Service Provider and Service Recipient.

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•	The IBNR Claim reserve will have its final reconciliation calculated the Calculation Agent by June 30, 2012.
o	If the amount held for the IBNR Claim reserve is greater than the target level of the IBNR Claim reserve, as determined herein, within ten (10) Business Days of Service Provider being notified of such determination by the Calculation Agent, Service Provider shall pay its proportionate amount to Service Recipient (based upon Service Recipient’s number of Covered Employees (as of December 31, 2011) in relation to the total number of Covered Employees (for all of the Parties to the Agreement) in the IBNR Claim reserve pool (as of December 31, 2011) (the “Proportionate Amount”)), required, when included with the Proportionate Amounts to be paid to the other Parties to the Agreement, required to bring the amount held for the IBNR Claim reserve to its targeted level, as determined by the Calculation Agent.

o	If the amount held for the IBNR Claim reserve is less than the target level of the IBNR claim reserve, as determined herein, within ten (10) Business Days of Service Recipient being notified of such determination by the Calculation Agent and its Proportionate Amount by the Service Provider, Service Recipient shall pay its Proportionate Amount to Service Provider, required, when included with the Proportionate Amounts to be paid by the other Parties to the Agreement, necessary to bring the amount held for the IBNR Claim reserve to its targeted level, as determined by the Calculation Agent.

10

Attachment A
(Monthly self bill example)

Unit	Value Center	Grand Total
FTC-HQ	HQ
Motion and Flow Controls HQ	HQ
ITT Heat Transfer	RCW
ITT Bell & Gossett Division	RCW
Rule Industries	Flow Controls
Sanitaire (WPCC)	WWW
AC Custom Pump	IP
Flo-Jet	Flow Controls
Sanitaire — Royce	WWW
Sanitaire WET	RCW
Flowtronex	RCW
RCW	RCW
ITT Water Technology, Inc.	RCW
Texas Turbine Operations-Lubbock	RCW
Flygt Florida	WWW
Leopold Salary	WWW
WEDECO	WWW
ITT Flygt Corp.	WWW
Flygt-Indiana	WWW
Laing	RCW
Nova Analytics	ITT Analytics
Global Water Instruments	ITT Analytics
Bellingham and Stanley	ITT Analytics
Aanderaa Data Instruments	ITT Analytics

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Attachment B
May 20, 2011
Ms. Deb Macchia
Manager, Benefits Planning and Communication
ITT Corporation
1133 Westchester Avenue
White Plains, NY 10604
RE: Trivestiture of ITT Corporation
Dear Ms. Macchia:
As yon know, SHPS Human Resource Solutions, Inc. (“Company”) currently provides ITT Corporation (“Client”) spending account administration (“SAM”) and COBRA services (collectively “Services”) pursuant to a Service Agreement dated January 1, 2008 (“the Service Agreement”). This letter acknowledges the intent of Client to separate into three different entities; namely, Defense Co. (“Defense”), ITT Co. (“ITT”) and Water Co. (“Water”). As part of this restructuring, you have requested we perform certain implementation services in order to set up ITT and Water as separate entities. It is the intent of the parties that Defense will assume the Service Agreement and that ITT and Water will enter into a transition services agreement with Defense through December 31, 2011. Existing services provided by the Company to Defense, ITT and Water will continue through December 31, 2011. Effective January 1, 2012, ITT and Water will enter into separate agreements with the Company. The Company agrees to (i) continue performing ongoing Service and (ii) provide implementation services, pursuant to terms and conditions of the Service Agreement and the following:

1. Services	Beginning on or about June 1, 2011, Company will begin implementation services to set up ITT and Water. Company will continue providing ongoing Services to the Client, including Defense, ITT and Water populations, until the Separation Date.

2. Termination Fee	Company agrees to defer implementation Fees in an amount of . Of this amount, shall be with respect to ITT ( for COBRA and for FSA, respectively) and shall be with respect to Water ( for COBRA and for FSA, respectively) (the “Deferred Implementation Fees”) over the period between January 1, 2012 and December 31, 2012, which will be included in the new agreements. In the event the Service Agreement is terminated for any reason prior to the expiration the Separation Date the Client shall pay Company the Deferred Implementation Fees in accordance with the payment terms set forth in the Service Agreement.
If the foregoing correctly sets forth the understanding of the parties, please acknowledge your acceptance of this Agreement by signing both copies of this letter at the place provided below and return one to my attention.

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If you have any questions or concerns, please do not hesitate to call.
Very truly yours,
Mike Ciarroccki, Client Relationship Executive
SHPS Human Resource Solutions, Inc.

ACCEPTED by: ITT Corporation

Deborah R. Macchia

Name:	Deborah R. Macchia
Title:	Manager, Benefits Planning & Communications
Date:	8/23/11

SCHEDULE AB5

XYLEM RETIREE MEDICAL AND
FINANCIAL SHARED SERVICES (FSS)
ACTIVE MEDICAL AND DENTAL
ADMINISTRATION
Capitalized terms used herein and not otherwise defined shall have the meaning assigned such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters and general inquiries regarding this Service should be directed to:

Name	Title	Phone	e-mail
Service Provider’s Contact

ITT Corporation Conrad Arnold	Director Human Resources	(315) 568-7280	Conrad.arnold@itt.com

Service Recipient’s Contact

Xylem Inc. Dawn DeRue	Human Resources Mgr.	(315) 258-4830	Dawn.derue@Xyleminc.com
PARTIES TO THE AGREEMENT
Service Provider: ITT Corporation— Seneca Falls, NY (IP)
Service Recipient: Xylem Inc. — Auburn, NY and ITT Water Technologies, Inc. — Seneca Falls, NY (Financial Shared Services)) (collectively, “Service Recipients”)
TERM
Services provided hereunder shall terminate June 30, 2012; provided that for the avoidance of doubt the coverages provided hereunder and described below only apply to Claims (as defined herein) made by Service Recipient’s Covered Employees (as defined herein) and incurred on or before December 31, 2011.

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GENERAL SERVICE DESCRIPTION
Service Provider currently provides administration for the Financial Shared Services and ITT Water Technology, Inc. active medical through Excellus Blue Cross\Blue Shield BluePoint2 E Plan, Group                      and active Dental through Excellus Dental plan, Group                      and Retiree medical (pre 65 MVP), Group                     (collectively, the “Benefit Plans”) for Service Recipients’ employees covered under such Benefit Plans (such employees, the “Covered Employees”). Service Provider shall keep the Benefit Plans and all coverage thereunder in full force through December 31, 2011 for Service Recipient’s Covered Employees. Each Service Recipient may add or remove Covered Employees to or from coverage under the Benefit Plans as outlined under the terms of the Benefit Plans. All claims of Service Recipient’s Covered Employees made under the Benefit Plans (the “Claims”) and incurred on or prior to December 31, 2011 the (“2011 Plan Year”) will be adjudicated in accordance with the current contract and Service Provider will continue to take such actions on behalf of Service Recipients’ Covered Employees as if such employees are employees of Service Provider.
All Claims of Service Recipients’ Covered Employees made under the Benefit Plans will be paid on behalf of the Service Provider.
Service Recipients will pay Service Provider for coverage based on 2011 budget premium rates previously set for the calendar year 2011 and described in the “Pricing” section below. Service Recipients will pay Service Provider monthly premium payments for this service, for any full or partial months, based on actual enrollment for the months covered post-spin using enrollments as of the first (1st) calendar day of the month, commencing on the day after the Distribution Date.
The Service Recipients will be required to pay the Service Provider the monthly premium payments within ten (10) Business Days after the beginning of each calendar month. A detailed listing of Service Recipient’s employees covered, including the Plans and enrollment tier in which they are enrolled, will be made available to Service Provider upon its reasonable request.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below or described above (collectively, the “Services”).
•	Monthly premium billing.

•	Monthly administrative services billing (for administrative services billed on an hourly basis. See Additional Pricing section for Hourly Rates).
See General Service Description for a description of payments and billing hereunder
The following services listed below will be provided by “experts”, who are employees of Service Provider, (the “Experts”) with the following persons the initial Experts: Cindy Jansen, Porzia Quinn and Conrad Arnold.

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•	Administration as needed on daily basis for the Benefit Plans. The Service Provider will provide all services that were provided during the twelve (12) months prior to the Distribution Date. The Service Provider will maintain the same level of service provided during the twelve (12) months prior to the Distribution Date.
o	Answer any questions pertaining to medical coverage.

o	Assist in resolving any issues that may arise regarding, medical coverage, ex. Claims, Medicare questions, etc.

o	Add employees/dependents to the Medical coverage as needed.

o	Reconcile and pay premiums from Medical carriers pertaining to the Exelis employees.
•	Should the Service Recipient need services not provided during the twelve (12) months prior to the Distribution Date, the parties will negotiate in good faith to determine any additional cost involved in the services
PREREQUISITES/DEPENDENCIES
The Experts remain employees of Service Provider. Service Recipients acknowledge and agree that Service Provider has discretion to terminate the Experts and the Experts have the ability to terminate their employment with Service Provider. In the event the initially named Experts are no longer employed by Service Provider, Service Provider’s then current benefit manager (or such other person as has the skill and knowledge to so provide such Services) will, at the request of the Service Recipients, provide such Service as described herein.
The Service Recipients’ human resources department shall cooperate with the Service Provider, including the Experts, in order for the Service Provider and Experts to provide such Service under this Schedule.
BILLING LOCATION
Service Provider will provide ITT Water Technologies, Inc. and Xylem, Inc. FSS each with separate invoices to their address set forth below. The bill will cover all charges for services under this Schedule provided by Service Provider to both Service Recipients and, to the extent reasonably feasible, will be itemized between the two Service Recipients. The invoice will contain the number of Covered Employees per tier per coverage. A detailed list of Covered Employees and dependents covered will be provided by the Service Provider upon reasonable request of the Service Recipient. All administrative functions handled by the Service Provider

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in the twelve (12) month period prior to the Distribution Date are contained in the fee structure set forth below. The Service Provider and Service Recipients agree to negotiate in good faith for any additional services related to the Service provided hereunder that are outside the normal course of business.
SERVICE LEVEL
The Service Provider, including the Experts, will provide the same service level to the Service Recipients as it provides to its own Covered Employees.
NOTICE REQUIREMENTS
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
ITT Corporation
240 Falls Street
Seneca Falls, NY 13148
Attention: Daryl Bowker and Conrad Arnold
Daryl.bowker@itt.com
If to the Service Receiver:
Xylem Inc.
2881 E. Bayard Street
Seneca Falls, NY 13148
Attention: Linda Lynch
Linda.lynch@xyleminc.com
PRICING
In addition to the costs specifically set forth below, Service Recipients shall also pay all routine business travel expenses relating to the Services. The Service Recipients shall pay the Service Provider based on the number of Covered Employees as of the first (1st) calendar day of the month. The Service Recipient will be required to pay the Service Provider the monthly premium payments within ten (10) Business Days after the beginning of each calendar month. A detailed listing of Service Recipient’s Covered Employees, including the Plans and enrollment tier in which they are enrolled, will be made available to Service Provider upon its reasonable request. See “General Service Description” for further detail on payment and billing for the monthly premium payments. The below table are the rates the Service Provider shall charge.

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Coverage	Employee
(Invoicing for medical/dental premiums Only as noted below):
BluePoint POS (FSS) Active
Employee
Employee + 1
Employee + Child(ren)
Family

Dental (FSS) Active
Employee
Employee + 1
Family

MVP (Retirees Pre 65)
Employee
Employee + 1
Family
Additional Pricing
Hourly Rates for Services not specified or normally provided by Service Provider in the twelve (12) month period prior to the Distribute Date but otherwise provided by Service Provider employees (including but not limited to modification, consulting, exit strategy development, transition, etc.) are documented below. The employee category is defined by Service Provider. The rates documented below apply to Service Provider employees only, should external resources be required, the costs for those external resources will be reviewed with the Service Recipient prior to execution of the project.
Notwithstanding anything in the Agreement to the contrary, the following rates shall not be subject to (a) the 4.5% increase for inflation in 2012 described in Section 2(a)(3) (but such rates shall be subject to such increase in 2013) or (b) the 2% or 10% increases described in the proviso to Section 2(a)(i) of the Agreement.

General Category of Employee	Hourly Rate
1. Secretarial/Administrative	$50.00
2. Non-Executive	$100.00
3. Executive	$150.00

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SCHEDULE AB6
EPICOR 9 AND MFG PRO
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this service should be directed to:

Name	Title	Phone	e-mail
Service Provider

Kevin Loucks ITT Corporation	Manager, Transition Management Office	(315) 568-7770	kevin.loucks@itt.com

Service Receiver
Eva Jakubowska Xylem Inc.	RCW IT Director	(847) 513-2762	eva.jakubowska@xyleminc.com
GENERAL SERVICE DESCRIPTION
Service Provider will perform Epicor 9 and MFG Pro Application Support Services for the Service Receiver.
Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens and documents that support Service Provider’s business and business processes in the twelve months prior to the Distribution Date.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

1

Minimum
			BAU	Service
	Service		Transaction	Period	Service
Service #	Name	Description of Service	Volume	(in mo.)	Charge
Provide Epicor 9 Application support required to support Enterprise Resource Planning (ERP) services:

•     Access to Epicor 9 Application — Service Provider will provide access to application for authorized service receiver users per the security guidelines outlined in the Master Services Agreement. Service Provider after receiving an emailed Access Request Form from the Service Receiver, will create new application and database users pre-approved by Service Recipient, maintain application and database passwords, maintain application and database security to meet security and controls guidelines identified in Master Services Agreement, as well as monitor and restrict unauthorized access to source code and data. Service Provider will maintain production batch schedule, production Interfaces, execute batch jobs, assess impact of failed batch jobs, and adjust schedule to account for batch job failures and delays. Service Provider will execute web server and application server configuration changes, monitor and maintain application administration. The lead-time required for these activities is one day.
Three Requests per Month

IT-Epicor9-01	Epicor 9 Application Support Services	• Epicor 9 Application Support & Maintenance — Service Provider will monitor incident resolution requests, and recommend and implement incident resolution per the SLA outlined in the Service Level section of this agreement. Service Provider will identify and communicate breaks in application discovered by automated or monitoring system, develop solution and approach to address break in application, and implement fixes to resolve break in application.		12	Cost plus 2% - 10% per month

o     The Service Provider after receiving an emailed Epicor 9 Modification Request Form from the Service Receiver, will create or modify for the Service Receiver Crystal Reports, Business Process Management (BPM) procedures, Business Activity Queries (BAQ), Dashboard, User Defined fields, and or propose and create an alternate solution as necessary. A lead-time of 4 days is required for these Program Change Requests.
40 Hours per Month

		o The Service Provider after receiving an emailed request will provide training and consulting on process and Epicor 9 modules, to the Service Receivers users, as needed and requested.	Two sessions per year, for 8 hours per session

2

Minimum
			BAU	Service
	Service		Transaction	Period	Service
Service #	Name	Description of Service	Volume	(in mo.)	Charge

•     Epicor 9 Application Database Support — Service Provider on receipt of an emailed Service Request Form, will trouble shoot database related incidents, maintain database schema if necessary, bounce databases as required, perform data cleanup activities as needed, monitor and maintain, and provide support for all database issues in test/dev environments, archive and truncate database tables as required, compact databases as required, backup, restore, compress, and delete old log files as needed, and conduct scheduled maintenance activities.
Daily Backups are performed One Restore per week

o     The Service Provider, after receiving an emailed Service Request Form from the Service Receiver, will create or modify the following: Progress SQL database interfaces, Electronic Invoice process, SQL Reporting, and Application tuning. The lead-time for these services will be three weeks.
2 Service Requests per Month

•     Access to SICAF Electronic Invoicing for Epicor 9 Application — Service Provider will provide access to application for authorized service receiver users per the security guidelines outlined in the Master Services Agreement. Service Provider after receiving an emailed Access Request Form from the Service Receiver, will create new application and database users pre-approved by Service Recipient, maintain application and database passwords, maintain application and database security to meet security and controls guidelines identified in Master Services Agreement, as well as monitor and restrict unauthorized access to source code and data. Service Provider will maintain production batch schedule, execute batch jobs, assess impact of failed batch jobs, and adjust schedule to account for batch job failures and delays.
2 Service Requests per Month

•     SICAF Electronic Invoicing Application Support & Maintenance — Service Provider will monitor incident resolution requests, and recommend and implement incident resolution per the SLA outlined in the Service Level section of this agreement. Service Provider will identify and communicate breaks in application discovered by automated or monitoring system. The Service Provider will utilize the SICAF Vendor for all activities to develop solutions and approach to address break in application. The SICAF Vendor will implement fixes to resolve break in application.

3

Minimum
			BAU	Service
	Service		Transaction	Period	Service
Service #	Name	Description of Service	Volume	(in mo.)	Charge
Provide MFG Pro Application support required to support Enterprise Resource Planning (ERP) services:

•     Access to MFG Pro Application — Service Provider will provide access to application for authorized service receiver users per the security guidelines outlined in the Master Services Agreement. Service Provider after receiving an emailed Access Request Form from the Service Receiver, will create new application and database users pre-approved by Service Recipient, maintain application and database passwords, maintain application and database security to meet security and controls guidelines identified in Master Services Agreement, as well as monitor and restrict unauthorized access to source code and data. Service Provider will maintain production batch schedule, production Interfaces, execute batch jobs, assess impact of failed batch jobs, and adjust schedule to account for batch job failures and delays. Service Provider will execute web server and application server configuration changes, monitor and maintain application administration. The lead-time required for these activities is one day.
			One Request per Month	3	Cost plus 2% - 10% per month

IT-MFG Pro-01	MFG Pro Application Support Services
•     MFG Pro Application Support & Maintenance — Service Provider will monitor incident resolution requests, and recommend and implement incident resolution per the SLA outlined in the Service Level section of this agreement. Service Provider will identify and communicate breaks in application discovered by automated or monitoring system, develop solution and approach to address break in application, and implement fixes to resolve break in application.

•     MFG Pro Application Database Support — Service Provider on receipt of an emailed Service Request Form, will trouble shoot database related incidents, maintain database schema if necessary, bounce databases as required, perform data cleanup activities as needed, monitor and maintain, and provide support for all database issues in test/dev environments, archive and truncate database tables as required, compact databases as required, backup, restore, compress, and delete old log files as needed, and conduct scheduled maintenance activities.
Daily Backups are performed One Restore per Month
Note: The costs incurred by the Service Provider from a 3rd Party necessary to troubleshoot, maintain or resolve failures in the systems environment for Epicor 9 will be allocated evenly between the Service Provider and Service Receiver as an additional charge. All of the costs incurred by the Service Provider from a 3rd Party necessary to troubleshoot, maintain or resolve failures in the systems environment for MFG Pro will be passed on to the Service Receiver as an additional charge.

4

Service Volumes Greater Than or Less Than Observed Pre-Distribution Date
Service Provider will deliver the same volume of Services as delivered in the 12 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities on a time and materials basis with respect to the one-time set-up fees. The table below will then apply following the completion of the one-time set-up activities

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service
Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the other Service Recipients.

5

Exit Services
The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:

IT-Epicor9-03	Epicor 9 and MFG Pro Application Migration	• Support of data extraction requests from the Service Receiver • Providing Subject Matter Expertise in helping the Service Receiver understand current state data schema and configuration details	Time and Materials Based on Additional Pricing Section

IT-Epicor9-04	Epicor 9 and MFG Pro Application Knowledge Transfer	Service Provider will provide the following knowledge transfer services:

•      Existing non-sensitive documentation maintained by the Service Provider will be given to the Service Receiver as it relates to the Epicor 9 and MFG Pro Application and related interfaces
Time and Materials Based on Additional Pricing Section
Supplemental Services
For requests for supplemental services relating to Epicor 9 and MFG Pro by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request attached as Annex A for consideration by Service Provider.
Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12 noon Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver. Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

6

LOCATIONS
Services are initially provided from Tizayuca, Mexico, to sites in Queteretaro and Mexico City, Mexico.
PREREQUISITES/DEPENDENCIES
•	Service Receiver will maintain the applications and interfaces documented in Attachment A.

•	Service Receiver will maintain the current data delivery methodologies (e.g., FTP drop site/email) ensuring they are accessible and reachable to the Service Provider for the period of this TSA.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

•	Service Provider must keep the TSA Gateway active and accessible to the Service Receiver as needed for the period of this TSA.

•	If Service Receiver provides inaccurate information to Service Provider, it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.
NOTICE REQUIREMENT
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com
If to the Service Receiver:
Xylem Inc.
2881 E. Bayard Street
Seneca Falls, NY 13148
Attention: Linda Lynch
Linda.lynch@xyleminc.com

7

SERVICE LEVEL
Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.
Support for Epicor 9 and MFG Pro will be provided Monday through Friday, 8:30am to 5:30pm Mexico time. For emergencies Epicor 9 and MFG Pro support staff is available by contacting Manuel Moreno, via his mobile phone             .
All incidents will be handled and responded to as they have been during the 12 months prior to the Distribution Date. In the event incidents cannot be resolved, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.
ADDITIONAL PRICING
Hourly Rate for Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources be required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.
Additional Pricing Rates (All in USD)

Location	Low	Medium	High
USA	$75	$100	$125
Greece	$35	$46	$58
Mexico	$19	$25	$31
Sweden	$75	$100	$125

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ATTACHMENT A

		Source	Destination
Interface Name	Business Purpose	System	System
Sales Orders	Service Provider’s Epicor 9 application will create 2 flat files, one containing Sales Order header and one with Sales Order detail information.

This interface is executed from a daily Batch schedule, and runs at 3am Daily.

	The flat files are transmitted with FTP to a Service Receiver’s FTP site.	Epicor 9	Service Receiver

Invoicing	Service Provider’s Epicor 9 application will generate 2 flat files, one containing Invoice header and one with Invoice detail information.

This interface is executed from a daily Batch schedule, and runs at 3am Daily.

	The flat files are transmitted with FTP to a Service Receiver’s FTP site.	Epicor 9	Service Receiver

9

Annex A
TSA Change Request Form

TSA Schedule:
Receiver TSA Owner:
Date of Request:
Completed By:
Requested Service Change:

Already agreed
Item	Service Description	Monthly		to with Service
Number	(Listed on schedule in the TSA)	Charge	Requested Change	Provider (Y/N)
1
2
3
4
5
Outcome:

Item	Outcome
Number	(Approved, Denied)	Specific Action to be taken
1
2
3
4
5
Approvals

Approved By:	Approved By:

Provider TSA Functional Lead	Receiver TSA Functional Lead

Executive Representative:	Executive Representative:

Provider TSA Manager	Receiver TSA Manager

10

Schedule AB7
ePrism
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this service should be directed to:

Name	Title	Phone	e-mail
Service Provider
Vassilis Gerardos ITT Corporation	Knowledge Management Supervisor, Athens Group	+302106770805	vasilis.gerardos@itt.com

Service Receiver Doug Olson Xylem Inc.	eBusiness Manager ITT Residential & Commercial Water	(847) 983-5747	doug.olson@xyleminc.com
GENERAL SERVICE DESCRIPTION
Service Provider will perform ePrism Application Support Services for the Service Receiver.
Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens and documents that support Service Provider’s business and business processes in the twelve months prior to the Distribution Date.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

1

Minimum
			BAU	Service
Service	Service		Transaction	Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge
Provide ePrism Application support services required to support Integrated Sales and Manufacturing, including a WEB based Sales and Manufacturing configuration capability set of services:

•     ePrism Knowledge Engineering — Service Provider, after receiving a service request from the Service Receiver, will update the appropriate information within ePrism.

•     ePrism Data and Curve Management — Service Provider, after receiving a service request, validated data, and specifications will maintain the information within ePrism.
350 Knowledge Engineer Hours per Month

IT-ePrism-01	ePrism Application Support Services
•     ePrism Application Support & Maintenance — Service Provider will provide System Administration services to the Service Receiver’s ePrism application. Service Provider will provide Break/Fix support and monitor incident resolution requests, and recommend and implement incident resolution per the Service Level Agreement (SLA) outlined in the Service Level section of this agreement. Service Provider will identify and communicate breaks in application discovered by automated or monitoring system, develop solution and approach to address break in application, and implement fixes to resolve break in application.
				24*	Cost plus 2% - 10% per month

The Service Provider will only provide modifications to the Service Receiver’s ePrism code in the following situations for the redesign and modification of existing products, as listed in Attachment A.

•     The Service Provider will perform code changes to the Service Receiver’s ePrism code stream if the Service Provider determines it is appropriate and necessary to address with Product Specific Requests that have been approved by the Joint ePrism Committee.

The Service Provider will deliver these changes to the Service Receiver in a Quarterly release cycle.
305 Programmer Hours per Month

*	Beyond the minimum service period this agreement can be extended for another 12 months on a month-to-month basis
Service Volumes Greater Than or Less Than Observed Pre-Distribution Date
Service Provider will deliver the same volume of Services as delivered in the 12 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities

2

on a time and materials basis with respect to the one-time set-up fees. The table below will then apply following the completion of the one-time set-up activities

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service
Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the other Service Recipients.
Exit Services
The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:

IT-ePrism-02	ePrism Application Migration	• Providing Subject Matter Expertise in helping the Service Receiver understand current state data schema and configuration details	Time and Materials Based on Additional Pricing Section

IT-ePrism-03	ePrism Application Data Migration	Service Provider will provide data and rule extraction services in a common understandable format to assist the Service Receiver to migrate from the ePrism application.	No Charge

3

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will provide the following knowledge transfer services:

IT-ePrism-04	ePrism Application Knowledge Transfer	• Existing non-sensitive documentation maintained by the Service Provider will be given to the Service Receiver as it relates to the ePrism application support services and related interfaces	Time and Materials Based on Additional Pricing Section
Supplemental Services
For requests for supplemental services relating to ePrism by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request attached as Annex A for consideration by Service Provider.
Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12 noon Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver. Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.
LOCATIONS
Services are initially provided from Athens, Greece to global locations.
PREREQUISITES/DEPENDENCIES

•	Service Receiver will maintain applications and interfaces required for the services documented in this agreement.

•	If Service Receiver sends inaccurate data to Service Provider, it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

4

•	Service Receiver must provide access to secure VPN for the Service Provider’s staff, required at all times, for the period of this TSA.

•	Service Receiver must implement the necessary hardware and have the appropriate support personnel in place.

•	Service Provider must complete the in-process ePrism enhancements and projects as specified in Attachment B, prior to the Distribution Date, or as determined by the Joint ePrism Committee.

•	Service Receiver, on termination of this TSA, must and will remove all versions of the ePrism executable code from the Service Receiver’s environment, located on online or offline storage. Service Receiver will provide appropriate notification upon removal completion to Service Provider.

•	Service Provider, on termination of this TSA, must and will remove all versions and copies of the Service Receiver’s versions of the ePrism executable code, data and rule information, located online or offline storage. Service Provider will provide appropriate notification upon removal completion to the Service Receiver.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.
NOTICE REQUIREMENT
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com
If to the Service Receiver:
Xylem Inc.
2881 E. Bayard Street
Seneca Falls, NY 13148
Attention: Linda Lynch
Linda.lynch@xyleminc.com

5

SERVICE LEVEL
Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.
The Service Provider will provide support to the Service Receiver, 12 hours per day, 8:30 am to 8:30 pm Greece time, Monday through Friday except on Greek and U.S. holidays as appropriate.
In the event incidents cannot be resolved, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.
ADDITIONAL PRICING
Hourly Rate for Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources be required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.
Additional Pricing Rates (All in USD)

Location	Low	Medium	High
USA	$75	$100	$125
Greece	$35	$46	$58
Mexico	$19	$25	$31
Sweden	$75	$100	$125

6

ATTACHMENT A
List of Existing Products/Models to be supported:
1.	Building Services
a.	Waste Water Products
i.	Sump (clear water)

ii.	Effluent (screened, up to 3/4” solids)

iii.	Sewage (unscreened)

iv.	Grinder (Pressurized sewage — grinders and high head pumps)
b.	Water Supply
i.	Multistage

ii.	Pressure Booster Packages
1.	AquaBoost

2.	TechnoForce
2.	Vertical Turbine Products
a.	All Vertical Turbine Products for Water and Industrial Applications

7

ATTACHMENT B
This is the list of ePrism Enhancements and Projects that will be completed by October 3, 2011, unless specifically noted otherwise. The actual release schedule for these enhancements will be determined by the joint ePrism steering committee:
1.	Add the VPO product line, change branding (WWW)

2.	Match ESP-PLUS functionality for Cost Analysis and Life Cycle

3.	Optimize the curve based on the RPM

4.	ESP-DESIGN Plus vs. Goulds Selection Software in Lite Version (right top)

5.	When the focus is on the text box users need to click on Next button twice. As it is set up right now there are actions that run based on the focus out that need to be run before we can continue. This change will be completed after October 3, 2011.

6.	Add Help section under Lite with eBusiness Support contacts for technical issues

7.	Disable the Compatibility Button when the item is not fully configured. For example, on Step 1 for Complete Package when you click on Compatibility it throws all kinds of errors

8.	Run Compatibility automatically when switching between Basic Features and Worksheet or when clicking Create Documents

9.	Vertical Layout Module. Create detail drawings / order documents for TTO. This change will be completed after October 3, 2011.

10.	Show/Hide columns on Selection Results Grid based on user preferences and let them set the order in which the columns will show up. Just like in the full version

11.	Link from ePrism to our 3D Models hosted by CDS. We should go directly to the specific model that we are working with in ePrism. This change will be completed after October 3, 2011.

12.	Work out the process for new user registrations for Consulting Engineers on both sides B&G and Goulds. We first need to come up with the process and then utilize existing pages and adjust ePrism accordingly

13.	TTO — Add SMVT, Pre-engineered Subs, Fire Pump with Panels. This change will be completed after October 3, 2011 as requirements have not be defined.

14.	Easily changeable branding in Specs, descriptions, documents, etc.

15.	Boosters — In the selection results allow the selections that meet CTO specifications even if the specific pump/size is not the best fit based on the criteria. We should be able to guide the user to pick the CTO pumps early in the selection process rather than after they’re done with selection/configuration and click compatibility. This change may not be possible, and the business requirements are not clear.

16.	Match ESP-REP. Add Freight calculations and Profit Factor. This change will be completed after October 3, 2011.

17.	Worksheet — If multiple items selected combine into one worksheet. Requirements need clarification, and may require extensive development.

18.	Liquid Properties — Let them modify existing items and let them save as a new one. Similar to ESP-PLUS functionality

8

Annex A
TSA Change Request Form

TSA Schedule:
Receiver TSA Owner:
Date of Request:
Completed By:
Requested Service Change:

Already agreed
Item	Service Description			to with Service
Number	(Listed on schedule in the TSA)	Monthly Charge	Requested Change	Provider (Y/N)
1
2
3
4
5
Outcome:

Item	Outcome
Number	(Approved, Denied)	Specific Action to be taken
1
2
3
4
5
Approvals

Approved By:	Approved By:

Provider TSA Functional Lead	Receiver TSA Functional Lead

Executive Representative:	Executive Representative:

Provider TSA Manager	Receiver TSA Manager

9

SCHEDULE AB8
ERP-LX & TANGO APPLICATION
INDIA
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this service should be directed to:

Name	Title	Phone	e-mail
Kevin Loucks	Manager, Transition	(315) 568-7770	kevin.loucks@itt.com
ITT Corporation	Management Office

Eva Jakubowska	RCW IT Director	(847) 983-5905	eva.jakubowska@xyleminc.com
Xylem Inc.
GENERAL SERVICE DESCRIPTION
Service Provider will perform ERP-LX & Tango Application Support Services for Baroda, India and Hong Kong for Service Receiver.
Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

1

Minimum
			BAU	Service
	Service		Transaction	Period	Service
Service #	Name	Description of Service	Volume	(in mo.)	Charge
IT-ERP- LX & Tango India -01	ERP-LX & Tango Application Support Services	Provide hosting and ongoing application support for ERP-LX and Tango (Sarbanes-Oxley Auditing) for Baroda, India and the Hong Kong Trading Company:	38 ERP-LX named users	3	Cost plus 2% - 10% per month

•    Access to ERP-LX & Tango Applications — Service Provider will provide access to the application for authorized service receiver users per the security guidelines outlined in the Master Services Agreement. Service Provider will create new application and database users pre-approved by Service Recipient, maintain application and database passwords, maintain application and database security to meet security and controls guidelines identified in Master Services Agreement, as well as monitor and restrict unauthorized access to source code and data. Service Provider will maintain production batch schedule, execute batch jobs, assess impact of failed batch jobs, and adjust schedule to account for batch job failures and delays. Service Provider will execute web server and application server configuration changes; and monitor and maintain application administration.

•    ERP-LX &Tango Support & Maintenance — Service Provider will monitor incident resolution requests, and recommend and implement incident resolution per the SLA outlined in the Service Level section of this agreement. Service Provider will identify and communicate breaks in application discovered by automated or monitoring system, develop solution and approach to address break in application, and implement fixes to resolve break in application.

•    ERP-LX & Tango Database Support — Service Provider will trouble shoot database related incidents, maintain database schema if necessary, bounce databases as required, perform data cleanup activities as needed, monitor and provide support for all database issues in test/dev environments, archive and truncate database tables as required, compact databases as required, backup, compress, and delete old log files as needed, and conduct scheduled maintenance activities.

• ERP-LX & Tango Hosting Services — Service Provider will provide hosting for ERP-LX environment from Seneca Falls Data Center (SFDC).

2

Service Volumes Greater or Less Than Observed Pre-Distribution Date
Service Provider will deliver the same volume of Services as delivered in the 12 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities on a time and materials basis with respect to the one-time set-up fees. The table below will then apply following the completion of the one-time set-up activities.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service
Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the other Service Recipients.

3

Exit Services
The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:

		• Support of data extraction requests from the Service Receiver	Time and Materials Based on Additional Pricing Section

IT-ERP- LX & Tango India -02	ERP-LX & Tango Application Migration	• Providing Subject Matter Expertise in helping the Service Receiver understand current state data schema and configuration details

Service Provider will provide the following knowledge transfer services:

IT-ERP- LX & Tango India -03	ERP-LX & Tango Application Knowledge Transfer	• Existing non-sensitive documentation maintained by the Service Provider will be given to the Service Receiver as it relates to the ERP-LX and Tango applications and related interfaces	Time and Materials Based on Additional Pricing Section
Supplemental Services
For requests for supplemental services relating to ERP-LX & Tango Applications by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request attached as Annex A for consideration by Service Provider.
Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12 noon Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver. Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

4

LOCATIONS
Services are initially provided from Seneca Falls, NY, USA to Baroda, India and Hong Kong.
PREREQUISITES/DEPENDENCIES
•	Service Receiver will maintain the applications and interfaces documented in Attachment A.

•	If Service Receiver provides inaccurate information to Service Provider, it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Service Receiver must have eLogia System active and maintained for the duration this agreement is in effect.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.
NOTICE REQUIREMENT
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com
If to the Service Receiver:
Xylem Inc.
2881 E. Bayard Street
Seneca Falls, NY 13148
Attention: Linda Lynch
Linda.lynch@xyleminc.com

5

SERVICE LEVEL
Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services. Incidents classified using this methodology will be triaged as documented in Attachment B.
In the event incidents cannot be resolved, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.
ADDITIONAL PRICING
Hourly Rate for Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources be required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.
Additional Pricing Rates (All in USD)

Location	Low	Medium	High
USA	$75	$100	$125
Greece	$35	$46	$58
Mexico	$19	$25	$31
Sweden	$75	$100	$125

6

ATTACHMENT A

Interface	Program
Name	Name	Business Purpose	Owner	Source	Destination	Frequency
eLogia	ORDZ761C	Perform product configuration	Water Co.	Wintel Emmaboda	iSeries Emmaboda	Continuous
ePrism	ORD789	Perform product configuration	ITT Co.	Wintel ITT Co.	iSeries Emmaboda	Continuous
Supplier Portal	PUR500	Issue Purchase Orders via a Portal	Water Co.	Wintel Emmaboda	iSeries Emmaboda	Continuous
Supplier Portal	PUR500	Issue Purchase Orders via a Portal	Water Co.	iSeries Emmaboda	Wintel Emmaboda	Continuous

7

ATTACHMENT B
Production Support Break Fix Service Level Agreement
A Remedy help desk request must be entered for each incident. For Urgent incidents, a phone call may also be initiated directly to the Service Provider’s Support Team. The primary support number for North America is +1-219-405-9459 (available 24 hours/day) and the secondary support number is +1-847-983-5862 (available 8:00 AM — 5:00 PM Eastern Time, Monday through Friday). All support calls will be returned within 15 minutes.

Severity	Description	Resolution
Urgent	Service Receiver is unable to enter orders or ship product. No work around is available for the issue.	Service Provider will provide a work around or permanent solution within four (4) hours for 95% of these incidents.

High	Service Receiver is able to enter orders and ship product, but in a degraded mode and productivity is seriously impacted.	Service Provider will provide a work around or permanent solution within two (2) working days for 95% of these incidents.

Medium	Service Receiver is able to function normally with minor impact from problem.	Service Provider will provide a permanent solution within five (5) working days for 95% of these incidents.

Low	Service Receiver is able to function normally. Issue is an inconvenience.	Service Provider will provide a permanent solution within 30 working days for 95% of these issues.

8

Annex A
TSA Change Request Form
TSA Schedule:
Receiver TSA Owner:
Date of Request:
Completed By:
Requested Service Change:

Already agreed
Item	Service Description	Monthly		to with Service
Number	(Listed on schedule in the TSA)	Charge	Requested Change	Provider (Y/N)
1
2
3
4
5
Outcome:

Item	Outcome
Number	(Approved, Denied)	Specific Action to be taken
1
2
3
4
5
Approvals

Approved By:	Approved By:

Provider TSA Functional Lead	Receiver TSA Functional Lead

Executive Representative:	Executive Representative:

Provider TSA Manager	Receiver TSA Manager

9

SCHEDULE AB9
MyITT.COM APPLICATION
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this service should be directed to:

Name	Title	Phone	e-mail
Ken Gill ITT Corporation	Manager , Web, Social Media & Collaboration Solutions	(315) 568-7861	ken.gill@itt.com

Beth Davidovich Xylem Inc.	Director, Corporate IT & Collaboration COE	(914) 323-5975	beth.davidovich@xyleminc.com
GENERAL SERVICE DESCRIPTION
Service Provider will perform myITT.com Portal Application Support Services for Service Receiver.
Service Receiver and its Subsidiaries will utilize the Service Provider’s resources based on the functionality, processes, input and output screens and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.
The Service Receiver may request changes or enhancements to such systems and the Service Provider shall implement those changes provided (i) such changes or enhancements do not materially and negatively impact the Service Provider (acting as a service recipient) or any other service receiver, (ii) Service Receiver agrees to pay for such changes or enhancements in accordance with the pricing schedule below, (iii) such changes do not increase the ongoing operating costs for the Service Provider (as a service recipient) or any other service receiver and (iv) Service Provider, in its discretion, deems that it is capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver. Notwithstanding the forgoing, Service Provider is required to make any changes required by law.

1

SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, the Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

				Minimum
				Service
	Service		Transaction	Period	Service
Service #	Name	Description of Service	Volume	(in mo.)	Charge
		Provide hosting and ongoing myITT.com application support:

•    Access to myITT.com Application - Service Provider will use help desk tickets from Service Receiver and provide access to myITT.com application for an unlimited number of authorized Service Receiver users per the security guidelines outlined in the Master Services Agreement. One business day is required to respond to the ticket after receiving the request.

IT- myITT.com Portal-01	myITT.com Maintenance Support Services	• myITT.com Support & Maintenance — Service Provider will use help desk tickets from Service Receiver to support closing the help ticket within 1 business day of request. Service Provider will monitor incident resolution requests, and recommend and implement incident resolution per the SLA outlined in the Service Level section of this agreement. Service Provider will identify and communicate breaks in application discovered by automated or monitoring system, develop solution and approach to address break in application, and implement fixes to resolve break in application.	40calls/ month	3	Cost plus 2% - 10% per month
Services that will not be provided as part of this agreement are:
•	Creating new sites (on myITT.com)
•	Updating functionality in existing sites
•	Updating functionality or providing support on sites migrated to Connect beyond initial functionally ported over from myITT.com
Service Volumes Greater or Less Than Observed Pre-Distribution Date
Service Provider will deliver the same volume of Services as delivered in the 12 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities

2

on a time and materials basis with respect to the one-time set-up fees. The table below will then apply following the completion of the one-time set-up activities.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented in this agreement

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service
Exit Services
The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:

• Support of data extraction requests from the Service Receiver or third parties authorized to act on behalf of the Service Receiver
		• Providing Subject Matter Expertise in helping the Service Receiver understand current state business processes, functional data mapping, and impacts of design decisions	Time and Materials Based on Additional Pricing Section
IT- myITT.com Portal-02	myITT.com Migration	• Service Provider will support Service Receiver or third parties authorized to act on behalf of Service Receiver in project managing the myITT.com site migration

Service Provider will provide the following knowledge transfer services:
IT- myITT.com Portal-03	myITT.com Knowledge Transfer	• Existing non-sensitive documentation maintained by the Service Provider will be given to the Service Receiver as it relates to myITT services	Time and Materials Based on Additional Pricing Section

3

Supplemental Services
For requests for supplemental services relating to myITT Applications by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request attached as Annex A for consideration by Service Provider.
Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12 noon Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver. Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.
LOCATIONS
Services are initially provided from Seneca Falls, NY, USA and White Plains, NY, USA and by on-shore and off-shore consultants to global participants.
PREREQUISITES/DEPENDENCIES
•	Service Receiver will maintain site, content and applications within the Oracle Webcenter Interaction Suite (formerly Plumtree) and interfaces to AD domains.

•	Service Receiver, in a separate independent agreement, must have project management, migration architect, developer etc. services active with Avanade for the period of time to complete the migration project.

•	Service Receiver will use its resources to support migration services for data clean up, testing and cleaning in a timely manner.

•	If Service Receiver sends inaccurate data to Service Provider it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

4

•	Security and access controls will be maintained as set forth in the Master Services Agreement.
NOTICE REQUIREMENT
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com
If to the Service Receiver:
Xylem Inc.
2881 E. Bayard Street
Seneca Falls, NY 13148
Attention: Linda Lynch
Linda.lynch@xyleminc.com
SERVICE LEVEL
Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services. Incidents classified using this methodology will be triaged as documented in Attachment A.
In the event incidents cannot be resolve in the time outlined in Attachment A, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.
ADDITIONAL PRICING
In addition to the costs specifically set forth above, Service Receiver shall also pay commercially reasonable business travel expenses relating to the Services.
Hourly Rate for Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement.

5

The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources be required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.
Additional Pricing Rates (All in USD)

Location	Low	Medium	High
USA	$75	$100	$125
Greece	$35	$46	$58
Mexico	$19	$25	$31
Sweden	$75	$100	$125

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ATTACHMENT A

Scenario	Response Time	Description
Non-Critical Remedy ticket assignment on Weekdays during Business hours	3 Hrs.	Ticket will be picked-up or assigned to one of the team members within 3 hrs.

Critical Remedy ticket assignment on Weekdays during Business hours	1 Hr.	Ticket will be picked-up or assigned to one of the team members within 1 hr.

Non-Critical Remedy ticket assignment on Weekdays during off-hours	Next Business Day	Ticket will be picked-up or assigned to one of the team members on Next Business Day

Critical Remedy ticket assignment on Weekdays during off-hours	2 Hr.	Ticket will be picked-up or assigned to one of the team members within 2 hr.

Non-Critical Remedy ticket assignment on Weekends and Holidays	Next Business Day	Ticket will be picked-up or assigned to one of the team members on Next Business Day

Critical Remedy ticket assignment on Weekends and Holidays	2 Hr.	Ticket will be picked-up or assigned to one of the team members within 2 hr.

Note:

1.	Business hours are 8:00 am — 5:00 pm ET

2.	Critical Incident — The portal is completely down or inaccessible

3.	Non-Critical Incident — All incidents which are not classified as critical as defined in this agreement

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Annex A
TSA Change Request Form
TSA Schedule:
Receiver TSA Owner:
Date of Request:
Completed By:
Requested Service Change:

Already agreed
Item	Service Description	Monthly		to with Service
Number	(Listed on schedule in the TSA)	Charge	Requested Change	Provider (Y/N)
1
2
3
4
5
Outcome:

Item	Outcome
Number	(Approved, Denied)	Specific Action to be taken
1
2
3
4
5
Approvals

Approved By:	Approved By:

Provider TSA Functional Lead	Receiver TSA Functional Lead

Executive Representative:	Executive Representative:

Provider TSA Manager	Receiver TSA Manager

8

SCHEDULE AB10
P2P DELIVERY ENVIRONMENT
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this service should be directed to:

Name	Title	Phone	e-mail
Tom Restaino	Director, Information	(315) 568-7884	tom.restaino@itt.com
ITT Corporation	Technology
Financial Shared Services

Eva Jakubowska	RCW IT Director	(847) 513-2762	eva.jakubowska@xyleminc.com
Xylem Inc.
GENERAL SERVICE DESCRIPTION
Service Provider will perform Purchase-to-Pay (P2P) Delivery Environment Application Support Services for the Service Receiver.
Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens and documents that support Service Provider’s business and business processes in the twelve months prior to the Distribution Date.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

1

Minimum
			BAU	Service
	Service		Transaction	Period	Service
Service #	Name	Description of Service	Volume	(in mo.)	Charge
Provide application support services for P2P Delivery Environment, which consists of SAP, Vendor Portal, Taxware, OpenText, and Interface Infrastructure MQ and XI (MQ support is only on Provider’s MQ):

•     Access to P2P Delivery Environment — Service Provider will provide access to applications through user request form(s) submitted by Service Receiver via Service Provider P2P Help Desk tickets for authorized service receiver users. Service Provider will maintain and reset SAP user passwords and application security through Provider P2P Help Desk requests. , Service Provider will monitor and restrict unauthorized access to source code and data. User add/update/delete requests will be completed within three (3) business days of receipt of complete, approved form.
Cost plus 2% - 10% per month for services and

IT-P2P-01	P2P Delivery Environment Application Support Services
•     P2P Delivery Environment Support & Maintenance — Service Provider will monitor incident resolution requests; and recommend and implement incident resolution. Service Provider will identify and communicate breaks in application, develop solution to address break, and implement fixes to resolve break. Service Provide reserves the right to charge time and material for a Service Receiver initiated break which requires greater than 8 hours to resolve. Service Provider will maintain production batch schedule, assess impact of failed batch jobs, and adjust schedule to account for batch job failures and delays. Service Provider will execute web server and application server configuration changes; and monitor and maintain application administration. Service Provider will provide SAP Basis support, development support for the P2P Delivery Environment, and configuration management in support of business as usual activities (excludes enhancement requests by Service Receiver). Requests for support and maintenance will be submitted and tracked via Service Provider Help Desk ticket.
			219 SAP Users 122,741 Invoice Postings per Year 64,008 New Purchase Orders Created per Year	18	Cost plus 2% - 10%* per month for Vendor Cost (*Includes 4.5% inflation for 2012 and 2013. Vendor Cost Charges cease after 18 months)

       Service Provider will publish scheduled down time which will allow for normal maintenance of the P2P environment including operating system upgrades; database maintenance, and other tasks required in order to keep environment running efficiently. Ad-Hoc down time will be communicated to Service Receiver with 72 hours advance notice where possible.

•     P2P Delivery Environment Testing Support — Support of Receiver requested testing cycles are included in services during the TSA with the following exceptions to be treated as supplemental services and charged via Time and Materials Based on Additional Pricing Section:

2

Minimum
			BAU	Service
	Service		Transaction	Period	Service
Service #	Name	Description of Service	Volume	(in mo.)	Charge
o Testing requiring a client refresh more than twice a year.

o Testing requiring run and verification of a full month-end close where Provider and Receiver aren’t in consensus that the change has an impact to month-end close.

•     SAP Shared Services Application Master Programs, Tables and Data Maintenance — The Service Provider reserves the right to be the sole owner and administrator of Master Programs, Tables, Data, and Application Security and Access controls will as necessary get joint approval from all Service Receivers for those proposed changes that will impact another Service Receiver.

In addition, the Provider will provide the following services: Complete SAP Month End jobs and reports to support postings (Vendor Banking Approvals).
Service Volumes Greater Than or Less Than Observed Pre-Distribution Date
Service Provider will deliver the same volume of Services as delivered in the 12 months prior to the Distribution Date, plus or minus 3% (such activity, including any such 3% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities on a time and materials basis with respect to the one-time set-up fees. The table below will then apply following the completion of the one-time set-up activities.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service
Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to

3

negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the other Service Recipients.
Exit Services
The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:

IT-P2P-02	P2P Delivery Environment Migration	• Support of data extraction requests from the Service Receiver	Time and Materials Based on Additional Pricing Section

• Providing Subject Matter Expertise in helping the Service Receiver understand current state data schema and configuration details

Service Provider will provide the following knowledge transfer services:

IT-P2P-03	P2P Delivery Environment Knowledge Transfer	• Existing non-sensitive documentation maintained by the Service Provider will be given to the Service Receiver as it relates to the P2P Delivery Environment and related interfaces	Time and Materials Based on Additional Pricing Section
Supplemental Services
For requests for supplemental services relating to P2P Delivery Environment by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request attached as Annex A for consideration by Service Provider.
Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12 noon Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver.

4

Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.
LOCATIONS
Services are initially provided from Seneca Falls, NY, USA to other USA and Canada locations.
PREREQUISITES/DEPENDENCIES
•	Service Receiver will maintain the interfaces documented in Attachment A.

•	If Service Receiver, or the Service Receiver’s Supplier(s), provides inaccurate information to Service Provider, it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Service Receiver must have one of following the ERP systems active and maintained along with associated interfaces for the duration this agreement is in effect: Business Planning and Control System (BPCS), and PRMS.

•	Service Receiver must have MQ Series active and maintained for the duration this agreement is in effect.

•	Service Receiver must submit requests, into the Service Provider’s P2P Help Desk system.

•	Service Receiver will support testing as required for changes implemented by Service Provider.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.
NOTICE REQUIREMENT

5

Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com
If to the Service Receiver:
Xylem Inc.
2881 E Bayard Street
Seneca Falls, NY 13148
Attention: Linda Lynch
Linda.lynch@xyleminc.com
SERVICE LEVEL
Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.
The P2P Delivery Environment scheduled downtime will be Mondays and Tuesdays from 10:00 PM to 3:30 AM ET and Sundays from 1:00 AM to 8:00 AM ET.
Service Provider P2P Help Desk support is available 8:00 AM — 5:00 PM ET Monday through Friday except for holidays. Items are assessed for priority within one (1) hour of receipt. Barring circumstances outside of Service Provider’s control, urgent priority items are addressed within one (1) hour. High priority items will be responded to within one (1) business day and medium priority within two (2) business days. Priority is assessed by the helpdesk staff with direction from Service Receiver.
In the event incidents cannot be resolved, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.
ADDITIONAL PRICING
Hourly Rate for Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement.

6

The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources be required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.
Additional Pricing Rates (All in USD)

Location	Low	Medium	High
USA	$75	$100	$125
Greece	$35	$46	$58
Mexico	$19	$25	$31
Sweden	$75	$100	$125

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ATTACHMENT A

Interface Name	Business Purpose	Source	Destination	Frequency
	Central Vendor Master Maintenance	Service Provider	Service Receiver	Real-time
	Purchase Order add, change, delete	Service Receiver	Service Provider	Real-time
	Receipt posting and reversals	Service Receiver	Service Provider	Real-time
	Invoice posting and reversals	Service Provider	Service Receiver	Real-time
	Payment posting and reversals	Service Provider	Service Receiver	Real-time

	ME A/P trade reclass	Service Provider	Service Receiver	Month End
	ME Foreign Currency revaluation	Service Provider	Service Receiver	Month End
	ME Headquarter cash reclearing	Service Provider	Service Receiver	Month End
	MW Intercompany FX reclass	Service Provider	Service Receiver	Month End
	ME Intercompany Payables reclass	Service Provider	Service Receiver	Month End
	ME Uncleared Cash reclass	Service Provider	Service Receiver	Month End
	ME Small Difference balancing	Service Provider	Service Receiver	Month End
	ME Shared Service Fee — P2P	Service Provider	Service Receiver	Month End
	ME Shared Service Fee — eBuyITT	Service Provider	Service Receiver	Month End
	ME Sales & Use tax reclass (for self-assessed tax)	Service Provider	Service Receiver	Month End
	MW Vendor down payment	Service Provider	Service Receiver	Month End

8

Annex A
TSA Change Request Form

TSA Schedule:
Receiver TSA Owner:
Date of Request:
Completed By:
Requested Service Change:

Already agreed
Item	Service Description	Monthly		to with Service
Number	(Listed on schedule in the TSA)	Charge	Requested Change	Provider (Y/N)
1
2
3
4
5
Outcome:

Item	Outcome
Number	(Approved, Denied)	Specific Action to be taken
1
2
3
4
5
Approvals

Approved By:	Approved By:

Provider TSA Functional Lead	Receiver TSA Functional Lead

Executive Representative:	Executive Representative:

Provider TSA Manager	Receiver TSA Manager

9

SCHEDULE AB11
PRMS SHARED SERVICES AND ERP
APPLICATION SUPPORT
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this service should be directed to:

Name	Title	Phone	e-mail
PRMS Shared Services

Tom Restaino ITT Corporation	Director, Information Technology Financial Shared Services	(315) 568-7884	tom.restaino@itt.com

Shashank Patel Xylem Inc.	RCW Controller	(847) 983-5856	shashank.patel@xyleminc.com

PRMS ERP Services

Kevin Loucks ITT Corporation	Manager, Transition Management Office	(315) 568-7770	kevin.loucks@itt.com

Eva Jakubowska Xylem Inc.	RCW IT Director	(847) 513-2762	eva.jakubowska@xyleminc.com
GENERAL SERVICE DESCRIPTION
Service Provider will provide PRMS Shared Services and ERP Application Support Services for Service Receiver.
Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.

1

SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

Minimum
			BAU	Service
	Service		Transaction	Period	Service
Service #	Name	Description of Service	Volume	(in mo.)	Charge
Provide PRMS Shared Services Application Support services e.g., Customer Master, Accounts Receivable (AR), General Ledger (GL), Cash Application, and Order Release:

IT-PRMS-01	PRMS Shared Services Application Support Services
•    Access to PRMS Shared Services Application — Service Provider will provide access to application for authorized Service Receiver per the security guidelines outlined in the Master Services Agreement. Service Provider will receive the PRMS Shared Services Application User Access forms and menu sets from Service Receiver to update menu sets and user profiles; Service Provider will provide periodic SOX access reports to allow Service Receiver to conduct internal SOX user access compliance certifications. Service Provider will create new application and database users pre-approved by Service Recipient, maintain application and database passwords, maintain application and database security to meet security and controls guidelines identified in Master Services Agreement, as well as monitor and restrict unauthorized access to source code and data. Security access will need a five day lead time, and the SOX access reports will be performed no more than twice a year.
			15 new or modified Users per Month		Cost plus 2% - 10% per month for services and Cost plus 2% - 10%* per month for Vendor Cost

•    Access to PRMS Shared Services AutoClear — Service Provider will provide access to application for authorized Service Receiver per the security guidelines outlined in the Master Services Agreement. Service Provider will use the PRMS Shared Services AutoClear user access forms and menu sets from Service Receiver to update menu sets and user profiles; Service Provider will provide periodic SOX access reports to allow Service Receiver to conduct internal SOX user access compliance certifications. Service Provider will create new application and database users pre-approved by Service Recipient, maintain application and database passwords, maintain application and database security to meet security and controls guidelines identified in Master Services Agreement, as well as monitor and restrict unauthorized access to source code and data. Security access will need a five day lead time, and the SOX access reports will be performed no more than twice a year.
				18	(*Includes 4.5% inflation for 2012 and 2013. Vendor Cost Charges cease after 18 months)

2

Minimum
			BAU	Service
	Service		Transaction	Period	Service
Service #	Name	Description of Service	Volume	(in mo.)	Charge

•    PRMS Shared Services Application Support & Maintenance — Service Provider will monitor Help Desk incident resolution requests from the Service Receiver, and recommend and implement incident resolution per the SLA outlined in the Service Level section of this agreement. Service Provider will receive Help Desk ticket from Service Receiver to update applications and ensure regulatory and security compliance. Service Provider will identify and communicate breaks in application discovered by automated or monitoring system, develop solution and approach to address break in application, and implement fixes to resolve break in application. Service Provider will maintain production batch schedule, execute batch jobs, assess impact of failed batch jobs, and adjust schedule to account for batch job failures and delays. Service Provider will execute web server and application server configuration changes, monitor and maintain application administration Robot and CL programs.

•    PRMS Shared Services Application Master Programs, Tables and Data Maintenance — The Service Provider reserves the right to be the sole owner and modifier of PRMS Master Programs, Tables and Data. The Service Provider on receiving a Help Desk Master Data change ticket form from the Service Receiver will as necessary get joint approval from all Service Receivers for those proposed changes that will impact another Service Receiver, and then maintain the PRMS Master Programs, Tables and Data appropriately.

•    PRMS Shared Services Database Support — Service Provider’s IT staff and data center will monitor incident resolution requests, and recommend and implement incident resolution per the SLA outlined in the Service Level section of this agreement. Service Provider will identify and communicate breaks in application discovered by automated or monitoring system, develop solution and approach to address break in application, and implement fixes to resolve break in application.

• PRMS Shared Service Application Capacity Management - The Service Provider will monitor the environment and make recommendations for capacity changes to the Service Receiver as necessary.

IT-PRMS-02	PRMS ERP Application Support Services	Provide PRMS ERP Support services e.g. Materials Resource Planning (MRP), Enterprise Resource Planning (ERP), Order Processing and Invoicing, Debit and Credit Memo, Inventory, Forecasting, Purchasing and Receiving, Costing and Shipping and Manufacturing Operations:

		• Access to PRMS ERP Application — Service Provider will provide access to application for	25 new or modified	9	Cost plus 2% - 10% per month

3

Minimum
			BAU	Service
	Service		Transaction	Period	Service
Service #	Name	Description of Service	Volume	(in mo.)	Charge

      authorized Service Receiver per the security guidelines outlined in the Master Services Agreement. Service Provider will use the PRMS Shared Services Application user access forms and menu sets from Service Receiver to update menu sets and user profiles; Service Provider will provide periodic SOX access reports to allow Service Receiver to conduct internal SOX user access compliance certifications. Service Provider will create new application and database users pre-approved by Service Recipient, maintain application and database passwords, maintain application and database security to meet security and controls guidelines identified in Master Services Agreement, as well as monitor and restrict unauthorized access to source code and data. Security access will need a five day lead time, and the SOX access reports will be performed no more than twice a year.
User per Month

•     PRMS ERP Support & Maintenance — Service Provider will monitor Help Desk incident resolution requests from the Service Receiver, and recommend and implement incident resolution per the SLA outlined in the Service Level section of this agreement. Service Provider will address all things other than Applications incidents, identify and communicate breaks in application discovered by automated or monitoring system, develop solution and approach to address break in application, and implement fixes to resolve break in application. Service Provider will maintain production batch schedule, execute batch jobs, notification of failed batch jobs, and adjust schedule to account for batch job failures and delays. Service Provider will execute web server and application server configuration changes, monitor and maintain application administration Robot and CL programs.

      o   The Service Provider after receiving Help Desk production control requests and tested objects from the Service Receiver will move the tested objects into the PRMS ERP production environment. Should the object fail in the process of being moved into production, the Service Provider will work with the Service Receiver to triage and troubleshoot the issues, and move the corrected objects into the PRMS ERP production environment.

•    PRMS ERP Operating System and Database Support — Service Provider will monitor incident resolution requests, and recommend and implement incident resolution per the SLA outlined in the Service Level section of this agreement. Service Provider will identify and communicate breaks in OS discovered by automated or monitoring system, develop solution and approach to address break in OS, and implement fixes to resolve break in OS.

4

The Service Provider on receiving Help Desk service requests from the Service Receiver will perform the following:

o Create, add files to and Manage Journals
o Perform program and database backups
o Perform program and database restores
o Reorganize Files
o Create and add to Data Mirrors

• PRMS ERP Capacity Management - The Service Provider will monitor the environment and make recommendations for capacity changes to the Service Receiver as necessary.
Service Volumes Greater Than or Less Than Observed Pre-Distribution Date
Service Provider will deliver the same volume of Services as delivered in the 12 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities on a time and materials basis with respect to the one-time set-up fees. The table below will then apply following the completion of the one-time set-up activities.
Service Provider will actively monitor CPU and storage utilization of AS400 based applications in the Seneca Falls Data Center. Costs associated with increasing capacity of CPU and Storage within the AS400 environment will be split and allocated to each AS400 based applications by the Service Provider and an applicable portion of costs borne by the Service Receiver. Service Provider is required to provide Service Receiver with 30 days prior notice in advance of any increases in costs related to incremental allocation of CPU and storage costs.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service
Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this

5

agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the other Service Recipients.
Exit Services
The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:

IT-PRMS-03	PRMS Application Migration	• Support of data extraction requests from the Service Receiver	Time and Materials Based on Additional Pricing Section

• Providing Subject Matter Expertise in helping the Service Receiver understand current state data schema and configuration details

Service Provider will provide the following knowledge transfer services:

IT-PRMS-04	PRMS Application Knowledge Transfer	• Existing non-sensitive documentation maintained by the Service Provider will be given to the Service Receiver as it relates to the PRMS Shared Services Application and related interfaces	Time and Materials Based on Additional Pricing Section
Supplemental Services
For requests for supplemental services relating to PRMS Application by Service Receiver not mentioned in this Schedule, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request attached as Annex A for consideration by Service Provider.
Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12 noon Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If

6

Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver. Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.
LOCATIONS
Services are initially provided from Seneca Falls, NY, USA to global locations.
PREREQUISITES/DEPENDENCIES
•	Service Receiver will for the period of this TSA, maintain and have active the applications and interfaces documented in Attachment A.

•	If Service Receiver, or the Service Receiver’s Supplier(s), sends inaccurate information to Service Provider, it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Service Receiver must have bank accounts in place prior to the Distribution Date. Changes or new bank accounts must be communicated to Service Provider and completed on a time and materials basis.

•	Service Receiver must have DDM, FTP, GetPaid and Custom.net Applications active and maintained for the duration this agreement is in effect.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

•	Service Receiver, in a separate and independent agreement, must have Websphere MQ systems active and maintained with the correct interfaces and data feeds to the Supplier Portal by the Service Receiver for the period of time in which this agreement is in effect.

•	Service Receiver must have Elogia, system active and maintained for the duration this agreement is in effect.

•	Service Receiver must have Electronic Data Interchange (EDI) active and maintained during the period in which this agreement is in effect.

7

NOTICE REQUIREMENT
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com
If to the Service Receiver:
Xylem Inc.
2881 E Bayard Street
Seneca Falls, NY 13148
Attention: Linda Lynch
Linda.lynch@xyleminc.com
SERVICE LEVEL
Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services. Incidents classified using this methodology will be triaged as documented in Attachment B.
In the event incidents cannot be resolved in the time outlined in Attachment B, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.
ADDITIONAL PRICING
Hourly Rate for Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources be

8

required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.
Additional Pricing Rates (All in USD)

Location	Low	Medium	High
USA	$75	$100	$125
Greece	$35	$46	$58
Mexico	$19	$25	$31
Sweden	$75	$100	$125

9

ATTACHMENT A

Interface Name	Business Purpose	Source	Destination	Frequency
Credit Held Orders	Credit held orders for review and release (approval) by FSS	VC ERP System(s)	PRMS Shared Services Application	Real-Time

Order Value Synchronization	Weekly open order value synchronization with VC’s to re-compute credit values	VC ERP System(s)	PRMS Shared Services Application	Real-Time Weekly

Invoices	Invoice posting and reversals	VC ERP System(s)	PRMS Shared Services Application	Daily

Customer	Central customer master administration	PRMS Shared Services Application	VC ERP System(s)	Real-Time

Credit Values	Central credit administration (gross$, open orders, net available$)	PRMS Shared Services Application	VC ERP System(s)	Real-Time

Credit Held Orders Released	Release (approval) to ship previously credit held order	PRMS Shared Services Application	VC ERP System(s)	Real-Time

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ATTACHMENT B

COST & SERVICE METRICS	TARGET PERFORMANCE
System Availability — Percentage of hours the Seneca Falls (SFDC) administered AS/400 processors were available during production workdays for both batch and interactive utilization, Monday through Saturday, 24 hours per day.	99.90%

Interactive Service Availability — Percentage of hours the Seneca Falls (SFDC) administered AS/400 processors were available during production workdays for interactive utilization; Monday through Friday ( 20 hours per day ) and Saturday ( 14 hours per day ).	99.90%

iSeries Service Requests —
   1) Running Robot Jobs
   2) Requesting a Restore
   3) Running Batch Jobs
   4) Requesting a File Copy
   5) Printing/ Re-Printing Reports
   6) Permission to use EZVIEW and Query Commands
   7) Requesting a Back Up
   8) New printer configurations

85.0% < 1 Day
90.0% < 3 Days
95.0% < 5 Days

Service Commitment: Service requests are processed Monday through Friday between the hours of 6:00 AM to 9:00 PM (EST). Response Time is measured from the time the request is received and logged in at the Seneca Falls Data Center (SFDC). Turn around for ROBOT jobs is 2 weeks. No production changes will be made from the Wednesday before M/E until M/E processing is complete. No production changes will be made in December.

iSeries User Profile Requests — 1) Create new user accounts or 2) Change a current user account or 3) Deactivate a user account on the Seneca Falls AS/400’s.	98.0% < 2 Days 99.0% < 3 Days 100.0% < 5 Days
Service Commitment: Service requests are processed Monday through Friday between the hours of 6:00 AM to 9:00 PM (EST). Response Time is measured from the time the request is received and logged in at the Seneca Falls Data Center (SFDC). Turn around time for user profiles is 3 business days
Note: Service Level Objectives/Targets are measured during the following service window:
6:00 AM to 2:00 AM (EST) ; Monday through Friday                     6:00 AM to 8:00 PM (EST) ; Saturday

11

Need More Information?
Points of Contact

Jean Lindsley,
Datacenter Services, Chief
Name	of Technology	Supervisor Name	TBD
Telephone Number	315-568-4774	Telephone Number
Email Address	jean.lindsley@itt.com	Email Address
Customer Info Link

12

Annex A
TSA Change Request Form

TSA Schedule:
Receiver TSA Owner:
Date of Request:
Completed By:

Requested Service Change:

Already agreed
Item	Service Description	Monthly		to with Service
Number	(Listed on schedule in the TSA)	Charge	Requested Change	Provider (Y/N)
1
2
3
4
5

Outcome:

Item	Outcome
Number	(Approved, Denied)	Specific Action to be taken
1
2
3
4
5

Approvals

Approved By:	Approved By:

Provider TSA Functional Lead	Receiver TSA Functional Lead

Executive Representative:	Executive Representative:

Provider TSA Manager	Receiver TSA Manager

13

SCHEDULE AB12
POST SPIN HYPERCARE
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this service should be directed to:

Name	Title	Phone	e-mail
Karla Viglasky ITT Corporation	Chief Information Officer	(315) 568-7069	karla.viglasky@itt.com

Peter Olive Xylem Inc.	Chief Information Officer	+44 (1256) 353946	peter.olive@xyleminc.com
GENERAL SERVICE DESCRIPTION
Service Provider will perform Post Spin Hypercare Support Services for Service Receiver.
Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

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Minimum
			BAU	Service
	Service		Transaction	Period	Service
Service #	Name	Description of Service	Volume	(in mo.)	Charge
Provide Post Spin Hypercare support services:

Facility Shutdown Services — Service Provider will provide Service Receiver with Facility Shutdown services that include:

• Disposition of network and computer assets
• Disposition of furniture and miscellaneous equipment; boxing of HR files, ITT logo, posters, etc.
• Maintain working environment for remaining employees
• Control the activation and deactivation of access cards
• Close all third party contracts with vendors, such as food, vending machines, cable, printers, cleaning, etc.

Program Shutdown Services — Service Provider will provide Service Receiver with Program Shutdown services that include:

IT-Hypercare-01	Hypercare Support Services
  •   Crisis management for final cutover, to ensure all projects go live on spin date

  •   Command center support and ramp down

  •   Access to TPMO and IT-SS Connect sites through ITT Co. Active Directory and VPN accounts for up to 20 people
				3*	Cost plus 2% - 10% per month

Financial Support Services —Service Provider will provide Service Receiver with financial support services that include:

• Purchase Order (invoice payment) and Contract management for suppliers assisting with separation

Miscellaneous Support Services — Service Provider will provide Service Receiver with supplemental and miscellaneous project support services that include:

• Project management, strategy development, infrastructure consulting, etc. Prioritization and resource allocation for these services will be jointly agreed to by CIOs.

All requests for support will be directed to and coordinated through Cindy Hoots.

*	TSA duration will end on 12/31/2011 regardless of actual spin-date.

**	Costs represent salary expense (no retention or severance) and additional facility charges for the Hanover location.

2

LOCATIONS
Services are initially provided from Hanover, MD, USA to other USA locations.
PREREQUISITES/DEPENDENCIES
•	Security and access controls will be maintained as set forth in the Master Services Agreement.

•	Travel and expenses will be paid by the requesting organization.
NOTICE REQUIREMENT
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com
If to the Service Receiver:
Xylem Inc.
2881 E Bayard Street
Seneca Falls, NY 13148
Attention: Linda Lynch
Linda.lynch@xyleminc.com
SERVICE LEVEL
Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.
In the event incidents cannot be resolved, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.

3

SCHEDULE AB13
SERVICES TSA SCHEDULE FOR
MEXICO
SERVICE OWNER
All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail
Service ProviderAracili Europa	Controller IP Mexico Bombas Goulds de Mèxico , S. de R.L. de C.V	01-779-79-69-535	Araceli.europa@itt.com

Service Recipient Anna Guerrero	Controller, WWW Mexico ITT Water Technology Mexico, S. de R.L. de C.V.	52 442 192 67 18 x231	Anna.Guerrero@xyleminc.com
PARTIES TO THE AGREEMENT
1.	Service Provider — Bombas Goulds de Mèxico , S. de R.L. de C.V

2.	Service Recipient — ITT Water Technology Mexico, S. de R.L. de C.V.
GENERAL SERVICE DESCRIPTION
1.	Finance & Accounting Services

2.	Payroll Services

3.	Accounts Payables Services

4.	Billing and Accounts Receivables Services

5.	Cost Accounting Services
TERM AND OPTION
1.	Minimum Service Period — 9 months — Commencing on the Distribution Date

2.	The Monthly Costs are set forth below under Pricing & Payment Terms. The Service Recipient and Service Provider agree that, except as set forth in this Services TSA Schedule for Mexico (“this TSA”) no additional 2%, 10% or 4.5% increase in such pricing should be applied as set forth in Section 2 of the Agreement.

3.	Service Recipient shall have the option to renew at 1.10 times the monthly fixed charge as noted below for an additional 3 months if written notice is provided 60 days prior to the end of the Minimum Service Period.

4.	Service Recipient will have the option to terminate this agreement at any time, with no additional make-whole fee as required by Section 11(b) of the Agreement, after the 1st 3 months with 2 months advance written notice to the Service Provider

1

SERVICES TO BE PROVIDED
1.	Finance and accounting services
a.	Maintain general ledger and chart of accounts

b.	Reconcile balance sheet accounts at a minimum of once per quarter

c.	Reconcile Service Recipient legal entity bank accounts a minimum of once a month

d.	Close books and prepare local financial statements monthly on a timely basis
i.	US GAAP financial statements will be prepared as required by the Mexican Government

ii.	Prepare all required JV’s required to close the books on a monthly basis

iii.	File required local statutory financial statements with the authorities in a timely manner

iv.	File required US GAAP financial statements (P&L and Balance Sheet) in both local currency and on a US FAS 52 basis with the Service Recipient’s parent company by the 1st Monday after the closing date
e.	Request cash when needed from the Service Recipient’s parent company in order to support business activities

f.	Analyze cash requirements at a minimum of once per month and allocate funds to bank accounts (vendor invoices / purchase orders, payroll, tax payments, customer receipts, special unusual items)

g.	Perform all bank account related maintenance (signatory changes, relationship management etc)

h.	Prepare, file and pay (provided Service Recipient has made available to Service Provider sufficient funds) all required local statutory tax returns (including but not limited to income tax, sales tax, VAT, GST, payroll related, social security, housing, property taxes). Provide information to Service Recipient’ tax advisor in this regard.

i.	Prepare and file all required statutory reports with the appropriate governmental authorities on a timely basis

j.	Fixed Asset accounting
i.	Maintain detailed fixed asset subsidiary ledger and reconcile to general ledger
k.	Provide required support to Service Recipient’s internal & external auditors

l.	Provide required support for government audits

m.	Respond to special requests from service recipients legal advisors

n.	Prepare monthly financial forecasts

o.	Prepare annual budget, strategic plan, and operating plan financial statements

p.	Prepare required business review meeting materials on a monthly basis

q.	Respond to Service Recipient’s ad hoc requests for financial data in a timely manner within reason
2.	Payroll Services
a.	Process payroll on a bi weekly basis (provided Service Recipient has made available to Service Provider sufficient funds)

b.	Download employee time clock information

c.	Input employee information obtained from Service Recipient’s HR function
i.	New Hires

2

ii.	Terminations

iii.	Vacations

iv.	Salary changes

v.	Validate approvals
d.	Maintain and update payroll related files
i.	Vacations

ii.	Salary advances

iii.	Child support

iv.	Housing withholdings

v.	Employee savings

vi.	Leaving indemnity
e.	Provide employees with bank cards

f.	Calculate payroll via payroll software

g.	Review printed payroll reports for accuracy

h.	Make net pay file and submit to bank & validate deposits to employee bank accounts on a timely basis

i.	Print and distribute pay stubs / advices to employees on a timely basis

j.	File copies of pay stubs and file payroll booklet
3.	Accounts Payable Services
a.	Process vendor invoices for payment twice per week (provided Service Recipient has made available to Service Provider sufficient funds)

b.	Perform 3 way match in Accounts payable system

c.	Review invoice approvals

d.	Maintain PO balance when partial shipments

e.	Maintain form control over purchase orders (Note: all other purchasing department activities to be performed by the Service Recipient)

f.	Invoice coding to general ledger account

g.	Process vendor check run once per week

h.	Process vendor wire transfers twice per week

i.	Review and process travel expense reports and travel advances twice per week

j.	Process payroll child support withholding payments on a weekly basis

k.	Process employee savings fund withdrawal requests twice per week
4.	Billing and Accounts Receivables Services
a.	Generate customer invoices from ERP system on a daily basis

b.	Review invoices for accuracy

c.	Charge taxes (VAT, Sales) as required by law

d.	Update and control customer master file based on information provided by Service Recipient

e.	Recommend customer credit terms.

f.	Maintain accounts receivable subsidiary ledger and reconcile to general ledger

g.	Post billings to accounts receivable ledger on a daily basis

h.	Post cash receipts to open accounts receivable ledger on a timely basis and follow up with customers when unable to identify cash received to open accounts receivables

i.	Follow up as required with customers via telephone and email on past due receivables to ensure cash is collected as quickly as possible

j.	Travel to customers in special circumstances only to facilitate collection of open accounts receivables

k.	Recommend customers be places on credit hold or shipping hold when appropriate. Service Recipient must approve Service Provider’s recommendation

3

l.	Prepare and analyze aged accounts receivables report and review monthly with Service Recipient

m.	Recommend write offs of overdue accounts receivables
5.	Cost Accounting Services
a.	Prepare and review all plant inventory and manufacturing variance journal entries on a monthly basis

b.	Reconciliation of perpetual inventory to general ledger

c.	Prepare instructions and oversee annual physical inventory including test count audits

d.	Reconcile physical inventory and record appropriate book to physical adjustment to general ledger

e.	Coordination and oversight of cycle count program

f.	Review of cycle count program adjustments and record adjustments in general ledger

g.	Review and analysis of manufacturing variances on a monthly basis

h.	Review of financial statement inventory balances on a monthly basis with comparison to prior month balances

i.	Establish and substantiate appropriate inventory reserves (Excess and Obsolete, Lower of Cost or Market, Inventory revaluation)

j.	Develop new standard costs once per year in Q4 of each year

k.	Prepare annual cost of production statement for the Mexico Government in Q1-Q2 of each year

l.	Prepare annual transfer price analysis in support of annual statutory audit in Q1-Q2 of each year

4

LOCATIONS
1.	IP facility located at the following address;
Bombas Goulds de Mèxico , S. de R.L. de C.V
Avenida eje Oriente Poniente Lote 4 Manzana 9
Ciudad Industrial Tizayuca ,Hidalgo
Mexico
Z.C 43800
PREREQUISITES/DEPENDENCIES
1.	Power of Attorney is granted to the IP Mexico Controller to execute banking transactions, and access RCW IT systems only. If approval is required from Service Recipient in advance of any filing with any governmental agency and approval is not obtained in a timely manner, the Service Recipient, in addition to its waiver of liability as set forth in Section 10 of the Agreement, waives all rights to make any claim for damages resulting from the late filing and agrees to pay and fines or penalties that result from the late filing(s).The Power of Attorney that is granted to the IP Mexico Controller will cease the date that this agreement is terminated

2.	Both the Service Provider and the Service Recipient agree to the month end closing dates for the 3 month period of this agreement

3.	If US GAAP compliant reporting is required by the Service Recipient, then the Service Recipient agrees to provide the Service Provider with the software to facilitate this reporting and to install the software and train Service Provider’s employees at Service Recipient’s cost prior to the commencement date of this agreement

4.	After the termination of this agreement, it may be necessary from time to time for the Service Provider, on behalf of the Service Recipient, to respond to inquiries made by government authorities about Service Recipient’s financial statements and tax filings, including providing support for audits. In this event, the Service Provider will contact the Service Recipient and agree on an appropriate course of action and response. To the extent that Service Provider’s resources are to be used to respond to the inquiries, the Service Provider will be entitled to invoice the Service Recipient at the following rates per hour provided if assistance is needed under this section after 2012, the parties will renegotiate such rates in good faith;
a.	Clerical — US Cost plus 2% - 10%

b.	Professional — US Cost plus 2% - 10%

c.	Management — US Cost plus 2% - 10%
5.	To the extent that the Service Provider is required to terminate any of its employees who are providing services solely to the Service Recipient (and not supporting any other aspect of the Service Provider’s business) under this agreement at the end of this agreement because of lack of work, the Service Recipient agrees to reimburse the Service Provider for any one time termination costs that are required to be paid as per government regulation or company policy.

6.	At the termination of this agreement, the Service Recipient will provide the necessary support at its own expense to transfer data to its own systems. The Service Provider will agree to provide training to the Service Recipient’s employees on the Service Provider’s premises or via conference call / web ex prior to the termination of the agreement. The Service Provider will not be required to send any of its employees to any other Service Recipient location.

5

7.	Service Recipient is precluded from hiring Service Provider’s employees that provide the services under this agreement for the duration of this agreement plus for an additional two years after the agreement is terminated.

8.	In the event of 3rd party claims against the Service Recipient which are unrelated to this agreement, the Service Recipient agrees to indemnify the Service Provider for any costs that the Service Provider may incur in the event that the 3rd party elects to also claim damages against the Service Provider because of their relationship with the Service Recipient. The Service Recipient also agrees to defend the Service Provider at its sole cost to the extent permitted to do so under Mexican Law
TAX STATUS
1.	Service Provider — Payments received under the terms of this agreement will be considered taxable income in Mexico

2.	Service Recipient — Payments made under the terms of this agreement will be tax deductible in Mexico

3.	Applicable VAT estimated to be 16% of the invoice amount will be charged by the service provider to the service recipient as required by law
BILLING LOCATION
NOTICES
All correspondence with respect to this TSA should be sent to the Service Owners listed above with copies to the following;
1.	Service Provider — Joanne Scalard

1133 Westchester Ave, Suite 3000

White Plains, NY 10605

Joane.scalard@itt.com
2.	Service Recipient — Dan Kelly

1133 Westchester Avenue, Suite 2000

White Plains, NY 10605

Dan.kelly@xyleminc.com

6

NOTICE REQUIREMENTS

Prior Notice Requirement to
No.	Third Party Provider	Terminate Service
	None required	See Term and Option above
PRICING & PAYMENT TERMS
1.	The monthly fixed charge for all services provided under this TSA will be $13,000 for the 1st 9 months of this agreement — Payable in US Dollars
2.	Invoices will be prepared monthly and mailed to the service provider via email.
3.	There will be no additional backup attached to these invoices
4.	The 1st invoice will be dated the Commencement Date
5.	Invoice payment terms are net 30 days from invoice date.
6.	Subsequent invoices will follow every 30 days
7.	Exit costs as well as costs incurred to respond to inquiries by the authorities by the Service Provider on behalf of the Service Recipient will be billed by the Service Provider as soon as practicable with appropriate backup documentation

7

SCHEDULE AB14
SERVICES TSA SCHEDULE FOR
NOGALES
SERVICE OWNER
All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail
Service
Provider Arnulfo Soto	Controller ICS Nogales Mexico	1-800-854-7639 X5300	Arnulfo.soto@itt.com

Service
Recipient John Sullivan	Controller, Flow Control	(978) 281-0440 x284	John.sullivan@xyleminc.com
PARTIES TO THE AGREEMENT
1.	Service Provider — ITT Cannon de Mexico, S.A. de C.V.

2.	Service Recipient — Jabsco Sociedad de Responsabilidad Limitada de Capital Variable
GENERAL SERVICE DESCRIPTION
1.	Finance & Accounting Services

2.	Payroll Services

3.	Accounts Payables Services

4.	Import / Export Services (excluding PROSEC-Related Services)

5.	IT Services

6.	PROSEC-Related Services
TERM AND OPTION
1.	Minimum Service Period — 12 months — Commencing on the Distribution Date

2.	The Monthly Costs are set forth below under Pricing & Payment Terms. The Service Recipient and Service Provider agree that, except as set forth in this Services TSA Schedule for Nogales (“this TSA”) no additional 2%, 10% or 4.5% increase in such pricing should be applied as set forth in Section 2(a) of the Agreement.

3.	Service Recipient shall have the option to renew at 1.15 times the monthly fixed charge as noted below for an additional 3 months if written notice is provided 60 days prior to the end of the Minimum Service Period. Service Recipient will have the option to terminate this agreement at any time, with no additional make-whole fee as required by Section 11(b) of the Agreement, after the 1st 6 months with 6 months advance written notice to the Service Provider

1

4.	Notwithstanding the above, the Service Period for the PROSEC-Related Services (described below) shall commence on the Distribution Date and terminate on the business day following the day Service Recipient obtains a PROSEC license from the Mexican Ministry of Economy (the “PROSEC License”); provided, however, that if Service Recipient obtains the PROSEC License on or before the business day prior to the Distribution Date, Service Provider will not provide PROSEC-Related Services to Service Recipient. In any event, the term of the Service Period for the PROSEC-Related Services shall not be longer than three months, commencing on the Distribution Date.
SERVICES TO BE PROVIDED
1.	Finance and accounting services
a.	Maintain general ledger and chart of accounts

b.	Reconcile balance sheet accounts at a minimum of once per quarter

c.	Reconcile banks accounts a minimum of once a month

d.	Close books and prepare local financial statements monthly on a timely basis
i.	US GAAP financial statements will be prepared as required by the Mexican Government

ii.	Prepare all required JV’s required to close the books on a monthly basis

iii.	File required local statutory financial statements with the authorities in a timely manner

iv.	File required US GAAP financial statements (P&L and Balance Sheet) in both local currency and on a US FAS 52 basis with the Flow Control USA LLC parent company by the 1st Monday after the closing date
e.	Request cash when needed from the Flow Control USA LLC parent company in order to support business activities via creation of maquilladora services invoice on a monthly basis

f.	Analyze cash requirements at a minimum of once per month and allocate funds to bank accounts (vendor invoices / purchase orders, payroll, tax payments, customer receipts, special unusual items)

g.	Perform all bank account related maintenance (signatory changes, relationship management etc)

h.	Prepare, file and pay (provided Service Recipient has made available to Service Provider sufficient funds) all required local statutory tax returns (including but not limited to income tax, sales tax, VAT, GST, payroll related, social security, housing, property taxes). Provide information to Service Recipient’ tax advisor in this regard.

i.	Prepare and file all required statutory reports with the appropriate governmental authorities on a timely basis

j.	Fixed Asset accounting (leasehold improvements only)
i.	Maintain detailed fixed asset subsidiary ledger and reconcile to general ledger
k.	Provide required support to Tenant’s internal & external auditors

l.	Provide required support for government audits
2.	Payroll Services
a.	Process payroll on a weekly basis (provided Service Recipient has made available to Service Provider sufficient funds)

2

b.	Download employee time clock information

c.	Input employee information obtained from Service Recipient’s on site HR manager
i.	New Hires

ii.	Terminations

iii.	Vacations

iv.	Salary changes

v.	Validate approvals
d.	Prepare and print weekly hours report

e.	Distribute weekly hours report to employee supervisors and obtain
i.	Employee signature

ii.	Supervisor approvals
f.	Maintain and update payroll related files
i.	Vacations

ii.	Salary advances

iii.	Child support

iv.	Housing withholdings

v.	Employee savings

vi.	Leaving indemnity
g.	Provide employees with bank cards

h.	Calculate payroll via payroll software

i.	Review printed payroll reports for accuracy

j.	Review time clocked vs. payroll report and resolve differences

k.	Make net pay file and submit to bank & validate deposits to employee bank accounts on a timely basis

l.	Print and distribute pay stubs / advices to employees on a timely basis

m.	File copies of pay stubs and file payroll booklet
3.	Accounts Payable Services
a.	Process vendor invoices for payment, twice per month on the 10th and 25th of each month through the Peso ledger (provided Service Recipient has made available to Service Provider sufficient funds)

b.	Perform 3 way match in Accounts payable system

c.	Review invoice approvals

d.	Maintain PO balance when partial shipments

e.	Maintain form control over purchase orders and assignment of PO numbers (Note: all other purchasing department activities to be performed by the Service Recipient)

f.	Invoice coding to general ledger account

g.	Process vendor check run twice per month on the 10th and 25th of each month

h.	Process vendor wire transfers

i.	Review and process travel expense reports and travel advances as required

j.	Review and process employee salary advances once per week

k.	Process payroll child support withholding payments on a weekly basis
4.	Import / Export Services (excluding PROSEC-Related Services, described below)
a.	Supervise activities of Service Recipient’s personnel (Service Recipient’s personnel are required to perform the following activities)
i.	Exports
1.	Classify merchandise

2.	Input parts and data to CAM system

3.	Process pro forma invoice, packing list, pedimento

3

4.	Review above for accuracy

5.	Dispatch truck
ii.	Imports
1.	Review list of goods

2.	Classify merchandise

3.	Input parts and data to CAM system

4.	Coordinate with counterpart broker

5.	Process pro forma invoice, packing list, pedimento

6.	Review above for accuracy

7.	Dispatch truck
iii.	Other Shipments (Chihuahua, Durango, Guadalajara)
1.	Review list of goods

2.	Classify merchandise

3.	Input parts and data to CAM system

4.	Coordinate with counterpart broker

5.	Process pro forma invoice, packing list, pedimento

6.	Review above for accuracy

7.	Dispatch truck
iv.	Virtual imports exports
1.	Review list of goods

2.	Classify merchandise

3.	Input parts and data to CAM system

4.	Coordinate with counterpart broker

5.	Process pro forma invoice, packing list, pedimento

6.	Review above for accuracy

7.	Dispatch truck
v.	In cases of customs inspection, coordinate with inspector for clearance of goods

vi.	Tracking of open and close Pedimentos

vii.	Process complimentary Pedimentos to pay duties

viii.	Prepare paperwork required to comply with Anexo 24

ix.	Import / export record keeping
b.	Provide support for classification of merchandise for US & Mexico customs purposes

c.	Review import export shipment information for accuracy

d.	Coordinate shipments and carriers to Service Recipient factories/customers in Mexico (Chihuahua, Durango, Guadalajara)

e.	Coordinate virtual import/exports
i.	Coordinate with counterpart broker

ii.	Review documentation for accuracy

iii.	Agree with data to be submitted
f.	Coordination of customs shipment inspection activities to ensure timely resolution and clearance of goods

g.	Record keeping
i.	Ensure customs related documents are filed on a timely basis

ii.	Assure easy access to customs documentation when needed
h.	Coordinate with broker to ensure timely opening and closing of Mexican Pedimentos

i.	Ensure Mexican Pedimento duties are paid on a timely basis

j.	Maintain relationship with the Mexico Secretary of the Economy. Provide information as required.

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k.	Insure timely compliance with Anexo 24

l.	Completion and filing of annual report of Foreign Business Transactions

m.	Process and file amendment applications for the Maquila Program

n.	Provide information to the tax authorities as required or requested

o.	Support D&T audits of customs activities
i.	Attend meetings

ii.	Provide information

iii.	Maintain control over audits
p.	Support customs audits
i.	Attend meetings

ii.	Provide information & review audit findings and comments
5.	IT Services
a.	CAM applications support

b.	Qualisys applications support

c.	Timekeeping system support
6.	PROSEC-Related Services
Perform the following services with respect to certain inventory relating to the Water Business, legal title to which is held, or will be held, by Flow Control US, LLC, a limited liability company organized and existing under the laws of Delaware, United States of America.
Import and Export:
—	Determine tariff classification of components and materials to be imported

—	Act as importer of record to import components and materials on a temporary basis under Service Provider’s IMMEX Program

—	Claim PROSEC preferential duty rates under Service Provider’s PROSEC Program at the time of importation of components and materials

—	Export finished goods incorporating components and materials that were imported under Service Provider’s IMMEX and PROSEC Program, within the legal timeframes.
Manufacturing/Assembly:
—	Receipt of components

—	Warehousing of components for inventory availability

—	Sourcing of components to product-line based on demand

—	Manual assembly of components

—	Visual inspection of components
Services:
—	Packing of components to be delivered to customers

—	Repacking

—	Packaging

—	Repackaging

—	Marking

—	Labeling

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LOCATIONS
1.	ICS Nogales Mexico facility located at the following address;
ITT Cannon de Mexico, S.A. de C.V.
Avenida del Libre Comercio S/N
Entre Calzada Industrial Nuevo Nogales y
Calzeda del Raquet Club
Col. Parque Industrial Nuevo Nogales
Nogales, Sonora C.P. 84093
PREREQUISITES/DEPENDENCIES
1.	New Flow Control Mexico legal entity is established and fully capable of legally conducting business by the commencement date of this agreement; provided, however, that the parties acknowledge that this Schedule shall be effective even if Service Recipient does not obtain the PROSEC License prior to the Distribution Date.

2.	New Flow Control Mexico legal entity has registered with all of the appropriate governmental agencies and secured required permits (including but not limited to US and Mexico customs permits); provided, however, that the parties acknowledge that this Schedule shall be effective even if Service Recipient does not obtain the PROSEC License prior to the Distribution Date.

3.	New Flow Control Mexico legal entity Bank account(s) are established by the commencement date of this agreement

4.	Nogales Mexico Financial, HR/Payroll, and Import export hardware and software platforms are separated by the commencement date of this agreement.

5.	Power of Attorney is granted to the ICS Nogales Controller to execute banking transactions and access Flow Control IT systems for the purpose of providing all services contained in this agreement. The ICS Nogales Controller will not be granted Power of Attorney to file appropriate reports and tax returns with governmental authorities. If approval is required from Service Recipient in advance of any filing with any governmental agency and approval is not obtained in a timely manner, the Service Recipient, in addition to its waiver of liability as set forth in Section 10 of the Agreement, waives all rights to make any claim for damages resulting from the late filing and agrees to pay and fines or penalties that result from the late filing(s) The Power of Attorney that is granted to the ICS Nogales Controller under this provision will cease on the date that this agreement is terminated

6.	The Service Recipient agrees to provide Power of Attorney privileges to 2 of its employees as of the commencement date of this TSA, for the purpose of reviewing, authorizing and signing, tax returns and other statutory reports which are prepared by the Service Provider as per the services described in this agreement

7.	Both the Service Provider and the Service Recipient agree to the month end closing dates for the 1 year period of this agreement

8.	If US GAAP compliant reporting is required by the Service Recipient, then the Service Recipient agrees to provide the Service Provider with the software to facilitate this reporting and to install the software and train Service Provider’s employees at Service Recipient’s cost prior to the commencement date of this agreement

9.	Service Recipient contracts with a tax advisor prior to the commencement of this agreement

10.	The Service Recipient will hire its own local Nogales HR Manager and Import Export

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Broker prior to the commencement date of this TSA. The Service Provider will assist in the proper training of these individuals prior to the commencement date of this TSA. If the Service Recipient fails to hire these employees by the commencement date of this agreement, the monthly fixed charge will increase based upon good faith negotiations between the parties, until such time as the positions are filled and Service Provider agrees to provide the services that would have been performed by these individuals during the time that the positions are vacant.

11.	If during the term of this agreement, the Service Recipient’s HR Manager or Import Export clerical positions become vacant, the monthly fixed charge will increase based upon good faith negotiations between the parties, until such time as both positions are filled and Service Provider agrees to provide the services that would have been performed by these individuals during the time that the positions are vacant. 12. After the termination of this agreement, it may be necessary from time to time for the Service Provider, on behalf of the Service Recipient, to respond to inquiries made by government authorities about Service Recipient’s financial statements and tax filings, including providing support for audits. In this event, the Service Provider will contact the Service Recipient and agree on an appropriate course of action and response. To the extent that Service Provider’s resources are to be used to respond to the inquiries, the Service Provider will be entitled to invoice the Service Recipient at the following rates per hour, provided if assistance is needed under this section 12. After 2012, the parties will renegotiate such rates in good faith;
a.	Clerical — Cost plus 2% - 10% Mexico Pesos ( notional US$)

b.	Professional — Cost plus 2% - 10% Mexico Pesos ( notional US$)

c.	Management — Cost plus 2% - 10% Mexico Pesos ( notional US$)
13.	To the extent that the Service Provider terminates any of its employees who are providing services solely to the Service Recipient (and not supporting any other aspect of the Service Provider’s business) under this TSA at the end of this agreement because of lack of work, the Service Recipient agrees to reimburse the Service Provider for any one time termination costs that are required to be paid as per government regulation or company policy.

14.	At the termination of this agreement, the Service Recipient will provide the necessary support at its own expense to transfer data to its own systems. The Service Provider will agree to provide training to the Service Recipient’s employees on the Nogales premises or via conference call / web ex prior to the termination of the agreement. The Service Provider will not be required to send any of its employees to any other Service Recipient location.

15.	Service Recipient is precluded from hiring Service Provider’s employees that provide the services under this TSA for the duration of this TSA plus for an additional one year after the TSA is terminated. Notwithstanding the above, the Service Recipient will have the right to hire the ICS 2 import export clerks that are providing services to the Service Recipient under the terms of this agreement, upon termination of this agreement

16.	The Service Provider’s IT department will be allowed access to tenant’s designated areas as per the floor plan that forms a part of the Nogales facility rental TSA for purposes of providing the services that are included in this agreement. The landlord’s IT department will have the right to access the tenant’s IT data in order to provide the services that are included in this agreement The Service Recipient will hire an onsite IT support to oversee all of the Service Recipient’s IT operations. To the extent that the IT services listed in the services provided section of this TSA are required from the Service Provider, for whatever reason including but not limited to the inexperience of the Service Recipient’s IT Manager or the failure to the Service Recipient to hire an IT Manager by the

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commencement date of this agreement, the Service Recipient agrees that they will accept charges for services provided in accordance with the Pricing and Payment Terms provision #3 as shown in this agreement.
TAX STATUS
1.	Service Provider — Payments received under the terms of this agreement will be considered taxable income in Mexico

2.	Service Recipient — Payments made under the terms of this agreement will be tax deductible in Mexico
BILLING LOCATION
1.	Nogales, Sonora, Mexico
NOTICES
All correspondence with respect to this agreement should be sent to the Service Owners listed above with copies to the following;
1.	Service Provider — Suzy Lee

666 East Dyer Road

Santa Ana, Ca. 92705

2.	Service Recipient — Dan Kelly

Xylem Inc.

Suite 2000

1133 Westchester Avenue

White Plains, NY 10605
NOTICE REQUIREMENTS

Prior Notice Requirement to
No.	Third Party Provider	Terminate Service
	None required	See Term and Option above

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PRICING & PAYMENT TERMS
1.	The monthly fixed charge for finance, accounting, accounts payable and payroll services will be Cost plus 2% - 10% Mexico Pesos (notional US$) for the term of this agreement — Payable in Mexico Pesos

2.	The monthly fixed charge for import and export services will be Cost plus 2% - 10% Mexico Pesos (notional US$) for the term of this agreement — Payable in Mexico Pesos

3.	IT Services, as defined in this agreement, will be charged on a time and materials basis. Materials will be charged at Service Provider’s cost and required labor will be charged at a rate of Cost plus 2% - 10% Mexico Pesos (notional US$) per hour. Invoices will be prepared monthly and mailed to the Service Recipient via email.

4.	There will be no additional backup attached to these invoices for items 1 and 2 above. For item 3 copies of vendor invoices will be attached to the invoice to support the materials charges and timesheets showing the number of hours and dates worked by person will be attached to support labor charges

5.	VAT of 11% will be added to all invoices

6.	All invoices must be issued in accordance with the applicable tax regulations.

7.	The 1st invoice will be dated the same date as the Distribution Date

8.	Invoice payment terms are net 30 days from invoice date.

9.	Subsequent invoices will follow every 30 days

10.	Exit costs as well as costs incurred to respond to inquiries by the authorities by the Service Provider on behalf of the Service Recipient will be invoiced & billed by the Service Provider as soon as practicable with appropriate backup documentation.
OBLIGATIONS OF SERVICE RECIPIENT
     Service Recipient hereby expressly agrees to indemnify Service Provider for any liabilities, damages, costs, expenses, settlement amounts, duties, or fines, including court costs and reasonable attorney fees, arising from Service Provider providing the PROSEC-Related Services to the Service Recipient; provided, however, that Service Provider shall not be entitled to be indemnified for any such liabilities, damages, costs, expenses, settlement amounts, duties, or fines, including court costs and reasonable attorney fees arising as a result of Service Provider’s negligence or willful misconduct in providing the PROSEC-Related Services.

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SCHEDULE AB15
SUBCONTRACT ARRANGEMENT IN WUXI
SERVICE OWNER
All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail
Service
Provider
Paul Chen	Finance Controller — Motion	+86 (510) 8855 6108	paul.chen@itt.com
and	Tech Wuxi

Stephen Chan	China Share Service Manager	+852 2732 2720	stephen.chan@itt.com

Service Recipient

Meng Hing Chua	Vice President and Director of Finance	+86 (021) 2208 2888 Ext. 1333	menghing.chua@xyleminc.com
PARTIES TO THE AGREEMENT
Service Provider: ITT High Precision Manufactured Products (Wuxi) Co., Ltd. of No. 570 Yangda Road, Meicun, New District, Wuxi City, the PRC
Service Recipient: ITT (Shanghai) Trading Co. Ltd. of Suite 3011-3014, Floor 30, Tower A, Hongqiao Shanghai City, 100 Zunyi Road, Changning District, Shanghai, the PRC
GENERAL SERVICE DESCRIPTION
     Service Provider will operate and manage (the “Service”) Service Recipient’s flow control business at the premises (the “Business”) currently located in the Premises during the term of this transition services agreement in a substantially similar manner, with the same level of customer service and response time with the same degree of reasonable skill and care and with the same level of security and control as the Business was operated and managed during the twelve month period prior to the Distribution Date. Service Provider will provide various services in connection with the operation and management of the Business including but not limited to the services set forth in “Services to be Provided”.

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TERM AND OPTION
1.	Term. The Minimum Service Period for this Schedule commences on the Distribution Date to March 31, 2012 and, if Service Recipient has not served a notice on Service Provider to terminate the Service, shall be further extended to May 31, 2012 (the term of Service is hereinafter referred as the “Term”). Service Recipient may terminate the Service at any time prior to the end of the Term by providing thirty (30) days prior written notice without any additional make-whole fee as required by Section 11(b) of the Agreement.

2.	Surviving clause. The following provisions of this Schedule shall survive the termination of this Schedule: (a) “Indemnification”, (b) paragraphs 6 and 7 of “Pricing, Payment Terms” (Audit, Post-termination Revenues and Expenses), (c) paragraph 4 of “Term and Option” (Access to Business Records After the Term), (d) “Insurance” with respect to managing post Term claims and (e) “Tax Status”.

3.	Access to the Premises and Business Records during the Term. In addition to the right of access given to Service Recipient pursuant to Section 3(a) of the Agreement, during the Term, Representatives of Service Recipient (or its designee) shall be given access to the Premises during regular business hours if and to the extent reasonably necessary to:
3.1	provide or receive any of the Services;

3.2	examine, copy or photocopy, at Service Recipient’s expense, the Business Records, the Business Contracts and the purchase orders, customer invoices and any other contracts and/or agreements signed with the relevant customers, suppliers, distributors and agents relating to or in connection with the Business, during business hours and on reasonable prior written notice, to enable Service Recipient to verify the information contained in the monthly balance sheet and the monthly profit and loss accounts that Service Provider furnishes to Service Recipient in accordance with “Services to be Provided” and to determine the amount of the Monthly Costs payable by Service Provider or Service Recipient, as the case may be; and

3.3	to inspect or examine the Assets, or otherwise transfer the Assets out of the Premises, as the case may be.
4.	Access to Business Records after the Term. For a period of seven (7) years from the expiration date of the Term:
4.1	Service Provider shall make available, and allow Service Recipient (or its designee) to make copy of at Service Recipient’s expense, any books, accounts, returns and records (not delivered to Service Recipient (or its designee) prior to the expiration date of the Term (including, without limitation, Service Provider’s statutory books and accounting records, tax records, and all other records relating to the Business) which contain information which should be provided to Service Recipient (or its designee) or which is required for the purpose of the Business, any annual, tax or other returns, audits in connection with it for inspection by Representatives of Service Recipient (or its designee) during working hours on reasonable advance notice being given;

4.2	If any Business Information is not in the possession of Service Recipient (or its designee) or readily discoverable by Service Recipient (or its designee) but is in the possession or under the control of or available to Service Provider or any other member of its Group, Service

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Provider shall deliver copies of such Business Information to the Service Recipient promptly on request.
SERVICES TO BE PROVIDED
1.	Export/Import

2.	Materials Planner

3.	Material and Logistics

4.	Plant Purchasing

5.	Warehouse (excluding bonded material)

6.	Shipment

7.	Logistics

8.	IT Support

9.	Customers Support

10.	Accounts Payable Invoice Processing including bank disbursements and reconciliations

11.	Accounts Receivable Invoice processing and collection

12.	Manufacturing and assembly of the products the Business produces

13.	Certain administrative and tax preparation/filing services

14.	Facility and related services that enable to the Business to continue operations

15.	Payroll and all HR services, for the employees Service Provider utilizes to operate and manage the Business

16.	Foreign exchange verification

17.	External audit and relating consulting services

18.	Vendor and customer data maintenance

19.	Accounting services to maintain accounting records

20.	Security

21.	Environmental, health and safety services

22.	Administrative services, including office supplies and equipment, location assistant, reception and shuttle bus/car service

23.	All other services which were provided to Service Recipient in the last twelve months

24.	Invoice and payment. Service Provider shall maintain separate accounts for the Business during the Term. As promptly as practicable and in any event within ten (10) Business Days after the beginning of each calendar month, Service Provider shall prepare and deliver to Service Recipient a balance

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sheet as at the end of the preceding calendar month and the profit and loss account in respect of the preceding calendar month (including separate line items for the Monthly Costs, Monthly Expenses and Monthly Revenues) in respect of the Business, prepared in accordance with the Generally Accepted Accounting Principles of the PRC and certified by the Finance Manager of Service Provider.
25.	Affixation of company chop. To the extent that any documents of Service Recipient (or its designee) need to be affixed with the company chop of Service Provider, Service Provider shall render all assistance to execute or affix its company chop on all such documents as Service Recipient (or its designee) may from time to time reasonably request for the purpose of vesting in it the full benefit of the Business, provided such request has been approved by the General Manager of Wuxi Flow Control Business and the Legal Counsel of Service Recipient (or its designee).
EMPLOYEES
1.	In addition to the Services to be provided by Service Provider to Service Recipient above, during the Term Service Provider shall supervise the Employees in accordance with the terms in this section.

2.	Service Provider shall:
2.1	continue the employment of the Employees with Service Provider to ensure that the Business shall be carried on in the ordinary course of business; and

2.2	allow the Employees to perform their duties under the supervision of, fully comply with directions and instructions received from, and promptly carry out orders and assignments given by, any of the Representative of Service Recipient. Notwithstanding the forgoing, the Parties acknowledge and agree that the Employees shall comply with or otherwise subject to the policy (including compensation and benefits policy), handbook or guidelines as applicable to other employees of Service Provider.
3.	Service Recipient and Service Provider acknowledge the importance of Employees to the ongoing success of the Business subsequent to the Distribution Date. In order to maintain continuity of their employment with Service Provider, Service Recipient shall request that Service Provider provide long term incentives to those Employees who continue their employment with Service Provider during the Term and Service Recipient shall be responsible for any and all costs associated with these long term incentives.

4.	Upon Service Recipient’s request, Service Provider shall terminate, or procure its staffing agency to terminate, any of the Employees during the Term. Notwithstanding the foregoing, Service Provider may, without the prior approval of Service Recipient, terminate the employment of any Employee in good faith on reasonable grounds pursuant to the employment laws and regulations of the PRC provided that Service Provider shall notify Service Recipient forthwith its decision of termination.
TRANSFER OF EMPLOYEES
1.	Service Provider acknowledges and confirms that each of the Employees working in the Business, a list of whom appears in the Annex (the “Employees”), has signed a confirmation letter with Service Provider on or prior to the date of this Agreement, pursuant to which:

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1.1	the relevant Employee agrees to terminate the employment relation with Service Provider and establish a new employment relationship with Service Recipient (or its designee), on the expiration date of the Term or on a date to be agreed between Service Provider and Service Recipient (or its designee) (“Employee Transfer Date”);

1.2	such Employee shall, upon entering into a new employment contract with Service Recipient (or its designee), be entitled to a long term incentive for continuing his or her employment with Service Provider during the Term at the costs and expenses of Service Recipient (or its designee); and

1.3	the Service Provider shall procure Service Recipient (or its designee) to recognize such Employee’s years of service with Service Provider and any annual leave that such Employee accrued but did not take while employed by Service Provider as of the Employee Transfer Date, and the Employee shall waive any claim against Service Provider for statutory severance pay or compensation for accrued but unused annual leave.
2.	Service Provider and Service Recipient (or its designee) shall within fifteen (15) Business Days before the end of the Term jointly issue a written notice to all Employees, confirming the Employee Transfer Date and enclosing the new employment contract to be signed by Service Recipient (or its designee) with each of the Employees.

3.	Service Provider shall pay Employees wages, bonuses, overtime pay, social insurance, statutory severance and housing fund contributions and other payments and benefits of such Employee in relation to his or her employment with Service Provider in accordance with the employment laws and regulations of the PRC during the Term up to and including the expiration date of the Term, provided that Service Recipient shall reimburse Service Provider all such payment incurred during the Term in accordance with “Pricing and Payment Terms”.

4.	Notwithstanding the provisions of Section 2(a)(ii) of the Agreement, with regard to any Employee who fails to enter into the new employment contract with Service Recipient (or its designee) effective on the Employee Transfer Date, Service Recipient shall bear all responsibilities to each such Employee for statutory severance pay related to the termination of the employment relationship between such Employee and Service Provider and compensation for accrued but unused annual leave calculated in accordance with the laws and regulations of the PRC from the date such employment relationship began until the Employee Transfer Date.
INSURANCE
1.	Notwithstanding the provisions of Section 10(b) of the Agreement and without prejudice to its express obligations under this Schedule, Service Provider agrees that during the Term, it will maintain, at Service Recipient’s expenses, insurance policies covering the Business similar in scope, amount and coverage as Service Provider maintained during the twelve month period prior to the Distribution Date. In the event any claim needs to be made under these insurance policies, Service Provider will make such claim on Service Recipient’s behalf and transfer to Service Recipient all funds received less any out of pocket costs incurred in collection of such funds.

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INDEMNIFICATION
1.	Notwithstanding anything in the Agreement to the contrary, the indemnification obligations and procedures set forth in Article VII of the Distribution Agreement shall apply to any Indemnifiable Losses (as defined in the Distribution Agreement) Service Provider or any member of its Group incurs as a result of or in connection with providing the Services described in this Schedule. For the avoidance of doubt, Service Provider (or such member of its Group that has suffered an Indemnifiable Loss) shall be the “Indemnitee” and Service Recipient the “Indemnifying Party”, as such terms are defined in the Distribution Agreement. Notwithstanding the foregoing or anything in the Distribution Agreement to the contrary, Service Provider shall be permitted to consent to entry of judgment or settle any claim without the consent of Service Recipient and remain entitled to indemnification from Service Recipient; provided, that any such judgment or settlement is for a monetary amount under USD5,000; provided further that any such consent, judgment or settlement does not permit or provide for any injunction, declaratory relief, other order or other non-monetary relief to be entered against Service Recipient or any member of its Group.

2.	For the period of seven (7) years from the expiration date of the Term, upon any claim being made against Service Provider, Service Recipient shall give such information and assistance to Service Provider for the purpose of avoiding, disputing, resisting, compromising, defending or contesting any such claim and liability, including:
2.1	assignment of a legal advisor or a Representative appointed by Service Recipient to work with Service Provider or its professional advisors in avoiding, disputing, resisting, compromising, defending or contesting any such claim and liability; and

2.2	access (during business hours and on reasonable prior written notice) such access to its personnel and to any relevant records and information in relation to the Business as Service Provider or its professional advisers reasonably request.
LOCATIONS
     The premises of Service Provider located at Building 3, No. 570 Yangda Road, Meicun, New District, Wuxi City, the PRC (“Premises”).
PREREQUISITES/DEPENDENCIES
1.	Service Provider and Service Recipient shall enter into an Asset Purchase Agreement (“APA”) pursuant to which Service Recipient shall agree to purchase from Service Provider all of the Assets and assume all of the liabilities related to the Business.

2.	Each Employee signs a letter confirming his or her agreement to be retained by Service Provider during the Term and to be transferred to Service Recipient (or its designee) with effect from the expiration date of the Term (or a date agreed by the Parties) in accordance with the section “Transfer of Employees.

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TAX STATUS
1.	Monthly Costs received by Service Provider under this Schedule during the Term shall be considered taxable income in China. Service Provider shall:
1.1	duly file all tax returns and provided all information required or requested to be delivered to any tax authority. All such returns and information remain correct and complete and none is, or is likely to become, the subject of any investigation or dispute by or with any tax authority;

1.2	prepare, keep and preserve complete, accurate and up-to-date records both as required by law and to enable it to deliver correct and complete tax returns and to calculate any present or, so far as possible, future tax liability of Business or the entitlement of the Business to claim any relief.
2.	Notwithstanding the foregoing, any tax payable by Service Provider arising from the provision of Service or the operation of the Business shall be borne by Service Recipient (or its designee) in accordance with “Pricing and Payment Terms”.
BILLING LOCATION
NOTICES
All correspondence with respect to this agreement should be sent to the Service Owners listed above with copies to the following:
NOTICE REQUIREMENTS
SERVICE PROVIDER:
Address:
2405-6, 24/F, ING tower, 308 Dec Voeux Road Central, Hong Kong
Fax: +852 2732 2919
For the attention of: Mr. Stephen Chan, China Share Service Manager
SERVICE RECIPIENT:
Address:
Suite 3011-3014, Floor 30, Tower A, Hongqiao Shanghai City, 100 Zunyi Road, Changning District, Shanghai, the People’s Republic of China
Fax: +86 (21) 2208 2999
For the attention of: Mr. Meng Hing Chua, Vice President and Director of Finance

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PRICING & PAYMENT TERMS
1.	The Parties agree that, notwithstanding the provisions of Section 2(a) of the Agreement, Service Recipient (or its designee) shall be entitled to all economic rights and benefits, and shall assume all economic loss, arising from and in connection with the conduct of the Business by Service Provider during the Term.
2.	During the Term, Service Recipient or Service Provider, as the case may be, shall pay an amount equal to the Monthly Costs (“Monthly Costs”) to the other Party calculated in accordance with the following formula:
Monthly Costs = Monthly Expenses plus RMB             minus Monthly Revenues
where:
Monthly Expenses means the aggregate of:
(a)	all documented, reasonable out-of-pocket costs and expenses incurred by Service Provider which are necessary to provide Services, provided, however, that any such expenses exceeding USD5,000 per month for each Service shall require advance approval of Service Recipient; plus

(b)	all wages, bonuses, overtime pay, social insurance and housing fund contributions, and other payments, benefits, retention and severance payments due to any of the Employees retained by Service Provider for the purpose of providing the Services; plus

(c)	all rents, rates, gas, water, electricity and other outgoings (including management fees) relating to or payable in respect of the Premises; plus

(d)	any sales, services, value added or similar taxes, fees, charges, assessments, or income taxes (including any such taxes that are required to be withheld) arising from or in connection with the provision of Services; and
Monthly Revenues means the aggregate of:
(a)	all revenues, rebates, refunds or otherwise payments collected or received by Service Provider arising from or in connection with the Business, as the case may be, during the Term; plus

(b)	all rents, rates, gas, water, electricity and other outgoings (including management fees) relating to the premises located at Room 902, E3 Building, Oriental Plaza, No.1 Chang’an Avenue, Beijing 100738, PRC and payable by ITT (China) Investment Company Limited in the amount of RMB per calendar month for the period from 31 October 2011 to 31 December 2011 and RMB per calendar month for the period from 1 January 2012 to the expiration date of the Term. In the event a total of RMB is not added to Monthly Revenue over the life of the Term by the month prior to the end of the Term, the last month of the Term shall include that amount such that the total amount included in Monthly Revenue under this subsection (b) during the whole Term will equal RMB .

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3.	An amount equal to the Monthly Costs shall be paid by Service Recipient or Service Provider, as the case may be, to the other Party in the following manner:
3.1	If the Monthly Costs is a positive number, then Service Recipient shall pay to Service Provider the Monthly Costs in accordance with section 2(b) of the Agreement

3.2	If the Monthly Costs is zero, then no payment is due from Service Recipient or Service Provider to the other Party.

3.3	If the Monthly Costs is a negative number, then Service Provider shall pay to Service Recipient the Monthly Costs in accordance with Section 2(b) of the Agreement.
4.	For the avoidance of doubt, no additional mark-up or inflation rate, as specified in Section 2(a)(i) of the Agreement, shall apply to any sum payable by Service Recipient to Service Provider under this Schedule.

5.	Taxes related to sums payable. Each Party shall pay all sums payable by it under this Schedule free and clear of all deductions or withholdings unless the law requires a deduction or withholding to be made. If a deduction or withholding is so required, the relevant Party shall pay such additional amount as will ensure that the net amount the payee receives equals the full amount which it would have received had the deduction or withholding not been required.

6.	Audit. Service Provider and Service Recipient shall, as promptly as practicable and in any event within fifteen (15) Business Days following the expiration date of the Term, jointly appoint Deloitte & Touche, or such other accounting firm as may be agreed to (“Auditors”) to conduct an audit of the accounts of the Business. The auditor shall, within thirty (30) days from its engagement, prepare and deliver to the Parties an audited balance sheet to be made up as at the expiration date of the Term and an audited profit and loss account for the period from the Distribution Date to the expiration date of the Term in respect of the Business, in accordance with the Generally Accepted Accounting Principles of the PRC. The costs and expenses of engaging the Auditors shall be borne by Service Recipient (or its designee). The balance sheet and profit and loss account prepared by the Auditors shall, in the absence of manifest error, be final and binding on the Parties. The Auditors shall be deemed to act as an expert and not as an arbitrator.

7.	Post-termination Revenues and Expenses. To the extent that any payment, rebate or refund is made to Service Provider in respect of the Business after the expiration date of the Term, Service Provider shall receive the same as trustee, place the same in a separate bank account, record the payment separately in its books, and account to Service Provider for the same within five (5) Business Days after the end of each calendar month for all funds collected during such calendar month. To the extent that any cost or expense is paid by Service Provider after the expiration date of the Term in connection with the Business arising from an act, event or circumstance that occurs during the Term, Service Provider shall provide Service Recipient with all relevant invoices, receipts and contracts, as the case may be, and Service Recipient shall, upon verifying the documents provided, pay to Service Provider within five (5) Business Days after the end of each calendar month for all payments made by Service Provider arising from or in connection with the Business during such calendar month.

8.	At the expiration date of the Term, the Service Provider will assist the Service Recipient to physically transfer to Service Recipient (at Service Recipient’s cost) all Assets and liabilities within Service Provider’s possession or control and associated with the Business to Service Recipient’s facilities. In

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addition, within thirty (30) Business Days after the expiration date of the Term, the Service Provider and Service Recipient shall work together in good faith to identify the Assets and liabilities of the Business that shall be transferred to Service Provider at the end of the Term and that were not paid for or accounted for under the Pricing and Payment Terms section of this Agreement or the APA (the “Specified Assets and Liabilities”). The Service Provider and Service Recipient shall, within such thirty (30) Business Days agree on the amount of the Specified Assets and Liabilities and the Service Provider or Service Recipient, as appropriate shall, pay to the other, the agreed to amount such that Service Provider is reimbursed for its costs or expenses associated with the Specified Assets and Liabilities after the Term and Service Recipient has obtained the economic benefit of the Specified Assets and Liabilities and the Business during the Term.
Definitions
1.	Definitions and interpretation of words and expressions used in this Schedule shall be as set forth below:

“APA” has the meaning set out in “Prerequisites/Dependencies”.

“Assets” means the assets of Service Provider relating primarily to, used primarily in, or arising primarily from, the Business, to be transferred to Service Recipient pursuant to the APA and the assets purchased during the Term relating primarily to, used primarily in, or arising primarily from the Business.

“Auditors” has the meaning set out in “Pricing and Payment Terms”.

“Business” has the meaning set out in “General Service Description”.

“Business Contracts” means customer contracts, supplier contracts, and all other contracts and engagements entered into and orders placed or received (a) on or before the Distribution Date by or on behalf of Service Provider in connection with the Business and which at Distribution Date remain (in whole or in part) to be performed; and (b) during the Term.

“Business Days” means, for the purpose of this Schedule, a day (excluding Saturdays, Sundays and public holidays) on which banks generally are open in the PRC for the transaction of normal banking business.

“Business Information” means all information relating to the Business, existing at the Distribution Date or otherwise arising during the Term, including but not limited to details of customers, suppliers, distributors and agents, sales targets, sales statistics, market share statistics, market surveys and information relating to future business development or planning, information relating to discounts, commissions and rebates received and/or paid and litigation or legal advice, in whatever form (including computer disks or tapes) that information may be recorded or stored.

“Business Records” means all books and records in whatever form (including computer disks or tapes) containing or relating to Business Information or on which Business Information is recorded or stored.

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“Employees” means the employees physically located at the Premises, employed by Service Provider to support the Business immediately prior to the Distribution Date, a list of whom is stated in the Annex.
“Employees Transfer Date” has the meaning set out in “Transfer of Employees”.
“Monthly Costs” has the meaning set out in “Pricing and Payment Terms”.
“Parties” mean collectively, Service Provider and Service Recipient of this Schedule, and a “Party” means either of them.
“PRC” means the People’s Republic of China excluding, for the purpose of this Agreement, Hong Kong Special Administrative Region, Macau Special Administrative Region, and Taiwan.
“Premises” has the meanings set out in “Locations”.
“Representatives” means, the Service Owners identified under the section entitled “Service Owner” or such other person(s) designated by Service Recipient (or its designee) from time to time.
“RMB” means Renminbi, the lawful currency of the PRC.
“Service” has the meaning set out in “General Service Description”.
“Term” has the meaning set out in “Term and Option”.
“USD” means United States Dollars, the lawful currency of the United States of America.

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Annex
List of Flow Control Employees in Wuxi
The employees who are retained by Service Provider to provide the Services are set forth below:

Employee	Candidate (Chinese	Candidate (English
No	Name)	Name)	Position
0200301			GM, Flow Control
0868003			Black Belt
0820040			Finance Manager
0820022			Sr. Cashier & Bank Accountant
0820008			Finance Supervisor
0820032			AR Accountant
0830002			IT Supervisor
0863003			ESH Officer
0840020			HR Supervisor
0840003			HR & Adm. Assistant
0200312			P&P Supervisor
0200318			Purchasing Engineer
0870008			Sr. Sourcing Engineer
0870013			Sourcing Engineer
0860013			Warehouse Keeper
0860017			Forklift Worker
0860042			Forklift Worker
0860048			Forklift Worker
0860059			Forklift Worker
0860038			CSR Supervisor
0200311			Customer Service Representative
0200313			Customer Service Representative
0200304			Customer Service Representative
0200314			Customer Service Representative
0200310			Customer Service Representative
0100336			Customer Service Representative

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Employee	Candidate (Chinese	Candidate (English
No	Name)	Name)	Position
0200315			Customer Service Representative
0860004			Customs Assistant
0860047			Customs Declarant
0865022			Incoming Inspector
0865009			QA Inspector
0100303			QA Inspector
0200303			Assistant Production Manager
0200209			Manufacturing Engineer
0100312			Manufacturing Engineer
0100306			Foreman
0100302			Assembler
0100307			Assembler
0100308			Assembler
0100313			Assembler
0100315			Assembler
0100316			Assembler
0100322			Assembler
0100325			Assembler
0100327			Assembler
0100328			Assembler
0100339			Assembler
0100340			Assembler
0100342			Assembler
0100344			Assembler
0100345			Assembler
0100218			Assembler
0100222			Assembler
0100227			Assembler
0100229			Assembler
0100230			Assembler

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Employee	Candidate (Chinese	Candidate (English
No	Name)	Name)	Position
0100351			Assembler
0100363			Assembler
0680002			Assistant Marketing Communication Manager
0680003			Product Manager
0680004			Sales Manager
0680005			Sales Manager
0680007			Sales Engineer
0680008			National Sales Manager Flow Control
0680015			Sales Manager-Hygienic Business
0680018			Product Manager, AP
0680023			Product Manager, AP
0680030			Sales Engineer
0680031			Development Engineer

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SCHEDULE AB16
BASIC TIME AND MATERIALS SUPPORT
Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this Service should be directed to:

Name	Title	Phone	e-mail
Service Provider’s Contact

ITT Corporation Daryl Bowker	TSA Manager	Office:315-568-7676	Daryl.bowker@ittcorp.com

Service Receiver’s Contact

Xylem Inc. Tim Coogan	TSA Manager	Office 914 323-5790	Tim.Coogan@xyleminc.com
PARTIES TO THE AGREEMENT
Service Provider: ITT Corporation
Service Receiver: Xylem Inc.
GENERAL SERVICE DESCRIPTION
Service Receiver may need assistance after the Distribution Date from the Service Provider for miscellaneous services, including but not limited to consulting, advisory, knowledge transfer and

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other similar services in various areas including, but not limited to finance, tax, accounting, insurance, treasury, human resources and communications, which are not already provided for under all of the other TSAs between ITT Corporation, Xylem Inc., and Exelis Inc.
The Service Provider hereby agrees to cause its and its affiliates employees (collectively, “Experts”) to provide a reasonable amount of services, including specifically the services listed in Annex A, upon reasonable notice and request from the Service Receiver on a time and materials basis from the Distribution Date through April 30, 2013 (the “Minimum Term” and the “Maximum Term”).
To utilize this TSA Schedule, employees of Service Receiver should request such services via email or telephonically where both parties have a clear expectation of the estimated number of hours of assistance being requested. For projects that are expected to require more than 5 to 10 hours of assistance a one or two paragraph project plan should be agreed to in order to avoid misunderstandings. The project plan should be put together by the Service Provider’s “Expert “with respect to the requested services.
Employees of Service Receiver should advise their TSA manager that a request for services has been made together with a description of such services requested and the estimated number of hours requested.
The “Expert” should advise their TSA manager that a request for services has been made and the estimated number of hours requested.
SCOPE OF SERVICES
The scope of services will depend on the needs of the Service Recipient and the capabilities and availability of the Experts.
LOCATIONS
All locations around the world
PREREQUISITES/DEPENDENCIES
The Experts remain employees of Service Provider. Service Receivers acknowledge and agree that Service Provider has discretion to terminate the Experts and the Experts have the ability to terminate their employment with Service Provider. In the event the Experts are no longer employed by Service Provider, Service Provider will, at the request of the Service Receiver, use commercially reasonable efforts to provide similar services. However, if Service Receivers or an affiliate employ any of the Experts, the specific service requested under this

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Schedule can be terminated by the Service Provider, at the Service Provider’s sole discretion on 5 business days notice to the Service Receiver.
TAX STATUS
Sales tax will be charged as determined by the Service Provider and the Service Receiver shall pay such tax along with the payment for the service provided.
BILLING LOCATION
Service Provider will provide Service Receiver with an invoice to its address set forth below under Notice Requirements, except in cases where services are provided outside of the United States, in which case invoices will be created by the Service Provider’s legal entity in the country where the services are being performed and invoiced to the Service Receiver’s legal entity that requested the services in the Service Provider’s local currency. The bill will cover all charges for services under this Schedule from Service Provider and, to the extent reasonably feasible, will be itemized among Service Receiver’s legal entities if identified by the Service Receiver when requesting the service. The invoice will contain the number of hours each Expert worked, a short paragraph describing the services and the US dollar amount per Expert.
The Experts shall track their time on either a time sheet or any other proper method such as the utilizing the time sheet attached hereto and Service Provider agrees that the time sheets will accompany the invoice that is sent to the Service Recipient for payment. In cases where the requested services are expected to take longer than 30 days to complete, the Service Provider will be allowed to invoice the Service Receiver once per month for all costs incurred to date.
NOTICE REQUIREMENTS
No notice of Termination is required under this Schedule and there shall be no make-whole fee under this Schedule.
Notices and bills to the Service Provider should be sent to:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker

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Notices and bills to the Service Receiver should be sent to:
Xylem Inc.
1133 Westchester Avenue
Suite 2000
White Plains, NY 10604
Attention: Tim Coogan
PRICING
In addition to the costs specifically set forth below, Service Receivers shall also pay all business travel expenses relating to the Services in accordance with Service Providers documented travel policies and any incremental out of pocket costs incurred by the Service Provider in order to provide the requested services that are invoiced by unaffiliated 3rd parties. Service Provider agrees to provide vendor invoices as backup to the Service Receiver when invoicing the Service Receiver under the terms of this TSA.
The hourly rates below include a 4.5% increase for inflation and the 2% profit margin and shall be applicable in 2011 and 2012. The rates shall increase by 4.5% in 2013. There shall be no make whole fee due under Section 11 of the Agreement upon early termination of this TSA.

Service	Hourly Rate*
Hourly Rate Administrative/Secretarial.	$50 per hour

Hourly Rate for a Non Executive	$100 per hour

Hourly Rate for an Executive	$150 per hour

*	Note: In cases where invoicing is done outside the United States, the above rates should be converted to local currency based on the exchange rate on the date the invoice is prepared.
The pricing for the services described in Annex A will be as set forth in Annex A unless no pricing is provided in which case if services are provided on an hourly basis the rates above will apply.

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Annex A
Annex A-1 Master Black Belt Training
Service Provider: ITT Corporation
Service Owner: Mary Gerstner, mary.gerstner@itt.com (914) 641-2002
Service Receiver: Xylem Inc.
Service Owner: Rod Smith, rod.smith@xyleminc.com (806) 252-4692
Service Receiver: Exelis Inc.
Service Owner: Vince Thomas, vince.thomas@exelisinc.com phone (702) 790-6351
The Service Provider will invoice the Service Receivers to equally share in out of pocket expenses incurred to deliver a joint Master Black Belt training class and subsequent Train the Trainer classes. Out of pocket expenses include but are not limited to Consultant expense, curriculum binders, CDs, books, meals, and various classroom supplies. All time, travel, and related expenses will be the responsibility of each company.
Master Black Belt training consists of 4 weeks. It will be led by one employee from each company and supplemented with consulting expertise as needed. The curriculum delivered will be the 2011 enhanced Master Black Belt content developed jointly with the University of Michigan. Certification will be the responsibility of each company.

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Annex A-2
Management Reporting (HFM/Planning) Post Separation Support Requirements
Following the separation of ITT into 3 companies, key management reporting resources will be required to provide post separation support and knowledge transfer between the NewCos. High level areas of support and knowledge transfer include:
•	Month-end close

•	Year-end close

•	New Year setup and rollforward

•	OpPlan, Forecast, and Budget

•	Metadata Management

•	Ledger Mapping

•	Break/Fix Support
Listed below are the key HFM and Planning resources whose post separation support will be required during the period 11/1/2011 through the 2012 March Close (approximately 4/20/2012).

			November			December			January			February			March			April
	Future
Resource	NewCo	Executive	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis
	ITTCo	No	n/a	48	48	n/a	48	24	n/a	48	24	n/a	36	12	n/a	36	12	n/a	12	12
	Xylem	No	48	n/a	48	24	n/a	24	24	n/a	24	12	n/a	12	12	n/a	12	12	n/a	12
	Exelis	No	48	48	n/a	24	24	n/a	24	24	n/a	12	12	n/a	12	12	n/a	12	12	n/a
	ITTCo	No	n/a	48	0	n/a	24	0	n/a	24	0	n/a	12	0	n/a	12	0	n/a	12	0
	ITTCo	Yes	n/a	48	48	n/a	24	24	n/a	24	24	n/a	12	12	n/a	12	12	n/a	12	12
	Xylem	No	48	n/a	48	24	n/a	24	24	n/a	24	12	n/a	12	12	n/a	12	12	n/a	12
Service Provider Owners and Service Receiver Owners are set forth under “Service Owner” above

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SCHEDULE AB17
MANUFACTURING SERVICES TSA
SCHEDULE FOR VADODARA INDIA
SERVICE OWNER
All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail
Service Provider Rabi Burman	General Manager, ITT Corporation India Pvt Ltd. Plot No 731A, GIDC Savli, Manjusar, Savli Road. Vadodara, Gujarat 391 770	+91 976 633 4443	Rabi.Burman@itt.com

Service Recipient Sam Yamdagni	President, Xylem Water Solutions India Pvt Ltd. Plot No 731B, GIDC Savli, Manjusar, Savli Road. Vadodara, Gujarat 391 770	+91 22 67843080	Sam.Yamdagni@xyleminc.com
PARTIES TO THE AGREEMENT
1.	Service Provider — ITT Corporation India Pvt. Ltd.

2.	Service Recipient — Xylem Water Solutions India Pvt. Ltd.
GENERAL SERVICE DESCRIPTION
1.	Manufacturing of Xylem products

2.	Finance & Accounting Services

3.	Accounts Payables Services
TERM AND OPTION
1.	Minimum Service Period — 2 months — Commencing on the Distribution Date. The Term can be extended through June 30, 2012 with the mutual consent of both parties.

2.	The Monthly Costs are set forth below under Pricing & Payment Terms. The Service Recipient and Service Provider agree that, except as set forth in this Manufacturing Services TSA Schedule for Vadodara India (“this TSA”) no additional 2%, 10% or 4.5% increase in such pricing should be applied as set forth in Section 2 of the Agreement.

3.	Service Recipient shall have the option to terminate this Agreement at any time, with no additional make-whole fee as required in Section 11(b) of the Agreement, after the 1st 3 months with 1 month advance written notice to the Service Provider.

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SERVICES TO BE PROVIDED
1.	Manufacturing of Xylem products
a.	Provide order acknowledgement to Xylem India for the orders placed

b.	Manufacture Xylem products based on orders placed by Xylem India and supervised by Xylem India employees seconded to ITT

c.	Use Xylem assets and processes currently employed in Baroda and manufacture products per SOPs

d.	Manage the factory employees seconded to ITT by Xylem

e.	Place orders to suppliers on a timely manner and manage inventories in order to properly supply & fulfill customer orders

f.	Ship finished goods directly to Xylem customers as requested in the purchase order

g.	Maintain records of purchase cost based on latest purchase price as per BOM, stores and spares and packing material purchased for products manufactured by Xylem Water Solutions India Private Limited

h.	Invoice Xylem for the manufacturing services on a monthly basis
2.	Finance and accounting services
a.	Maintain general ledger and chart of accounts

b.	Reconcile balance sheet accounts at a minimum of once per quarter with respect to accounts payable, inventory, loans and advances, current liabilities and fixed assets

c.	Prepare and file all required statutory reports with the appropriate governmental authorities on a timely basis

d.	Fixed Asset accounting and reconciliation of Fixed Assets register to GL

e.	Respond to special requests from service recipients legal advisors

f.	Respond to Service Recipient’s ad hoc requests for financial data in a timely manner within reason

g.	Respond to Service Recipient’s ad hoc requests for financial data with respect to Service Recipient’s business in a timely manner within reason

h.	Provide auditable information with respect to Debit notes raised on Service Recipient
3.	Accounts Payable Services
a.	Process vendor invoices for payment as per payment terms approved by the Service Recipient. Any advance payment exceeding INR 200K shall require to be funded by Service Recipient

b.	Perform 3 way match in Accounts payable system

c.	Review invoice approvals

d.	Maintain PO balance when partial shipments

e.	Maintain firm control over purchase orders (Note: all other purchasing department activities to be performed by the Service Recipient)
4.	Administrative Services
a.	Security

b.	Nurse Station

c.	Horticulture

d.	Water

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e.	Electricity

f.	Housekeeping

g.	Pantry

h.	Telephone

i.	DG Set
LOCATIONS
IP facility located at the following address;
Plot No 731A, GIDC Savli, Manjusar, Savli Road.
Vadodara, Gujarat 391 770, India

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PREREQUISITES/DEPENDENCIES
1.	After the termination of this agreement, it may be necessary from time to time for the Service Provider, on behalf of the Service Recipient, to respond to inquiries made by government authorities about Service Recipient’s financial statements and tax filings, including providing support for audits. In this event, the Service Provider will contact the Service Recipient and agree on an appropriate course of action and response. To the extent that Service Provider’s resources are to be used to respond to the inquiries, the Service Provider will be entitled to invoice the Service Recipient at the following rates per hour provided if assistance is needed under this section after 2012, the parties will renegotiate such rates in good faith;
a.	Clerical — US Cost plus 2% - 10%

b.	Professional — US Cost plus 2% - 10%

c.	Management — US Cost plus 2% - 10%
2.	At the termination of this agreement, the Service Recipient will provide the necessary support at its own expense to transfer data to its own systems. The Service Provider will agree to provide training to the Service Recipient’s employees on the Service Provider’s premises or via conference call / web ex prior to the termination of the agreement. The Service Provider will not be required to send any of its employees to any other Service Recipient location.

3.	In the event of 3rd party claims against the Service Recipient which are unrelated to this agreement, the Service Recipient agrees to indemnify the Service Provider for any costs that the Service Provider may incur in the event that the 3rd party elects to also claim damages against the Service Provider because of their relationship with the Service Recipient. The Service Recipient also agrees to defend the Service Provider at its sole cost to the extent permitted to do so under Indian Law.

4.	All inventories and open purchase orders made on behalf of Service Recipient therein will be transferred to Service Recipient at the actual cost on completion of this TSA.

5.	The Service Recipient shall accept all invoices pertaining to the manufacturing activities of the Service Recipient during the TSA period even if the same are paid after the TSA period.
TAX STATUS
1.	Service Provider — Payments received under the terms of this agreement will be considered taxable income in India

2.	Service Recipient — Payments made under the terms of this agreement will be tax deductible in India

3.	Service Provider takes credit of service tax paid on employee secondment

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BILLING LOCATION
NOTICES
All correspondence with respect to this agreement should be sent to the Service Owners listed above with copies to the following;
1.	Service Provider — Joanne Scalard
1133 Westchester Ave, Suite 2000
White Plains, NY 10605
2.	Service Recipient — Dan Kelly
1133 Westchester Avenue, Suite 3000
White Plains, NY 10605
NOTICE REQUIREMENTS

Prior Notice Requirement to
No.	Third Party Provider	Terminate Service
	None required	See Term and Option above

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PRICING & PAYMENT TERMS
1.	The monthly charges for contract manufacturing services provided under this TSA will be INR Cost plus 2% - 10% to the actual costs incurred.
a.	Service Recipient has an option to extend the TSA for another 3 months at the same monthly rate

b.	Service provider calculates all variable costs monthly — direct material and other costs (PPV, packaging, stores & spares, freight, customs, related to the manufacturing activity) and invoices the Service Recipient.

c.	Service Provider, to the extent possible, will use the inventories and other material available to it and which are a part of the Transferred Physical Assets to execute the purchase orders placed by the Service Recipient.

d.	Service Recipient will charge as service fee 5% of the cost of Direct Labor and Indirect Labor being supplied (seconded) to the Service Provider.
2.	The monthly charges described above will be adjusted as follows:
a.	Service Provider and Service Recipient agree that the Line Items (defined later) pertaining to the Water Business (as that term is defined in the Slump Sale Agreement executed by and between the Service Provider and the Service Recipient on even date) of the Seller on 1 October 2011 are: (i) Accounts Receivable: INR [•]; (ii) Accounts Payable: INR [•]; and (iii) Inventories: INR [•];

b.	Service Provider and Service Recipient estimate that the Line Items pertaining to the Water Business (as that term is defined in the Slump Sale Agreement executed by and between the Service Provider and the Service Recipient on even date) of the Seller on 30 October 2011 (Estimated Accounts) will be: (i) Accounts Receivable: INR [•]; (ii) Accounts Payable: INR [•]; and (iii) Inventories: INR [•];

c.	Service Provider and Service Recipient will: (i) calculate the Line Items pertaining to the Water Business (as that term is defined in the Slump Sale Agreement executed by and between the Service Provider and the Service Recipient on even date) of the Seller on 30 October 2011 (Completion Accounts); (ii) if the value of the Line Items in the Completion Accounts Differ is greater than the value of the Line Items set out in the Estimated Accounts, Service Receiver will pay Service Provider the difference together with the monthly charges for October 2011 as calculated at 1 above; and (iii) if the value of the Line Items in the Completion Accounts is lesser than the value of the Line Items set out in the Estimated Accounts, Service Recipient will deduct that difference from the monthly charges payable for October 2011 as calculated at 1 above difference
For this purpose Line Items means the value of Accounts Payable, Accounts Receivable, and Inventories of the Water Business of the Seller as set out in the unaudited [management] accounts on each relevant date.

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3.	All Invoices are payable in Indian Rupees (INR).

4.	Invoices will be prepared monthly and mailed to the service recipient via email or regular mail.

5.	Service Provider to attach additional backup of all variable costs (direct materials, attached to these invoices).

6.	The 1st invoice will be dated on the last day of the financial closing in November

7.	Invoice payment terms are net 30 days from invoice date.

8.	Subsequent invoices will follow every 30 days

7

SCHEDULE AB18
SERVICES TSA ANNEX FOR
AXMINSTER
SERVICE OWNER
All service matters and general inquiries regarding this service should be directed to: John Veness

Name	Title	Phone	e-mail
Service Provider John Veness	General Manager	+44(0) 1297 630247	John.Veness@itt.com

Service Recipient Duncan Lewis	General Manager	+44 1297 630209	Duncan.Lewis@itt.com
PARTIES TO THE AGREEMENT
1.	Service Provider: ITT Industries Ltd.

2.	Service Recipient: Lowara UK Ltd.
GENERAL SERVICE DESCRIPTION
1.	Operations Services

2.	Import/Export Services

3.	INTRASTAT Compliance Services
TERM AND OPTION
1.	24 months — Commencing on the date of the separation into 3 companies

2.	The 24 month Term shall not be extended. Service Recipient will have the option to terminate this agreement at any time after the 1st 12 months with 6 months advance written notice to the Service Provider.
SERVICES TO BE PROVIDED
1.	Operations Services
a.	Lowara may need the services of ITT’s personnel for assistance with operations reporting.

b.	Lowara may need the services of ITT’s personnel for assistance with operational processes including quality control.
2.	Import/Export Services

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a.	Lowara may require the assistance of ITT personnel in the matters of export and import processes.

b.	Lowara may require the assistance of ITT personnel in the matters of export and import regulatory compliance.
3.	INTRASTAT Services
a.	Lowara may require the assistance of ITT personnel for collecting information for INTRASTAT.

b.	Lowara may require the assistance of ITT personnel for reporting information to the governmental authorities for INTRASTAT.

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LOCATIONS
1.	Lowara facility located at the following address:
Lowara UK Ltd.
Millwey Rise Industrial Estate
Axminster EX13 5HU, United Kingdom
PREREQUISITES/DEPENDENCIES
1.	Real Estate Sublease is in effect.

2.	Service Recipient will follow all of Service Provider’s Environmental, Safety, & Health (ES&H) policies and procedures while using the pump testing facilities. Service Provider will provide its ES&H written policies to Service Recipient at the outset of this agreement and agrees to provide overview training prior to the Service Recipient’s use of the pump testing facilities.

3.	Service Recipient’s customers will be granted access to the test facility along with Service Recipient’s representatives for a customer witnessed pump test.

4.	Service recipient is precluded from hiring Service Provider’s employees that may provide these services under this agreement for the duration of this agreement plus an additional 1 year after the agreement is terminated.

5.	In the event of 3rd party claims against Service Recipient which are unrelated to this agreement, the Service Recipient agrees to indemnify the Service Provider for any costs that the Service Provider may incur in the event that the 3rd party elects to also claim damages against the Service Provider because of their relationship with the Service Recipient. The Service Recipient also agrees to defend the Service Provider at is sole cost the extent permitted to do so under United Kingdom law.
TAX STATUS
1.	Service Provider — Payments received under the terms of this agreement will be considered taxable income in the United Kingdom

2.	Service Recipient — Payments made under the terms of this agreement will be tax deductible in the United Kingdom

3.	VAT of the current rate % of the invoice amount will be charged by the service provider to the service recipient
BILLING LOCATION
Lowara UK Ltd. Millwey Rise Industrial Estate Axminster EX13 5HU, United Kingdom

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SERVICE LEVEL
1.	Service Provider agrees to use reasonable care and diligence in the fulfillment of all services described above. Service Provider also agrees that it will promptly carry out services based on reasonable business practices and judgment.
NOTICES
All correspondence with respect to this agreement should be sent to the Service Owners listed above.
NOTICE REQUIREMENTS

Prior Notice Requirement to
No.	Third Party Provider	Terminate Service
N/A	None required	See Term and Option above
PRICING & PAYMENT TERMS
1.	The hourly fixed charge for Operations services, Import/Export services, and INTERSTAT Compliance services will be Cost plus 2% - 10% per hour for the term of this agreement — Payable in British Pounds.

2.	The fixed hourly rate of Cost plus 2% - 10% per hour shall be the minimum charge. Partial hour charges will be rounded up to include the entire hour. For example, a service provided in 2 hours and 20 minutes will be charged at 3 hours or Cost plus 2% - 10%.

3.	Invoices will be prepared monthly and mailed to the service provider via email. Invoices shall include the date services were provided, the name(s) of the person(s) who provided the service, and the number of hours spent providing the service.

4.	There will be no additional backup attached to these invoices.

5.	Invoice payment terms are net 30 days from invoice date.

6.	During the term of this TSA Schedule, no additional 2%, 10% or 4.5% increase in the pricing as set forth above should be applied pursuant to Section 2(a)(i) of the Agreement.

4

SCHEDULE AB19
TESTING SERVICES TSA SCHEDULE
FOR INDIA
SERVICE OWNER
All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail
Service Provider Rabi Burman	General Manager, ITT Corporation India Pvt Ltd. Plot No 731A, GIDC Savli, Manjusar, Savli Road. Vadodara, Gujarat 391 770	+91 976 633 4443	Rabi.Burman@itt.com

Service Recipient Tangellapalli Venugopalakrishna	Controller, Xylem Water Solutions India Pvt Ltd. Plot No 731B, GIDC Savli, Manjusar, Savli Road. Vadodara, Gujarat 391 770	+91 22 67843080	Tangellapalli.Venugopalakrishna@xyleminc.com
PARTIES TO THE AGREEMENT
1.	Service Provider — ITT Corporation India Pvt. Ltd.

2.	Service Recipient — Xylem Water Solutions India Pvt. Ltd.
GENERAL SERVICE DESCRIPTION
1.	Testing services for Xylem products using IP test bed infrastructure in the Baroda plant
TERM AND OPTION
1.	Maximum Service Period — 23 months — Commencing on the Date of physical separation of Service Provider and Service Recipient. TSA starts when Xylem manufacturing operations move in to the new Service Recipient plant. Minimum service: As needed by Xylem India.

2.	The Hourly Costs are set forth below under Pricing & Payment Terms.

3.	Service Recipient will have the option to terminate this agreement at any time, with no additional make-whole fee as required by Section 11(b) of the Agreement, after the 1st 12 months with 1 month advance written notice to the Service Provider

4.	This agreement cannot be extended beyond the maximum service period of 24 months after the Distribution date of Oct 31, 2011.

1

SERVICES TO BE PROVIDED
1.	Testing of Xylem products
a.	Service Provider provides Service Recipient full access to the test bed and infrastructure to fully test pumps and other related products

b.	Service Provider also provides tools, equipment and personnel to fully validate a product

c.	Service Provider also fully tests the products per instructions from Service Recipient or its customers or its agents

d.	Service Provider provides full report(s) on the results of the test and performance of the products

e.	Service Provider personnel will take control of the products at the loading dock and transfer the products to the test bed, install them on the test bed, fully test the products, remove the products and package them and return as required by Service Recipient

f.	Service Recipient or its agents or its customers will have access to the products while they are being prepared for testing, while products are being tested and while the products are being processed for return to Xylem

g.	Service Recipient or its agents or its customers will have access to the control room in order to witness the test.

h.	Only Service Provider personnel are allowed to run the test and operate all tools, machinery and controls related to the testing of these products
2.	For any possible later delivery, the Service Provider shall notify Xylem in advance and both parties shall agree on an Extended Schedule for such delivery. If the delivery is still not made according to the Extended Schedule, the Service Provider shall pay $50/day as late delivery penalty, but not exceed the total test value.

2

LOCATIONS
1.	IP facility located at the following address;
Plot No 731A, GIDC Savli, Manjusar, Savli Road.
Vadodara, Gujarat 391 770, India
PREREQUISITES/DEPENDENCIES
1.	After the termination of this agreement, it may be necessary from time to time for the Service Provider, on behalf of the Service Recipient, to respond to inquiries made by customers or government authorities about Service Recipient’s financial statements and tax filings, including providing support for audits. In this event, the Service Provider will contact the Service Recipient and agree on an appropriate course of action and response. To the extent that Service Provider’s resources are to be used to respond to the inquiries, after the TSA ends, the Service Provider will be entitled to invoice the Service Recipient at the following rates per hour provided if assistance is needed under this section after 2012, the parties will renegotiate such rates in good faith;
a.	Clerical — US Cost plus 2% - 10%

b.	Professional — US Cost plus 2% - 10%

c.	Management — US Cost plus 2% - 10%
2.	At the termination of this agreement, the Service Recipient will provide the necessary support at its own expense to transfer data to its own systems. The Service Provider will agree to provide training to the Service Recipient’s employees on the Service Provider’s premises or via conference call / web ex prior to the termination of the agreement. The Service Provider will not be required to send any of its employees to any other Service Recipient location.

3.	In the event of 3rd party claims against the Service Recipient which are unrelated to this agreement, the Service Recipient agrees to indemnify the Service Provider for any costs that the Service Provider may incur in the event that the 3rd party elects to also claim damages against the Service Provider because of their relationship with the Service Recipient. The Service Recipient also agrees to defend the Service Provider at its sole cost to the extent permitted to do so under Indian Law.
TAX STATUS
1.	Service Provider — Payments received under the terms of this agreement will be considered taxable income in India

2.	Service Recipient — Payments made under the terms of this agreement will be tax deductible in India

3

BILLING LOCATION
NOTICES
All correspondence with respect to this agreement should be sent to the Service Owners listed above with copies to the following;
1.	Service Provider — Joanne Scalard
1133 Westchester Ave, Suite 3000
White Plains, NY 10605
2.	Service Recipient — Dan Kelly
1133 Westchester Avenue, Suite 2000
White Plains, NY 10605
NOTICE REQUIREMENTS

Prior Notice Requirement to
No.	Third Party Provider	Terminate Service
	None required	See Term and Option above

4

PRICING & PAYMENT TERMS
1.	The hourly fixed charge for testing services provided under this TSA will be INR Cost plus 2% - 10%.
a.	Year 1 (2011) handling charges: 2%

b.	Year 2 (2012) handling charges: 5%

c.	Year 3 (2013) handling charges: 10%
2.	See attached spreadsheet for estimation of hours per pump model and types of tests required.

3.	The agreed lead time for testing will need to be mutually agreed between both parties prior to acceptance of the Purchase Orders placed by Xylem India

4.	All Invoices are payable in Indian Rupees (INR).

5.	Invoices will be prepared monthly and mailed to the service recipient via email or regular mail.

6.	The 1st invoice will be dated on the last day of the financial closing in December 2011

7.	Invoice payment terms are net 30 days from invoice date.

8.	Subsequent invoices will follow every 30 days as long as there is activity. If Service Recipient doesn’t use any testing services in any given month, Service Provider doesn’t have to provide an invoice.
Xylem India — Baroda Testing Requirements

	IP Test Bed				XylemProduction Line Testing
	Performance Test for 1 hour	Set-up &		NPSH Test	Blue Tank	Impeller		Electical panel
Product	per testing standards	Removal	Test	(optional)	Test Bed	Balancing	Hydro Test	logic test

	Sampling method(eg 1 in 10) as decided by QA or Customer Request	1	45M	30M / Point	NA	100%	100%
	Sampling method(eg 1 in 10) as decided by QA or Customer Request	2 hours total	1H	N/A	NA	1	100%	NA
	Sampling method(eg 1 in 10) as decided by QA or Customer Request	1	45M	30M / Point	NA	100%	100%	NA
	Sampling method(eg 1 in 10) as decided by QA or Customer Request	2 hours total	1H	N/A	NA	NA	100%	NA
	As required by Xylem (# of hours to be listed in the PO)	2 hours total	per PO	per PO	NA	NA	NA	NA

	NA	NA		NA	Sampling	NA	100%	NA
	NA	NA		NA	Sampling	NA	100%	NA
	NA	NA		NA	NA	NA	100%	NA
	NA	NA		NA	NA	NA	100%	NA
	NA	NA		NA	NA	NA	NA	100
	NA	NA		NA	NA	NA	NA	NA
	NA	NA		NA	NA	NA	100%	100%
	NA	NA		NA	NA	NA	100%	100%
	NA	NA		NA	NA	NA	100%	100%
	NA	NA		NA	NA	NA	100%	100%

Comments (General)
1. Standard test setups (e.g. basic couplings)
2. No advanced testing (vibration, temperature, run-time, etc...)
3. Assummes no problems that require tear-down and retest
4. Assumes no special test-setup (e.g. seal pots, etc...)		2.00		1
5. Special testing / teardown and rebuild / etc...billed at shop (TSA) rate

5

Schedule AC1
ACCOUNTS PAYABLE, SUPPLIER
PAYMENT AND SALES & USE TAX
SERVICES
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, expect where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this service should be directed to:

Name	Title	Phone	e-mail

Kim Acker ITT Corporation	ITT Shared Service Working Capital Manager	(315) 568-7258	kim.acker@itt.com

Elizabeth Webster Exelis Inc.	Senior Business Analyst	(315) 568-7850	elizabeth.webster@exelisinc.com
GENERAL SERVICE DESCRIPTION
Service Provider will perform Accounts Payable, Supplier Payment and Sales and Use Tax Services for Service Receiver.
Service Receiver and its Subsidiaries will utilize the Service Provider’s resources based on the functionality, processes, input and output screens and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution Date.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, the Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

1

Minimum
			BAU	Service
	Service		Transaction	Period	Service
Service #	Name	Description of Service	Volume	(in mo.)	Charge
Provide Accounts Payable, Supplier Payment and Sales and Use Tax Services:

Sales and Use Tax Services — The Service Provider will provide:

•     The Service Provider based on Sales and Use tax data received in a predefined form from the Service Receiver’s Business Units, will prepare the Sales and Use Tax Returns. A list of all valid Service Receiver Business Units is found in Attachment A.
720 Returns per Year

•     The Service Provider will file all required Sales and Use Tax Returns together with payments that are required. The Service Provider will send copies of the Returns to the appropriate Service Receiver Business Units.
			720 Returns per Year		Cost plus 2% - 10% per month for services and

		• The Service Provider, on receipt of phone calls and emails, will respond to routine inquiries and correspondence from the various jurisdictions.			Cost plus 2% - 10%* per month for Vendor Cost

•    Taxware Configuration Support — The Service Provider on receiving Jurisdiction Change information from the Service Receiver will configure jurisdictional tax obligations. The Service Provider on receipt of a request from the Service Receiver will provide Use Tax information (via the ZUSE_TAX report) to the Service Receiver.

SS-AP-SP -01	Accounts Payable and Supplier Payment Processing Services	• Value Added Tax (VAT) Recovery Support — The Service Provider will review vendor invoices for VAT charges, and submit VAT included invoices to 3rd party (Meridian) for submission to VAT Taxing Authorities. Upon receipt of a VAT refund check from the Service Receiver’s 3rd party (Meridian), Service Provider will provide the funds to the Service Receiver’s Business Unit.		18	(*Includes 4.5% inflation for 2012 and 2013. Vendor Cost Charges cease after 18 months)

Accounts Payable and Supplier Payment Vendor Master Data Maintenance:

•    The Service Provider on receiving Service Receiver approved remit-to vendor set-ups and update requests submitted via the vendor portal, will utilize address standardization and duplicate checking to review and approve or reject the vendor request. If approved, the add/changed Vendor information will be updated in the vendor master within 1 hour between the hours of 8:00am and 5:00pm EST.

• The Service Provider on receiving a Credit Reference Request form, will forward the request to the Service Provider’s Banking partner (Citibank) where they process the request.

• The Service Provider after receiving electronic banking details from the Service Receiver or their Vendor, adds all Banking Details. The Service Provider requires complete (per banking requirement

2

Minimum
Service
	Service		BAU Transaction	Period	Service
Service #	Name	Description of Service	Volume	(in mo.)	Charge
instructions) electronic banking details be sent to the Vendor Administrator, and will be processed within 48 hours.

•    The Service Provider reserves the right to be the sole owner and administrator of Master Programs, Tables, Data, and Application Security and Access controls will as necessary get joint approval from all Service Receivers for those proposed changes that will impact another Service Receiver.

In addition, the Provider will provide the following services: Complete SAP Month End jobs and reports to support postings.

Accounts Payable and Supplier Payment Document Management and Processing:

		• The Service Provider will pick up mail from the Service Receiver’s Seneca Falls Post Office Box.	159,878 Documents per Year

•      The Service Provider on receiving incoming documents (e.g., mail, fax, non-Service Receiver email) from the Service Receiver or Service Receiver’s Suppliers, are opened, reviewed, and scanned into SAP within 1 business day, and are indexed within 2 business days. Priority documents are indexed within 1 business day. The Service Provider’s Document Processing and Help Desk Teams determine priority. Upon completion of indexing, the documents route to either the Check Request portal for further input by the Service Receiver or on to Document Processing for matching by the Service Provider.

•    Non-compliant workflow handling — Accounts Payable document received by the Service Provider, which does not contain sufficient information to be indexed, is routed to the Service Receiver for Non-Compliant Workflow review. The Service Receiver must provide direction to the Service Provider prior to any additional processing.

•     Duplicate Checking — The Service Provider for each Accounts Payable document received compares it to previously received and processed documents to ensure no duplicate invoices are processed, and will delete duplicate as necessary.

• The Service Provider will store all Service Receiver’s Invoices and attachment information onsite and off-site with an external document storage vendor (Iron Mountain).

Accounts Payable and Supplier Payment Document Processing:

		• The Service Provider will for all Purchase Order related invoices either 2 or 3 way match them. Any	241,547 Documents

3

Minimum
Service
	Service		BAU Transaction	Period	Service
Service #	Name	Description of Service	Volume	(in mo.)	Charge
		documents found by the Service Provider having exceptions or needing approvals, are parked for review by the Service Receiver, all matched documents are posted.	per Year

•    The Service Provider receives electronic documents via interface from the Service Receiver or an internal business group within Provider. Documents are received and posted automatically unless an exception exists. A combination of one or more of these components: PO, tax review, and an Accounts Payable document can be received from the Service Receiver or an internal business group within Provider. The Service Provider will retain all hard copy invoices for DCAA audit requirements.
84,587 Documents per Year

•    For Service Receiver’s Business Units that cannot support foreign currency payments through Receiver’s Purchase Order systems, the Service Provider requires additional processing prior to payment. Invoices received in a currency other than USD and CAD require an update to the Purchase Order prior to invoice posting. The Service Provider will provide the Service Receiver the converted USD or CAD value, so that the Purchase Order can be updated to match the provided amount.

• The Service Provider determining any Accounts Payable document that does not pass the 2 or 3 way match or requires approval, must be parked for review by the Service Receiver.

• The Service Provider on receiving returned ‘parked’ documents from the Service Receiver, will:
• Process the returned corrective actions for each ‘parked’ document, specified by the Service Receiver. The Service Receiver must review each ‘parked’ document.

•    Review the directions provided by the Service Receiver and either post, delete, delete and recreate, or re-park the document based on the comments provided by the Service Receiver and the ability to match the document

• No item in the processing queue should remain in the queue greater than 5 business days. On a daily basis the processing team will also work priorities based on status and due date.

•    The Service Provider will review upon receipt of a One-Time Vendor check request submitted via the check request portal from the Service Receiver, will be reviewed by the Service Provider, and sent to the Service Receiver’s approver regardless of approval limit.

•    The Service Provider on receiving Stop Payment and Void notifications from the Service Receiver’s bank, will process Stop payments and voids within SAP (in conjunction with Treasury processing with the bank) and Invoice reversals when necessary.
521 Requests per Year

4

Minimum
Service
	Service		BAU Transaction	Period	Service
Service #	Name	Description of Service	Volume	(in mo.)	Charge
		Accounts Payable and Supplier Payment Vendor Payment Processing:	1,368 Payment Runs per Year

•    The Service Provider will execute Payment runs on Mondays, Wednesdays, and Fridays (excluding USA and Canadian holidays) at 8:00am EST, for those invoices, which have reached to their Due Dates, and transmit Payment file to the Service Receiver’s Bank.

• The Service Provider will review any exceptions from the payment process, and will update the system accordingly.

• The Service Provider on receipt of a Vendor Refund request from the Service Receiver, or a returned payment from the Post Office, will process them appropriately

•    The Service Provider on receipt of an Emergency request, will provide to the Service Receiver Emergency payment services. These services are processed from Seneca Falls, between 1:00pm and 2:00pm EST daily excluding USA/Canadian Holidays. All overnight instructions are to be provided in advance. This service should be reserved for true emergencies only based on the urgency of the transaction (shut-offs which severely impact business operations) subject to approval by Service Provider. Emergency Check requests received by the Service Provider after 2:00pm EST are subject to additional charges.

• The Service Provider will process Intercompany Payments twice each month.

Accounts Payable and Supplier Payment Help Desk Processing — The Service Provider will provide Help Desk services to the Service Receiver:

•   The Service Provider will receive inquiries via Issuetrak from the Service Receiver or their Vendors are received and recorded centrally. The Service Provider will create Tickets, assign priority and will be resolved by the Service Provider Help Desk staff or appropriate resources.
4,376 Internal User Inquiries per Year
• The Service Provider will receive approved User ID requests through Issuetrak from the Service Receiver, and will update the appropriate user access information necessary to provide user access.

•   The Service Provider will provide access to applications through user request form(s) submitted by Service Receiver via Service Provider P2P Help Desk tickets for authorized service receiver users. Service Provider will maintain and reset SAP user passwords and application security through Provider P2P Help Desk requests. Service Provider will monitor and restrict unauthorized access to source code and data. User add/update/delete requests will be completed within three (3) business days of receipt of complete, approved form.
176 Requests (Adds, Deletes, and Updates) per Year
• Tickets are assigned a priority of High, Medium and

5

Minimum
Service
	Service		BAU Transaction	Period	Service
Service #	Name	Description of Service	Volume	(in mo.)	Charge

Urgent. High tickets are resolved within 1 business day, and Medium tickets are resolved within 2 business Days. Urgent priority tickets are responded to within 1 hour, during normal Service Provider business day. Tickets classified as User set-ups and others are completed within 3 days. The Service Provider will receive approved User ID requests through Issuetrak from the Service Receiver and will update the appropriate user.

Accounts Payable and Supplier Payment Reporting and Processing:

		• Daily Reporting — The Service Provider will continue to provide any daily reports currently provided to the Service Receiver automatically through email or SAP inbox.	11 Postings per Business Unit per Month (month-end processing)

•    Month-End Processing — All transactions posted throughout the month are accounted for at month end and updates sent to the Service Receiver’s Business Units for posting on their ledger. Reports are sent to Service receiver via an email or SAP inbox.

• Year-End Processing — All parked documents as of 12/31 are completed and recreated in the new fiscal year via an electronic message.

•    1099’s — Service Provider will consolidate all transactions posted against vendors labeled as 1099 vendors throughout the year for 1099 issuance and filing. Service Receiver must continue to provide any non SAP 1099 data to the Service Provider and review and obtain W-9 for all One Time Vendor requests for 1099 compliance.

Accounts Payable and Supplier Payment Audit Support:

•    The Service Provider will continue to provide existing reporting, invoice copies, and payment information (in conjunction with Treasury) upon audit request. Service Receiver will be responsible for transactions for which Service Provider systems are not the system of record.

Provide application support services for P2P Delivery Environment, which consists of SAP, Vendor Portal, Taxware, OpenText, and Interface Infrastructure MQ and XI (MQ support is only on Provider’s MQ):
SS-AP-SP -02	P2P Delivery Environment Application Support Services
•    P2P Delivery Environment Support & Maintenance — Service Provider will monitor incident resolution requests; and recommend and implement incident resolution. Service Provider will identify and communicate breaks in application, develop solution to address break, and implement fixes to resolve
534 SAP Users 241,547 Invoice Postings per Year

6

Minimum
Service
	Service		BAU Transaction	Period	Service
Service #	Name	Description of Service	Volume	(in mo.)	Charge
		break. Service Provide reserves the right to charge time and material for a Service Receiver initiated break which requires greater than 8 hours to resolve. Service Provider will maintain production batch schedule, assess impact of failed batch jobs, and adjust schedule to account for batch job failures and delays. Service Provider will execute web server and application server configuration changes; and monitor and maintain application administration. Service Provider will provide SAP Basis support, development support for the P2P Delivery Environment, and configuration management in support of business as usual activities (excludes enhancement requests by Service Receiver). Requests for support and maintenance will be submitted and tracked via Service Provider Help Desk ticket. Service Provider will publish scheduled down time which will allow for normal maintenance of the P2P environment including operating system upgrades; database maintenance, and other tasks required in order to keep environment running efficiently. Ad-Hoc down time will be communicated to Service Receiver with 3 business days advance notice where possible.	44,022 New Purchase Orders Created per Year

•   P2P Delivery Environment Testing Support - Support of Receiver requested testing cycles are included in services during the TSA with the following exceptions to be treated as supplemental services and charged via Time and Materials Based on Additional Pricing Section:

• Testing requiring a client refresh more than twice a year.

• Test requiring run and verification of a full month-end close where Provider and Receiver are not in consensus that the change has an impact to month-end close.

7

Service Volumes Greater or Less Than Observed Pre-Distribution Date
Service Provider will deliver the same volume of Services as delivered in the 12 months prior to the Distribution Date, plus or minus 3% (such activity, including any such 3% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities on a time and materials basis with respect to the one-time set-up fees. The table below will then apply following the completion of the one-time set-up activities.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service
Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the other Service Recipients.

8

Exit Services
The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:
SS-AP-SP -03	Accounts Payable and Supplier Payment & P2P Delivery Environment Migration
•    Support of data extraction requests from the Service Receiver

•     Providing Subject Matter Expertise in helping the Service Receiver understand current state business processes, and current state functional data mapping
Time and Materials Based on Additional Pricing Section

Service Provider will provide the following knowledge transfer services:
SS-AP-SP -04	Accounts Payable and Supplier Payment & P2P Delivery Environment Knowledge Transfer
•    Existing non-sensitive documentation maintained by the Service Provider will be given to the Service Receiver as it relates to Accounts Payable and Supplier Payment; Sales and Use Tax; and P2P Delivery Environment services
Time and Materials Based on Additional Pricing Section
Supplemental Services
For requests for supplemental services relating to Accounts Payable and Supplier Payment Processing by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request attached as Annex A for consideration by Service Provider.
Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12 noon Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver. Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

9

LOCATIONS
Services are initially provided from Seneca Falls, USA to other USA and Canada locations.
PREREQUISITES/DEPENDENCIES
•	If Service Receiver or their Supplier(s) provides inaccurate information to Service Provider it will be the responsibility of the Service Receiver to rectify any problems and bear extraordinary cost and external fees incurred to rectify the issue.

•	The Service Receiver, will strive to see that all invoices sent by their Suppliers are sent directly to Seneca Falls and must reference a valid Purchase Order number (where applicable), in order for the Service Provider to meet existing Service Levels.

•	Any external fees associated with late returns due to the Service Receiver missing these requirements (3 bullets below) is the responsibility of the Service Receiver

•	The Service Receiver will furnish to the Service Provider relevant and accurate Sales and Use tax data by the end of the second week after each month end closing or the 10th of the month, whichever comes first.

•	The Service Receiver will be responsible to register with appropriate Taxing Authorities for any new locations (Business Units). The Service Receiver will ensure that the applicable tax registration information will be provided to the Service Provider in a timely fashion.

•	The Service Receiver will be responsible for updating and maintaining any changes with existing registrations with Taxing Authorities. Notification of changes will be provided to the Service Provider, if applicable.

•	The Service Receiver is required to ensure accuracy of the vendor master records used in the transactions including: address, and terms from the vendor master or Purchase Order. The Service Provider is responsible for vendor remit to maintenance and accuracy.

•	The Service Receiver is responsible for the cost and outstanding liabilities of any additional Service Receiver location, not found in Attachment A, prior to the Service Provider providing services.

•	Service Receiver will maintain the interfaces documented in Attachment B.

•	Service Receiver must have one of following the ERP systems active and maintained along with associated interfaces for the duration this agreement is in effect: Order Management System (OMS) and Infinium.

10

•	Service Receiver must have MQ Series active and maintained for the duration this agreement is in effect.

•	Service Receiver will support testing as required for changes implemented by Service Provider for BAU enhancements or where mandated by any 3rd party vendor support, e.g. SAP. Where enhancements require extensive testing by the Service Receiver, Service Provider will get approval from Service Receiver.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.
NOTICE REQUIREMENT
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com
If to the Service Receiver:
Exelis Inc.
1650 Tysons Boulevard
Suite 1700
McLean, VA 22102
Attention: Joe Daniel
Joe.daniel@exelisinc.com

11

SERVICE LEVEL
Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.
The P2P Delivery Environment scheduled downtime will be Mondays and Tuesdays from 10:00 PM to 3:30 AM ET and Sundays from 1:00 AM to 8:00 AM ET.
Service Provider P2P Help Desk support is available 8:00 AM — 5:00 PM ET Monday through Friday except for holidays. Items are assessed for priority within one (1) hour of receipt. Barring circumstances outside of Service Provider’s control, urgent priority items are addressed within one (1) hour. High priority items will be responded to within one (1) business day and medium priority within two (2) business days. Priority is assessed by the helpdesk staff with direction from Service Receiver.
In the event incidents cannot be resolved, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.
ADDITIONAL PRICING
Hourly Rate for Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources be required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.
Additional Pricing Rates (All in USD)

Location	Low	Medium	High
USA	$75	$100	$125
Greece	$35	$46	$58
Mexico	$19	$25	$31
Sweden	$75	$100	$125

12

Attachment A
The Service Provider will perform services on behalf of the Service Receiver, to the following Service Receiver Business Units:

Pre-day 1
Company Codes	Company name	City
1005		Fort Wayne

1010		Clifton

1018		Seneca Falls

1160		Reston

1165		Van Nuys

1170		McLean

1180		Roanoke

1185		Rochester

1186		Rochester

1190		Colorado Springs

1191		Colorado Springs

1195		Colorado Springs

1198		Colorado Springs

1199		Colorado Springs

1200		Charleston
     NOTES:
1)	All times noted are U.S. Eastern Time Zone

2)	Hours quoted are business hours (i.e. Monday — Friday excluding local Holidays) only, excludes Saturday and Sunday

3)	A “business day” equals 24 hours

13

ATTACHMENT B

Interface Name	Business Purpose	Source	Destination	Frequency
Vendor	Central Vendor Master Maintenance	Service Provider	Service Receiver	Real-time

Purchase Order	Purchase Order add, change, delete	Service Receiver	Service Provider	Real-time

Receipts	Receipt posting and reversals	Service Receiver	Service Provider	Real-time

Invoice Posting	Invoice posting and reversals	Service Provider	Service Receiver	Real-time

Invoice Payment	Payment posting and reversals	Service Provider	Service Receiver	Real-time

Month End Reconciliation:

ME_APRECLS	ME A/P trade reclass	Service Provider	Service Receiver	Month End

ME_FCREVAL	ME Foreign Currency revaluation	Service Provider	Service Receiver	Month End

ME_HCR	ME Headquarter cash reclearing	Service Provider	Service Receiver	Month End

ME_ICRECFX	MW Intercompany FX reclass	Service Provider	Service Receiver	Month End

ME_ICRECLS	ME Intercompany Payables reclass	Service Provider	Service Receiver	Month End

ME_OCR	ME Uncleared Cash reclass	Service Provider	Service Receiver	Month End

ME_SMLDIFF	ME Small Difference balancing	Service Provider	Service Receiver	Month End

ME_SSF	ME Shared Service Fee — P2P	Service Provider	Service Receiver	Month End

ME_SSFEBUY	ME Shared Service Fee — eBuyITT	Service Provider	Service Receiver	Month End

ME_TAXRCLS	ME Sales & Use tax reclass (for self-assessed tax)	Service Provider	Service Receiver	Month End

ME_VDPFX	MW Vendor down payment	Service Provider	Service Receiver	Month End

14

Schedule AC2
eBuyITT INVOICE PROCESSING
SERVICES
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, expect where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this service should be directed to:

Name	Title	Phone	e-mail
Philip Galluzzi ITT Corporation	Manager, TDS Business Relationships & Corporate Travel	(386) 446-6160	phil.galluzzi@itt.com

Joe Daniel Exelis Inc.	TSA Manager	(703) 338-3405	joe.daniel@exelisinc.com
GENERAL SERVICE DESCRIPTION
Service Provider will perform eBuyITT Invoice Processing Services for Service Receiver.
Service Receiver and its Subsidiaries will utilize the Service Provider’s resources based on the functionality, processes, input and output screens and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution Date.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, the Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

1

Minimum
			BAU	Service
	Service		Transaction	Period	Service
Service #	Name	Description of Service	Volume	(in mo.)	Charge
Provide eBuyITT Invoice Processing Services:

•     eBuyITT Invoice Review — The Service Provider will receive designated invoice submissions from the Service Receiver’s eBuyITT enabled Suppliers (via EDI transaction or manual entry) and prep invoices and feed the submitted invoices to Perfect Commerce. The Service Provider will use the daily invoice feeds from Perfect Commerce to prep invoices for financial back office operations.
8,418 Hard Copy Invoices Annually* / 34,693 Invoices Annually

•     eBuyITT Exception Handling and Resolution — The Service Provider will reconcile and re-validate invoices flagged with validation errors. Once the invoice is validated, the Service Provider will process it as stated above. Mismatched invoices will not be paid without resolution.
2,800 Transactions Annually

•     Invoice Recording & Payment Processing — Service Provider will send the balanced invoices to an internal business unit within the Service Provider, on a daily basis, for additional Accounts Payable recording and payment processing for the Service Receiver.
8,418 Hard Copy Invoices Annually* / 34,693 Invoices Annually
SS-eBuyITT- -01	eBuyITT Invoice Processing Services	• Vendor File Maintenance — The Service Provider will receive vendor master data for new vendor setup from an internal business unit to perform Vendor File Maintenance.	As Needed Basis	18	Cost plus 2% - 10% per month

•     Tax Exempt Certificate File Tax Exempt Certificate File Maintenance — The Service Provider will receive Service Receiver Supplier’s tax exempt vendor certificates from an internal business unit to maintain tax exempt master file.
8,418 Hard Copy Invoices Annually* / 34,693 Invoices Annually

•     Cost Distribution Services — Service Provider will use validated invoices as documented above to provide Service Receiver a cost distribution file transmitted via FTP and/or email, or transmitted to an internal business unit data and centralized tax services via the current Purchase to pay distribution process to all Service Receiver’s business units that are currently on Purchase to Pay. The Service Provider will provide cost distribution and taxability indicators, per agreed frequency to the Service Receiver’s business units that are not currently supported by the Shared Services Accounts Payable (P2P) process).
As Needed Basis
		• eBuyITT Aged-Invoice Workflow Notification — Service Provider will perform routine communication of aged open invoices requiring Service Receiver triage and action.	As Needed Basis

2

* Note:	The BAU transaction volume for hard copy invoices, and not the total invoice volume (i.e., both electronic and hard copy), will be used as the pre-distribution date baseline to calculate changes in service volumes (plus or minus 10%) as defined in the next section.
Service Volumes Greater or Less Than Observed Pre-Distribution Date
Service Provider will deliver the same volume of Services as delivered in the 12 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities on a time and materials basis with respect to the one-time set-up fees. The table below will then apply following the completion of the one-time set-up activities.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service
Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes (e.g., Benefits provider change) are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the other Service Recipients.

3

Exit Services
The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
SS-eBuyITT-02	eBuyITT Invoice Processing Services Migration	Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:	Time and Materials Based on Additional Pricing Section
• Support of data extraction requests from the Service Receiver
• Providing Subject Matter Expertise in helping the Service Receiver understand current state business processes, and current state functional data mapping

SS-eBuyITT-03	eBuyITT Invoice Processing Services Knowledge Transfer	Service Provider will provide the following knowledge transfer services:	Time and Materials Based on Additional Pricing Section
• Existing non-sensitive documentation maintained by the Service Provider will be given to the Service Receiver as it relates to eBuyITT services
Supplemental Services
For requests for supplemental services relating to eBuyITT Invoice Processing by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request attached as Annex A for consideration by Service Provider.
Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12 noon Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver. Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

4

LOCATIONS
Services are initially provided from Palm Coast, FL USA to other USA locations.
PREREQUISITES/DEPENDENCIES
•	Service Receiver will maintain current Cost Distribution data delivery methodologies (e.g., FTP drop site/email attachment receipt).

•	If Service Receiver or their suppliers provides inaccurate information to Service Provider it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

•	Service Receiver must actively be engaged on the GSCS Service Agreement from Global Supply Chain Services (GSCS) and utilize Perfect Commerce as the eProcurement platform for the duration this agreement is in effect.
NOTICE REQUIREMENT
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com
If to the Service Receiver:
Exelis Inc.
1650 Tysons Boulevard
Suite 1700
McLean, VA 22102
Attention: Joe Daniel
Joe.daniel@exelisinc.com

5

SERVICE LEVEL
Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.
In the event incidents cannot be resolved, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.
ADDITIONAL PRICING
Hourly Rate for Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources be required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.
Additional Pricing Rates (All in USD)

Location	Low	Medium	High
USA	$75	$100	$125
Greece	$35	$46	$58
Mexico	$19	$25	$31
Sweden	$75	$100	$125

6

SCHEDULE AC3
P-CARD TRANSACTION PROCESSING
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this service should be directed to:

Name	Title	Phone	e-mail
Philip Galluzzi	Manager, TDS Business	(386) 446-6160	phil.galluzzi@itt.com
ITT Corporation	Relationships & Corporate Travel

Joe Daniel	TSA Manager	(703) 338-3405	joe.daniel@exelisinc.com
Exelis Inc.
GENERAL SERVICE DESCRIPTION
Service Provider will perform P-Card Transaction Processing Services for Service Receiver.
Service Receiver and its Subsidiaries will utilize the Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution Date.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, the Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

1

Minimum Service
			BAU Transaction	Period
Service #	Service Name	Description of Service	Volume	(in mo.)	Service Charge
Provide P-Card Transaction Processing Services:

•     P-Card Invoice Review — The Service Provider will receive a notification and data file from US Bank once monthly containing transaction details and Company information for Service Receiver’s P-Card holders. In addition, the Service Provider will receive from an internal business unit an authorization to proceed with the P-Card File download. The Service Provider will review the file, format data for financial processing, and validate invoices for completeness and accuracy. The Service Provider will flag invoices with validation errors. The Service Provider will use booked AP invoices to generate proprietary data files to be sent via email to Service Receiver’s Treasury Department for payment settlement.
410 Transactions Annually

SS-PCard Processing-01	P-Card Transaction Processing Services
•     P-Card Exception Handling and Resolution — The Service Provider will reconcile and re-validate invoices flagged with validation errors. Once the invoice is validated, the Service Provider will process it as stated above. Mismatched invoices will not be paid without resolution. For processing credits, the Service Provider will insure that management accounts have monthly debit balances prior to transmission to Service Receiver’s Treasury Department. If a management account is received as a zero or credit balance, the Service Provider will remove credit transactions from being processed in ascending order until the management account reflects a debit balance. The Service Provider will communicate the removed credits to the internal business unit for resolution.
			130 Transactions Annually	18	Cost plus 2% - 10% per month

•     P-Card Cost Distribution — The Service Provider will use validated invoices as documented above to provide Service Receiver a Cost Distribution file transmitted via File Transfer Protocol (FTP) and/or email.
21 Transactions per Month

•     P-Card File Maintenance — The Service Provider will perform file maintenance based on internal business unit approval for new and/or changes to P-Card holders. Only valid, internal business unit-approved cardholder transactions are processed. Three (3) business days prior notice is required to maintain P-Card file.
As Needed Basis

2

Service Volumes Greater or Less Than Observed Pre-Distribution Date
Service Provider will deliver the same volume of Services as delivered in the 12 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities on a time and materials basis with respect to the one-time set-up fees. The table below will then apply following the completion of the one-time set-up activities

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service
Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the other Service Recipients.

3

Exit Services
The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:

• Support of data extraction requests from the Service Receiver

SS-PCard Processing-02	P-Card Transaction Processing Migration	• Providing Subject Matter Expertise in helping the Service Receiver understand current state business processes, and functional data mapping	Time and Materials Based on Additional Pricing Section

Service Provider will provide the following knowledge transfer services:

SS-PCard Processing-03	P-Card Transaction Processing Knowledge Transfer	• Existing non-sensitive documentation maintained by the Service Provider will be given to the Service Receiver as it relates to P-Card Transaction Processing services	Time and Materials Based on Additional Pricing Section

Supplemental Services
For requests for supplemental services relating to P-Card Transaction Processing by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request attached as Annex A for consideration by Service Provider.
Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12 noon Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver. Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

4

LOCATIONS
Services are initially provided from Palm Coast, FL, USA to other USA locations.
PREREQUISITES/DEPENDENCIES
•	If Service Receiver, or their Supplier(s), provides inaccurate information to Service Provider it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Service Receiver, in a separate and independent agreement, must utilize US Bank as the P-Card supplier for the duration this agreement is in effect.

•	Service Receiver must actively be engaged on the GSCS Service Agreement from Global Supply Chain Services (GSCS) for the duration this agreement is in effect.

•	Service Receiver must maintain current Cost Distribution data delivery methodologies (e.g., FTP drop site/email attachment receipt) and payment settlement interface (Treasury) for the duration this agreement is in effect.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.
NOTICE REQUIREMENT
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com
If to the Service Receiver:
Exelis Inc.
1650 Tysons Boulevard
Suite 1700
McLean, VA 22102
Attention: Joe Daniel
Joe.daniel@exelisinc.com

5

SERVICE LEVEL
Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.
In the event incidents cannot be resolved, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.
ADDITIONAL PRICING
Hourly Rate for Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources be required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

Additional Pricing Rates (All in USD)

Location	Low	Medium	High
USA	$75	$100	$125
Greece	$35	$46	$58
Mexico	$19	$25	$31
Sweden	$75	$100	$125

6

SCHEDULE AC4
TELECOM INVOICE PROCESSING
SERVICES (TAPS)
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this service should be directed to:

Name	Title	Phone	e-mail
Philip Galluzzi ITT Corporation	Manager, TDS Business Relationships & Corporate Travel	(386) 446-6160	phil.galluzzi@itt.com

Randy McElvain Exelis Inc.	Director, Enterprise Infrastructure Operations	(260) 451-1353	randy.mcelvain@exelisinc.com
GENERAL SERVICE DESCRIPTION
Service Provider will perform Telecom Invoice Processing Services (TAPS), for Long Distance Voice and Data Circuitry, for Service Receiver.
Service Receiver and its Subsidiaries will utilize the Service Provider’s resources based on the functionality, processes, input and output screens and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

1

Minimum
			BAU	Service
	Service		Transaction	Period	Service
Service #	Name	Description of Service	Volume	(in mo.)	Charge
Provide Telecom Invoice Processing (TAPS) Services:

•    TAPS supplier statements — The Service Provider will receive Service Receiver’s current Primary Telecom Service Supplier statements monthly. The statements are transmitted via EDI, or entered manually via paper statements, to the Service Provider. To produce balanced TAPS statements, the Service Provider will perform various validation and duplication protection routines with criteria including Master Control Number, Account number, and AT&T Statement numbers. Only total current charges are recognized in the TAPS system for processing each month.

2,700 Transactions Annually
SS-TAPS-01	Telecom Invoice Processing Services (TAPS)	• TAPS Exception Handling and Resolution - Service Provider will reconcile accounts that failed validation. The Service Provider will make commercially reasonable efforts to gain resolution from the Service Receiver, to produce resolved accounts that are ready for financial processing. Accounts that fail validation are not paid without resolution.	90 Transactions Annually	9	Cost plus 2% - 10% per month

•    Invoice Recording & Payment Processing — Service Provider will send the balanced invoices to an internal business unit within the Service Provider, on a monthly basis, for additional Accounts Payable recording and payment processing for the Service Receiver.

2,700 Transactions Annually

•     TAPS Cost Distribution — The Service Provider will transmit to the Service Receiver a Cost Distribution file from the processed validated Statements, Service Provider will transmit this file via FTP and/or email to the Service Receiver.

27 Transactions per Month

•     TAPS Customer File Maintenance — The Service Provider will perform Customer File Maintenance after receiving a Change Request from the Service Receiver. Only valid, ITT Customer accounts and Statements are processed. Three (3) business days prior notice are required to maintain the Customer file.
45 Transactions Annually

2

Service Volumes Greater or Less Than Observed Pre-Distribution
Service Provider will deliver the same volume of Services as delivered in the 12 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities on a time and materials basis with respect to the one-time set-up fees. The table below will then apply following the completion of the one-time set-up activities

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented in this agreement

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service
Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the other Service Recipients.

3

Exit Services
The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
SS-TAPS-02	Telecom Invoice Processing (TAPS) Migration	Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:	Time and Materials Based on Additional Pricing Section
• Support of data extraction requests from the Service Receiver
• Providing Subject Matter Expertise in helping the Service Receiver understand current state business processes and functional data mapping

SS-TAPS-03	Telcom Invoice Processing (TAPS) Knowledge Transfer	Service Provider will provide the following knowledge transfer services:	Time and Materials Based on Additional Pricing Section
• Existing non-sensitive documentation maintained by the Service Provider will be given to the Service Receiver as it relates to Telecom Invoice Processing (TAPS) services
Supplemental Services
For requests for supplemental services relating to Telecom Invoice Processing Services (TAPS) by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request attached as Annex A for consideration by Service Provider.
Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12 noon Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver. Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

4

LOCATIONS
Services are initially provided from Palm Coast, FL, USA to other USA locations and select EU and Asia locations.
PREREQUISITES/DEPENDENCIES

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

•	If Service Receiver, or their Supplier(s), sends inaccurate data to Service Provider it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Service Receiver must actively be engaged on the Accounts Payable and Supplier Payment TSA for the duration this agreement is in effect.

•	Service Receiver must actively be engaged in the circuitry configuration and inventory control of their networks and have Subject Matter Experts (SME) available to assist with statement processing discrepancies.

•	Service Receiver, in a separate and independent agreement, must utilize AT&T as the telecommunication data vendor.

•	Service Receiver will maintain current Cost Distribution data delivery methodologies (e.g., FTP drop site/email attachment receipt).
NOTICE REQUIREMENT
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com

5

If to the Service Receiver:
Exelis Inc.
1650 Tysons Boulevard
Suite 1700
McLean, VA 22102
Attention: Joe Daniel
Joe.daniel@exelisinc.com
SERVICE LEVEL
Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.
In the event incidents cannot be resolved, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.
ADDITIONAL PRICING
Hourly Rate for Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources be required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.
Additional Pricing Rates (All in USD)

Location	Low	Medium	High

USA	$75	$100	$125
Greece	$35	$46	$58
Mexico	$19	$25	$31
Sweden	$75	$100	$125

6

SCHEDULE AC5
U.S
ACTIVE SALARIED ELIGIBLE
EMPLOYEES MEDICAL, PHARMACY
AND DENTAL PROGRAM
Capitalized terms used herein and not otherwise defined shall have the meaning assigned such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters and general inquiries regarding this Service should be directed to:

Name	Title	Phone	e-mail
Service Provider’s Contact

ITT Corporation	Mgr, Benefits
Deborah Macchia	Planning and
	Administration	(914) 304-1729	Deb.macchia@itt.com

Lisa Munoz	Benefits Analyst	(914) 304-2026	Lisa.munoz@itt.com

Thomas Hickey	Manager, Benefits,
Financial Reporting
	And Administration	(914) 641-2077	Thomas.hickey@itt.com

Service Recipient’s Contact

Exelis Inc.	Director of Global	(703) 790-6385	Bill.bonk@exelisinc.com
Bill Bonk	Benefits

John Brown	Manager of Benefits
	Administration	(631) 630-5071	John.Brown@exelisinc.com

PARTIES TO THE AGREEMENT
Service Provider: ITT Corporation — White Plains, NY
Service Recipient: Exelis Inc. — White Plains
TERM
Services provided hereunder shall terminate December 31, 2013; provided that for the avoidance of doubt the coverages provided hereunder and described below only apply to Claims (as defined herein) made by Service Recipient’s Covered Employees (as defined herein) and incurred on or before December 31, 2011.
GENERAL SERVICE DESCRIPTION
Service Provider currently provides active medical, pharmacy(Rx) and dental administration for coverages provided through Empire and Anthem (medical), Medco(Rx), MetLife(dental) and SHPS (FSA) (Empire, Anthem, Medco, MetLife and SHPS collectively, the “Vendors”) for its U.S. Active, Salaried, Eligible Employees (“Covered Employees”). Service Provider shall keep the current contracts with the Vendors and the ITT CORPORATION SALARIED MEDICAL AND DENTAL PLAN (                                    ) and the ITT Salaried Medical Plan and Salaried Dental Plan General Plan Terms (collectively, the “Plans”) and all coverage thereunder in full force through December 31, 2011 for Service Recipient’s Covered Employees. All claims of Service Recipient’s Covered Employees made under the Plans and incurred on or prior to December 31, 2011 the (“2011 Plan Year”) will be adjudicated in accordance with the current contract and Service Provider will continue to take such actions on behalf of Service Recipient’s Covered Employees as if such employees are employees of Service Provider.
All medical, dental, pharmacy and FSA claims of Service Recipient’s Covered Employees made under the Plans (the “Claims”) will be paid by the Vendors on behalf of the Service Provider. Service Recipient will pay Service Provider for coverage based on 2011 budget premium rates previously set for the calendar year 2011 and described in the “Pricing” section below. Service Recipient will pay Service Provider monthly premium payments for this service, for any full or partial months, based on actual enrollment for the months covered post-spin using enrollments as of the first (1st) calendar day of the month, commencing on the day after the Distribution Date. Service Recipient will prepare and deliver to Service Provider a monthly self bill containing cost breakdown by business unit and plan tier as set forth on Attachment A, within five (5) Business Days after the beginning of each calendar month. The Service Recipient will be required to pay the Service Provider the monthly premium payments within ten (10) Business Days after the beginning of each calendar month. A detailed listing of Service Recipient’s employees covered, including the Plans and enrollment tier in which they are enrolled, will be made available to Service Provider upon its reasonable request.

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Service Provider will retain responsibility for executing funding of Claim payments and eligibility management with Vendors through December 31, 2013.
Service Provider will conduct a Headcount True-Up (as defined below) of the monthly premiums and establish an Incurred But Not Reported (“IBNR”) claims reserve for Claims incurred prior to December 31, 2011 date, but paid after that date, and conduct a reconciliation of such reserve. See “Headcount True-Up” and “IBNR Reconciliation” sections under Additional Pricing for details.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below or described above (collectively, the “Services”).
•	Monthly Premium billing.

•	Monthly administrative services billing (for administrative services billed on an hourly basis. See Additional Pricing section for Hourly Rates).

•	See General Service Description for a description of payments and billing hereunder. See Pricing for a description of the Headcount True-Up (as defined below) and reconciliation for IBNR (as defined below) Claims.

•	Claims processing
•	All Vendor Claims process will remain unchanged from the process as used during the 12-month period prior to the Distribution Date.

•	The Claims appeal process will not change from the process as used during the 12-month period prior to the Distribution Date. Empire/Anthem/Medco, MetLife and SHPS will handle all appeals as provided under the Employee Retirement Income Security Act. Once all such appeals have been exhausted, escalations will be handled by Service Provider.

•	Service Provider will pay all Claims incurred during the 2011 Plan Year.
•	Eligibility
•	All eligibility adjustments (adding dependents, new hires, ect.) will be handled by local Service Recipient HR through the Infinium interface.

•	The Service Recipient may add or remove employees/dependants to coverage in accordance with the terms of the Plans, generally upon a qualifying event, new hire or termination. These rules will be the same rules in effect immediately prior to Distribution Date and will remain in effect until January 31, 2012.

•	Manual adjustments to eligibility will be handled directly with the Vendors by authorized Service Recipient local HR. These adjustments will be one off type adjustments that cannot be made through Infinium due to timing.

3

•	All file transmissions to Vendors will be handled by the Exelis Inc. Fort Wayne Shared Service team under the HR/Payroll/Benefits Transition Services Agreement.

•	All files normally maintained manually by the Service Recipient local HR departments during the twelve (12) month period prior to the Distribution Date will remain unchanged.

•	COBRA qualifying events notices will be handled by SHPS. Service Recipient Local HR department will notify SHPS of termination of employment (as is the current practice in the twelve (12) months prior to Distribution Date). SHPS will provide election notice to Covered Employees with appropriate coverages. There is a separate Letter of Intent with SHPS, attached as Attachment B.
•	Claims payment
•	All Covered Employee Claims made under the Plans and incurred for the 2011 Plan Year will be paid by Service Provider.

•	Vendor administrative service charges for the 2011 Plan Year will be paid by Service Provider.

•	Empire and MetLife maintain bank accounts which Service Provider funds daily to pay claims. Each Vendor will separate claims paid by claims incurred date.

•	Service Provider will pay all Medical and Dental Claims incurred for the 2011 Plan Year, but submitted for payment after the end of the 2011 Plan Year but no later than allowed under the terms of the applicable Plan.

•	MEDCO invoices bi-weekly for claims paid. Service Provider will pay for all MEDCO claims incurred for the 2011 Plan Year.
PREREQUISITES/DEPENDENCIES
Service Recipient Responsibilities
•	Service Recipient will provide accurate and timely employee enrollments via Infinium.

•	Service Recipient will research eligibility issues as needed.

•	In case of inaccurate data sent to Service Provider it will be the responsibility of the Service Recipient to rectify any problems and assessments incurred.

•	Local Human Resources/Benefits departments will support Covered Employees.

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BILLING LOCATION
Service Recipient will provide Service Provider a self billed invoice and payment to their address set forth below. The bill will cover all charges for Services under this Schedule provided by Service Provider. The invoice will contain the number of enrolled employees per tier per coverage, as set forth in Schedule A. A detailed list of Covered Employees will be provided by the Service Provider upon reasonable request of the Service Recipient. All administrative functions handled by the Service Provider in the twelve (12) month period prior to the Distribution Date are contained in the fee structure set forth below. The Service Provider and Service Recipient agree to negotiate in good faith for any additional services related to the Service provided hereunder that are outside the normal course of business.
SERVICE LEVEL
The Service Provider will provide the same service level to the Service Recipient as it provides to its Covered Employees.
NOTICE REQUIREMENTS
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com
If to the Service Recipient:
Exelis Inc.
1650 Tysons Boulevard
Suite 1700
McLean, VA 22102
Attention: Joe Daniel
Joe.daniel@exelisinc.com
Termination notices are not required. Service Provider will pay Claims incurred during the 2011 Plan Year, during the period from November 1, 2011 through December 31, 2013 with no

5

further premium billed to the Service Recipient. Pursuant to the terms of the Plans there is a twenty-four (24) month Claim filing limit.
PRICING
In addition to the costs specifically set forth below, Service Recipient shall also pay all routine business travel expenses relating to such Services. The below table contains the monthly premium rates the Service Provider shall charge. The Service Recipient will be required to pay the Service Provider the monthly premium payments within ten (10) Business Days after the beginning of each calendar month. A detailed listing of Service Recipient’s Covered Employees, including the Plans and enrollment tier in which they are enrolled, will be made available to Service Provider upon its reasonable request. Each business unit has been banded 1 through 5. Depending on the assigned band the appropriate budget amount is charged to that business unit. The amounts in the table are per employee per month, by plan and coverage tier. See “General Service Description” for further detail on payment and billing for the monthly premium payments.

6

Medical and Pharmacy Premium

Basic
Rating	Employee	Employee
Band	Only	+1	Family
Band 1
Band 2
Band 3
Band 4
Band 5

Enhanced
Rating	Employee	Employee
Band	Only	+ 1	Family
Band 1
Band 2
Band 3
Band 4
Band 5

EPO
Rating	Employee	Employee
Band	Only	+1	Family
Band 1
Band 2
Band 3
Band 4
Band 5

HDHP
Rating	Employee	Employee
Band	Only	+ 1	Family
Band 1
Band 2
Band 3
Band 4
Band 5

7

Dental Premium

MetLife Dental

EE	EE+1	Family

FSA Pricing

		New		ASO	Total ASO
Coloc	Participating Location	Company	PartCount	Fee	per Month
205010	Electronic Warfare	Exelis
213010	Communications System Division — Ft Wayne	Exelis
213020	Communications System Division — Nutley	Exelis
213030	Defense Division HQ	Exelis
261010	Night Vision	Exelis
374010	Gilfillan Division	Exelis
400010	Systems	Exelis
400011	Communications Systems-CS	Exelis
510001	Power Solutions	Exelis
510002	Power Solutions — Hourly	Exelis
513010	Advanced Engineering & Sciences	Exelis
513010	Advanced Engineering & Sciences — AGT	Exelis
513020	Systems Division — SGS	Exelis
579010	Geospatial Systems — Rochester	Exelis
579020	Geospatial Systems — Ft Wayne	Exelis
579030	Geospatial Systems — New Jersey	Exelis
717010	Antenna Products and Networking Systems	Exelis
718010	EDO	Exelis
720010	ALM	Exelis
721010	Communications and Countermeasures Systems	Exelis
722010	Reconnaissance and Surveillance Systems	Exelis
727010	Naval Command and Sonar Systems	Exelis
728010	Mine Defense Systems	Exelis
729010	Electro-Ceramic Products	Exelis
730010	EVI	Exelis
731010	Impact Science and Technology	Exelis
732010	NextGen	Exelis
736010	Fiber Science	Exelis
737010	Speciality Plastics	Exelis
740010	Defense Systems	Exelis
Exelis

8

Additional Pricing
Hourly Rates
Hourly Rates for Services not specified or normally provided by Service Provider in the twelve (12) month period prior to the Distribute Date but otherwise provided by Service Provider employees (including but not limited to modification, consulting, exit strategy development, transition, etc.) are documented below. The employee category is defined by Service Provider. The rates documented below apply to Service Provider employees only, should external resources be required, the costs for those external resources will be reviewed with the Service Recipient prior to execution of the project.
Notwithstanding anything in the Agreement to the contrary, the following rates shall not be subject to (a) the 4.5% increase for inflation in 2012 described in Section 2(a)(3) (but such rates shall be subject to such increase in 2013) or (b) the 2% or 10% increases described in the proviso to Section 2(a)(i) of the Agreement.

General Category of Employee	Hourly Rate
1. Secretarial/Administrative	$50.00
2. Non-Executive	$100.00
3. Executive	$150.00
Headcount True-Up
Service Provider shall conduct a “headcount” true-up by March 31, 2012 (the “Headcount True-Up”), based on actual enrollment during the period beginning on the day after the Distribution Date and ending on December 31, 2011. The Headcount True-Up will be based on reviewing the actual monthly Infinium enrollment by Plan and coverage tier, by unit, but, for the avoidance of doubt, no true-up of actual Claims will be conducted. The Service Provider shall promptly provide the results of the Headcount True-Up to Service Recipient together with any supporting data reasonably requested by Service Recipient. Within ten (10) Business Days after the parties reach agreement on the amount of the Headcount True-Up, the appropriate party shall pay to the other the amount so due.
IBNR Reconciliation
•	Reconciliation for Incurred But Not Reported (“IBNR”) Claims
•	The premiums collected from Service Recipient hereunder will be credited to Service Provider’s active medical ledger.

•	The amount that Service Provider should hold in reserve to cover payment for all IBNR Claims incurred for the 2011 Plan Year shall be calculated in accordance with the following procedures:

9

•	This calculation will be made by June 30, 2012 using the same methods, assumptions, processes, etc. as used during the 12-month period prior to the Distribution Date to calculate the IBNR Claim reserve remaining to pay Claims incurred before January 1, 2012, but paid after June 30, 2012.

•	Service Provider and Service Recipient will engage Towers Watson, or such other person as the parties may agree to engage (the “Calculation Agent”), to calculate the target level of the IBNR claim reserve, whose determination shall be binding and conclusive on the Service Provider and Service Recipient.

•	The IBNR Claim reserve will have its final reconciliation calculated the Calculation Agent by June 30, 2012.
•	If the amount held for the IBNR Claim reserve is greater than the target level of the IBNR Claim reserve, as determined herein, within ten (10) Business Days of Service Provider being notified of such determination by the Calculation Agent, Service Provider shall pay its proportionate amount to Service Recipient (based upon Service Recipient’s number of Covered Employees (as of December 31, 2011) in relation to the total number of Covered Employees (for all of the Parties to the Agreement) in the IBNR Claim reserve pool (as of December 31, 2011) (the “Proportionate Amount”)), required, when included with the Proportionate Amounts to be paid to the other Parties to the Agreement, required to bring the amount held for the IBNR Claim reserve to its targeted level, as determined by the Calculation Agent.

•	If the amount held for the IBNR Claim reserve is less than the target level of the IBNR claim reserve, as determined herein, within ten (10) Business Days of Service Recipient being notified of such determination by the Calculation Agent and its Proportionate Amount by the Service Provider, Service Recipient shall pay its Proportionate Amount to Service Provider, required, when included with the Proportionate Amounts to be paid by the other Parties to the Agreement, necessary to bring the amount held for the IBNR Claim reserve to its targeted level, as determined by the Calculation Agent.

10

Attachment A
Monthly self bill Example

Unit	Value Center	Grand Total
HQ
HQ
RCW
RCW
Flow Controls
WWW
IP
Flow Controls
WWW
RCW
RCW
RCW
RCW
RCW
WWW
WWW
WWW
WWW
WWW
RCW
ITT Analytics
ITT Analytics
ITT Analytics
ITT Analytics

11

Attachment B
May 20, 2011
Ms. Deb Macchia
Manager, Benefits Planning and Communication
ITT Corporation
1133 Westchester Avenue
White Plains, NY 10604
RE: Trivestiture of ITT Corporation
Dear Ms. Macchia:
As you know, SHPS Human Resource Solutions, Inc. (“Company”) currently providus ITT Corporation (“Client”) spending account administration (“SAM”) and COBRA services (collectively “Services”) pursuant to a Service Agreement dated January 1, 2008 (“the Service Agreement”). This letter acknowledges the intent of Client to separate into three different entities; namely, Defense Co. (“Defense”), ITT Co. (“ITT”) and ‘Water Co. (“Water”). As part of this restructuring, you have requested we perform certain implementation services in order to set up ITT and Water as separate entities. It is the intent of the parties that Defense will assume the Service Agreement and that ITT and Water will enter into a transition services agreement with Defense through December 31, 2011. Existing services provided by the Company to Defense, ITT and Water will continue through December 31, 2011. Effective January 1, 2012, ITT and Water will enter into separate agreements with the Company. The Company agrees to (i) continue performing ongoing Service and (ii) provide implementation services, pursuant to terms and conditions of the Service Agreement and the following:

1. Services	Beginning on or about June 1, 2011, Company will begin implementation services to set up ITT and Water. Company will continue providing ongoing Services to the Client, including Defense, ITT and Water populations, until the Separation Date.

2. Termination Fee	Company agrees to defer implementation Fees in an amount of $ . or this amount, $ shall be with respect to ITT ($ for COBRA and $ for FSA, respectively) and $ shall be with respect to Water ($ for COBRA and $ for FSA, respectively) (the “Deferred Implementation Fees”) over the period between January 1, 2012 and December 31, 2012, which will be included in the new agreements. In the event the Service Agreement is terminated for any reason prior to the expiration the Separation Date the Client shall pay Company the Deferred Implementation Fees in accordance with the payment terms set forth in the Service Agreement.
lf the foregoing correctly sets forth the understanding of the parties, please acknowledge your acceptance of this Agreement by signing both copies of this letter at the place provided below and return one to my attention.

12

SCHEDULE AC6
FINANCIAL SHARED SERVICES (FSS)
ACTIVE MEDICAL AND DENTAL
ADMINISTRATION
Capitalized terms used herein and not otherwise defined shall have the meaning assigned such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters and general inquiries regarding this Service should be directed to:

Name	Title	Phone	e-mail
Service Provider’s Contact

ITT Corporation Conrad Arnold	Director Human Resources	(315) 568-7280	Conrad.arnold@itt.com

Service Recipient’s Contact

Exelis Inc.
Caroline Hunt	Sr. Mgr., Benefits.	(260) 451-6063	Caroline.hunt@exelisinc.com
PARTIES TO THE AGREEMENT
Service Provider: ITT Corporation — Seneca Falls, NY (IP)
Service Recipient: Exelis Inc. — Ft. Wayne, IN and Financial Shared Services, Rochester, NY) (collectively, “Service Recipients”)
TERM
Services provided hereunder shall terminate June 30, 2012; provided that for the avoidance of doubt the coverages provided hereunder and described below only apply to Claims (as defined herein) made by Service Recipient’s Covered Employees (as defined herein) and incurred on or before December 31, 2011.

1

GENERAL SERVICE DESCRIPTION
Service Provider currently provides administration for the Financial Shared Services active medical through Excellus Blue Cross\Blue Shield BluePoint2 E Plan,                                      , dept. 0007 and active Dental through Excellus Dental plan,                                      (collectively, the “Benefit Plans”) for Service Recipients’ U.S. active, eligible employees covered under such Benefit Plans (such employees, the “Covered Employees”). Service Provider shall keep the Benefit Plans and all coverage thereunder in full force through December 31, 2011 for Service Recipient’s Covered Employees. Each Service Recipient may add or remove Covered Employees to or from coverage under the Benefit Plans as outlined under the terms of the Benefit Plans. All claims of Service Recipient’s Covered Employees made under the Benefit Plans (the “Claims”) and incurred on or prior to December 31, 2011 the (“2011 Plan Year”) will be adjudicated in accordance with the current contract and Service Provider will continue to take such actions on behalf of Service Recipients’ Covered Employees as if such employees are employees of Service Provider.
All Claims of Service Recipients’ Covered Employees made under the Benefit Plans will be paid on behalf of the Service Provider.
Service Recipients will pay Service Provider for coverage based on 2011 budget premium rates previously set for the calendar year 2011 and described in the “Pricing” section below. Service Recipients will pay Service Provider monthly premium payments for this service, for any full or partial months, based on actual enrollment for the months covered post-spin using enrollments as of the first (1st) calendar day of the month, commencing on the day after the Distribution Date.
The Service Recipients will be required to pay the Service Provider the monthly premium payments within ten (10) Business Days after the beginning of each calendar month. A detailed listing of Service Recipient’s employees covered, including the Plans and enrollment tier in which they are enrolled, will be made available to Service Provider upon its reasonable request.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below or described above (collectively, the “Services”).
•	Monthly premium billing.

•	Monthly administrative services billing (for administrative services billed on an hourly basis. See Additional Pricing section for Hourly Rates).
See General Service Description for a description of payments and billing hereunder

2

The following services listed below will be provided by “experts”, who are employees of Service Provider, (the “Experts”) with the following persons the initial Experts: Cindy Jansen, Porzia Quinn and Conrad Arnold.
•	Administration as needed on daily basis for the Benefit Plans. The Service Provider will provide all services that were provided during the twelve (12) months prior to the Distribution Date. The Service Provider will maintain the same level of service provided during the twelve (12) months prior to the Distribution Date.
•	Answer any questions pertaining to medical coverage.

•	Assist in resolving any issues that may arise regarding, medical coverage, ex. Claims, Medicare questions, etc.

•	Add employees/dependents to the Medical coverage as needed.

•	Reconcile and pay premiums from Medical carriers pertaining to the Exelis employees.
•	Should the Service Recipient need services not provided during the twelve (12) months prior to the Distribution Date, the parties will negotiate in good faith to determine any additional cost involved in the services
PREREQUISITES/DEPENDENCIES
The Experts remain employees of Service Provider. Service Recipients acknowledge and agree that Service Provider has discretion to terminate the Experts and the Experts have the ability to terminate their employment with Service Provider. In the event the initially named Experts are no longer employed by Service Provider, Service Provider’s then current benefit manager (or such other person as has the skill and knowledge to so provide such Services) will, at the request of the Service Recipients, provide such Service as described herein.
The Service Recipients’ human resources department shall cooperate with the Service Provider, including the Experts, in order for the Service Provider and Experts to provide such Service under this Schedule.
BILLING LOCATION
Service Provider will provide Service Recipients a monthly invoice to their addresses set forth below through December 31, 2011. The bill will cover all charges for Services under this Schedule provided by Service Provider to Service Recipients. The invoice will contain the number of Covered Employees per tier per coverage. A detailed list of Covered Employees

3

and dependents covered will be provided by the Service Provider upon reasonable request of the Service Recipient. All administrative functions handled by the Service Provider in the twelve (12) month period prior to the Distribution Date are contained in the fee structure set forth below. The Service Provider and Service Recipients agree to negotiate in good faith for any additional services related to the Service provided hereunder that are outside the normal course of business.
SERVICE LEVEL
The Service Provider, including the Experts, will provide the same service level to the Service Recipients as it provides to its own Covered Employees.
NOTICE REQUIREMENTS
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com
If to the Service Receiver:
Exelis Inc.
1650 Tysons Boulevard
Suite 1700
McLean, VA 22102
Attention: Joe Daniel
Joe.daniel@exelisinc.com
PRICING
In addition to the costs specifically set forth below, Service Recipients shall also pay all routine business travel expenses relating to the Services. The Service Recipients shall pay the Service Provider based on the number of Covered Employees as of the first (1st) calendar day of the month. The Service Recipient will be required to pay the Service Provider the monthly premium payments within ten (10) Business Days after the beginning of each calendar month. A detailed listing of Service Recipient’s Covered Employees, including the Plans and enrollment tier in which they are enrolled, will be made available to Service Provider upon its reasonable request.

4

See “General Service Description” for further detail on payment and billing for the monthly premium payments. The below table are the rates the Service Provider shall charge.

Coverage		Employee
(Invoicing for medical/dental premiums Only as noted below):
BluePoint POS (FSS) Active
	Employee	$
	Employee + 1	$
	Employee + Child(ren)	$
	Family	$
Dental (FSS) Active
	Employee	$
	Employee + 1	$
	Family	$
Additional Pricing
Hourly Rates for Services not specified or normally provided by Service Provider in the twelve (12) month period prior to the Distribute Date but otherwise provided by Service Provider employees (including but not limited to modification, consulting, exit strategy development, transition, etc.) are documented below. The employee category is defined by Service Provider. The rates documented below apply to Service Provider employees only, should external resources be required, the costs for those external resources will be reviewed with the Service Recipient prior to execution of the project.
Notwithstanding anything in the Agreement to the contrary, the following rates shall not be subject to (a) the 4.5% increase for inflation in 2012 described in Section 2(a)(3) (but such rates shall be subject to such increase in 2013) or (b) the 2% or 10% increases described in the proviso to Section 2(a)(i) of the Agreement.

General Category of Employee	Hourly Rate
1. Secretarial/Administrative	$50.00

2. Non-Executive	$100.00

3. Executive	$150.00

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SCHEDULE AC7
POST SPIN HYPERCARE
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this service should be directed to:

Name	Title	Phone	e-mail
Karla Viglasky	Chief Information Officer	(315) 568-7069	karla.viglasky@itt.com
ITT Corporation

Ray DeLuke
Exelis Inc.	Chief Information Officer	(703) 790-6356	ray.deluke@exelisinc.com
GENERAL SERVICE DESCRIPTION
Service Provider will perform Post Spin Hypercare Support Services for Service Receiver.
Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

1

Minimum
			BAU	Service
	Service		Transaction	Period	Service
Service #	Name	Description of Service	Volume	(in mo.)	Charge
Provide Post Spin Hypercare support services:

Facility Shutdown Services — Service Provider will provide Service Receiver with Facility Shutdown services that include:

• Disposition of network and computer assets
• Disposition of furniture and miscellaneous equipment; boxing of HR files, ITT logo, posters, etc.
• Maintain working environment for remaining employees
• Control the activation and deactivation of access cards
• Close all third party contracts with vendors, such as food, vending machines, cable, printers, cleaning, etc.

Program Shutdown Services — Service Provider will provide Service Receiver with Program Shutdown services that include:

IT-Hypercare-01	Hypercare Support Services	• Crisis management for final cutover, to ensure all projects go live on spin date		3*	Cost plus 2% - 10% per month
• Command center support and ramp down
• Access to TPMO and IT-SS Connect sites through ITT Co. Active Directory and VPN accounts for up to 20 people

Financial Support Services —Service Provider will provide Service Receiver with financial support services that include:

• Purchase Order (invoice payment) and Contract management for suppliers assisting with separation

Miscellaneous Support Services — Service Provider will provide Service Receiver with supplemental and miscellaneous project support services that include:

• Project management, strategy development, infrastructure consulting, etc. Prioritization and resource allocation for these services will be jointly agreed to by CIOs.

All requests for support will be directed to and coordinated through Cindy Hoots.

*	TSA duration will end on 12/31/2011 regardless of actual spin-date.

**	Costs represent salary expense (no retention or severance) and additional facility charges for the Hanover location.

2

LOCATIONS
Services are initially provided from Hanover, MD, USA to other USA locations.
PREREQUISITES/DEPENDENCIES
•	Security and access controls will be maintained as set forth in the Master Services Agreement.

•	Travel and expenses will be paid by the requesting organization.
NOTICE REQUIREMENT
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com
If to the Service Receiver:
Exelis Inc.
1650 Tysons Boulevard
Suite 1700
McLean, VA 22102
Attention: Joe Daniel
Joe.daniel@exelisinc.com
SERVICE LEVEL
Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.
In the event incidents cannot be resolved, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.

3

SCHEDULE AC8
FINANCIAL & SYSTEM
DOCUMENTATION REQUIREMENTS TO
SUPPORT DCAA AUDITS OF ITT HQ
AND ITT SHARED SERVICES
(2006 — 2011)
SERVICE OWNER
All service matters, general inquiries and notices regarding this Service should be directed to:

Name	Title	Phone	e-mail
Service Provider’s Contact

ITT Corporation
Daryl Bowker	Director, ITT Shared Services	(315) 568-7676	Daryl.Bowker@itt.com
William Feher	VP, ITT Internal Audit	(914) 641-2020	William.Feher@itt.com

Service Recipient’s Contact

Exelis Inc.	ITT Exelis, Asst Controller	(703) 790-6309	Joe.Daniel@exelisinc.com
Joe Daniel	ITT Exelis, Senior	(914) 641-2047	Mark.Quirk@exelisinc.com
Mark Quirk	Compliance Mgr
PARTIES TO THE AGREEMENT
Service Provider: ITT Corporation
Service Receiver: Exelis Inc.
GENERAL SERVICE DESCRIPTION
As a government contractor, the Service Receiver has a requirement to support future DCAA audits of open audit years 2006 through 2011. In order for Service Receiver to support DCAA’s future audits of ITT Corporation’s (including its Shared Service) Residual and Directly-

Allocated Incurred Costs, Service Receiver needs copies of ITT Corporation’s (including its Shared Service) records, as defined by FAR 4.703
Service Receiver needs assistance from Service Provider to provide compliance services similar to those provided to the Service Receiver during the four years prior to October 1, 2011, for 24 months (“Minimum Term”), but not longer than 36 months from the date hereof (“Maximum Term.
In addition, to the other services provided above, Service Provider will provide office space for three Service Receiver employees (“SREEs”) to its facilities at 1133 Westchester Avenue, White Plains, NY (the “Premises”) for a minimum term of three months (the “Minimum Occupancy Term”) and a maximum term of nine months (the “Maximum Occupancy Term”). Service Provider will attempt to accommodate the Service Provider and the SREEs needs but the space provided at the Premises and the miscellaneous services described below under “1133 Premises” will not be similar to the space or services provided to such employees prior to October 1, 2011.
SCOPE OF SERVICES
The following services will be provided on a time and materials basis by Service Provider.
•	Related to the Service Provider Head Quarters (White Plains) records:
•	The attached work plan (Schedule XX.xls) has been developed to ensure all required records are copied prior to the separation of the Company. Continued access to these records are required after the split.
•	Access to the above identified Service Provider (White Plains NY) records is to enable Service Receiver personnel to retrieve, copy, and scan these records (2006 through 2011) to support future DCAA/DCMA audits.
•	In addition, the Service Provider agrees to provide supporting documentation in cases where the aforementioned work plan did not meet the needs of future DCAA/DCMA audit scope (i.e. DCAA asks for a consulting agreement or journal entry support that was not part of the scope the Service Receiver Data Retention Work Plan). See attached worksheet called “DCAA Audit Records Work Plan”.
•	The Service Provider agrees to retain, to the maximum extent possible, the contracts/consultant agreements that have been booked to the ITTHQ Incurred Cost General Ledger for the open audit years 2006 through 2011, as these documents as part of the DCAA audit universe.
•	The SREEs require a copier/scanner in order that the records can be copied and scanned. The ability to electronically scan records to an ITTCo archive location will also be required.

•	Related to the ITT Shared Services data and records, the following has been agreed upon:
1.	Service Provider (ITT Shared Services which includes ITT Transportation and Distribution Services (“TDS”), ITT Financial Shared Services (“FRC”), ITT Enterprise Infrastructure (“EI”), and ITT Global Strategic Sourcing (“GSS”)) to provide the following system-generated General Ledgers in PDF format to Service Receiver, within 36 months after the Distribution Date:
•	Company 20 (TDS) GL Summary by Account CYs 2006 — 2011

•	Company 30 (FRC) GL Summary by Account CYs 2006 — 2011

•	Company 50 (EI) GL Summary by Account CYs 2006 — 2011

•	Company 40 (GSS) GL Summary by Account CYs 2006-2011 (where applicable).
The Service Provider and Service Receiver will work together to investigate the commercial feasibility of replicating and licensing an instance of PRMS to enable Service Receiver to obtain a soft copy of the General Ledgers by Account for the Shared Service Companies noted in 1 above (Companies 20. 30 50, and 40). All costs, including but not limited to, third party costs, costs for licensing, costs for pruning the data of IP & WTG data which also resides in the shared files, and costs incurred by the Provider for this effort shall be born 100% by the Service Receiver.
2.	The Service Provider (ITT Shared Services) will provide the mapping and supporting documentation to the Service Receiver, as described in this Schedule for CYs 2008 through 2011.

3.	Service Provider (ITT Shared Services) will provide Data Custodian Audit Support (supporting the DCAA audit without mapping and copying the supporting documentation for all applicable costs) for CYs 2006 — 2007. Service Provider will provide supporting documentation on a DCAA audit “as required” basis for CYs 2006 — 2007.

4.	The Service Provider will provide the Service Receiver “Knowledge Transfer” as it relates to research, retrieval, explanation, and replication of the items listed in Section #’s 6 through # 8 below for CYs 2008 through 2011. The Service Provider will use commercially reasonable efforts to transfer the knowledge held by its employees as it relates to research, retrieval, explanation and replication of the items listed in Sections 6 through 8 below for calendar years 2008 through 2011. The knowledge transfer shall take place through multiple meetings at the Service Provider’s location at mutually convenient times over the term of this Schedule.

5.	The following items related to the Shared Service GLs listed above will be delivered in hardcopy or scanned format to Service Provider, within 36 months after the Distribution Date:
a.	Company 20/30/40/50 Intercompany Statements for each year CY 2008 — 2011 for allocations to ITTHQ, DEHQ, and Defense Business Units.

b.	Allocations process mapping, which includes the budgeted allocations, interim preliminary true up allocations, Final Year-end true ups, and adjustments throughout the year.

c.	Both Parties will work together to jointly determine the items that make up the significant portion of the allocation (which shall not be less than 80% of the actual annual cost) in order that those items be copied/scanned and provided to the Service Receiver. This effort will be a Best Efforts Level of Effort, which means the Service Provider would be empowered to hire additional employees or temporary workers and contract for significant overtime to accomplish the effort and all such costs would be born 100% by the Service Receiver, but in no case is the Service Provider required to focus so much effort on this task that it’s business is disrupted. In addition, the Service Provider will provide supporting documentation in cases where the aforementioned work plan did not meet the needs of future DCAA/DCMA audit scope (i.e. DCAA asks for a consulting agreement or journal entry support that was not part of the scope the ITT Exelis Data Retention Work Plan).

d.	Supporting Journal Entries (JE) and JE Source data for the Intercompany Statements listed in 6.a. above for those units that submit annual incurred cost submissions to the US Government.
i.	This list of units is identified in the attachment called “List of Defense Units for DCAA TSA.”
e.	Mapping of how the Annual GL amounts relate to the True-ups performed and allocated to ITTHQ, DEHQ, and the Defense BUs.

f.	Related to the GL Summaries listed in 1 above, the Service Provider will provide the following JEs and documentation that supports the annual GLs for the respective Shared Service companies, the following is also required to be provided by the Service Provider:
i.	Mapping and documenting the process of how the JEs were booked into each GL.

ii.	Supporting JEs for each Cost Center’s costs that were allocated to ITTHQ, DEHQ, and the Defense BUs. This list of Cost Centers is included in this TSA as an attachment called “List of Defense Units for DCAA TSA.xls” in Section 6.d.i. above.
6.	Related to P2P and SAP invoices, for the years 2006-2011:
a.	Service Provider will provide electronic SAP P2P Annual Reports of AP Detail by business unit to include such detail as SAP Document #, Invoice #, Account, Vendor, Date, Amount, et al.

b.	Service Receiver will provide these SAP P2P reports, as needed, for the units in the attachment called “Defense-SAP.xls”, which will not include any additional units other than those supported in similar efforts in the past.

c.	Service Receiver will develop at its own cost a process that will enable Service Receiver to retrieve the PDF version of the Invoice that is attributable to the specific SAP Document Number. These PDF invoices will be electronically copied from the FRC P2P System and maintained on a Service Receiver server for future use.

d.	Service Provider will retain the original invoices (prior to scanning) for potential DCAA audits of the SAP P2P Imaging system and process until such time that those open audit years are closed., as required by FAR regulations.

e.	A report will be developed jointly by Service Receiver and Service Provider to enable an audit trail linking the aforementioned SAP Document Number to the Citibank ACH for proof of payment to the DCAA auditors.

f.	Service Provider will copy and provide Bank Statements to Service Receiver for use as 3rd party proof of payment for the DCAA auditors.
7.	Related to Program BEST:
a.	Service Provider will provide the basis of allocation of Program BEST CY 2008 through 2010 actuals to the 4 Defense Value Centers.
i.	Service Provider will provide copies of GL ledger details (and supporting JEs and source documentation) to support the future DCAA audit of these Program BEST costs.
b.	Service Provider to provide details and support for the disposition of Program BEST
1133 Westchester Avenue Premises
In addition to the services provided above, Service Provider will provide office space for the SREEs at the Premises. Access will include approximately 150 square feet of work space, 2 desks and access to the internet, and phone. Included within the rental rate will be electrical, housekeeping, and pantry, however, a if a printer or scanner needs to be separately leased, Service Receiver will pay the extra charge. Mail and reception service will not be provided.
The Service Provider will also provide office space for the Government auditors (DCAA) until such time the Government auditors have completed their open audits. Access will include approximately 150 square feet of work space, desks and access to the internet, phone, and a printer, as is currently provided to the Government auditors, until such time that its ongoing audits are complete, tentatively scheduled audit completion date is December 31, 2011. Such amounts will be billed to Service Receiver as set forth below.
General
•	Fixed assets on the books of the Service Provider as of the date of the Distribution Date will remain the property of the Service Provider during and at the end of the term.

•	Fixed assets on the books of the Service Receiver as of the Distribution Date will remain the property of the Service Receiver during and at the end of the term.

•	Service Receiver shall have the reasonable right to use, and Service Provider shall at all times have exclusive control of, and operate and maintain, the common areas including the pantry in the manner Service Provider may reasonably determine to be appropriate.

•	SREEs will be permitted in the common areas and the specific location assigned to them. They will be provided with ID badges which they must wear at all times.

Prohibitions
Service Receiver is prohibited from the following without the Service Provider’s consent:
•	Making any changes to the physical layout of the Premises or any capital improvements.

•	Inviting or permitting any other employee or agent or guest of Service Recipient to enter the Premises, other than employees who were former Service Provider employees.- Why would that make a difference? I would think they could not bring any additional folks on site without express written approval from Provider. Service Receiver assumes all responsibility for actions of its employees, agents and guests on the Premises.

•	Service Receiver will not be allowed to access the ITT computer network, except where is has been agreed that the Service Receiver will have a Guest ID in order to retrieve audit data/documents scanned to secure archive folders on the ITTCo network. This will be accomplished through the Service Receiver Employees having access to the aforementioned secure archive folder via an ITTCo laptop, setup for these purposes only. The SREEs will also be allowed to access Service Receiver’s own computer network via wireless or landline data connections on the Premises.

•	Service Receiver has no right to sublease, assign or transfer their space, except upon a change of control of Service Receiver in which case only former Service Provider employees will be permitted access to the Premises.

•	Service Receiver agrees not to put up any external or internal signs during the term of the agreement.
Service Receiver’s Responsibilities
•	Service Receiver will be required to provide and pay for all support and services required to move out of the Premises at the end of the term. If Service Receiver requires contractors to assist them in moving out of the Premises, Service Receiver agrees to provide Service Provider with proof of adequate contractor insurance coverage prior to contractor entering into the facility and to perform such moves at a mutually agreeable time to the Service Provider.

•	Service Receiver agrees to remove all of their personal property from the Premises at the end of the term. Service Receiver must return rented space to pre move in condition, with the exception of the offices, which should be left in an “as is” condition.

•	Service Receiver agrees to abide by all rules and regulations of the 1133 building set by the landlord including but not limited to those included in the lease between the landlord of the Premises and the Service Provider.

•	Service Receiver agrees that all cabling that is used to attach Service Receiver’s PC’s to the IT infrastructure will remain the property of the Service Provider and will not be removed by the Service Receiver at the end of the term.

•	The SREEs will be required to show proper identification to enter the Premises as determined by the Service Provider

•	Service Receiver will enter into its own contract for phone service at the Premises and all costs associated with this contract will be paid for by Service Receiver.
Pricing for Space at the Premises

During 2011	Cost plus 2% - 10% per month for SREE’s
space During 2011	Cost plus 2% - 10% per month for DCAA

From January 1, 2012 through the	Cost plus 2% - 10% per month for SREEs
Maximum Occupancy Term	Cost plus 2% - 10% per month for DCAA
The monthly rates above include the 4.5% increase for inflation and the 2% profit margin.
NO EARLY TERMINATION FEE OR MAKE-WHOLE FEE WILL BE DUE IF THE SERVICE RECEIPIENT OR THE DCAA DETERMINES TO LEAVE THE PREMISES EARLY. THE AFOREMENTIONED PRICING DOES NOT INCLUDE THE COST OF A SEPARATE PRINTER OR SCANNER THAT MAY NEED TO BE SEPARATELY LEASED.
LOCATIONS
White Plains, NY
Seneca Falls, NY
Palm Coast, FL
BILLING
Service Provider will provide Service Receiver with an invoice to its address set forth above. The invoice provided must contain the following detail:
•	Direct hours billed by level

•	T&M Billing rate

•	Detail of other direct reimbursable charges

•	Scope of work performed
In addition, upon request, the Service Provider must provide supporting documentation for the invoiced costs and rates in order to support a DCAA audit.
SERVICE LEVEL
Service Provider will provide the same service level to the Service Receiver as they provide to their employer and the same service level as provided during the 12 month period prior to the Distribution Date.
NOTICE REQUIREMENTS
Service Receiver shall notify Service Provider at least 90 days in advance of the Minimum Term if it wants to extend or terminate this Schedule, other than for the Premises, but such extension shall not be for longer than the Maximum Term. If notification is not received by the Service Provider, the service will terminate at the end of the Minimum Term. Service Receiver shall notify Service Provider at least 30 days in advance of the date it desires to vacate the Premises. Service Receiver must vacate the Premises no later than the date of the Maximum Occupancy Term.
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com
If to the Service Receiver:
Exelis Inc.
1650 Tysons Boulevard
Suite 1700
McLean, VA 22102
Attention: Joe Daniel
Joe.daniel@exelisinc.com

PRICING
In addition to the costs specifically set forth below, Service Receivers shall also pay all business travel expenses incurred by the Service Provider relating to the Services.
“Total” and “Annual Total” costs as set forth below do not include various hourly costs, which will be assessed on an as-needed basis.
Shared Service “Data Custodial” Support for CYs 2006 though 2007:

One (1) Staff-level Individual T&M Rate	Cost plus 2% - 10%
One (1) Management-level Individual T&M Rate	Cost plus 2% - 10%
Shared Service “Data Duplication”: Support for CYs 2008 though 2011:

One (1) Staff-level Individual T&M Rate	Cost plus 2% - 10%
One (1) Management-level Individual T&M Rate	Cost plus 2% - 10%
The Service Receiver will pay a minimum charge monthly for support of the Provider’s cost to retain staffing who are available to fulfill all requests on a timely basis as calculated below:
One (1) Staff-level Individual at a rate of 50% of monthly salary -
Cost plus 2% - 10%/hr X 1040 hours / 12 = Cost plus 2% - 10%/month
One (1) Management-level Individual at a rate of 50% of monthly salary -
Cost plus 2% - 10%/hr X 1040 hours / 12 = Cost plus 2% - 10%/month
Any additional service performed over and above the minimum number of hours will be charged on a T&M basis according to the calculations noted above for 2006 through 2011.
The hourly and monthly rates above include the 4.5% increase for inflation for 2012.

DCAA Audit Records Work Plan
Financial & System Documentation Requirements to Support DCAA Audits of ITT HQ and ITT Shared Services (2006 — 2011)
Work Plan with Tasks/Activities and time phasing

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
1	Provide PMO (Gerstner) with1!st Draft of Work Plan	N/A	DEHQ		Y

2	Send mass eMail to all affected parties, stating general overview	N/A	ALL		Y

3	Meet with FRC to discuss scope	N/A	Seneca Falls Shared Services (FRC/EI/TDS)		Y

4	Meet with FWSS (Acctg) to discuss scope	N/A	FWSS Acctg

5	Meet withFWSS (Payroll)to discuss scope	N/A	FWSS Payroll

6	Meet with FWSS (Travel)to discuss scope	N/A	FWSS Travel

7	Meet with HQ Controllers to discuss scope	N/A	HQ Controllers		Y

8	Meet withHQ Corp Responsibility to discuss scope	N/A	HQ Corp Responsibility		Y

9	Meet with HQ Flight Ops Dept to discuss scope	N/A	HQ Flight Ops Dept

10	Meet with HQ Human Resources to discuss scope	N/A	HQ Human Resources		Y

11	Meet with Hq Internal Audit to discuss scope	N/A	HQ Internal Audit		Y

12	Meet with HQ Legal Dept l to discuss scope	N/A	HQ Legal		Y

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
13	Meet with HQ Pension/Benefits Dept to discuss scope	N/A	HQ Pension Dept		Y

14	Meet with HQ Tax Dept to discuss scope	N/A	HQ Tax		Y

15	Meet with HQ Treasury Dept to discuss scope	N/A	HQ Treasury		Y

16	Initiate contract with Interns to copy “in-house” ITT Records	N/A	HQ Human Resources		Y

18	Initiate contract with NOVA to copy “Archived” ITT Records	N/A	GSS

19	Download ITT HQ General Ledger (Company 600) (.PDF & .txt formats)	2006	HQ Controllers

20	Download ITT HQ General Ledger (Company 600) (.PDF & .txt formats)	2007	HQ Controllers

21	Download ITT HQ General Ledger (Company 600) (.PDF & .txt formats)	2008	HQ Controllers

22	Download ITT HQ General Ledger (Company 600) (.PDF & .txt formats)	2009	HQ Controllers

23	Download ITT HQ General Ledger (Company 600) (.PDF & .txt formats)	2010	HQ Controllers

24	Download ITT HQ General Ledger (Company 600) (.PDF & .txt formats)	2011	HQ Controllers

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
25	Download ITT HQ A&G Summary Report (Company 600)(.PDF & .txt formats)	2006	HQ Controllers

26	Download ITT HQ A&G Summary Report (Company 600)(.PDF & .txt formats)	2007	HQ Controllers

27	Download ITT HQ A&G Summary Report (Company 600)(.PDF & .txt formats)	2008	HQ Controllers

28	Download ITT HQ A&G Summary Report (Company 600)(.PDF & .txt formats)	2009	HQ Controllers

29	Download ITT HQ A&G Summary Report (Company 600)(.PDF & .txt formats)	2010	HQ Controllers

30	Download ITT HQ A&G Summary Report (Company 600)(.PDF & .txt formats)	2011	HQ Controllers

31	Download ITT HQ A&G Detail Report (Company 600)(.PDF & .txt formats)	2006	HQ Controllers

32	Download ITT HQ A&G Detail Report (Company 600)(.PDF & .txt formats)	2007	HQ Controllers

33	Download ITT HQ A&G Detail Report (Company 600)(.PDF & .txt formats)	2008	HQ Controllers

34	Download ITT HQ A&G Detail Report (Company 600)(.PDF & .txt formats)	2009	HQ Controllers

35	Download ITT HQ A&G Detail Report (Company 600)(.PDF & .txt formats)	2010	HQ Controllers

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
36	Download ITT HQ A&G Detail Report (Company 600)(.PDF & .txt formats)	2011	HQ Controllers

37	Copy ITT HQ Infinuim Voucher Registers (Hardcopy)	2006	HQ Controllers

38	Copy ITT HQ Infinuim Voucher Registers (Hardcopy)	2007	HQ Controllers

39	Original Hardcopy Invoices/Checks to support ITTHQ Infinium Voucher Registers (and .txt or .xls version, if available)	2006	HQ Controllers

40	Original Hardcopy Invoices/Checks to support ITTHQ Infinium Voucher Registers (and .txt or .xls version, if available)	2007	HQ Controllers

41	SAP P2P Voucher Register Invoice Listings for ITTHQ (CY 2007 -2011?)	2007	HQ Controllers

42	SAP P2P Voucher Register Invoice Listings for ITTHQ (CY 2007 -2011?)	2008	HQ Controllers

43	SAP P2P Voucher Register Invoice Listings for ITTHQ (CY 2007 -2011?)	2009	HQ Controllers

44	SAP P2P Voucher Register Invoice Listings for ITTHQ (CY 2007 -2011?)	2010	HQ Controllers

45	SAP P2P Voucher Register Invoice Listings for ITTHQ (CY 2007 -2011?)	2011	HQ Controllers

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
46	Original SAP Hardcopy and PDF Invoices for ITTHQ Co # 600	2007	HQ Controllers

47	Original SAP Hardcopy and PDF Invoices for ITTHQ Co # 600	2008	HQ Controllers

48	Original SAP Hardcopy and PDF Invoices for ITTHQ Co # 600	2009	HQ Controllers

49	Original SAP Hardcopy and PDF Invoices for ITTHQ Co # 600	2010	HQ Controllers

50	Original SAP Hardcopy and PDF Invoices for ITTHQ Co # 600	2011	HQ Controllers

51	ITT HQ Co 600 Voucher Reg Invoice Proof of Payment (check, EFT, etc) in SAP system	2007	HQ Controllers

52	ITT HQ Co 600 Voucher Reg Invoice Proof of Payment (check, EFT, etc) in SAP system	2008	HQ Controllers

53	ITT HQ Co 600 Voucher Reg Invoice Proof of Payment (check, EFT, etc) in SAP system	2009	HQ Controllers

54	ITT HQ Co 600 Voucher Reg Invoice Proof of Payment (check, EFT, etc) in SAP system	2010	HQ Controllers

55	ITT HQ Co 600 Voucher Reg Invoice Proof of Payment (check, EFT, etc) in SAP system	2011	HQ Controllers

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
56	All Journal Entries for ITTHQ General Ledger (Co # 600)	2006	HQ Controllers

57	All Journal Entries for ITTHQ General Ledger (Co # 600)	2007	HQ Controllers

58	All Journal Entries for ITTHQ General Ledger (Co # 600)	2008	HQ Controllers

59	All Journal Entries for ITTHQ General Ledger (Co # 600)	2009	HQ Controllers

60	All Journal Entries for ITTHQ General Ledger (Co # 600)	2010	HQ Controllers

61	All Journal Entries for ITTHQ General Ledger (Co # 600)	2011	HQ Controllers

62	All Supporting Source Documentss for the ITTHQ JEs	2006	HQ Controllers

63	All Supporting Source Documentss for the ITTHQ JEs	2007	HQ Controllers

64	All Supporting Source Documentss for the ITTHQ JEs	2008	HQ Controllers

65	All Supporting Source Documentss for the ITTHQ JEs	2009	HQ Controllers

66	All Supporting Source Documentss for the ITTHQ JEs	2010	HQ Controllers

67	All Supporting Source Documentss for the ITTHQ JEs	2011	HQ Controllers

68	ITT HQ Co # 600 “INTERCOMPANY STATEMENT OFF ACCOUNT” — ALL Defense Sites(Group, VCs, BUs), Entire Year (System-generated PDF & .xls formats)	2006	HQ Controllers

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
69	ITT HQ Co # 600 “INTERCOMPANY STATEMENT OFF ACCOUNT” — ALL Defense Sites(Group, VCs, BUs), Entire Year (System-generated PDF & .xls formats)	2007	HQ Controllers

70	ITT HQ Co # 600 “INTERCOMPANY STATEMENT OFF ACCOUNT” — ALL Defense Sites(Group, VCs, BUs), Entire Year (System-generated PDF & .xls formats)	2008	HQ Controllers

71	ITT HQ Co # 600 “INTERCOMPANY STATEMENT OFF ACCOUNT” — ALL Defense Sites(Group, VCs, BUs), Entire Year (System-generated PDF & .xls formats)	2009	HQ Controllers

72	ITT HQ Co # 600 “INTERCOMPANY STATEMENT OFF ACCOUNT” — ALL Defense Sites(Group, VCs, BUs), Entire Year (System-generated PDF & .xls formats)	2010	HQ Controllers

73	ITT HQ Co # 600 “INTERCOMPANY STATEMENT OFF ACCOUNT” — ALL Defense Sites(Group, VCs, BUs), Entire Year (System-generated PDF & .xls formats)	2011	HQ Controllers

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
74	All Supporting Journal Entries for ITTHQ Intercompany Statement of Account	2006	HQ Controllers

75	All Supporting Journal Entries for ITTHQ Intercompany Statement of Account	2007	HQ Controllers

76	All Supporting Journal Entries for ITTHQ Intercompany Statement of Account	2008	HQ Controllers

77	All Supporting Journal Entries for ITTHQ Intercompany Statement of Account	2009	HQ Controllers

78	All Supporting Journal Entries for ITTHQ Intercompany Statement of Account	2010	HQ Controllers

79	All Supporting Journal Entries for ITTHQ Intercompany Statement of Account	2011	HQ Controllers

80	All supporting Source Docs and DC Advices for the ITTHQ I/C Statement JEs	2006	HQ Controllers

81	All supporting Source Docs and DC Advices for the ITTHQ I/C Statement JEs	2007	HQ Controllers

82	All supporting Source Docs and DC Advices for the ITTHQ I/C Statement JEs	2008	HQ Controllers

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
83	All supporting Source Docs and DC Advices for the ITTHQ I/C Statement JEs	2009	HQ Controllers

84	All supporting Source Docs and DC Advices for the ITTHQ I/C Statement JEs	2010	HQ Controllers

85	All supporting Source Docs and DC Advices for the ITTHQ I/C Statement JEs	2011	HQ Controllers

86	Internal Audit Plans /Schedules (ALL)	2006	HQ Internal Audit

87	Internal Audit Plans /Schedules (ALL)	2007	HQ Internal Audit

88	Internal Audit Plans /Schedules (ALL)	2008	HQ Internal Audit

89	Internal Audit Plans /Schedules (ALL)	2009	HQ Internal Audit

90	Internal Audit Plans /Schedules (ALL)	2010	HQ Internal Audit

91	Internal Audit Plans /Schedules (ALL)	2011	HQ Internal Audit

92	Internal Audit Reports, Including COSO	2006	HQ Internal Audit

93	Internal Audit Reports, Including COSO	2007	HQ Internal Audit

94	Internal Audit Reports, Including COSO	2008	HQ Internal Audit

95	Internal Audit Reports, Including COSO	2009	HQ Internal Audit

96	Internal Audit Reports, Including COSO	2010	HQ Internal Audit

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
97	Internal Audit Reports, Including COSO	2011	HQ Internal Audit

98	Internal Audit Generic WPs, including COSO	2006	HQ Internal Audit

99	Internal Audit Generic WPs, including COSO	2007	HQ Internal Audit

100	Internal Audit Generic WPs, including COSO	2008	HQ Internal Audit

101	Internal Audit Generic WPs, including COSO	2009	HQ Internal Audit

102	Internal Audit Generic WPs, including COSO	2010	HQ Internal Audit

103	Internal Audit Generic WPs, including COSO	2011	HQ Internal Audit

104	Internal Audit Completed WPs, including COSO for all Defense, HQ, & FRC sites	2006	HQ Internal Audit

105	Internal Audit Completed WPs, including COSO for all Defense, HQ, & FRC sites	2007	HQ Internal Audit

106	Internal Audit Completed WPs, including COSO for all Defense, HQ, & FRC sites	2008	HQ Internal Audit

107	Internal Audit Completed WPs, including COSO for all Defense, HQ, & FRC sites	2009	HQ Internal Audit

108	Internal Audit Completed WPs, including COSO for all Defense, HQ, & FRC sites	2010	HQ Internal Audit

109	Internal Audit Completed WPs, including COSO for all Defense, HQ, & FRC sites	2011	HQ Internal Audit

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
110	Binders that support the COSO Audit Reports	2006	HQ Internal Audit

111	Binders that support the COSO Audit Reports	2007	HQ Internal Audit

112	Binders that support the COSO Audit Reports	2008	HQ Internal Audit

113	Binders that support the COSO Audit Reports	2009	HQ Internal Audit

114	Binders that support the COSO Audit Reports	2010	HQ Internal Audit

115	Binders that support the COSO Audit Reports	2011	HQ Internal Audit

116	Internal Audit Risk Assessments	2006	HQ Internal Audit

117	Internal Audit Risk Assessments	2007	HQ Internal Audit

118	Internal Audit Risk Assessments	2008	HQ Internal Audit

119	Internal Audit Risk Assessments	2009	HQ Internal Audit

120	Internal Audit Risk Assessments	2010	HQ Internal Audit

121	Internal Audit Risk Assessments	2011	HQ Internal Audit

122	Internal Audit Year-end Mgmt Testing Memos	2006	HQ Internal Audit

123	Internal Audit Year-end Mgmt Testing Memos	2007	HQ Internal Audit

124	Internal Audit Year-end Mgmt Testing Memos	2008	HQ Internal Audit

125	Internal Audit Year-end Mgmt Testing Memos	2009	HQ Internal Audit

126	Internal Audit Year-end Mgmt Testing Memos	2010	HQ Internal Audit

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
127	Internal Audit Year-end Mgmt Testing Memos	2011	HQ Internal Audit

128	Binders that support the IA Year-end Mgmt Testing Memos	2006	HQ Internal Audit

129	Binders that support the IA Year-end Mgmt Testing Memos	2007	HQ Internal Audit

130	Binders that support the IA Year-end Mgmt Testing Memos	2008	HQ Internal Audit

131	Binders that support the IA Year-end Mgmt Testing Memos	2009	HQ Internal Audit

132	Binders that support the IA Year-end Mgmt Testing Memos	2010	HQ Internal Audit

133	Binders that support the IA Year-end Mgmt Testing Memos	2011	HQ Internal Audit

134	internal Audit Year-end Fraud Testing Memos	2006	HQ Internal Audit

135	internal Audit Year-end Fraud Testing Memos	2007	HQ Internal Audit

136	internal Audit Year-end Fraud Testing Memos	2008	HQ Internal Audit

137	internal Audit Year-end Fraud Testing Memos	2009	HQ Internal Audit

138	internal Audit Year-end Fraud Testing Memos	2010	HQ Internal Audit

139	internal Audit Year-end Fraud Testing Memos	2011	HQ Internal Audit

140	Binders that support the IA Year-end Fraud Testing Memos	2006	HQ Internal Audit

141	Binders that support the IA Year-end Fraud Testing Memos	2007	HQ Internal Audit

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
142	Binders that support the IA Year-end Fraud Testing Memos	2008	HQ Internal Audit

143	Binders that support the IA Year-end Fraud Testing Memos	2009	HQ Internal Audit

144	Binders that support the IA Year-end Fraud Testing Memos	2010	HQ Internal Audit

145	Binders that support the IA Year-end Fraud Testing Memos	2011	HQ Internal Audit

146	ITTHQ Generic SOX Templates	2006	HQ Internal Audit

147	ITTHQ Generic SOX Templates	2007	HQ Internal Audit

148	ITTHQ Generic SOX Templates	2008	HQ Internal Audit

149	ITTHQ Generic SOX Templates	2009	HQ Internal Audit

150	ITTHQ Generic SOX Templates	2010	HQ Internal Audit

151	ITTHQ Generic SOX Templates	2011	HQ Internal Audit

152	ITTHQ Code of Conduct — 2006 (PDF version)	2006	HQ Corp Responsibility		Y

153	ITTHQ Code of Conduct — 2009 (PDF version)	2009	HQ Corp Responsibility		Y

154	ITTHQ Code of Conduct — 2011 (PDF version)	2011	HQ Corp Responsibility

155	A copy of the Annual Code of Conduct Training Material	2006	HQ Corp Responsibility

156	A copy of the Annual Code of Conduct Training Material	2007	HQ Corp Responsibility

157	A copy of the Annual Code of Conduct Training Material	2008	HQ Corp Responsibility

158	A copy of the Annual Code of Conduct Training Material	2009	HQ Corp Responsibility

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
159	A copy of the Annual Code of Conduct Training Material	2010	HQ Corp Responsibility

160	A copy of the Annual Code of Conduct Training Material	2011	HQ Corp Responsibility

161	Training Records to support that every ITT Employee has taken the Code of Conduct Training each year.	2006	HQ Corp Responsibility

162	Training Records to support that every ITT Employee has taken the Code of Conduct Training each year.	2007	HQ Corp Responsibility

163	Training Records to support that every ITT Employee has taken the Code of Conduct Training each year.	2008	HQ Corp Responsibility

164	Training Records to support that every ITT Employee has taken the Code of Conduct Training each year.	2009	HQ Corp Responsibility

165	Training Records to support that every ITT Employee has taken the Code of Conduct Training each year.	2010	HQ Corp Responsibility

166	Training Records to support that every ITT Employee has taken the Code of Conduct Training each year.	2011	HQ Corp Responsibility

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
167	Evidence of CCRB Meetings (i.e. Agenda & Signed Roster of Attendees)	2006	HQ Corp Responsibility

168	Evidence of CCRB Meetings (i.e. Agenda & Signed Roster of Attendees)	2007	HQ Corp Responsibility

169	Evidence of CCRB Meetings (i.e. Agenda & Signed Roster of Attendees)	2008	HQ Corp Responsibility

170	Evidence of CCRB Meetings (i.e. Agenda & Signed Roster of Attendees)	2009	HQ Corp Responsibility

171	Evidence of CCRB Meetings (i.e. Agenda & Signed Roster of Attendees)	2010	HQ Corp Responsibility

172	Evidence of CCRB Meetings (i.e. Agenda & Signed Roster of Attendees)	2011	HQ Corp Responsibility

173	All Quarterly E&C Metrics Reports (Raven/Longo)	2006	HQ Corp Responsibility

174	All Quarterly E&C Metrics Reports (Raven/Longo)	2007	HQ Corp Responsibility

175	All Quarterly E&C Metrics Reports (Raven/Longo)	2008	HQ Corp Responsibility

176	All Quarterly E&C Metrics Reports (Raven/Longo)	2009	HQ Corp Responsibility

177	All Quarterly E&C Metrics Reports (Raven/Longo)	2010	HQ Corp Responsibility

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
178	All Quarterly E&C Metrics Reports (Raven/Longo)	2011	HQ Corp Responsibility

179	Evidence of Hotline Posters & Ombudsman Info, and EthicsPoiint Mechanisms (i.e. Policy, Memo, & actual posters)	2006	HQ Corp Responsibility

180	Evidence of Hotline Posters & Ombudsman Info, and EthicsPoiint Mechanisms (i.e. Policy, Memo, & actual posters)	2007	HQ Corp Responsibility

181	Evidence of Hotline Posters & Ombudsman Info, and EthicsPoiint Mechanisms (i.e. Policy, Memo, & actual posters)	2008	HQ Corp Responsibility

182	Evidence of Hotline Posters & Ombudsman Info, and EthicsPoiint Mechanisms (i.e. Policy, Memo, & actual posters)	2009	HQ Corp Responsibility

183	Evidence of Hotline Posters & Ombudsman Info, and EthicsPoiint Mechanisms (i.e. Policy, Memo, & actual posters)	2010	HQ Corp Responsibility

184	Evidence of Hotline Posters & Ombudsman Info, and EthicsPoiint Mechanisms (i.e. Policy, Memo, & actual posters)	2011	HQ Corp Responsibility

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
185	E&C Policies & Procedures/ “Thud” Book	2006	HQ Corp Responsibility

186	E&C Policies & Procedures/ “Thud” Book	2007	HQ Corp Responsibility

187	E&C Policies & Procedures/ “Thud” Book	2008	HQ Corp Responsibility

188	E&C Policies & Procedures/ “Thud” Book	2009	HQ Corp Responsibility

189	E&C Policies & Procedures/ “Thud” Book	2010	HQ Corp Responsibility

190	E&C Policies & Procedures/ “Thud” Book	2011	HQ Corp Responsibility

191	Listing of All ITT Board of Directors and their affiliations	2006	HQ Legal

192	Listing of All ITT Board of Directors and their affiliations	2007	HQ Legal

193	Listing of All ITT Board of Directors and their affiliations	2008	HQ Legal

194	Listing of All ITT Board of Directors and their affiliations	2009	HQ Legal

195	Listing of All ITT Board of Directors and their affiliations	2010	HQ Legal

196	Listing of All ITT Board of Directors and their affiliations	2011	HQ Legal

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
197	ITT Board of Director Minutes (See Comments)	2006	HQ Legal

198	ITT Board of Director Minutes (See Comments)	2007	HQ Legal

199	ITT Board of Director Minutes (See Comments)	2008	HQ Legal

200	ITT Board of Director Minutes (See Comments)	2009	HQ Legal

201	ITT Board of Director Minutes (See Comments)	2010	HQ Legal

202	ITT Board of Director Minutes (See Comments)	2011	HQ Legal

203	ITT Board of Director Audit Committee Minutes (See Comments)	2006	HQ Legal

204	ITT Board of Director Audit Committee Minutes (See Comments)	2007	HQ Legal

205	ITT Board of Director Audit Committee Minutes (See Comments)	2008	HQ Legal

206	ITT Board of Director Audit Committee Minutes (See Comments)	2009	HQ Legal

207	ITT Board of Director Audit Committee Minutes (See Comments)	2010	HQ Legal

208	ITT Board of Director Audit Committee Minutes (See Comments)	2011	HQ Legal

209	ITT Year-end Financial Report, including 10K & Proxy (4 copies)	2006	HQ Controllers

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
210	ITT Year-end Financial Report, including 10K & Proxy (4 copies)	2007	HQ Controllers

211	ITT Year-end Financial Report, including 10K & Proxy (4 copies)	2008	HQ Controllers

212	ITT Year-end Financial Report, including 10K & Proxy (4 copies)	2009	HQ Controllers

213	ITT Year-end Financial Report, including 10K & Proxy (4 copies)	2010	HQ Controllers

214	ITT Year-end Financial Report, including 10K & Proxy (4 copies)	2011	HQ Controllers

215	Federal Income Tax Returns (2 copies)	2006	HQ Tax		Y

216	Federal Income Tax Returns (2 copies)	2007	HQ Tax		Y

217	Federal Income Tax Returns (2 copies)	2008	HQ Tax		Y

218	Federal Income Tax Returns (2 copies)	2009	HQ Tax		Y

219	Federal Income Tax Returns (2 copies)	2010	HQ Tax

220	Federal Income Tax Returns (2 copies)	2011	HQ Tax

221	IRS Form 8109 (Federal Tax Deposit Coupon), Electronic Federal Tax Payment System (EFTPS), or other information to support ITT’s timely payment of payroll taxes.	2006	HQ Tax

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
222	IRS Form 8109 (Federal Tax Deposit Coupon), Electronic Federal Tax Payment System (EFTPS), or other information to support ITT’s timely payment of payroll taxes.	2007	HQ Tax

223	IRS Form 8109 (Federal Tax Deposit Coupon), Electronic Federal Tax Payment System (EFTPS), or other information to support ITT’s timely payment of payroll taxes.	2008	HQ Tax

224	IRS Form 8109 (Federal Tax Deposit Coupon), Electronic Federal Tax Payment System (EFTPS), or other information to support ITT’s timely payment of payroll taxes.	2009	HQ Tax

225	IRS Form 8109 (Federal Tax Deposit Coupon), Electronic Federal Tax Payment System (EFTPS), or other information to support ITT’s timely payment of payroll taxes.	2010	HQ Tax

226	IRS Form 8109 (Federal Tax Deposit Coupon), Electronic Federal Tax Payment System (EFTPS), or other information to support ITT’s timely payment of payroll taxes.	2011	HQ Tax

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
227	ITT Contract with Deloitte & Touche (External Auditors)	2006	HQ Controllers

228	ITT Contract with Deloitte & Touche (External Auditors)	2007	HQ Controllers

229	ITT Contract with Deloitte & Touche (External Auditors)	2008	HQ Controllers

230	ITT Contract with Deloitte & Touche (External Auditors)	2009	HQ Controllers

231	ITT Contract with Deloitte & Touche (External Auditors)	2010	HQ Controllers

232	ITT Contract with Deloitte & Touche (External Auditors)	2011	HQ Controllers

233	ITT Contract with Ernst & Young (Internal Auditors)	2006	HQ Internal Audit

234	ITT Contract with Ernst & Young (Internal Auditors)	2007	HQ Internal Audit

235	ITT Contract with Ernst & Young (Internal Auditors)	2008	HQ Internal Audit

236	ITT Contract with Ernst & Young (Internal Auditors)	2009	HQ Internal Audit

237	ITT Contract with Ernst & Young (Internal Auditors)	2010	HQ Internal Audit

238	ITT Contract with Ernst & Young (Internal Auditors)	2011	HQ Internal Audit

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
239	Organization Charts for ALL ITTHQ Departments	2006	HQ Human Resources

240	Organization Charts for ALL ITTHQ Departments	2007	HQ Human Resources

241	Organization Charts for ALL ITTHQ Departments	2008	HQ Human Resources

242	Organization Charts for ALL ITTHQ Departments	2009	HQ Human Resources

243	Organization Charts for ALL ITTHQ Departments	2010	HQ Human Resources

244	Organization Charts for ALL ITTHQ Departments	2011	HQ Human Resources

245	Listing of All IITT HQ Employees by Department	2006	HQ Human Resources

246	Listing of All IITT HQ Employees by Department	2007	HQ Human Resources

247	Listing of All IITT HQ Employees by Department	2008	HQ Human Resources

248	Listing of All IITT HQ Employees by Department	2009	HQ Human Resources

249	Listing of All IITT HQ Employees by Department	2010	HQ Human Resources

250	Listing of All IITT HQ Employees by Department	2011	HQ Human Resources

251	Floor/Office Layout of ITTHQ Office	2006	HQ Human Resources

252	Floor/Office Layout of ITTHQ Office	2007	HQ Human Resources

253	Floor/Office Layout of ITTHQ Office	2008	HQ Human Resources

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
254	Floor/Office Layout of ITTHQ Office	2009	HQ Human Resources

255	Floor/Office Layout of ITTHQ Office	2010	HQ Human Resources

256	Floor/Office Layout of ITTHQ Office	2011	HQ Human Resources

257	ITT Lease for 4 Red Oak Lane, White Plains NY	2006	HQ Controllers

258	ITT Lease for 1133 Wesrchester Ave, White Plains NY	2008	HQ Controllers

259	ITT HQ W-2s fpr All ITTHQ Executives (19 & above)	2006	FWSS Payroll

260	ITT HQ W-2s fpr All ITTHQ Executives (19 & above)	2007	FWSS Payroll

261	ITT HQ W-2s fpr All ITTHQ Executives (19 & above)	2008	FWSS Payroll

262	ITT HQ W-2s fpr All ITTHQ Executives (19 & above)	2009	FWSS Payroll

263	ITT HQ W-2s fpr All ITTHQ Executives (19 & above)	2010	FWSS Payroll

264	ITT HQ W-2s fpr All ITTHQ Executives (19 & above)	2011	FWSS Payroll

265	ITT HQ W-2s fpr All Remaining ITTHQ Employees (18 & below)	2006	FWSS Payroll

266	ITT HQ W-2s fpr All Remaining ITTHQ Employees (18 & below)	2007	FWSS Payroll

267	ITT HQ W-2s fpr All Remaining ITTHQ Employees (18 & below)	2008	FWSS Payroll

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
268	ITT HQ W-2s fpr All Remaining ITTHQ Employees (18 & below)	2009	FWSS Payroll

269	ITT HQ W-2s fpr All Remaining ITTHQ Employees (18 & below)	2010	FWSS Payroll

270	ITT HQ W-2s fpr All Remaining ITTHQ Employees (18 & below)	2011	FWSS Payroll

271	ITTHQ Co 600 Payroll Register (System-generated PDF format)	2006	FWSS Payroll

272	ITTHQ Co 600 Payroll Register (System-generated PDF format)	2007	FWSS Payroll

273	ITTHQ Co 600 Payroll Register (System-generated PDF format)	2008	FWSS Payroll

274	ITTHQ Co 600 Payroll Register (System-generated PDF format)	2009	FWSS Payroll

275	ITTHQ Co 600 Payroll Register (System-generated PDF format)	2010	FWSS Payroll

276	ITTHQ Co 600 Payroll Register (System-generated PDF format)	2011	FWSS Payroll

277	ITT Executive Compensation Surveys, Bencharking, Analyses performed by ITT, and any other data used used to justify the rreasonableness of Executive Compensation (L. Thumen)	2006	HQ Human Resources

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
278	ITT Executive Compensation Surveys, Bencharking, Analyses performed by ITT, and any other data used used to justify the rreasonableness of Executive Compensation (L. Thumen)	2007	HQ Human Resources

279	ITT Executive Compensation Surveys, Bencharking, Analyses performed by ITT, and any other data used used to justify the rreasonableness of Executive Compensation (L. Thumen)	2008	HQ Human Resources

280	ITT Executive Compensation Surveys, Bencharking, Analyses performed by ITT, and any other data used used to justify the rreasonableness of Executive Compensation (L. Thumen)	2009	HQ Human Resources

281	ITT Executive Compensation Surveys, Bencharking, Analyses performed by ITT, and any other data used used to justify the rreasonableness of Executive Compensation (L. Thumen)	2010	HQ Human Resources

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
282	ITT Executive Compensation Surveys, Bencharking, Analyses performed by ITT, and any other data used used to justify the rreasonableness of Executive Compensation (L. Thumen)	2011	HQ Human Resources

283	ITTHQ Corporate Policies & Procedures (ALL)	2006	HQ Corp Responsibility

284	ITTHQ Corporate Policies & Procedures (ALL)	2007	HQ Corp Responsibility

285	ITTHQ Corporate Policies & Procedures (ALL)	2008	HQ Corp Responsibility

286	ITTHQ Corporate Policies & Procedures (ALL)	2009	HQ Corp Responsibility

287	ITTHQ Corporate Policies & Procedures (ALL)	2010	HQ Corp Responsibility

288	ITTHQ Corporate Policies & Procedures (ALL)	2011	HQ Corp Responsibility

289	SAS 70 Reports & Contract/Agreements for all 3rd Party Service Providers that ITTHQ uses.	2006	Mulitple HQ Depts

290	SAS 70 Reports & Contract/Agreements for all 3rd Party Service Providers that ITTHQ uses.	2007	Mulitple HQ Depts

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
291	SAS 70 Reports & Contract/Agreements for all 3rd Party Service Providers that ITTHQ uses.	2008	Mulitple HQ Depts

292	SAS 70 Reports & Contract/Agreements for all 3rd Party Service Providers that ITTHQ uses.	2009	Mulitple HQ Depts

293	SAS 70 Reports & Contract/Agreements for all 3rd Party Service Providers that ITTHQ uses.	2010	Mulitple HQ Depts

294	SAS 70 Reports & Contract/Agreements for all 3rd Party Service Providers that ITTHQ uses.	2011	Mulitple HQ Depts

295	HFM Data Suppiort for 3 Factor Formala Calculations (System-generated PDF format)	2006	HQ Controllers

296	HFM Data Suppiort for 3 Factor Formala Calculations (System-generated PDF format)	2007	HQ Controllers

297	HFM Data Suppiort for 3 Factor Formala Calculations (System-generated PDF format)	2008	HQ Controllers

298	HFM Data Suppiort for 3 Factor Formala Calculations (System-generated PDF format)	2009	HQ Controllers

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
299	HFM Data Suppiort for 3 Factor Formala Calculations (System-generated PDF format)	2010	HQ Controllers

300	HFM Data Suppiort for 3 Factor Formala Calculations (System-generated PDF format)	2011	HQ Controllers

301	Bonus Agreements/Approvals for ALL ITTHQ Employess (Non-Execs)	2006	HQ Human Resources

302	Bonus Agreements/Approvals for ALL ITTHQ Employess (Non-Execs)	2007	HQ Human Resources

303	Bonus Agreements/Approvals for ALL ITTHQ Employess (Non-Execs)	2008	HQ Human Resources

304	Bonus Agreements/Approvals for ALL ITTHQ Employess (Non-Execs)	2009	HQ Human Resources

305	Bonus Agreements/Approvals for ALL ITTHQ Employess (Non-Execs)	2010	HQ Human Resources

306	Bonus Agreements/Approvals for ALL ITTHQ Employess (Non-Execs)	2011	HQ Human Resources

307	Bonus Agreements/Approvals for All ITT Executives (HQ, SS, DEF)	2006	HQ Human Resources

308	Bonus Agreements/Approvals for All ITT Executives (HQ, SS, DEF)	2007	HQ Human Resources

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
309	Bonus Agreements/Approvals for All ITT Executives (HQ, SS, DEF)	2008	HQ Human Resources

310	Bonus Agreements/Approvals for All ITT Executives (HQ, SS, DEF)	2009	HQ Human Resources

311	Bonus Agreements/Approvals for All ITT Executives (HQ, SS, DEF)	2010	HQ Human Resources

312	Bonus Agreements/Approvals for All ITT Executives (HQ, SS, DEF)	2011	HQ Human Resources

313	TSR Statements for ALL ITT HQ, SS, & DEFENSE Employees	2006	HQ Human Resources

314	TSR Statements for ALL ITT HQ, SS, & DEFENSE Employees	2007	HQ Human Resources

315	TSR Statements for ALL ITT HQ, SS, & DEFENSE Employees	2008	HQ Human Resources

316	TSR Statements for ALL ITT HQ, SS, & DEFENSE Employees	2009	HQ Human Resources

317	TSR Statements for ALL ITT HQ, SS, & DEFENSE Employees	2010	HQ Human Resources

318	TSR Statements for ALL ITT HQ, SS, & DEFENSE Employees	2011	HQ Human Resources

319	LTIP Calculations (M Hahn) w/supporting source documentation	2006	HQ Controllers

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
320	LTIP Calculations (M Hahn) w/supporting source documentation	2007	HQ Controllers

321	LTIP Calculations (M Hahn) w/supporting source documentation	2008	HQ Controllers

322	LTIP Calculations (M Hahn) w/supporting source documentation	2009	HQ Controllers

323	LTIP Calculations (M Hahn) w/supporting source documentation	2010	HQ Controllers

324	LTIP Calculations (M Hahn) w/supporting source documentation	2011	HQ Controllers

325	Approvals/Supporting Docs for ALL ITTHQ Service Recognition Awards (To support expense booked in Co 600 A&G)	2006	HQ Controllers

326	Approvals/Supporting Docs for ALL ITTHQ Service Recognition Awards (To support expense booked in Co 600 A&G)	2007	HQ Controllers

327	Approvals/Supporting Docs for ALL ITTHQ Service Recognition Awards (To support expense booked in Co 600 A&G)	2008	HQ Controllers

328	Approvals/Supporting Docs for ALL ITTHQ Service Recognition Awards (To support expense booked in Co 600 A&G)	2009	HQ Controllers

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
329	Approvals/Supporting Docs for ALL ITTHQ Service Recognition Awards (To support expense booked in Co 600 A&G)	2010	HQ Controllers

330	Approvals/Supporting Docs for ALL ITTHQ Service Recognition Awards (To support expense booked in Co 600 A&G)	2011	HQ Controllers

331	Approvals/Supporting Docs for ALL ITTHQ Tuition Reimburesments (To support expense booked in Co 600 A&G)	2006	HQ Controllers

332	Approvals/Supporting Docs for ALL ITTHQ Tuition Reimburesments (To support expense booked in Co 600 A&G)	2007	HQ Controllers

333	Approvals/Supporting Docs for ALL ITTHQ Tuition Reimburesments (To support expense booked in Co 600 A&G)	2008	HQ Controllers

334	Approvals/Supporting Docs for ALL ITTHQ Tuition Reimburesments (To support expense booked in Co 600 A&G)	2009	HQ Controllers

335	Approvals/Supporting Docs for ALL ITTHQ Tuition Reimburesments (To support expense booked in Co 600 A&G)	2010	HQ Controllers

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
336	Approvals/Supporting Docs for ALL ITTHQ Tuition Reimburesments (To support expense booked in Co 600 A&G)	2011	HQ Controllers

337	PARs/Approvals for ALL Software Acquisiitions at ITTHQ Co # 600	2006	HQ Controllers

338	PARs/Approvals for ALL Software Acquisiitions at ITTHQ Co # 601	2007	HQ Controllers

339	PARs/Approvals for ALL Software Acquisiitions at ITTHQ Co # 602	2008	HQ Controllers

340	PARs/Approvals for ALL Software Acquisiitions at ITTHQ Co # 603	2009	HQ Controllers

341	PARs/Approvals for ALL Software Acquisiitions at ITTHQ Co # 604	2010	HQ Controllers

342	PARs/Approvals for ALL Software Acquisiitions at ITTHQ Co # 605	2011	HQ Controllers

343	PARs/Approvals for ALL Capital Expebdiures/Acquisiitions at ITT HQ Co 600 Locations	2006	HQ Controllers

344	PARs/Approvals for ALL Capital Expebdiures/Acquisiitions at ITT HQ Co 600 Locations	2007	HQ Controllers

345	PARs/Approvals for ALL Capital Expebdiures/Acquisiitions at ITT HQ Co 600 Locations	2008	HQ Controllers

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
346	PARs/Approvals for ALL Capital Expebdiures/Acquisiitions at ITT HQ Co 600 Locations	2009	HQ Controllers

347	PARs/Approvals for ALL Capital Expebdiures/Acquisiitions at ITT HQ Co 600 Locations	2010	HQ Controllers

348	PARs/Approvals for ALL Capital Expebdiures/Acquisiitions at ITT HQ Co 600 Locations	2011	HQ Controllers

349	Fixed Assets Register for all ITT HQ Co 600 Fixed Assets	2006	HQ Controllers

350	Fixed Assets Register for all ITT HQ Co 600 Fixed Assets	2007	HQ Controllers

351	Fixed Assets Register for all ITT HQ Co 600 Fixed Assets	2008	HQ Controllers

352	Fixed Assets Register for all ITT HQ Co 600 Fixed Assets	2009	HQ Controllers

353	Fixed Assets Register for all ITT HQ Co 600 Fixed Assets	2010	HQ Controllers

354	Fixed Assets Register for all ITT HQ Co 600 Fixed Assets	2011	HQ Controllers

355	Depreciation Basis for ALL ITTHQ Co 600 Fixed Assets	2006	HQ Controllers

356	Depreciation Basis for ALL ITTHQ Co 600 Fixed Assets	2007	HQ Controllers

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
357	Depreciation Basis for ALL ITTHQ Co 600 Fixed Assets	2008	HQ Controllers

358	Depreciation Basis for ALL ITTHQ Co 600 Fixed Assets	2009	HQ Controllers

359	Depreciation Basis for ALL ITTHQ Co 600 Fixed Assets	2010	HQ Controllers

360	Depreciation Basis for ALL ITTHQ Co 600 Fixed Assets	2011	HQ Controllers

361	Invoices for All Fixed Assers at ITTHQ Co 600	2006	HQ Controllers

362	Invoices for All Fixed Assers at ITTHQ Co 601	2007	HQ Controllers

363	Invoices for All Fixed Assers at ITTHQ Co 602	2008	HQ Controllers

364	Invoices for All Fixed Assers at ITTHQ Co 603	2009	HQ Controllers

365	Invoices for All Fixed Assers at ITTHQ Co 604	2010	HQ Controllers

366	Invoices for All Fixed Assers at ITTHQ Co 605	2011	HQ Controllers

367	Leasehold Improvememt Register for all ITT HQ Co 600 Leasehold Imps	2006	HQ Controllers

368	Leasehold Improvememt Register for all ITT HQ Co 600 Leasehold Imps	2007	HQ Controllers

369	Leasehold Improvememt Register for all ITT HQ Co 600 Leasehold Imps	2008	HQ Controllers

370	Leasehold Improvememt Register for all ITT HQ Co 600 Leasehold Imps	2009	HQ Controllers

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
371	Leasehold Improvememt Register for all ITT HQ Co 600 Leasehold Imps	2010	HQ Controllers

372	Leasehold Improvememt Register for all ITT HQ Co 600 Leasehold Imps	2011	HQ Controllers

373	Amortization Basis for ALL ITTHQ Co 600 Leasehold Improvs	2006	HQ Controllers

374	Amortization Basis for ALL ITTHQ Co 600 Leasehold Improvs	2007	HQ Controllers

375	Amortization Basis for ALL ITTHQ Co 600 Leasehold Improvs	2008	HQ Controllers

376	Amortization Basis for ALL ITTHQ Co 600 Leasehold Improvs	2009	HQ Controllers

377	Amortization Basis for ALL ITTHQ Co 600 Leasehold Improvs	2010	HQ Controllers

378	Amortization Basis for ALL ITTHQ Co 600 Leasehold Improvs	2011	HQ Controllers

379	Invoices for All Leasehold Improvs at ITTHQ Co 600	2006	HQ Controllers

380	Invoices for All Leasehold Improvs at ITTHQ Co 600	2007	HQ Controllers

381	Invoices for All Leasehold Improvs at ITTHQ Co 600	2008	HQ Controllers

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
382	Invoices for All Leasehold Improvs at ITTHQ Co 600	2009	HQ Controllers

383	Invoices for All Leasehold Improvs at ITTHQ Co 600	2010	HQ Controllers

384	Invoices for All Leasehold Improvs at ITTHQ Co 600	2011	HQ Controllers

385	Rental Agreements that support all Acct 451/455 Rental Expenses	2006	HQ Controllers

386	Rental Agreements that support all Acct 451/455 Rental Expenses	2007	HQ Controllers

387	Rental Agreements that support all Acct 451/455 Rental Expenses	2008	HQ Controllers

388	Rental Agreements that support all Acct 451/455 Rental Expenses	2009	HQ Controllers

389	Rental Agreements that support all Acct 451/455 Rental Expenses	2010	HQ Controllers

390	Rental Agreements that support all Acct 451/455 Rental Expenses	2011	HQ Controllers

391	Agreements/Contracts with Temporary Help & Temp Agencies (Acct 738)	2006	HQ Human Resources

392	Agreements/Contracts with Temporary Help & Temp Agencies (Acct 738)	2007	HQ Human Resources

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
393	Agreements/Contracts with Temporary Help & Temp Agencies (Acct 738)	2008	HQ Human Resources

394	Agreements/Contracts with Temporary Help & Temp Agencies (Acct 738)	2009	HQ Human Resources

395	Agreements/Contracts with Temporary Help & Temp Agencies (Acct 738)	2010	HQ Human Resources

396	Agreements/Contracts with Temporary Help & Temp Agencies (Acct 738)	2011	HQ Human Resources

397	Agreements/Contracts with Employment Agencies, Search Agencies, and Executive Searches (i.e. Acct 741), for ALL employment searches	2006	HQ Human Resources

398	Agreements/Contracts with Employment Agencies, Search Agencies, and Executive Searches (i.e. Acct 741), for ALL employment searches	2007	HQ Human Resources

399	Agreements/Contracts with Employment Agencies, Search Agencies, and Executive Searches (i.e. Acct 741), for ALL employment searches	2008	HQ Human Resources

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
400	Agreements/Contracts with Employment Agencies, Search Agencies, and Executive Searches (i.e. Acct 741), for ALL employment searches	2009	HQ Human Resources

401	Agreements/Contracts with Employment Agencies, Search Agencies, and Executive Searches (i.e. Acct 741), for ALL employment searches	2010	HQ Human Resources

402	Agreements/Contracts with Employment Agencies, Search Agencies, and Executive Searches (i.e. Acct 741), for ALL employment searches	2011	HQ Human Resources

403	Relocation Expense Supprting Docs (Acct 744)	2006	HQ Human Resources

404	Relocation Expense Supprting Docs (Acct 744)	2007	HQ Human Resources

405	Relocation Expense Supprting Docs (Acct 744)	2008	HQ Human Resources

406	Relocation Expense Supprting Docs (Acct 744)	2009	HQ Human Resources

407	Relocation Expense Supprting Docs (Acct 744)	2010	HQ Human Resources

408	Relocation Expense Supprting Docs (Acct 744)	2011	HQ Human Resources

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
409	Contracts/Agreements for ALL ITT BOARD OF DIRECTORS (Acct 750)	2006	HQ Legal

410	Contracts/Agreements for ALL ITT BOARD OF DIRECTORS (Acct 750)	2007	HQ Legal

411	Contracts/Agreements for ALL ITT BOARD OF DIRECTORS (Acct 750)	2008	HQ Legal

412	Contracts/Agreements for ALL ITT BOARD OF DIRECTORS (Acct 750)	2009	HQ Legal

413	Contracts/Agreements for ALL ITT BOARD OF DIRECTORS (Acct 750)	2010	HQ Legal

414	Contracts/Agreements for ALL ITT BOARD OF DIRECTORS (Acct 750)	2011	HQ Legal

415	Supporting Docs for ALL ITT BOARD OF DIRECTORS FEES (Acct 750)	2006	HQ Legal

416	Supporting Docs for ALL ITT BOARD OF DIRECTORS FEES (Acct 750)	2007	HQ Legal

417	Supporting Docs for ALL ITT BOARD OF DIRECTORS FEES (Acct 750)	2008	HQ Legal

418	Supporting Docs for ALL ITT BOARD OF DIRECTORS FEES (Acct 750)	2009	HQ Legal

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
419	Supporting Docs for ALL ITT BOARD OF DIRECTORS FEES (Acct 750)	2010	HQ Legal

420	Supporting Docs for ALL ITT BOARD OF DIRECTORS FEES (Acct 750)	2011	HQ Legal

421	G/L Support for ALL ITTHQ Co 600 Severance Expense (System-generated PDF and xls format)	2006	FWSS Payroll

422	G/L Support for ALL ITTHQ Co 600 Severance Expense (System-generated PDF and xls format)	2007	FWSS Payroll

423	G/L Support for ALL ITTHQ Co 600 Severance Expense (System-generated PDF and xls format)	2008	FWSS Payroll

424	G/L Support for ALL ITTHQ Co 600 Severance Expense (System-generated PDF and xls format)	2009	FWSS Payroll

425	G/L Support for ALL ITTHQ Co 600 Severance Expense (System-generated PDF and xls format)	2010	FWSS Payroll

426	G/L Support for ALL ITTHQ Co 600 Severance Expense (System-generated PDF and xls format)	2011	FWSS Payroll

427	Termination Agreements for ALL ITTHQ Co 600 Severed Employees	2006	HQ Human Resources

428	Termination Agreements for ALL ITTHQ Co 600 Severed Employees	2007	HQ Human Resources

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
429	Termination Agreements for ALL ITTHQ Co 600 Severed Employees	2008	HQ Human Resources

430	Termination Agreements for ALL ITTHQ Co 600 Severed Employees	2009	HQ Human Resources

431	Termination Agreements for ALL ITTHQ Co 600 Severed Employees	2010	HQ Human Resources

432	Termination Agreements for ALL ITTHQ Co 600 Severed Employees	2011	HQ Human Resources

433	Concur Reports for ALL EXPENSES that are charged through Concur at ITTHQ (System-generated?) See Comments)	2006	FWSS Travel

434	Concur Reports for ALL EXPENSES that are charged through Concur at ITTHQ (System-generated?) See Comments)	2007	FWSS Travel

435	Concur Reports for ALL EXPENSES that are charged through Concur at ITTHQ (System-generated?) See Comments)	2008	FWSS Travel

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
436	Concur Reports for ALL EXPENSES that are charged through Concur at ITTHQ (System-generated?) See Comments)	2009	FWSS Travel

437	Concur Reports for ALL EXPENSES that are charged through Concur at ITTHQ (System-generated?) See Comments)	2010	FWSS Travel

438	Concur Reports for ALL EXPENSES that are charged through Concur at ITTHQ (System-generated?) See Comments)	2011	FWSS Travel

439	Supporting Docs/Receipts fo ALL EXPENSES that are charged through Concur at ITTHQ	2006	FWSS Travel

440	Supporting Docs/Receipts fo ALL EXPENSES that are charged through Concur at ITTHQ	2007	FWSS Travel

441	Supporting Docs/Receipts fo ALL EXPENSES that are charged through Concur at ITTHQ	2008	FWSS Travel

442	Supporting Docs/Receipts fo ALL EXPENSES that are charged through Concur at ITTHQ	2009	FWSS Travel

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
443	Supporting Docs/Receipts fo ALL EXPENSES that are charged through Concur at ITTHQ	2010	FWSS Travel

444	Supporting Docs/Receipts fo ALL EXPENSES that are charged through Concur at ITTHQ	2011	FWSS Travel

445	ALL Consultant Agreements/Contracts at ITTHQ Co 600 (Acct 734 & 735)	2006	Mulitple HQ Depts

446	ALL Consultant Agreements/Contracts at ITTHQ Co 600 (Acct 734 & 735)	2007	Mulitple HQ Depts

447	ALL Consultant Agreements/Contracts at ITTHQ Co 600 (Acct 734 & 735)	2008	Mulitple HQ Depts

448	ALL Consultant Agreements/Contracts at ITTHQ Co 600 (Acct 734 & 735)	2009	Mulitple HQ Depts

449	ALL Consultant Agreements/Contracts at ITTHQ Co 600 (Acct 734 & 735)	2010	Mulitple HQ Depts

450	ALL Consultant Agreements/Contracts at ITTHQ Co 600 (Acct 734 & 735)	2011	Mulitple HQ Depts

451	Pension Buck Reports	2006	HQ Pension Dept

452	Pension Buck Reports	2007	HQ Pension Dept

453	Pension Buck Reports	2008	HQ Pension Dept

454	Pension Buck Reports	2009	HQ Pension Dept

455	Pension Buck Reports	2010	HQ Pension Dept

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
456	Pension Buck Reports	2011	HQ Pension Dept

457	Supporting Data that ITTHQ sent to Buck for the actualials to calculate CAS Complaint Pension Expenses & Contributions	2006	HQ Pension Dept

458	Supporting Data that ITTHQ sent to Buck for the actualials to calculate CAS Complaint Pension Expenses & Contributions	2007	HQ Pension Dept

459	Supporting Data that ITTHQ sent to Buck for the actualials to calculate CAS Complaint Pension Expenses & Contributions	2008	HQ Pension Dept

460	Supporting Data that ITTHQ sent to Buck for the actualials to calculate CAS Complaint Pension Expenses & Contributions	2009	HQ Pension Dept

461	Supporting Data that ITTHQ sent to Buck for the actualials to calculate CAS Complaint Pension Expenses & Contributions	2010	HQ Pension Dept

462	Supporting Data that ITTHQ sent to Buck for the actualials to calculate CAS Complaint Pension Expenses & Contributions	2011	HQ Pension Dept

463	IRS Form 5500	2006	HQ Pension Dept

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
464	IRS Form 5500	2007	HQ Pension Dept

465	IRS Form 5500	2008	HQ Pension Dept

466	IRS Form 5500	2009	HQ Pension Dept

467	IRS Form 5500	2010	HQ Pension Dept

468	IRS Form 5500	2011	HQ Pension Dept

469	Trustee Report (Northern Master Trust?) and explanations for any significant withdrawals of pension assets. Need to ensure that Government contributed pension assets are protected.	2006	HQ Pension Dept

470	Trustee Report (Northern Master Trust?) and explanations for any significant withdrawals of pension assets. Need to ensure that Government contributed pension assets are protected.	2007	HQ Pension Dept

471	Trustee Report (Northern Master Trust?) and explanations for any significant withdrawals of pension assets. Need to ensure that Government contributed pension assets are protected.	2008	HQ Pension Dept

472	Trustee Report (Northern Master Trust?) and explanations for any significant withdrawals of pension assets. Need to ensure that Government contributed pension assets are protected.	2009	HQ Pension Dept

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
473	Trustee Report (Northern Master Trust?) and explanations for any significant withdrawals of pension assets. Need to ensure that Government contributed pension assets are protected.	2010	HQ Pension Dept

474	Trustee Report (Northern Master Trust?) and explanations for any significant withdrawals of pension assets. Need to ensure that Government contributed pension assets are protected.	2011	HQ Pension Dept

475	Calculations of Post-Retirement Benefits (PRB) Allocation to HQ, DEHQ, Defense BUs.	2006	HQ Pension Dept

476	Calculations of Post-Retirement Benefits (PRB) Allocation to HQ, DEHQ, Defense BUs.	2007	HQ Pension Dept

477	Calculations of Post-Retirement Benefits (PRB) Allocation to HQ, DEHQ, Defense BUs.	2008	HQ Pension Dept

478	Calculations of Post-Retirement Benefits (PRB) Allocation to HQ, DEHQ, Defense BUs.	2009	HQ Pension Dept

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
479	Calculations of Post-Retirement Benefits (PRB) Allocation to HQ, DEHQ, Defense BUs.	2010	HQ Pension Dept

480	Calculations of Post-Retirement Benefits (PRB) Allocation to HQ, DEHQ, Defense BUs.	2011	HQ Pension Dept

481	Supporting Source Docs for each element of the Calculations of PRBs Alllocation to HQ, DEHQ, Defense BUs.	2006	HQ Pension Dept

482	Supporting Source Docs for each element of the Calculations of PRBs Alllocation to HQ, DEHQ, Defense BUs.	2007	HQ Pension Dept

483	Supporting Source Docs for each element of the Calculations of PRBs Alllocation to HQ, DEHQ, Defense BUs.	2008	HQ Pension Dept

484	Supporting Source Docs for each element of the Calculations of PRBs Alllocation to HQ, DEHQ, Defense BUs.	2009	HQ Pension Dept

485	Supporting Source Docs for each element of the Calculations of PRBs Alllocation to HQ, DEHQ, Defense BUs.	2010	HQ Pension Dept

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
486	Supporting Source Docs for each element of the Calculations of PRBs Alllocation to HQ, DEHQ, Defense BUs.	2011	HQ Pension Dept

487	Support for the Medical & Dental Cost (i.e. Statements from the Trust and Proof of ITT Payment to fund the trust,, etc)	2006	HQ Pension Dept

488	Support for the Medical & Dental Cost (i.e. Statements from the Trust and Proof of ITT Payment to fund the trust,, etc)	2007	HQ Pension Dept

489	Support for the Medical & Dental Cost (i.e. Statements from the Trust and Proof of ITT Payment to fund the trust,, etc)	2008	HQ Pension Dept

490	Support for the Medical & Dental Cost (i.e. Statements from the Trust and Proof of ITT Payment to fund the trust,, etc)	2009	HQ Pension Dept

491	Support for the Medical & Dental Cost (i.e. Statements from the Trust and Proof of ITT Payment to fund the trust,, etc)	2010	HQ Pension Dept

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
492	Support for the Medical & Dental Cost (i.e. Statements from the Trust and Proof of ITT Payment to fund the trust,, etc)	2011	HQ Pension Dept

493	Listing of Participants in the PRBs to support PRB eligibility	2006	HQ Pension Dept		Y

494	Listing of Participants in the PRBs to support PRB eligibility	2007	HQ Pension Dept

495	Listing of Participants in the PRBs to support PRB eligibility	2008	HQ Pension Dept

496	Listing of Participants in the PRBs to support PRB eligibility	2009	HQ Pension Dept		Y

497	Listing of Participants in the PRBs to support PRB eligibility	2010	HQ Pension Dept		Y

498	Listing of Participants in the PRBs to support PRB eligibility	2011	HQ Pension Dept

499	Acturial Reports for EDO Frozen Pension Costs	2008	HQ Pension Dept		Y

500	Acturial Reports for EDO Frozen Pension Costs	2009	HQ Pension Dept		Y

501	Acturial Reports for EDO Frozen Pension Costs	2010	HQ Pension Dept		Y

502	Acturial Reports for EDO Frozen Pension Costs	2011	HQ Pension Dept		Y

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
503	Acturial Reports for EDO Frozen Pension Costs	2012	HQ Pension Dept		Y

504	Supporting Data that ITT sent to Actuariials to calculate CAS Complaint EDO Frozen Pension Expenses & Contributions	2008	HQ Pension Dept		Y

505	Supporting Data that ITT sent to Actuariials to calculate CAS Complaint EDO Frozen Pension Expenses & Contributions	2009	HQ Pension Dept		Y

506	Supporting Data that ITT sent to Actuariials to calculate CAS Complaint EDO Frozen Pension Expenses & Contributions	2010	HQ Pension Dept		Y

507	Supporting Data that ITT sent to Actuariials to calculate CAS Complaint EDO Frozen Pension Expenses & Contributions	2011	HQ Pension Dept		Y

508	Supporting Data that ITT sent to Actuariials to calculate CAS Complaint EDO Frozen Pension Expenses & Contributions	2012	HQ Pension Dept		Y

509	Agreements with Empire for the Administrtion of ITT Healthcare Costs	2006	HQ Pension Dept

510	Agreements with Empire for the Administrtion of ITT Healthcare Costs	2007	HQ Pension Dept

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
511	Agreements with Empire for the Administrtion of ITT Healthcare Costs	2008	HQ Pension Dept

512	Agreements with Empire for the Administrtion of ITT Healthcare Costs	2009	HQ Pension Dept

513	Agreements with Empire for the Administrtion of ITT Healthcare Costs	2010	HQ Pension Dept

514	Agreements with Empire for the Administrtion of ITT Healthcare Costs	2011	HQ Pension Dept

515	Calculations of Healthcare Allocation to HQ, DEHQ, Defense BUs.	2006	HQ Pension Dept

516	Calculations of Healthcare Allocation to HQ, DEHQ, Defense BUs.	2007	HQ Pension Dept

517	Calculations of Healthcare Allocation to HQ, DEHQ, Defense BUs.	2008	HQ Pension Dept

518	Calculations of Healthcare Allocation to HQ, DEHQ, Defense BUs.	2009	HQ Pension Dept

519	Calculations of Healthcare Allocation to HQ, DEHQ, Defense BUs.	2010	HQ Pension Dept

520	Calculations of Healthcare Allocation to HQ, DEHQ, Defense BUs.	2011	HQ Pension Dept

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
521	Calculations of Healthcare Rates (ii.e. EE, EE +1, EE +Family) for all types of H/C types	2006	HQ Pension Dept

522	Calculations of Healthcare Rates (ii.e. EE, EE +1, EE +Family) for all types of H/C types	2007	HQ Pension Dept

523	Calculations of Healthcare Rates (ii.e. EE, EE +1, EE +Family) for all types of H/C types	2008	HQ Pension Dept

524	Calculations of Healthcare Rates (ii.e. EE, EE +1, EE +Family) for all types of H/C types	2009	HQ Pension Dept

525	Calculations of Healthcare Rates (ii.e. EE, EE +1, EE +Family) for all types of H/C types	2010	HQ Pension Dept

526	Calculations of Healthcare Rates (ii.e. EE, EE +1, EE +Family) for all types of H/C types	2011	HQ Pension Dept

527	Supporting Source Docs for each element of the Calculations of IHealthcare Alllocation to HQ, DEHQ, Defense BUs.	2006	HQ Pension Dept

528	Supporting Source Docs for each element of the Calculations of IHealthcare Alllocation to HQ, DEHQ, Defense BUs.	2007	HQ Pension Dept

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
529	Supporting Source Docs for each element of the Calculations of IHealthcare Alllocation to HQ, DEHQ, Defense BUs.	2008	HQ Pension Dept

530	Supporting Source Docs for each element of the Calculations of IHealthcare Alllocation to HQ, DEHQ, Defense BUs.	2009	HQ Pension Dept

531	Supporting Source Docs for each element of the Calculations of IHealthcare Alllocation to HQ, DEHQ, Defense BUs.	2010	HQ Pension Dept

532	Supporting Source Docs for each element of the Calculations of IHealthcare Alllocation to HQ, DEHQ, Defense BUs.	2011	HQ Pension Dept

533	Support for the Healthcare Partipants by BU.	2006	HQ Pension Dept

534	Support for the Healthcare Partipants by BU.	2007	HQ Pension Dept

535	Support for the Healthcare Partipants by BU.	2008	HQ Pension Dept

536	Support for the Healthcare Partipants by BU.	2009	HQ Pension Dept

537	Support for the Healthcare Partipants by BU.	2010	HQ Pension Dept

538	Support for the Healthcare Partipants by BU.	2011	HQ Pension Dept

539	Dependant Eligilbility Healthcare 3rd Party Audit and Results	2011	HQ Pension Dept

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
540	Agreements with Met Life for the Administrtion of ITT Healthcare Costs	2006	HQ Pension Dept

541	Agreements with Met Life for the Administrtion of ITT Healthcare Costs	2007	HQ Pension Dept

542	Agreements with Met Life for the Administrtion of ITT Healthcare Costs	2008	HQ Pension Dept

543	Agreements with Met Life for the Administrtion of ITT Healthcare Costs	2009	HQ Pension Dept

544	Agreements with Met Life for the Administrtion of ITT Healthcare Costs	2010	HQ Pension Dept

545	Agreements with Met Life for the Administrtion of ITT Healthcare Costs	2011	HQ Pension Dept

546	Calculations of Met Life Allocation to HQ, DEHQ, Defense BUs.	2006	HQ Pension Dept

547	Calculations of Met Life Allocation to HQ, DEHQ, Defense BUs.	2007	HQ Pension Dept

548	Calculations of Met Life Allocation to HQ, DEHQ, Defense BUs.	2008	HQ Pension Dept

549	Calculations of Met Life Allocation to HQ, DEHQ, Defense BUs.	2009	HQ Pension Dept

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
550	Calculations of Met Life Allocation to HQ, DEHQ, Defense BUs.	2010	HQ Pension Dept

551	Calculations of Met Life Allocation to HQ, DEHQ, Defense BUs.	2011	HQ Pension Dept

552	Calculations of Met Life Rates (ii.e. EE, EE +1, EE +Family) for all types of H/C types	2006	HQ Pension Dept

553	Calculations of Met Life Rates (ii.e. EE, EE +1, EE +Family) for all types of H/C types	2007	HQ Pension Dept

554	Calculations of Met Life Rates (ii.e. EE, EE +1, EE +Family) for all types of H/C types	2008	HQ Pension Dept

555	Calculations of Met Life Rates (ii.e. EE, EE +1, EE +Family) for all types of H/C types	2009	HQ Pension Dept

556	Calculations of Met Life Rates (ii.e. EE, EE +1, EE +Family) for all types of H/C types	2010	HQ Pension Dept

557	Calculations of Met Life Rates (ii.e. EE, EE +1, EE +Family) for all types of H/C types	2011	HQ Pension Dept

558	Supporting Source Docs for each element of the Calculations of MetLife Dental Alllocation to HQ, DEHQ, Defense BUs.	2006	HQ Pension Dept

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
559	Supporting Source Docs for each element of the Calculations of MetLife Dental Alllocation to HQ, DEHQ, Defense BUs.	2007	HQ Pension Dept

560	Supporting Source Docs for each element of the Calculations of MetLife Dental Alllocation to HQ, DEHQ, Defense BUs.	2008	HQ Pension Dept

561	Supporting Source Docs for each element of the Calculations of MetLife Dental Alllocation to HQ, DEHQ, Defense BUs.	2009	HQ Pension Dept

562	Supporting Source Docs for each element of the Calculations of MetLife Dental Alllocation to HQ, DEHQ, Defense BUs.	2010	HQ Pension Dept

563	Supporting Source Docs for each element of the Calculations of MetLife Dental Alllocation to HQ, DEHQ, Defense BUs.	2011	HQ Pension Dept

564	Support for the Met Life Partipants by BU.	2006	HQ Pension Dept

565	Support for the Met Life Partipants by BU.	2007	HQ Pension Dept

566	Support for the Met Life Partipants by BU.	2008	HQ Pension Dept

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
567	Support for the Met Life Partipants by BU.	2009	HQ Pension Dept

568	Support for the Met Life Partipants by BU.	2010	HQ Pension Dept

569	Support for the Met Life Partipants by BU.	2011	HQ Pension Dept

570	Dependant Eligilbility Dental 3rd Party Audit and Results	2011	HQ Pension Dept

571	ISP/401k Allocation Worksheets	2006	FWSS Acctg

572	ISP/401k Allocation Worksheets	2007	FWSS Acctg

573	ISP/401k Allocation Worksheets	2008	FWSS Acctg

574	ISP/401k Allocation Worksheets	2009	FWSS Acctg

575	ISP/401k Allocation Worksheets	2010	FWSS Acctg

576	ISP/401k Allocation Worksheets	2011	FWSS Acctg

577	Supporting Source Docs for each element of the Calculations of ISP/401k Alllocation to HQ, DEHQ, Defense BUs.	2006	FWSS Acctg

578	Supporting Source Docs for each element of the Calculations of ISP/401k Alllocation to HQ, DEHQ, Defense BUs.	2007	FWSS Acctg

579	Supporting Source Docs for each element of the Calculations of ISP/401k Alllocation to HQ, DEHQ, Defense BUs.	2008	FWSS Acctg

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
580	Supporting Source Docs for each element of the Calculations of ISP/401k Alllocation to HQ, DEHQ, Defense BUs.	2009	FWSS Acctg

581	Supporting Source Docs for each element of the Calculations of ISP/401k Alllocation to HQ, DEHQ, Defense BUs.	2010	FWSS Acctg

582	Supporting Source Docs for each element of the Calculations of ISP/401k Alllocation to HQ, DEHQ, Defense BUs.	2011	FWSS Acctg

583	Support for the ISP/401k Partipants by BU.	2006	FWSS Acctg

584	Support for the ISP/401k Partipants by BU.	2007	FWSS Acctg

585	Support for the ISP/401k Partipants by BU.	2008	FWSS Acctg

586	Support for the ISP/401k Partipants by BU.	2009	FWSS Acctg

587	Support for the ISP/401k Partipants by BU.	2010	FWSS Acctg

588	Support for the ISP/401k Partipants by BU.	2011	FWSS Acctg

589	Support for the ISP/401k ITT Matching Payments (proof of payment)	2006	FWSS Acctg

590	Support for the ISP/401k ITT Matching Payments (proof of payment)	2007	FWSS Acctg

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
591	Support for the ISP/401k ITT Matching Payments (proof of payment)	2008	FWSS Acctg

592	Support for the ISP/401k ITT Matching Payments (proof of payment)	2009	FWSS Acctg

593	Support for the ISP/401k ITT Matching Payments (proof of payment)	2010	FWSS Acctg

594	Support for the ISP/401k ITT Matching Payments (proof of payment)	2011	FWSS Acctg

595	3rd Party Provider agreements/contracts related to the Administration of ITT ISP/401k costs.	2006	HQ Pension Dept

596	3rd Party Provider agreements/contracts related to the Administration of ITT ISP/401k costs.	2007	HQ Pension Dept

597	3rd Party Provider agreements/contracts related to the Administration of ITT ISP/401k costs.	2008	HQ Pension Dept

598	3rd Party Provider agreements/contracts related to the Administration of ITT ISP/401k costs.	2009	HQ Pension Dept

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
599	3rd Party Provider agreements/contracts related to the Administration of ITT ISP/401k costs.	2010	HQ Pension Dept

600	3rd Party Provider agreements/contracts related to the Administration of ITT ISP/401k costs.	2011	HQ Pension Dept

601	Copy of the Recurring Jourmal Entry Binders (S. Agustin)	2006	HQ Controllers

602	Copy of the Recurring Jourmal Entry Binders (S. Agustin)	2007	HQ Controllers

603	Copy of the Recurring Jourmal Entry Binders (S. Agustin)	2008	HQ Controllers

604	Copy of the Recurring Jourmal Entry Binders (S. Agustin)	2009	HQ Controllers

605	Copy of the Recurring Jourmal Entry Binders (S. Agustin)	2010	HQ Controllers

606	Copy of the Recurring Jourmal Entry Binders (S. Agustin)	2011	HQ Controllers

607	Excel Spreadshhet that supports the Recurring Jourmal Entry Binders (C. Lupincci)), including Y/E Trueups	2006	HQ Controllers

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
608	Excel Spreadshhet that supports the Recurring Jourmal Entry Binders (C. Lupincci)), including Y/E Trueups	2007	HQ Controllers

609	Excel Spreadshhet that supports the Recurring Jourmal Entry Binders (C. Lupincci)), including Y/E Trueups	2008	HQ Controllers

610	Excel Spreadshhet that supports the Recurring Jourmal Entry Binders (C. Lupincci)), including Y/E Trueups	2009	HQ Controllers

611	Excel Spreadshhet that supports the Recurring Jourmal Entry Binders (C. Lupincci)), including Y/E Trueups	2010	HQ Controllers

612	Excel Spreadshhet that supports the Recurring Jourmal Entry Binders (C. Lupincci)), including Y/E Trueups	2011	HQ Controllers

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
613	Executive Forum. HR Conference, Geneen Award, et al Charge-outs to ITTHQ, DEHQ, & Defense BUs	2006	HQ Controllers

614	Executive Forum. HR Conference, Geneen Award, et al Charge-outs to ITTHQ, DEHQ, & Defense BUs	2007	HQ Controllers

615	Executive Forum. HR Conference, Geneen Award, et al Charge-outs to ITTHQ, DEHQ, & Defense BUs	2008	HQ Controllers

616	Executive Forum. HR Conference, Geneen Award, et al Charge-outs to ITTHQ, DEHQ, & Defense BUs	2009	HQ Controllers

617	Executive Forum. HR Conference, Geneen Award, et al Charge-outs to ITTHQ, DEHQ, & Defense BUs	2010	HQ Controllers

618	Executive Forum. HR Conference, Geneen Award, et al Charge-outs to ITTHQ, DEHQ, & Defense BUs	2011	HQ Controllers

619	Supporting Source Docs for each element of the respectiuve traning expenses incurred and allocated to HQ, DEHQ, Defense BUs.	2006	HQ Controllers

620	Supporting Source Docs for each element of the respectiuve traning expenses incurred and allocated to HQ, DEHQ, Defense BUs.	2007	HQ Controllers

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
621	Supporting Source Docs for each element of the respectiuve traning expenses incurred and allocated to HQ, DEHQ, Defense BUs.	2008	HQ Controllers

622	Supporting Source Docs for each element of the respectiuve traning expenses incurred and allocated to HQ, DEHQ, Defense BUs.	2009	HQ Controllers

623	Supporting Source Docs for each element of the respectiuve traning expenses incurred and allocated to HQ, DEHQ, Defense BUs.	2010	HQ Controllers

624	Supporting Source Docs for each element of the respectiuve traning expenses incurred and allocated to HQ, DEHQ, Defense BUs.	2011	HQ Controllers

625	Supporting Source Docs for each element of the Basis of Allocation for each Recurring JE Alllocation to HQ, DEHQ, Defense BUs.	2006	HQ Controllers

626	Supporting Source Docs for each element of the Basis of Allocation for each Recurring JE Alllocation to HQ, DEHQ, Defense BUs.	2007	HQ Controllers

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
627	Supporting Source Docs for each element of the Basis of Allocation for each Recurring JE Alllocation to HQ, DEHQ, Defense BUs.	2008	HQ Controllers

628	Supporting Source Docs for each element of the Basis of Allocation for each Recurring JE Alllocation to HQ, DEHQ, Defense BUs.	2009	HQ Controllers

629	Supporting Source Docs for each element of the Basis of Allocation for each Recurring JE Alllocation to HQ, DEHQ, Defense BUs.	2010	HQ Controllers

630	Supporting Source Docs for each element of the Basis of Allocation for each Recurring JE Alllocation to HQ, DEHQ, Defense BUs.	2011	HQ Controllers

631	Clayton Young Spreadsheets detailing the calculatioan and alloction of the BIG 5 INSURANCE CATEGORIES (WAG/DBA,, Aircraft Products Lability, Property, Umbrella, Fiduciary/Other)	2006	HQ Treasury

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
632	Clayton Young Spreadsheets detailing the calculatioan and alloction of the BIG 5 INSURANCE CATEGORIES (WAG/DBA,, Aircraft Products Lability, Property, Umbrella, Fiduciary/Other)	2007	HQ Treasury

633	Clayton Young Spreadsheets detailing the calculatioan and alloction of the BIG 5 INSURANCE CATEGORIES (WAG/DBA,, Aircraft Products Lability, Property, Umbrella, Fiduciary/Other)	2008	HQ Treasury

634	Clayton Young Spreadsheets detailing the calculatioan and alloction of the BIG 5 INSURANCE CATEGORIES (WAG/DBA,, Aircraft Products Lability, Property, Umbrella, Fiduciary/Other)	2009	HQ Treasury

635	Clayton Young Spreadsheets detailing the calculatioan and alloction of the BIG 5 INSURANCE CATEGORIES (WAG/DBA,, Aircraft Products Lability, Property, Umbrella, Fiduciary/Other)	2010	HQ Treasury

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
636	Clayton Young Spreadsheets detailing the calculatioan and alloction of the BIG 5 INSURANCE CATEGORIES (WAG/DBA,, Aircraft Products Lability, Property, Umbrella, Fiduciary/Other)	2011	HQ Treasury			5/25: Norrine to provide

637	Allocation Basis and Experience Support for each element of the Big 5 Insurance Allocations to ITTHQ, DEHQ, & Defense VCs & BUs.	2006	HQ Treasury

638	Allocation Basis and Experience Support for each element of the Big 5 Insurance Allocations to ITTHQ, DEHQ, & Defense VCs & BUs.	2007	HQ Treasury

639	Allocation Basis and Experience Support for each element of the Big 5 Insurance Allocations to ITTHQ, DEHQ, & Defense VCs & BUs.	2008	HQ Treasury

640	Allocation Basis and Experience Support for each element of the Big 5 Insurance Allocations to ITTHQ, DEHQ, & Defense VCs & BUs.	2009	HQ Treasury

641	Allocation Basis and Experience Support for each element of the Big 5 Insurance Allocations to ITTHQ, DEHQ, & Defense VCs & BUs.	2010	HQ Treasury

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
642	Allocation Basis and Experience Support for each element of the Big 5 Insurance Allocations to ITTHQ, DEHQ, & Defense VCs & BUs.	2011	HQ Treasury

643	Copies of Big 5 Insurance Policies	2006	HQ Treasury

644	Copies of Big 5 Insurance Policies	2007	HQ Treasury

645	Copies of Big 5 Insurance Policies	2008	HQ Treasury

646	Copies of Big 5 Insurance Policies	2009	HQ Treasury

647	Copies of Big 5 Insurance Policies	2010	HQ Treasury

648	Copies of Big 5 Insurance Policies	2011	HQ Treasury

649	Copies of Big 5 Broker Agreements	2006	HQ Treasury

650	Copies of Big 5 Broker Agreements	2007	HQ Treasury

651	Copies of Big 5 Broker Agreements	2008	HQ Treasury

652	Copies of Big 5 Broker Agreements	2009	HQ Treasury

653	Copies of Big 5 Broker Agreements	2010	HQ Treasury

654	Copies of Big 5 Broker Agreements	2011	HQ Treasury

655	ITT HQ General Ledger Print-outs of the Insurance Charges (Big 5) and allocations to Def BUs (System-generated) (Fullan)	2006	HQ Controllers

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
656	ITT HQ General Ledger Print-outs of the Insurance Charges (Big 5) and allocations to Def BUs (System-generated) (Fullan)	2007	HQ Controllers

657	ITT HQ General Ledger Print-outs of the Insurance Charges (Big 5) and allocations to Def BUs (System-generated) (Fullan)	2008	HQ Controllers

658	ITT HQ General Ledger Print-outs of the Insurance Charges (Big 5) and allocations to Def BUs (System-generated) (Fullan)	2009	HQ Controllers

659	ITT HQ General Ledger Print-outs of the Insurance Charges (Big 5) and allocations to Def BUs (System-generated) (Fullan)	2010	HQ Controllers

660	ITT HQ General Ledger Print-outs of the Insurance Charges (Big 5) and allocations to Def BUs (System-generated) (Fullan)	2011	HQ Controllers

661	JEs and Support for all Big 5 Insrance Charges on the GL and allocations to Defense	2006	HQ Controllers

662	JEs and Support for all Big 5 Insrance Charges on the GL and allocations to Defense	2007	HQ Controllers

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
663	JEs and Support for all Big 5 Insrance Charges on the GL and allocations to Defense	2008	HQ Controllers

664	JEs and Support for all Big 5 Insrance Charges on the GL and allocations to Defense	2009	HQ Controllers

665	JEs and Support for all Big 5 Insrance Charges on the GL and allocations to Defense	2010	HQ Controllers

666	JEs and Support for all Big 5 Insrance Charges on the GL and allocations to Defense	2011	HQ Controllers

667	Documentation that shows that the Big 5 Insurance Polcies that ITT chose was a sound busniess decision (i.e. was it competed, analyses performed, etc)	2006	HQ Treasury

668	Documentation that shows that the Big 5 Insurance Polcies that ITT chose was a sound busniess decision (i.e. was it competed, analyses performed, etc)	2007	HQ Treasury

669	Documentation that shows that the Big 5 Insurance Polcies that ITT chose was a sound busniess decision (i.e. was it competed, analyses performed, etc)	2008	HQ Treasury

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
670	Documentation that shows that the Big 5 Insurance Polcies that ITT chose was a sound busniess decision (i.e. was it competed, analyses performed, etc)	2009	HQ Treasury

671	Documentation that shows that the Big 5 Insurance Polcies that ITT chose was a sound busniess decision (i.e. was it competed, analyses performed, etc)	2010	HQ Treasury

672	Documentation that shows that the Big 5 Insurance Polcies that ITT chose was a sound busniess decision (i.e. was it competed, analyses performed, etc)	2011	HQ Treasury

673	FICA/FUTA/SUI Allocations to ITTHQ, DEHQ, and Defense BUs	2006	HQ Tax

674	FICA/FUTA/SUI Allocations to ITTHQ, DEHQ, and Defense BUs	2007	HQ Tax

675	FICA/FUTA/SUI Allocations to ITTHQ, DEHQ, and Defense BUs	2008	HQ Tax

676	FICA/FUTA/SUI Allocations to ITTHQ, DEHQ, and Defense BUs	2009	HQ Tax

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
677	FICA/FUTA/SUI Allocations to ITTHQ, DEHQ, and Defense BUs	2010	HQ Tax

678	FICA/FUTA/SUI Allocations to ITTHQ, DEHQ, and Defense BUs	2011	HQ Tax

679	Supporting Source Docs for each element of the Calculations of FICA/FUTA/SUI Alllocation to HQ, DEHQ, Defense BUs.	2006	HQ Tax

680	Supporting Source Docs for each element of the Calculations of FICA/FUTA/SUI Alllocation to HQ, DEHQ, Defense BUs.	2007	HQ Tax

681	Supporting Source Docs for each element of the Calculations of FICA/FUTA/SUI Alllocation to HQ, DEHQ, Defense BUs.	2008	HQ Tax

682	Supporting Source Docs for each element of the Calculations of FICA/FUTA/SUI Alllocation to HQ, DEHQ, Defense BUs.	2009	HQ Tax

683	Supporting Source Docs for each element of the Calculations of FICA/FUTA/SUI Alllocation to HQ, DEHQ, Defense BUs.	2010	HQ Tax

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
684	Supporting Source Docs for each element of the Calculations of FICA/FUTA/SUI Alllocation to HQ, DEHQ, Defense BUs.	2011	HQ Tax

685	FICA/FUTA/SUI tax returns that support the expense	2006	HQ Tax

686	FICA/FUTA/SUI tax returns that support the expense	2007	HQ Tax

687	FICA/FUTA/SUI tax returns that support the expense	2008	HQ Tax

688	FICA/FUTA/SUI tax returns that support the expense	2009	HQ Tax

689	FICA/FUTA/SUI tax returns that support the expense	2010	HQ Tax

690	FICA/FUTA/SUI tax returns that support the expense	2011	HQ Tax

691	Supporting Source Doumentation that supports the FICA/FUTA/SUI Tax Retruns	2006	HQ Tax

692	Supporting Source Doumentation that supports the FICA/FUTA/SUI Tax Retruns	2007	HQ Tax

693	Supporting Source Doumentation that supports the FICA/FUTA/SUI Tax Retruns	2008	HQ Tax

694	Supporting Source Doumentation that supports the FICA/FUTA/SUI Tax Retruns	2009	HQ Tax

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
695	Supporting Source Doumentation that supports the FICA/FUTA/SUI Tax Retruns	2010	HQ Tax

696	Supporting Source Doumentation that supports the FICA/FUTA/SUI Tax Retruns	2011	HQ Tax

697	Proof of Payment to support the respective FICA?FUTA/SUI Tax expense	2006	HQ Tax

698	Proof of Payment to support the respective FICA?FUTA/SUI Tax expense	2007	HQ Tax

699	Proof of Payment to support the respective FICA?FUTA/SUI Tax expense	2008	HQ Tax

700	Proof of Payment to support the respective FICA?FUTA/SUI Tax expense	2009	HQ Tax

701	Proof of Payment to support the respective FICA?FUTA/SUI Tax expense	2010	HQ Tax

702	Proof of Payment to support the respective FICA?FUTA/SUI Tax expense	2011	HQ Tax

703	State Income & Franchise TaxI Allocations to ITTHQ, DEHQ, and Defense BUs	2006	HQ Tax

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
704	State Income & Franchise TaxI Allocations to ITTHQ, DEHQ, and Defense BUs	2007	HQ Tax

705	State Income & Franchise TaxI Allocations to ITTHQ, DEHQ, and Defense BUs	2008	HQ Tax

706	State Income & Franchise TaxI Allocations to ITTHQ, DEHQ, and Defense BUs	2009	HQ Tax

707	State Income & Franchise TaxI Allocations to ITTHQ, DEHQ, and Defense BUs	2010	HQ Tax

708	State Income & Franchise TaxI Allocations to ITTHQ, DEHQ, and Defense BUs	2011	HQ Tax

709	Supporting Source Docs for each element of the Calculations of State Income & Franchine Tax Alllocations to HQ, DEHQ, Defense BUs.	2006	HQ Tax

710	Supporting Source Docs for each element of the Calculations of State Income & Franchine Tax Alllocations to HQ, DEHQ, Defense BUs.	2007	HQ Tax

711	Supporting Source Docs for each element of the Calculations of State Income & Franchine Tax Alllocations to HQ, DEHQ, Defense BUs.	2008	HQ Tax

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
712	Supporting Source Docs for each element of the Calculations of State Income & Franchine Tax Alllocations to HQ, DEHQ, Defense BUs.	2009	HQ Tax

713	Supporting Source Docs for each element of the Calculations of State Income & Franchine Tax Alllocations to HQ, DEHQ, Defense BUs.	2010	HQ Tax

714	Supporting Source Docs for each element of the Calculations of State Income & Franchine Tax Alllocations to HQ, DEHQ, Defense BUs.	2011	HQ Tax

715	State Income & Franchise tax returns that support the expense, with Supporting Source Doumentation that supports the respective State Income & Franchise Tax Retruns	2006	HQ Tax

716	State Income & Franchise tax returns that support the expense, with Supporting Source Doumentation that supports the respective State Income & Franchise Tax Retruns	2007	HQ Tax

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
717	State Income & Franchise tax returns that support the expense, with Supporting Source Doumentation that supports the respective State Income & Franchise Tax Retruns	2008	HQ Tax

718	State Income & Franchise tax returns that support the expense, with Supporting Source Doumentation that supports the respective State Income & Franchise Tax Retruns	2009	HQ Tax

719	State Income & Franchise tax returns that support the expense, with Supporting Source Doumentation that supports the respective State Income & Franchise Tax Retruns	2010	HQ Tax

720	State Income & Franchise tax returns that support the expense, with Supporting Source Doumentation that supports the respective State Income & Franchise Tax Retruns	2011	HQ Tax

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
721	Proof of Payment to support the respective State Income & Franchise Tax expense	2006	HQ Tax

722	Proof of Payment to support the respective State Income & Franchise Tax expense	2007	HQ Tax

723	Proof of Payment to support the respective State Income & Franchise Tax expense	2008	HQ Tax

724	Proof of Payment to support the respective State Income & Franchise Tax expense	2009	HQ Tax

725	Proof of Payment to support the respective State Income & Franchise Tax expense	2010	HQ Tax

726	Proof of Payment to support the respective State Income & Franchise Tax expense	2011	HQ Tax

727	Environmental Database that supports the Enviromental Chargeouts to Defense BUs, including actual invoices, proof of payment, and any documentation that describes the requirement that this remediaiton is necessary	2006	HQ Controllers

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
728	Environmental Database that supports the Enviromental Chargeouts to Defense BUs, including actual invoices, proof of payment, and any documentation that describes the requirement that this remediaiton is necessary	2007	HQ Controllers

729	Environmental Database that supports the Enviromental Chargeouts to Defense BUs, including actual invoices, proof of payment, and any documentation that describes the requirement that this remediaiton is necessary	2008	HQ Controllers

730	Environmental Database that supports the Enviromental Chargeouts to Defense BUs, including actual invoices, proof of payment, and any documentation that describes the requirement that this remediaiton is necessary	2009	HQ Controllers

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
731	Environmental Database that supports the Enviromental Chargeouts to Defense BUs, including actual invoices, proof of payment, and any documentation that describes the requirement that this remediaiton is necessary	2010	HQ Controllers

732	Environmental Database that supports the Enviromental Chargeouts to Defense BUs, including actual invoices, proof of payment, and any documentation that describes the requirement that this remediaiton is necessary	2011	HQ Controllers

733	Flight Logs — 2 Corporare Jets	2006	HQ Flight Ops Dept

734	Flight Logs — 2 Corporare Jets	2007	HQ Flight Ops Dept

735	Flight Logs — 2 Corporare Jets	2008	HQ Flight Ops Dept

736	Flight Logs — 2 Corporare Jets	2009	HQ Flight Ops Dept

737	Flight Logs — 2 Corporare Jets	2010	HQ Flight Ops Dept

738	Flight Logs — 2 Corporare Jets	2011	HQ Flight Ops Dept

739	Lease Agreements for each Corporate Jet (assumption — same jets since 2006), with lease amirization schedule & justification	2011	HQ Flight Ops Dept

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
740	Supporting Source Documents for Major CC 85100 (Aviation) expense accts (>$50k)	2006	HQ Flight Ops Dept

741	Supporting Source Documents for Major CC 85100 (Aviation) expense accts (>$50k)	2007	HQ Flight Ops Dept

742	Supporting Source Documents for Major CC 85100 (Aviation) expense accts (>$50k)	2008	HQ Flight Ops Dept

743	Supporting Source Documents for Major CC 85100 (Aviation) expense accts (>$50k)	2009	HQ Flight Ops Dept

744	Supporting Source Documents for Major CC 85100 (Aviation) expense accts (>$50k)	2010	HQ Flight Ops Dept

745	Supporting Source Documents for Major CC 85100 (Aviation) expense accts (>$50k)	2011	HQ Flight Ops Dept

746	Source Data related to # of miles flown by each Corporate Jet (K Donnelly)	2006	HQ Flight Ops Dept

747	Source Data related to # of miles flown by each Corporate Jet (K Donnelly)	2007	HQ Flight Ops Dept

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
748	Source Data related to # of miles flown by each Corporate Jet (K Donnelly)	2008	HQ Flight Ops Dept

749	Source Data related to # of miles flown by each Corporate Jet (K Donnelly)	2009	HQ Flight Ops Dept

750	Source Data related to # of miles flown by each Corporate Jet (K Donnelly)	2010	HQ Flight Ops Dept

751	Source Data related to # of miles flown by each Corporate Jet (K Donnelly)	2011	HQ Flight Ops Dept

752	Fort Wayne Shared Service (FWSS) General Ledgers for all costs incurred by Cost Center/Department (System-generated PDF & xls format)	2006	FWSS Acctg

753	Fort Wayne Shared Service (FWSS) General Ledgers for all costs incurred by Cost Center/Department (System-generated PDF & xls format)	2007	FWSS Acctg

754	Fort Wayne Shared Service (FWSS) General Ledgers for all costs incurred by Cost Center/Department (System-generated PDF & xls format)	2008	FWSS Acctg

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
755	Fort Wayne Shared Service (FWSS) General Ledgers for all costs incurred by Cost Center/Department (System-generated PDF & xls format)	2009	FWSS Acctg

756	Fort Wayne Shared Service (FWSS) General Ledgers for all costs incurred by Cost Center/Department (System-generated PDF & xls format)	2010	FWSS Acctg

757	Fort Wayne Shared Service (FWSS) General Ledgers for all costs incurred by Cost Center/Department (System-generated PDF & xls format)	2011	FWSS Acctg

758	All Journal Entries for FWSS Location Operations	2006	FWSS Acctg

759	All Journal Entries for FWSS Location Operations	2007	FWSS Acctg

760	All Journal Entries for FWSS Location Operations	2008	FWSS Acctg

761	All Journal Entries for FWSS Location Operations	2009	FWSS Acctg

762	All Journal Entries for FWSS Location Operations	2010	FWSS Acctg

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
763	All Journal Entries for FWSS Location Operations	2011	FWSS Acctg

764	All Supporting Docs for the FWSS JEs	2006	FWSS Acctg

765	All Supporting Docs for the FWSS JEs	2007	FWSS Acctg

766	All Supporting Docs for the FWSS JEs	2008	FWSS Acctg

767	All Supporting Docs for the FWSS JEs	2009	FWSS Acctg

768	All Supporting Docs for the FWSS JEs	2010	FWSS Acctg

769	All Supporting Docs for the FWSS JEs	2011	FWSS Acctg

770	FWSS Infinuim Voucher Registers (CY 2006-2007?)	2006	FWSS Acctg

771	FWSS Infinuim Voucher Registers (CY 2006-2007?)	2007	FWSS Acctg

772	SAP P2P Voucher Register Invoice Listings for FWSS (CY 2007 -2011?)	2007	FWSS Acctg

773	SAP P2P Voucher Register Invoice Listings for FWSS (CY 2007 -2011?)	2008	FWSS Acctg

774	SAP P2P Voucher Register Invoice Listings for FWSS (CY 2007 -2011?)	2009	FWSS Acctg

775	SAP P2P Voucher Register Invoice Listings for FWSS (CY 2007 -2011?)	2010	FWSS Acctg

776	SAP P2P Voucher Register Invoice Listings for FWSS (CY 2007 -2011?)	2011	FWSS Acctg

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
777	FWSS SAP & Infinium Hardcopy Invoices & Invoice Proof of Payment (check, EFT, etc)	2006	FWSS Acctg

778	FWSS SAP & Infinium Hardcopy Invoices & Invoice Proof of Payment (check, EFT, etc)	2007	FWSS Acctg

779	FWSS SAP & Infinium Hardcopy Invoices & Invoice Proof of Payment (check, EFT, etc)	2008	FWSS Acctg

780	FWSS SAP & Infinium Hardcopy Invoices & Invoice Proof of Payment (check, EFT, etc)	2009	FWSS Acctg

781	FWSS SAP & Infinium Hardcopy Invoices & Invoice Proof of Payment (check, EFT, etc)	2010	FWSS Acctg

782	FWSS SAP & Infinium Hardcopy Invoices & Invoice Proof of Payment (check, EFT, etc)	2011	FWSS Acctg

783	Agreements/Contracts with Consultants, 3rd Part Service Providers, S/W & H/W Contracts, etc	2006	FWSS Acctg

784	Agreements/Contracts with Consultants, 3rd Part Service Providers, S/W & H/W Contracts, etc	2007	FWSS Acctg

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
785	Agreements/Contracts with Consultants, 3rd Part Service Providers, S/W & H/W Contracts, etc	2008	FWSS Acctg

786	Agreements/Contracts with Consultants, 3rd Part Service Providers, S/W & H/W Contracts, etc	2009	FWSS Acctg

787	Agreements/Contracts with Consultants, 3rd Part Service Providers, S/W & H/W Contracts, etc	2010	FWSS Acctg

788	Agreements/Contracts with Consultants, 3rd Part Service Providers, S/W & H/W Contracts, etc	2011	FWSS Acctg

789	PARs/Approvals for ALL Software/Hardware Acquisiitions amd ALL Capital Expenditures/Acquisitions at All FWSS Locations	2006	FWSS Acctg

790	PARs/Approvals for ALL Software/Hardware Acquisiitions amd ALL Capital Expenditures/Acquisitions at All FWSS Locations	2007	FWSS Acctg

791	PARs/Approvals for ALL Software/Hardware Acquisiitions amd ALL Capital Expenditures/Acquisitions at All FWSS Locations	2008	FWSS Acctg

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
792	PARs/Approvals for ALL Software/Hardware Acquisiitions amd ALL Capital Expenditures/Acquisitions at All FWSS Locations	2009	FWSS Acctg

793	PARs/Approvals for ALL Software/Hardware Acquisiitions amd ALL Capital Expenditures/Acquisitions at All FWSS Locations	2010	FWSS Acctg

794	PARs/Approvals for ALL Software/Hardware Acquisiitions amd ALL Capital Expenditures/Acquisitions at All FWSS Locations	2011	FWSS Acctg

795	Fixed Assets & Lease Register (incl Amortization sched), including any Leasehold Improvements, for all FWSS Locations’ Fixed Assets	2006	FWSS Acctg

796	Fixed Assets & Lease Register (incl Amortization sched), including any Leasehold Improvements, for all FWSS Locations’ Fixed Assets	2007	FWSS Acctg

797	Fixed Assets & Lease Register (incl Amortization sched), including any Leasehold Improvements, for all FWSS Locations’ Fixed Assets	2008	FWSS Acctg

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
798	Fixed Assets & Lease Register (incl Amortization sched), including any Leasehold Improvements, for all FWSS Locations’ Fixed Assets	2009	FWSS Acctg

799	Fixed Assets & Lease Register (incl Amortization sched), including any Leasehold Improvements, for all FWSS Locations’ Fixed Assets	2010	FWSS Acctg

800	Fixed Assets & Lease Register (incl Amortization sched), including any Leasehold Improvements, for all FWSS Locations’ Fixed Assets	2011	FWSS Acctg

801	Depreciation Schedule and Basis for All FWSS Fixed Assets	2006	FWSS Acctg

802	Depreciation Schedule and Basis for All FWSS Fixed Assets	2007	FWSS Acctg

803	Depreciation Schedule and Basis for All FWSS Fixed Assets	2008	FWSS Acctg

804	Depreciation Schedule and Basis for All FWSS Fixed Assets	2009	FWSS Acctg

805	Depreciation Schedule and Basis for All FWSS Fixed Assets	2010	FWSS Acctg

806	Depreciation Schedule and Basis for All FWSS Fixed Assets	2011	FWSS Acctg

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
807	Invoices for All Fixed Assers & Leasehold Improvements at All FW Shared Service Locations	2006	FWSS Acctg

808	Invoices for All Fixed Assers & Leasehold Improvements at All FW Shared Service Locations	2007	FWSS Acctg

809	Invoices for All Fixed Assers & Leasehold Improvements at All FW Shared Service Locations	2008	FWSS Acctg

810	Invoices for All Fixed Assers & Leasehold Improvements at All FW Shared Service Locations	2009	FWSS Acctg

811	Invoices for All Fixed Assers & Leasehold Improvements at All FW Shared Service Locations	2010	FWSS Acctg

812	Invoices for All Fixed Assers & Leasehold Improvements at All FW Shared Service Locations	2011	FWSS Acctg

813	Rental Agreements that support all FW Shared Service Rental Expenses	2006	FWSS Acctg

814	Rental Agreements that support all FW Shared Service Rental Expenses	2007	FWSS Acctg

815	Rental Agreements that support all FW Shared Service Rental Expenses	2008	FWSS Acctg

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
816	Rental Agreements that support all FW Shared Service Rental Expenses	2009	FWSS Acctg

817	Rental Agreements that support all FW Shared Service Rental Expenses	2010	FWSS Acctg

818	Rental Agreements that support all FW Shared Service Rental Expenses	2011	FWSS Acctg

819	Payroll Registers for All FWSS Locations	2006	FWSS Acctg

820	Payroll Registers for All FWSS Locations	2007	FWSS Acctg

821	Payroll Registers for All FWSS Locations	2008	FWSS Acctg

822	Payroll Registers for All FWSS Locations	2009	FWSS Acctg

823	Payroll Registers for All FWSS Locations	2010	FWSS Acctg

824	Payroll Registers for All FWSS Locations	2011	FWSS Acctg

825	Concur Reports (with receiipts) related to all FW Shared Service Locations	2006	FWSS Acctg

826	Concur Reports (with receiipts) related to all FW Shared Service Locations	2007	FWSS Acctg

827	Concur Reports (with receiipts) related to all FW Shared Service Locations	2008	FWSS Acctg

828	Concur Reports (with receiipts) related to all FW Shared Service Locations	2009	FWSS Acctg

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
829	Concur Reports (with receiipts) related to all FW Shared Service Locations	2010	FWSS Acctg

830	Concur Reports (with receiipts) related to all FW Shared Service Locations	2011	FWSS Acctg

831	FWSS “INTERCOMPANY STATEMENT OFF ACCOUNT” -to ITTHQ and ALL Defense Sites(Group, VCs, BUs), Entire Year (Syste,-generated PDF & XLS format)	2006	FWSS Acctg

832	FWSS “INTERCOMPANY STATEMENT OFF ACCOUNT” -to ITTHQ and ALL Defense Sites(Group, VCs, BUs), Entire Year (Syste,-generated PDF & XLS format)	2007	FWSS Acctg

833	FWSS “INTERCOMPANY STATEMENT OFF ACCOUNT” -to ITTHQ and ALL Defense Sites(Group, VCs, BUs), Entire Year (Syste,-generated PDF & XLS format)	2008	FWSS Acctg

834	FWSS “INTERCOMPANY STATEMENT OFF ACCOUNT” -to ITTHQ and ALL Defense Sites(Group, VCs, BUs), Entire Year (Syste,-generated PDF & XLS format)	2009	FWSS Acctg

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
835	FWSS “INTERCOMPANY STATEMENT OFF ACCOUNT” -to ITTHQ and ALL Defense Sites(Group, VCs, BUs), Entire Year (Syste,-generated PDF & XLS format)	2010	FWSS Acctg

836	FWSS “INTERCOMPANY STATEMENT OFF ACCOUNT” -to ITTHQ and ALL Defense Sites(Group, VCs, BUs), Entire Year (Syste,-generated PDF & XLS format)	2011	FWSS Acctg

837	All Supporting Journal Entries for FWSS Intercompany Statement of Account, including ALL supporting Source Docs and DC Advices for the FWSS I/C Statement JEs	2006	FWSS Acctg

838	All Supporting Journal Entries for FWSS Intercompany Statement of Account, including ALL supporting Source Docs and DC Advices for the FWSS I/C Statement JEs	2007	FWSS Acctg

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
839	All Supporting Journal Entries for FWSS Intercompany Statement of Account, including ALL supporting Source Docs and DC Advices for the FWSS I/C Statement JEs	2008	FWSS Acctg

840	All Supporting Journal Entries for FWSS Intercompany Statement of Account, including ALL supporting Source Docs and DC Advices for the FWSS I/C Statement JEs	2009	FWSS Acctg

841	All Supporting Journal Entries for FWSS Intercompany Statement of Account, including ALL supporting Source Docs and DC Advices for the FWSS I/C Statement JEs	2010	FWSS Acctg

842	All Supporting Journal Entries for FWSS Intercompany Statement of Account, including ALL supporting Source Docs and DC Advices for the FWSS I/C Statement JEs	2011	FWSS Acctg

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
843	Supporting Allocation Calculations (with references to JEs/DCs by month) to all FWSS allocations and True-ups to ITTHQ, DEHQ, and the Defense VCs/BUs, including the following FWSS allocations:	2006	FWSS Acctg

	FWSS AP Allocation, Concur Travel User Fees, Defense Apps, Enterprise Apps, Payroll Alloc, 401(k) Hourly, ISP Salaried, ISP Salaried Excess, Metlife (STD & LIFE) Salaried, FICA/FMHI, FUTA, SUI

844	Supporting Allocation Calculations (with references to JEs/DCs by month) to all FWSS allocations and True-ups to ITTHQ, DEHQ, and the Defense VCs/BUs, including the following FWSS allocations:	2007	FWSS Acctg

	FWSS AP Allocation, Concur Travel User Fees, Defense Apps, Enterprise Apps, Payroll Alloc, 401(k) Hourly, ISP Salaried, ISP Salaried Excess, Metlife (STD & LIFE) Salaried, FICA/FMHI, FUTA, SUI

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
845	Supporting Allocation Calculations (with references to JEs/DCs by month) to all FWSS allocations and True-ups to ITTHQ, DEHQ, and the Defense VCs/BUs, including the following FWSS allocations:	2008	FWSS Acctg

	FWSS AP Allocation, Concur Travel User Fees, Defense Apps, Enterprise Apps, Payroll Alloc, 401(k) Hourly, ISP Salaried, ISP Salaried Excess, Metlife (STD & LIFE) Salaried, FICA/FMHI, FUTA, SUI

846	Supporting Allocation Calculations (with references to JEs/DCs by month) to all FWSS allocations and True-ups to ITTHQ, DEHQ, and the Defense VCs/BUs, including the following FWSS allocations:	2009	FWSS Acctg

	FWSS AP Allocation, Concur Travel User Fees, Defense Apps, Enterprise Apps, Payroll Alloc, 401(k) Hourly, ISP Salaried, ISP Salaried Excess, Metlife (STD & LIFE) Salaried, FICA/FMHI, FUTA, SUI

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
847	Supporting Allocation Calculations (with references to JEs/DCs by month) to all FWSS allocations and True-ups to ITTHQ, DEHQ, and the Defense VCs/BUs, including the following FWSS allocations:	2010	FWSS Acctg

	FWSS AP Allocation, Concur Travel User Fees, Defense Apps, Enterprise Apps, Payroll Alloc, 401(k) Hourly, ISP Salaried, ISP Salaried Excess, Metlife (STD & LIFE) Salaried, FICA/FMHI, FUTA, SUI

848	Supporting Allocation Calculations (with references to JEs/DCs by month) to all FWSS allocations and True-ups to ITTHQ, DEHQ, and the Defense VCs/BUs, including the following FWSS allocations:	2011	FWSS Acctg

	FWSS AP Allocation, Concur Travel User Fees, Defense Apps, Enterprise Apps, Payroll Alloc, 401(k) Hourly, ISP Salaried, ISP Salaried Excess, Metlife (STD & LIFE) Salaried, FICA/FMHI, FUTA, SUI

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
849	Supporting Source Docs for each element of the Basis of Allocation for each FWSS Alllocation to HQ, DEHQ, Defense BUs listed above (i.e. System-generated Active Directory Listing, et al)	2006	FWSS Acctg

850	Supporting Source Docs for each element of the Basis of Allocation for each FWSS Alllocation to HQ, DEHQ, Defense BUs listed above (i.e. System-generated Active Directory Listing, et al)	2007	FWSS Acctg

851	Supporting Source Docs for each element of the Basis of Allocation for each FWSS Alllocation to HQ, DEHQ, Defense BUs listed above (i.e. System-generated Active Directory Listing, et al)	2008	FWSS Acctg

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
852	Supporting Source Docs for each element of the Basis of Allocation for each FWSS Alllocation to HQ, DEHQ, Defense BUs listed above (i.e. System-generated Active Directory Listing, et al)	2009	FWSS Acctg

853	Supporting Source Docs for each element of the Basis of Allocation for each FWSS Alllocation to HQ, DEHQ, Defense BUs listed above (i.e. System-generated Active Directory Listing, et al)	2010	FWSS Acctg

854	Supporting Source Docs for each element of the Basis of Allocation for each FWSS Alllocation to HQ, DEHQ, Defense BUs listed above (i.e. System-generated Active Directory Listing, et al)	2011	FWSS Acctg

855	Seneca Falls Shared Service (FRC/EI/TDS) General Ledgers for all costs incurred by Cost Center/Department (System-generated PDF & xls format)	2006	Seneca Falls Shared Services (FRC/EI/TDS)

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
856	Seneca Falls Shared Service (FRC/EI/TDS) General Ledgers for all costs incurred by Cost Center/Department (System-generated PDF & xls format)	2007	Seneca Falls Shared Services (FRC/EI/TDS)

857	Seneca Falls Shared Service (FRC/EI/TDS) General Ledgers for all costs incurred by Cost Center/Department (System-generated PDF & xls format)	2008	Seneca Falls Shared Services (FRC/EI/TDS)

858	Seneca Falls Shared Service (FRC/EI/TDS) General Ledgers for all costs incurred by Cost Center/Department (System-generated PDF & xls format)	2009	Seneca Falls Shared Services (FRC/EI/TDS)

859	Seneca Falls Shared Service (FRC/EI/TDS) General Ledgers for all costs incurred by Cost Center/Department (System-generated PDF & xls format)	2010	Seneca Falls Shared Services (FRC/EI/TDS)

860	Seneca Falls Shared Service (FRC/EI/TDS) General Ledgers for all costs incurred by Cost Center/Department (System-generated PDF & xls format)	2011	Seneca Falls Shared Services (FRC/EI/TDS)

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
861	All Journal Entries for FRC/EI/TDS Location Operations	2006	Seneca Falls Shared Services (FRC/EI/TDS)

862	All Journal Entries for FRC/EI/TDS Location Operations	2007	Seneca Falls Shared Services (FRC/EI/TDS)

863	All Journal Entries for FRC/EI/TDS Location Operations	2008	Seneca Falls Shared Services (FRC/EI/TDS)

864	All Journal Entries for FRC/EI/TDS Location Operations	2009	Seneca Falls Shared Services (FRC/EI/TDS)

865	All Journal Entries for FRC/EI/TDS Location Operations	2010	Seneca Falls Shared Services (FRC/EI/TDS)

866	All Journal Entries for FRC/EI/TDS Location Operations	2011	Seneca Falls Shared Services (FRC/EI/TDS)

867	All Supporting Docs for the FRC/EI/TDS JEs	2006	Seneca Falls Shared Services (FRC/EI/TDS)

868	All Supporting Docs for the FRC/EI/TDS JEs	2007	Seneca Falls Shared Services (FRC/EI/TDS)

869	All Supporting Docs for the FRC/EI/TDS JEs	2008	Seneca Falls Shared Services (FRC/EI/TDS)

870	All Supporting Docs for the FRC/EI/TDS JEs	2009	Seneca Falls Shared Services (FRC/EI/TDS)

871	All Supporting Docs for the FRC/EI/TDS JEs	2010	Seneca Falls Shared Services (FRC/EI/TDS)

872	All Supporting Docs for the FRC/EI/TDS JEs	2011	Seneca Falls Shared Services (FRC/EI/TDS)

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
873	SAP P2P Voucher Register Invoice Listings for FRC/EI/TDS (CY 2006 -2011?)	2006	Seneca Falls Shared Services (FRC/EI/TDS)

874	SAP P2P Voucher Register Invoice Listings for FRC/EI/TDS (CY 2006 -2011?)	2007	Seneca Falls Shared Services (FRC/EI/TDS)

875	SAP P2P Voucher Register Invoice Listings for FRC/EI/TDS (CY 2006 -2011?)	2008	Seneca Falls Shared Services (FRC/EI/TDS)

876	SAP P2P Voucher Register Invoice Listings for FRC/EI/TDS (CY 2006 -2011?)	2009	Seneca Falls Shared Services (FRC/EI/TDS)

877	SAP P2P Voucher Register Invoice Listings for FRC/EI/TDS (CY 2006 -2011?)	2010	Seneca Falls Shared Services (FRC/EI/TDS)

878	SAP P2P Voucher Register Invoice Listings for FRC/EI/TDS (CY 2006 -2011?)	2011	Seneca Falls Shared Services (FRC/EI/TDS)

879	FRC/EI/TDS SAP & Infinium Hardcopy Invoices & Invoice Proof of Payment (check, EFT, etc)	2006	Seneca Falls Shared Services (FRC/EI/TDS)

880	FRC/EI/TDS SAP & Infinium Hardcopy Invoices & Invoice Proof of Payment (check, EFT, etc)	2007	Seneca Falls Shared Services (FRC/EI/TDS)

881	FRC/EI/TDS SAP & Infinium Hardcopy Invoices & Invoice Proof of Payment (check, EFT, etc)	2008	Seneca Falls Shared Services (FRC/EI/TDS)

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
882	FRC/EI/TDS SAP & Infinium Hardcopy Invoices & Invoice Proof of Payment (check, EFT, etc)	2009	Seneca Falls Shared Services (FRC/EI/TDS)

883	FRC/EI/TDS SAP & Infinium Hardcopy Invoices & Invoice Proof of Payment (check, EFT, etc)	2010	Seneca Falls Shared Services (FRC/EI/TDS)

884	FRC/EI/TDS SAP & Infinium Hardcopy Invoices & Invoice Proof of Payment (check, EFT, etc)	2011	Seneca Falls Shared Services (FRC/EI/TDS)

885	Agreements/Contracts with Consultants, 3rd Part Service Providers, S/W & H/W Contracts, etc	2006	Seneca Falls Shared Services (FRC/EI/TDS)

886	Agreements/Contracts with Consultants, 3rd Part Service Providers, S/W & H/W Contracts, etc	2007	Seneca Falls Shared Services (FRC/EI/TDS)

887	Agreements/Contracts with Consultants, 3rd Part Service Providers, S/W & H/W Contracts, etc	2008	Seneca Falls Shared Services (FRC/EI/TDS)

888	Agreements/Contracts with Consultants, 3rd Part Service Providers, S/W & H/W Contracts, etc	2009	Seneca Falls Shared Services (FRC/EI/TDS)

889	Agreements/Contracts with Consultants, 3rd Part Service Providers, S/W & H/W Contracts, etc	2010	Seneca Falls Shared Services (FRC/EI/TDS)

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
890	Agreements/Contracts with Consultants, 3rd Part Service Providers, S/W & H/W Contracts, etc	2011	Seneca Falls Shared Services (FRC/EI/TDS)

891	PARs/Approvals for ALL Software/Hardware Acquisiitions amd ALL Capital Expenditures/Acquisitions at All FRC/EI/TDS Locations	2006	Seneca Falls Shared Services (FRC/EI/TDS)

892	PARs/Approvals for ALL Software/Hardware Acquisiitions amd ALL Capital Expenditures/Acquisitions at All FRC/EI/TDS Locations	2007	Seneca Falls Shared Services (FRC/EI/TDS)

893	PARs/Approvals for ALL Software/Hardware Acquisiitions amd ALL Capital Expenditures/Acquisitions at All FRC/EI/TDS Locations	2008	Seneca Falls Shared Services (FRC/EI/TDS)

894	PARs/Approvals for ALL Software/Hardware Acquisiitions amd ALL Capital Expenditures/Acquisitions at All FRC/EI/TDS Locations	2009	Seneca Falls Shared Services (FRC/EI/TDS)

895	PARs/Approvals for ALL Software/Hardware Acquisiitions amd ALL Capital Expenditures/Acquisitions at All FRC/EI/TDS Locations	2010	Seneca Falls Shared Services (FRC/EI/TDS)

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
896	PARs/Approvals for ALL Software/Hardware Acquisiitions amd ALL Capital Expenditures/Acquisitions at All FRC/EI/TDS Locations	2011	Seneca Falls Shared Services (FRC/EI/TDS)

897	Fixed Assets & Lease Register (incl Amortization sched), including any Leasehold Improvements, for all FRC/EI/TDS Locations’ Fixed Assets	2006	Seneca Falls Shared Services (FRC/EI/TDS)

898	Fixed Assets & Lease Register (incl Amortization sched), including any Leasehold Improvements, for all FRC/EI/TDS Locations’ Fixed Assets	2007	Seneca Falls Shared Services (FRC/EI/TDS)

899	Fixed Assets & Lease Register (incl Amortization sched), including any Leasehold Improvements, for all FRC/EI/TDS Locations’ Fixed Assets	2008	Seneca Falls Shared Services (FRC/EI/TDS)

900	Fixed Assets & Lease Register (incl Amortization sched), including any Leasehold Improvements, for all FRC/EI/TDS Locations’ Fixed Assets	2009	Seneca Falls Shared Services (FRC/EI/TDS)

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
901	Fixed Assets & Lease Register (incl Amortization sched), including any Leasehold Improvements, for all FRC/EI/TDS Locations’ Fixed Assets	2010	Seneca Falls Shared Services (FRC/EI/TDS)

902	Fixed Assets & Lease Register (incl Amortization sched), including any Leasehold Improvements, for all FRC/EI/TDS Locations’ Fixed Assets	2011	Seneca Falls Shared Services (FRC/EI/TDS)

903	Depreciation Schedule and Basis for All FRC/EI/TDS Fixed Assets	2006	Seneca Falls Shared Services (FRC/EI/TDS)

904	Depreciation Schedule and Basis for All FRC/EI/TDS Fixed Assets	2007	Seneca Falls Shared Services (FRC/EI/TDS)

905	Depreciation Schedule and Basis for All FRC/EI/TDS Fixed Assets	2008	Seneca Falls Shared Services (FRC/EI/TDS)

906	Depreciation Schedule and Basis for All FRC/EI/TDS Fixed Assets	2009	Seneca Falls Shared Services (FRC/EI/TDS)

907	Depreciation Schedule and Basis for All FRC/EI/TDS Fixed Assets	2010	Seneca Falls Shared Services (FRC/EI/TDS)

908	Depreciation Schedule and Basis for All FRC/EI/TDS Fixed Assets	2011	Seneca Falls Shared Services (FRC/EI/TDS)

909	Invoices for All Fixed Assers & Leasehold Improvements at All FW Shared Service Locations	2006	Seneca Falls Shared Services (FRC/EI/TDS)

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
910	Invoices for All Fixed Assers & Leasehold Improvements at All FW Shared Service Locations	2007	Seneca Falls Shared Services (FRC/EI/TDS)

911	Invoices for All Fixed Assers & Leasehold Improvements at All FW Shared Service Locations	2008	Seneca Falls Shared Services (FRC/EI/TDS)

912	Invoices for All Fixed Assers & Leasehold Improvements at All FW Shared Service Locations	2009	Seneca Falls Shared Services (FRC/EI/TDS)

913	Invoices for All Fixed Assers & Leasehold Improvements at All FW Shared Service Locations	2010	Seneca Falls Shared Services (FRC/EI/TDS)

914	Invoices for All Fixed Assers & Leasehold Improvements at All FW Shared Service Locations	2011	Seneca Falls Shared Services (FRC/EI/TDS)

915	Rental Agreements that support all FW Shared Service Rental Expenses	2006	Seneca Falls Shared Services (FRC/EI/TDS)

916	Rental Agreements that support all FW Shared Service Rental Expenses	2007	Seneca Falls Shared Services (FRC/EI/TDS)

917	Rental Agreements that support all FW Shared Service Rental Expenses	2008	Seneca Falls Shared Services (FRC/EI/TDS)

918	Rental Agreements that support all FW Shared Service Rental Expenses	2009	Seneca Falls Shared Services (FRC/EI/TDS)

919	Rental Agreements that support all FW Shared Service Rental Expenses	2010	Seneca Falls Shared Services (FRC/EI/TDS)

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
920	Rental Agreements that support all FW Shared Service Rental Expenses	2011	Seneca Falls Shared Services (FRC/EI/TDS)

921	Payroll Registers for All FRC/EI/TDS Locations	2006	Seneca Falls Shared Services (FRC/EI/TDS)

922	Payroll Registers for All FRC/EI/TDS Locations	2007	Seneca Falls Shared Services (FRC/EI/TDS)

923	Payroll Registers for All FRC/EI/TDS Locations	2008	Seneca Falls Shared Services (FRC/EI/TDS)

924	Payroll Registers for All FRC/EI/TDS Locations	2009	Seneca Falls Shared Services (FRC/EI/TDS)

925	Payroll Registers for All FRC/EI/TDS Locations	2010	Seneca Falls Shared Services (FRC/EI/TDS)

926	Payroll Registers for All FRC/EI/TDS Locations	2011	Seneca Falls Shared Services (FRC/EI/TDS)

927	Concur Reports (with receiipts) related to all FW Shared Service Locations	2006	Seneca Falls Shared Services (FRC/EI/TDS)

928	Concur Reports (with receiipts) related to all FW Shared Service Locations	2007	Seneca Falls Shared Services (FRC/EI/TDS)

929	Concur Reports (with receiipts) related to all FW Shared Service Locations	2008	Seneca Falls Shared Services (FRC/EI/TDS)

930	Concur Reports (with receiipts) related to all FW Shared Service Locations	2009	Seneca Falls Shared Services (FRC/EI/TDS)

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
931	Concur Reports (with receiipts) related to all FW Shared Service Locations	2010	Seneca Falls Shared Services (FRC/EI/TDS)

932	Concur Reports (with receiipts) related to all FW Shared Service Locations	2011	Seneca Falls Shared Services (FRC/EI/TDS)

933	FRC/EI/TDS “INTERCOMPANY STATEMENT OFF ACCOUNT” -to ITTHQ and ALL Defense Sites(Group, VCs, BUs), Entire Year (Syste,-generated PDF & XLS format)	2006	Seneca Falls Shared Services (FRC/EI/TDS)

934	FRC/EI/TDS “INTERCOMPANY STATEMENT OFF ACCOUNT” -to ITTHQ and ALL Defense Sites(Group, VCs, BUs), Entire Year (Syste,-generated PDF & XLS format)	2007	Seneca Falls Shared Services (FRC/EI/TDS)

935	FRC/EI/TDS “INTERCOMPANY STATEMENT OFF ACCOUNT” -to ITTHQ and ALL Defense Sites(Group, VCs, BUs), Entire Year (Syste,-generated PDF & XLS format)	2008	Seneca Falls Shared Services (FRC/EI/TDS)

936	FRC/EI/TDS “INTERCOMPANY STATEMENT OFF ACCOUNT” -to ITTHQ and ALL Defense Sites(Group, VCs, BUs), Entire Year (Syste,-generated PDF & XLS format)	2009	Seneca Falls Shared Services (FRC/EI/TDS)

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
937	FRC/EI/TDS “INTERCOMPANY STATEMENT OFF ACCOUNT” -to ITTHQ and ALL Defense Sites(Group, VCs, BUs), Entire Year (Syste,-generated PDF & XLS format)	2010	Seneca Falls Shared Services (FRC/EI/TDS)

938	FRC/EI/TDS “INTERCOMPANY STATEMENT OFF ACCOUNT” -to ITTHQ and ALL Defense Sites(Group, VCs, BUs), Entire Year (Syste,-generated PDF & XLS format)	2011	Seneca Falls Shared Services (FRC/EI/TDS)

939	All Supporting Journal Entries for FRC/EI/TDS Intercompany Statement of Account, including ALL supporting Source Docs and DC Advices for the FRC/EI/TDS I/C Statement JEs	2006	Seneca Falls Shared Services (FRC/EI/TDS)

940	All Supporting Journal Entries for FRC/EI/TDS Intercompany Statement of Account, including ALL supporting Source Docs and DC Advices for the FRC/EI/TDS I/C Statement JEs	2007	Seneca Falls Shared Services (FRC/EI/TDS)

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
941	All Supporting Journal Entries for FRC/EI/TDS Intercompany Statement of Account, including ALL supporting Source Docs and DC Advices for the FRC/EI/TDS I/C Statement JEs	2008	Seneca Falls Shared Services (FRC/EI/TDS)

942	All Supporting Journal Entries for FRC/EI/TDS Intercompany Statement of Account, including ALL supporting Source Docs and DC Advices for the FRC/EI/TDS I/C Statement JEs	2009	Seneca Falls Shared Services (FRC/EI/TDS)

943	All Supporting Journal Entries for FRC/EI/TDS Intercompany Statement of Account, including ALL supporting Source Docs and DC Advices for the FRC/EI/TDS I/C Statement JEs	2010	Seneca Falls Shared Services (FRC/EI/TDS)

944	All Supporting Journal Entries for FRC/EI/TDS Intercompany Statement of Account, including ALL supporting Source Docs and DC Advices for the FRC/EI/TDS I/C Statement JEs	2011	Seneca Falls Shared Services (FRC/EI/TDS)

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
945	Supporting Allocation Calculations (with references to JEs/DCs by month) to all FRC/EI/TDS allocations and True-ups to ITTHQ, DEHQ, and the Defense VCs/BUs, including the following FRC/EI/TDS allocations:
Freight, Corp Incentives (net any expense for entire TDS), Household Goods, TAPS/Telecom, Travel, EbuyITT, Collections, Credit, Cash Applications,
Treasury Svces (Cash Mgmt), Acct Payable (P2P Fees), AP Special Projects, Mgmt Reporting, Unclaimed Prop, Sales & Use Tax, Data Center Midwest,
Wintell (Midwest), Network Mgmt, Svc Center (Help Desk/Remedy System, Ent Sys/Svcs (email/MS), GSS, Network VPN, Global Directory Svcs, Voice
	Telecom, Collaborative System, InfoSec (EI & GIS Portion)	2006	Seneca Falls Shared Services (FRC/EI/TDS)

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
946	Supporting Allocation Calculations (with references to JEs/DCs by month) to all FRC/EI/TDS allocations and True-ups to ITTHQ, DEHQ, and the Defense VCs/BUs, including the following FRC/EI/TDS allocations:
Freight, Corp Incentives (net any expense for entire TDS), Household Goods, TAPS/Telecom, Travel, EbuyITT, Collections, Credit, Cash Applications, Treasury Svces (Cash Mgmt), Acct Payable (P2P Fees), AP Special Projects, Mgmt Reporting, Unclaimed Prop, Sales & Use Tax, Data Center Midwest, Wintell (Midwest), Network Mgmt, Svc Center (Help Desk/Remedy System, Ent Sys/Svcs (email/MS), GSS, Network VPN, Global Directory Svcs, Voice Telecom, Collaborative System, InfoSec (EI & GIS Portion)
		2007	Seneca Falls Shared Services (FRC/EI/TDS)

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
947	Supporting Allocation Calculations (with references to JEs/DCs by month) to all FRC/EI/TDS allocations and True-ups to ITTHQ, DEHQ, and the Defense VCs/BUs, including the following FRC/EI/TDS allocations:
	Freight, Corp Incentives (net any expense for entire TDS), Household Goods, TAPS/Telecom, Travel, EbuyITT, Collections, Credit, Cash Applications, Treasury Svces (Cash Mgmt), Acct Payable (P2P Fees), AP Special Projects, Mgmt Reporting, Unclaimed Prop, Sales & Use Tax, Data Center Midwest, Wintell (Midwest), Network Mgmt, Svc Center (Help Desk/Remedy System, Ent Sys/Svcs (email/MS), GSS, Network VPN, Global Directory Svcs, Voice Telecom, Collaborative System, InfoSec (EI & GIS Portion)	2008	Seneca Falls Shared Services (FRC/EI/TDS)

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
948	Supporting Allocation Calculations (with references to JEs/DCs by month) to all FRC/EI/TDS allocations and True-ups to ITTHQ, DEHQ, and the Defense VCs/BUs, including the following FRC/EI/TDS allocations: Freight, Corp Incentives (net any expense for entire TDS), Household Goods, TAPS/Telecom, Travel, EbuyITT, Collections, Credit, Cash Applications, Treasury Svces (Cash Mgmt), Acct Payable (P2P Fees), AP Special Projects, Mgmt Reporting, Unclaimed Prop, Sales & Use Tax, Data Center Midwest, Wintell (Midwest), Network Mgmt, Svc Center (Help Desk/Remedy System, Ent Sys/Svcs (email/MS), GSS, Network VPN, Global Directory Svcs, Voice Telecom, Collaborative System, InfoSec (EI & GIS Portion)	2009	Seneca Falls Shared Services (FRC/EI/TDS)

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
949	Supporting Allocation Calculations (with references to JEs/DCs by month) to all FRC/EI/TDS allocations and True-ups to ITTHQ, DEHQ, and the Defense VCs/BUs, including the following FRC/EI/TDS allocations:
	Freight, Corp Incentives (net any expense for entire TDS), Household Goods, TAPS/Telecom, Travel, EbuyITT, Collections, Credit, Cash Applications, Treasury Svces (Cash Mgmt), Acct Payable (P2P Fees), AP Special Projects, Mgmt Reporting, Unclaimed Prop, Sales & Use Tax, Data Center Midwest, Wintell (Midwest), Network Mgmt, Svc Center (Help Desk/Remedy System, Ent Sys/Svcs (email/MS), GSS, Network VPN, Global Directory Svcs, Voice Telecom, Collaborative System, InfoSec (EI & GIS Portion)	2010	Seneca Falls Shared Services (FRC/EI/TDS)

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
950	Supporting Allocation Calculations (with references to JEs/DCs by month) to all FRC/EI/TDS allocations and True-ups to ITTHQ, DEHQ, and the Defense VCs/BUs, including the following FRC/EI/TDS allocations:
	Freight, Corp Incentives (net any expense for entire TDS), Household Goods, TAPS/Telecom, Travel, EbuyITT, Collections, Credit, Cash Applications, Treasury Svces (Cash Mgmt), Acct Payable (P2P Fees), AP Special Projects, Mgmt Reporting, Unclaimed Prop, Sales & Use Tax, Data Center Midwest, Wintell (Midwest), Network Mgmt, Svc Center (Help Desk/Remedy System, Ent Sys/Svcs (email/MS), GSS, Network VPN, Global Directory Svcs, Voice Telecom, Collaborative System, InfoSec (EI & GIS Portion)	2011	Seneca Falls Shared Services (FRC/EI/TDS)

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
951	Supporting Source Docs for each element of the Basis of Allocation for each FRC/EI/TDS Alllocation to HQ, DEHQ, Defense BUs listed above (i.e. System-generated Active Directory Listing, et al)	2006	Seneca Falls Shared Services (FRC/EI/TDS)

952	Supporting Source Docs for each element of the Basis of Allocation for each FRC/EI/TDS Alllocation to HQ, DEHQ, Defense BUs listed above (i.e. System-generated Active Directory Listing, et al)	2007	Seneca Falls Shared Services (FRC/EI/TDS)

953	Supporting Source Docs for each element of the Basis of Allocation for each FRC/EI/TDS Alllocation to HQ, DEHQ, Defense BUs listed above (i.e. System-generated Active Directory Listing, et al)	2008	Seneca Falls Shared Services (FRC/EI/TDS)

954	Supporting Source Docs for each element of the Basis of Allocation for each FRC/EI/TDS Alllocation to HQ, DEHQ, Defense BUs listed above (i.e. System-generated Active Directory Listing, et al)	2009	Seneca Falls Shared Services (FRC/EI/TDS)

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
955	Supporting Source Docs for each element of the Basis of Allocation for each FRC/EI/TDS Alllocation to HQ, DEHQ, Defense BUs listed above (i.e. System-generated Active Directory Listing, et al)	2010	Seneca Falls Shared Services (FRC/EI/TDS)

956	Supporting Source Docs for each element of the Basis of Allocation for each FRC/EI/TDS Alllocation to HQ, DEHQ, Defense BUs listed above (i.e. System-generated Active Directory Listing, et al)	2011	Seneca Falls Shared Services (FRC/EI/TDS)

957	Program BEST (GL, Approved PARs, Consultants Contracts/Agreements, SAP Agreements/Contracts/Invoices, Due Dilligence Reports, AP Docs, Travel Docs, Org Chart, Time Keeping Records, et al)	2009	FRC (Prog Best)

958	Program BEST (GL, Approved PARs, Consultants Contracts/Agreements, SAP Agreements/Contracts/Invoices, Due Dilligence Reports, AP Docs, Travel Docs, Org Chart, Time Keeping Records, et al)	2010	FRC (Prog Best)

		Year, if	Dept		Complete
#	Description	applicable	Affected	POCs	(Y/N)	Comments
959	Program BEST (GL, Approved PARs, Consultants Contracts/Agreements, SAP Agreements/Contracts/Invoices, Due Dilligence Reports, AP Docs, Travel Docs, Org Chart, Time Keeping Records, et al)	2011	FRC (Prog Best)

Summary of Tasks/Activities

Count of
Department Affected	Tasks/Activities
ALL	1
DEHQ	1
FWSS Acctg	104
FWSS Payroll	25
FWSS Travel	13
GSS	1
HQ Controllers	208
HQ Corp Responsibility	46
HQ Flight Ops Dept	20
HQ Human Resources	68
HQ Internal Audit	73
HQ Legal	31
HQ Pension Dept	151
HQ Tax	67
HQ Treasury	31
Mulitple HQ Depts	12
Seneca Falls Shared Serv	104
FRC (Prog Best)	3
Grand Total	959

Department Affected	Count of Tasks/Acti vities

Count of Dept Affected	Column Labels

															Seneca
															Falls
								HQ							Shared
					HQ	HQ	HQ	Hum			HQ				Service
		FWSS			Con	Corp	Flight	an	HQ		Pens		HQ	Mulitpl	s	FRC
	FWSS	Payro	FWSS		troll	Respon	Ops	Reso	Internal	HQ	ion		Treasu	e HQ	(FRC/EI	(Prog	Grand
Row Labels	Acctg	ll	Travel	GSS	ers	sibility	Dept	urces	Audit	Legal	Dept	HQ Tax	ry	Depts	/TDS)	Best)	Total
						40											40
										31							31
					6												6
											34						34
								6									6
		25															25
													31				31
														5			5
											1						1
														1			1
					5												5
			13														13
											116						116
							20										20
								19									19
								43									43
																3	3
					6												6
	104																104
																	2
									73								73
				1													1
					50												50
															104		104
					141									6			147
						6											6
												67					67
	104	25	13	1	208	46	20	68	73	31	151	67	31	12	104	3	959

List of Defense Units for DCAA TSA
Cost Centers

FRC co. 30
300216	Collections
300217	Credit
300215	Cash Application
300220	Corporate Services
300230	Operations Management
300222	Treasury Services (Cash Management)
300226	Accounts Payable (P2P Service Fees)
300512	AP Special Projects
300225	Management Reporting
300235	Unclaimed Property
300214	Sales and Use tax Compliance

TDS co. 20
200101	Freight
200101	Corporate Incentives net Expenses for entire TDS
200101	Household Goods
200101	Taps/Telecom
200101	Travel
200101	EbuyIT

EI — co. 50
CC 500201	Data Center East
CC 500202	Wintel Hosting East
CC 500203	Data Center Midwest
CC 500204	Wintel Hosting Midwest
CC501251	Voice Comm
CC 501201	Network — Americas
CC 501211	Network — EMEA
CC 501221	Network — ASPAC
CC501261	Directory Services
CC 502241	Enterprise Systems
CC 503201	Global Help Desk
CC 501231	Enterprise Infrastructure
CC 83000	Global Info. Services
CC 83400	Connect

GSS — co. 40
400201 —	GSS Leadership
400301 —	GSS Americas
400302 —	GSS Brazil
400305 —	GSS China
400306 —	GSS Poland
400307 —	GSS India
400308 —	GSS Italy
400401 —	GSS indirect
400407 —	GSS Buying Channel Support
400409 —	GSS Global Logistics
400413 —	GSS Supplier Quality

Defense Units

Defense -SAP

Defense vs.
Co #	Commercial	New Company
1005	DEF	Defense	CS
1009	DEF	Defense	Defense — Custodials
1010	DEF	Defense	ES — EWS
1101	CM	Defense	GIS
1160	DEF	Defense	AES
1165	DEF	Defense	ES/RDR — Gil
1170	DEF	Defense	Defense HQ
1185	DEF	Defense	SSD — Old
1186	DEF	Defense	SSD
1190	DEF	Defense	CIS
1191	DEF	Defense	Systems HQ
1195	DEF	Defense	SSI
1198	DEF	Defense	Systems FSIC
1199	DEF	Defense	CIS_CS
1200	DEF	Defense	CNS

Co #	ITT HQ & FSS	New Company
1003	FSS	ITT
1001	ITT HQ	ITT

SCHEDULE AC9
BASIC TIME AND MATERIALS SUPPORT
Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this Service should be directed to:

Name	Title	Phone	e-mail
Service Provider’s Contact

ITT Corporation Daryl Bowker	TSA Manager	Office:315-568-7676	Daryl.bowker@ittcorp.com

Service Receiver’s Contact

Exelis Inc. Joe Daniel	TSA Manager	Office: (703) 790-6309	Joe.daniel@itt.com
PARTIES TO THE AGREEMENT
Service Provider: ITT Corporation
Service Receiver: Exelis Inc.
GENERAL SERVICE DESCRIPTION
Service Receiver may need assistance after the Distribution Date from the Service Provider for miscellaneous services, including but not limited to consulting, advisory, knowledge transfer and other similar services in various areas including, but not limited to finance, tax, accounting, insurance, treasury, human resources and communications, which are not already provided for under all of the other TSAs between ITT Corporation, Xylem Inc., and Exelis Inc.
The Service Provider hereby agrees to cause its and its affiliates employees (collectively, “Experts”) to provide a reasonable amount of services, including specifically the services listed in Annex A, upon reasonable notice and request from the Service Receiver on a time and materials basis from the Distribution Date through April 30, 2013 (the “Minimum Term” and the “Maximum Term”).
To utilize this TSA Schedule, employees of Service Receiver should request such services via email or telephonically where both parties have a clear expectation of the estimated number of hours of assistance being requested. For projects that are expected to require more than 5 to 10 hours of assistance a one or two paragraph project plan should be agreed to in order to avoid misunderstandings. The project plan should be put together by the Service Provider’s “Expert “with respect to the requested services.
Employees of Service Receiver should advise their TSA manager that a request for services has been made together with a description of such services requested and the estimated number of hours requested.
The “Expert” should advise their TSA manager that a request for services has been made and the estimated number of hours requested.
SCOPE OF SERVICES
The scope of services will depend on the needs of the Service Recipient and the capabilities and availability of the Experts.
LOCATIONS
All locations around the world
PREREQUISITES/DEPENDENCIES
The Experts remain employees of Service Provider. Service Receivers acknowledge and agree that Service Provider has discretion to terminate the Experts and the Experts have the ability to terminate their employment with Service Provider. In the event the Experts are no longer employed by Service Provider, Service Provider will, at the request of the Service Receiver, use commercially reasonable efforts to provide similar services. However, if Service Receivers or an affiliate employ any of the Experts, the specific service requested under this

2

Schedule can be terminated by the Service Provider, at the Service Provider’s sole discretion on 5 business days notice to the Service Receiver.
TAX STATUS
Sales tax will be charged as determined by the Service Provider and the Service Receiver shall pay such tax along with the payment for the service provided.
BILLING LOCATION
Service Provider will provide Service Receiver with an invoice to its address set forth below under Notice Requirements, except in cases where services are provided outside of the United States, in which case invoices will be created by the Service Provider’s legal entity in the country where the services are being performed and invoiced to the Service Receiver’s legal entity that requested the services in the Service Provider’s local currency. The bill will cover all charges for services under this Schedule from Service Provider and, to the extent reasonably feasible, will be itemized among Service Receiver’s legal entities if identified by the Service Receiver when requesting the service. The invoice will contain the number of hours each Expert worked, a short paragraph describing the services and the US dollar amount per Expert.
The Experts shall track their time on either a time sheet or any other proper method such as the utilizing the time sheet attached hereto and Service Provider agrees that the time sheets will accompany the invoice that is sent to the Service Recipient for payment. In cases where the requested services are expected to take longer than 30 days to complete, the Service Provider will be allowed to invoice the Service Receiver once per month for all costs incurred to date.
NOTICE REQUIREMENTS
No notice of Termination is required under this Schedule and there shall be no make-whole fee under this Schedule
Notices and bills to the Service Provider should be sent to:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker

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Notices and bills to the Service Receiver should be sent to:
Exelis Inc.
1650 Tysons Boulevard
Suite 1700
McLean, VA 22102
Attention: Joe Daniel
PRICING
In addition to the costs specifically set forth below, Service Receivers shall also pay all business travel expenses relating to the Services in accordance with Service Providers documented travel policies and any incremental out of pocket costs incurred by the Service Provider in order to provide the requested services that are invoiced by unaffiliated 3rd parties. Service Provider agrees to provide vendor invoices as backup to the Service Receiver when invoicing the Service Receiver under the terms of this TSA.
The hourly rates below include a 4.5% increase for inflation and the 2% profit margin and shall be applicable in 2011 and 2012. The rates shall increase by 4.5% in 2013. There shall be no make whole fee due under Section 11 of the Agreement upon early termination of this TSA.

Service	Hourly Rate*
Hourly Rate Administrative/Secretarial.	$50 per hour

Hourly Rate for a Non Executive	$100 per hour

Hourly Rate for an Executive	$150 per hour

*   Note: In cases where invoicing is done outside the United States, the above rates should be converted to local currency based on the exchange rate on the date the invoice is prepared.
The pricing for the services described in Annex A will be as set forth in Annex A unless no pricing is provided in which case if services are provided on an hourly basis the rates above will apply.

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Annex A
Annex A-1 —Individual Employee Services
Service Provider (ITT) will provide Service Receiver (Defense) with the services of                  during the period from the Distribution Date through December 31, 2011. Defense will pay ITT Cost plus 2% - 10% per month for                  services and expect that                  will dedicate 50% of his time to the needs of the Service Receiver. Defense will continue to provide                  with his current office and access to a phone, though his computer connectivity will be terminated.                  will have access to the common areas in Fort Wayne and to his office and well as other areas if invited by Defense personnel. Defense will not charge ITT for space rental (build it into his monthly rate to make things simpler so you only need one bill). In the event                  can no longer or chooses not to provide services, this Annex A-1 and the services of                  will be terminated and              will no longer have access to the Fort Wayne facility. No make-whole fee will be paid under this Annex A-1.
                 will provide the following services:
Serve as a confidant/advisor and provide guidance and assistance to the ITT Exelis labor relations and human resources staff on the delivery of a broad range of proactive human resources and labor relations activities and initiatives. Specifically:
Provides assistance with HR functional strategic/operations planning
Draft and vet HR policies as requested
Conducting and or mentoring staff on training activities including conducting needs assessments to identify training needs, formulates recommendations and executes training program development as requested
Provide consulting support to ITT Exelis management on matters of policy development, contract administration and negotiation, maintenance of union free operations, and negotiation objectives development
Provide assistance with the development of timely and strategically aligned prep documents and the development of bargaining proposals

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Annex A-2 Master Black Belt Training
Service Provider: ITT Corporation
Service Owner: Mary Gerstner, mary.gerstner@itt.com (914) 641-2002
Service Receiver: Xylem Inc.
Service Owner: Rod Smith, rod.smith@xyleminc.com (806) 252-4692
Service Receiver: Exelis Inc.
Service Owner: Vince Thomas, vince.thomas@exelisinc.com phone (702) 790-6351
The Service Provider will invoice the Service Receivers to equally share in out of pocket expenses incurred to deliver a joint Master Black Belt training class and subsequent Train the Trainer classes. Out of pocket expenses include but are not limited to Consultant expense, curriculum binders, CDs, books, meals, and various classroom supplies. All time, travel, and related expenses will be the responsibility of each company.
Master Black Belt training consists of 4 weeks. It will be led by one employee from each company and supplemented with consulting expertise as needed. The curriculum delivered will be the 2011 enhanced Master Black Belt content developed jointly with the University of Michigan. Certification will be the responsibility of each company.
Annex A-3 Furniture Storage in Dubai
Service provider/Remit to: Camil George Shuggi, General Manager of IP Dubai branch. Address: Office 504; Deira Twin towers; Baniyas Street; Deira; Dubai ; UAE
Service receiver/Bill to: Bernard Joseph Dunn, General Manager of Defense Dubai branch. Address: Office #1102; Crystal tower; Business Bay; Downtown Dubai ; Dubai ;UAE
Services: The ITT Dubai office will store existing furniture for the Exelis Dubai office for up to three months commencing on the Distribution Date. The maximum term expires on January 31, 2012. 5 days advance notice is required to terminate this service.
Pricing: The storage charge for the furniture will b e billed on a monthly basis. The cost per month will be AED Cost plus 2% - 10%/- This charge is based on a daily rate of AED Cost plus 2% - 10%/-. Partial month billing will be based on the daily rate. The rate above includes the 2%, 10% or 4.5% increase that should be applied as set forth in Section 2(a) of the Agreement. There will be no make-whole fee for early termination.

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Annex A-4
Management Reporting (HFM/Planning) Post Separation Support Requirements
Following the separation of ITT into 3 companies, key management reporting resources will be required to provide post separation support and knowledge transfer between the NewCos. High level areas of support and knowledge transfer include:
•	Month-end close

•	Year-end close

•	New Year setup and rollforward

•	OpPlan, Forecast, and Budget

•	Metadata Management

•	Ledger Mapping

•	Break/Fix Support
Listed below are the key HFM and Planning resources whose post separation support will be required during the period 11/1/2011 through the 2012 March Close (approximately 4/20/2012).

			November			December			January			February			March			April
	Future
Resource	NewCo	Executive	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis
	ITTCo	No	n/a	48	48	n/a	48	24	n/a	48	24	n/a	36	12	n/a	36	12	n/a	12	12
	Xylem	No	48	n/a	48	24	n/a	24	24	n/a	24	12	n/a	12	12	n/a	12	12	n/a	12
	Exelis	No	48	48	n/a	24	24	n/a	24	24	n/a	12	12	n/a	12	12	n/a	12	12	n/a
	ITTCo	No	n/a	48	0	n/a	24	0	n/a	24	0	n/a	12	0	n/a	12	0	n/a	12	0
	ITTCo	Yes	n/a	48	48	n/a	24	24	n/a	24	24	n/a	12	12	n/a	12	12	n/a	12	12
	Xylem	No	48	n/a	48	24	n/a	24	24	n/a	24	12	n/a	12	12	n/a	12	12	n/a	12
Service Provider Owners and Service Receiver Owners are set forth under “Service Owner” above
Annex A-5 —Individual Employee Services
Service Receiver (Exelis) will reimburse Service Provider for all its costs and expenses, including but not limited to wages, bonus, retention fees (mutually agreed to between Service Provider and Service Receiver) benefits, leave liabilities and taxes, but specifically excluding any severance obligations which shall be paid for by Service Provider in connection with employing                  and an employee to be identified later (individually and collectively, the “Employees”) on a part time basis during the period from the Distribution Date through September 30, 2012 (the “end date”). Service Receiver shall have no control or authority over the Employees and the Employees shall act on behalf of and at the discretion of the Service Provider. Service Provider will continue to provide the Employees with the same service and support (medical and dental benefits, payroll, access to the Service Provider’s facility (without a full time desk), etc.) as provided prior to the Distribution Date. Nothing contained herein shall prevent Service Provider from terminating Employees’ employment “for cause” at Service Provider’s discretion.

7

     Service Receiver acknowledges that at the end date, the employee’s employment will be terminated. This TSA may be terminated by Service Receiver early by providing 5 business days prior notice. There shall be no penalty or make whole if Service Receiver exits this TSA earlier than the stated end date.
     Service Receiver hereby expressly agrees to indemnify Service Provider for any liabilities, damages, costs, expenses, settlement amounts, duties, or fines, including court costs and reasonable attorney fees, arising from this Annex A-5 provided, however, that Service Provider shall not be entitled to be indemnified for any such liabilities, damages, costs, expenses, settlement amounts, duties, or fines, including court costs and reasonable attorney fees arising as a result of Service Provider’s negligence or willful misconduct in providing the services under this Annex A-5 or in connection with any severance obligations.
In the event the Employees’ employment with Service Provider is terminated, Service Provider shall use commercially reasonable efforts to hire another person and Service Receiver shall pay any and all costs associated with the new hire.
Service Provider: ITT Corporation
Service Provider Owner:
Burt Fealing
1133 Westchester Avenue, Suite 3000
White Plains, NY 10604
Burt.Fealing@itt.com
Service Receiver: Exelis Inc.
Service Receiver Owner:
Vince Thomas
Exelis Inc.
1650 Tysons Boulevard
Suite 1700
McLean, VA 22102
Vince.Thomas@exelisinc.com

8

SCHEDULE B
Service Provider: Xylem Inc.
Service Recipient: ITT Corporation and/or Exelis Inc.
Service to be Provided:

4

SCHEDULE BA1
UK BENEFITS SUPPORT
Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters and general inquiries regarding this Service should be directed to:

Name	Title	Phone	e-mail
Service Provider’s Contact
Water Process Ltd Barbara West	UK Benefits Manager	44- 1256-311-801	barbara.west@xyleminc.com

Service Recipient’s Contact
ITT Industries Limited Roger Wearn	Shared Services Manager	44-1256 3111767	roger.wearn@itt.com
PARTIES TO THE AGREEMENT
Service Provider: Water Process Ltd
Service Receiver: ITT Industries Limited
GENERAL SERVICE DESCRIPTION
Benefits for Service Receivers in England have been managed pre-spin by Service Provider based in Basingstoke. Service Receivers need assistance from Barbara West and/or Linda Frawley (collectively, the “Experts”) on a time and materials basis to provide services similar to those provided to the Service Receiver or its affiliates during the 12 month period prior to October 1, 2011, including continuity of Benefits Administration, training and advice for 18 months (“Minimum Term”), but not longer than 24 months from the date hereof (“Maximum Term”).

1

SCOPE OF SERVICES
The following services will be provided on a time and materials basis by the Experts.
•	Launch Flexible Benefits Package for Service Receivers’ United Kingdom locations including administration, communications, etc.

•	Assistance in establishing Service Receiver’s policy for enrollment in Private Medical

•	Assistance with administering the share incentive plan for the Service Receiver.

•	Assistance with the administration and preparation for cessation of Service Receiver’s Defined Benefit Plan (General Pension Plan) and movement to a Defined Contribution Plan (ITT Retirement Savings Plan).

•	Provide guidance in negotiating premiums with various Benefit Brokers to include interfacing with appropriate Benefits Vendors on behalf of Service Receiver, but not executing agreements on Service Receiver’s behalf.

•	Facilitate the transition of the Benefits Vendor relationship to designated Service Receiver’s HR Benefits Manager

•	Facilitate the transition of the daily benefit activities to the HR staff of Service Receiver in the United Kingdom

•	Provide guidance on applicable British Laws versus Benefits provided, but not legal advice.

•	All communications initially prepared by the Experts to Service Receiver’s employees will be reviewed by the Service Receiver’s Sr. Manager of Benefits and Service Receivers’ Vice President, Human Resources, or such other person as may be designated by Service Receiver

•	The Experts will provide employees designated by the Service Receiver with monthly status reports. The Experts will work under a schedule mutually agreed to prior to October 1, 2011 which will average approximately four (4) hours per week during the first three (3) to six (6) months and then two (2) to four (4) hours thereafter. The Experts will utilize their current office and equipment at Service Provider, Basingstoke, England, unless Service Provider moves such employees, at its discretion.

•	Such other services as the Experts have provided to ITT Corporation’s commercial business during the twelve (12) month period prior to October 1, 2011 and requested by Service Receiver, which shall not include legal or tax advice or the execution of any documentation for any governmental authority.

2

LOCATIONS
United Kingdom
PREREQUISITES/DEPENDENCIES
The Experts remain employees of Service Provider. Service Receiver acknowledges and agrees that Service Provider has discretion to terminate the Experts and the Experts have the ability to terminate their employment with Service Provider. In the event the Experts are no longer employed by Service Provider, Service Provider’s then current benefit manager will, at the request of the Service Receiver, provide similar services at an agreed to hourly rate, based on such benefit manager’s all in cost to the Service Provider (total compensation plus allocated overhead). However, if Service Receiver or an affiliate employs any of the Experts, this Schedule can be terminated by the Service Provider, at the Service Provider’s sole discretion on 5 business days notice to the Service Receiver. In the event the Experts are no longer employed by Service Provider or no longer capable of providing services due to disability, and the Experts are not replaced by another benefits leader, this Schedule shall terminate with no further obligations of either party.
The Service Receivers’ human resources department shall cooperate with the Experts as the Experts provide service under this Schedule.
TAX STATUS
VAT will be charged as determined by the Service Provider
BILLING LOCATION
Service Provider will provide ITT Industries Limited with an invoice to its address set forth below. The bill will cover all charges for services under this Schedule from Service Provider to Service Receiver and, to the extent reasonably feasible. The invoice will contain the number of hours each Expert worked, a short paragraph describing the services and the British Pound amount per Expert.

3

NOTICE REQUIREMENTS
Service Receiver shall notify Service Provider at least 90 days in advance of the Minimum Term if it wants to extend or terminate this Schedule, but such extension shall not be for longer than the Maximum Term. If notification is not received by the Service Provider, the service will terminate at the end of the Minimum Term. There shall be no make-whole fee in the event of an early termination under this Schedule.
Notices to the Service Provider should be sent to
Water Process Ltd, Jays Close,
Viables Estate, Basingstoke, Hampshire RG22 4BA
Attention: Barbara West
Notices to the Service Receiver should be sent to
ITT Industries Limited
Jays Close, Viables Estate,
Basingstoke, Hampshire RG22 4BA
Attention: Roger Wearn
PRICING
In addition to the costs specifically set forth below, Service Receivers shall also pay all business travel expenses relating to the Services.
The hourly rates below include a 4.5% increase each year for inflation and a 2% increase for a profit margin. In the event the service continues past the Minimum Term, the rate will increase by 8%

Service	Hourly Rate
Hourly Rate for Ms. West.	Cost plus 2% - 10% during 2011 Cost plus 2% - 10% during 2012 Cost plus 2% - 10% during 2013

Hourly Rate for Ms. Frawley	Cost plus 2% - 10% during 2011
Cost plus 2% - 10% during 2012
Cost plus 2% - 10% during 2013

4

SCHEDULE BA2
ERP-LX & TANGO APPLICATION
NANJING
     Schedule Intentionally Deleted Prior to Distribution Date

1

SCHEDULE BA3
GLOBAL ENTERPRISE
CONTENT MANAGEMENT

Schedule Intentionally Deleted
Prior to Distribution Date

1

SCHEDULE BA4
GLOBAL VAULT PROFESSIONAL
SERVICES
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this service should be directed to:

Name	Title	Phone	e-mail
Service Provider

Jason Pratt Xylem Inc.		(717) 509-2310	jason.pratt@xyleminc.com

Service Receiver Ray Schussler ITT Corporation	Global Engineering Systems Manager	(315) 568-7287	ray.schussler@itt.com
GENERAL SERVICE DESCRIPTION
Service Provider will provide Global Vault Professional Services for Service Receiver.
Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

1

				Minimum Service
			BAU Transaction	Period
Service #	Service Name	Description of Service	Volume	(in mo.)	Service Charge
IT-Global Vault-01	Global Vault Professional Services	Provide Global Vault Professional Services to support the Windchill/PDMLink, ProjectLink, and MPMLink FMC Standard Product Data Lifecycle Management (PDLM) Platform:		12	Time and Materials based on the Additional Pricing Section

•    Windchill/PDMLink, ProjectLink and MPMLink FMC Standard Product Data Lifecycle Management (PDLM) Platform Support & Maintenance — Service Provider will receive ticket requests from Service Receiver, monitor incident resolution requests, and recommend and implement incident resolution per the SLA outlined in the Service Level section of this agreement. Service Provider will identify and communicate breaks in application discovered by automated or monitoring system, develop solution and approach to address break in application, and implement fixes to resolve break in application.
			Up to 30 hours per Month

•    Windchill/PDMLink, ProjectLink and MPMLink Standard Product Data Lifecycle Management (PDLM) Platform Database Support — Service Provider will receive ticket requests from Service Receiver and will trouble shoot database related incidents, maintain database schema if necessary, bounce databases as required, perform data cleanup activities as needed, monitor and maintain, provide support for all database issues in test/dev environments, archive and truncate database tables as required, compact databases as required, compress, and delete old log files as needed, and conduct scheduled maintenance activities.

•    Training/Mentoring - The Service Provider after receiving a request from the Service Receiver, will provide Training, Mentoring, and knowledge about the ITT implementation of Windchill/ PDMLink to the Service Receiver
			Up to 20 hours per Month
Service Provider will be required to:
•	Maintain staff of United States persons only

2

Service Volumes Greater Than or Less Than Observed Pre-Distribution Date
Service Provider will deliver the same volume of Services as delivered in the 12 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities on a time and materials basis with respect to the one-time set-up fees. The table below will then apply following the completion of the one-time set-up activities.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service
Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the other Service Recipients.
Exit Services
The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
IT-Global Vault-02	Global Vault Professional Services Migration	Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:	Time and Materials Based on Additional Pricing Section
• Support of data extraction requests from the Service Receiver
• Providing Subject Matter Expertise in helping the Service Receiver understand current state data schema and configuration details

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Service #	Service Name	Description of Service	Service Charge ($/hour)
IT-Global Vault-03	Global Vault Professional Services Knowledge Transfer	Service Provider will provide the following knowledge transfer services:	Time and Materials Based on Additional Pricing Section
• Existing non-sensitive documentation maintained by the Service Provider will be given to the Service Receiver as it relates to the Global Vault Application and related interfaces
Supplemental Services
For requests for supplemental services relating to Global Vault Professional Services by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request attached as Annex A for consideration by Service Provider.
Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12 noon Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver. Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.
PREREQUISITES/DEPENDENCIES

•	If Service Receiver, or the Service Receiver’s Supplier(s), sends inaccurate information to Service Provider, it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Service Receiver will remove all Service Receiver data from the Service Provider’s Global Vault instance. These services are included at $0 cost.

•	Service Provider will remove all Service Provider data from the Service Receiver’s Global Vault instance. These services are included at $0 cost.

•	Service Receiver must provide VPN access for specific Service Provider users to the Service Receiver’s servers. Service Provider must provide VPN access for specific Service Receiver users to the Service Provider’s servers. VPN access will be provided to allow data cleanup and removal.

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•	Service Receiver must provide access, via secure VPN at all times or additional ports, to allow up to 10 Service Provider staff members to gain access to the Global Vault environment. The Service Receiver will need to provide these Service Provider staff members with the appropriate elevated privileges needed to complete the services requested, this will be required for the period of this TSA and should be consistent with the policies and procedures set forth by Service Receivers Service Delivery organization.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.
NOTICE REQUIREMENT
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
Xylem Inc.
240 Fall Street
Seneca Falls, NY 13148
Attention: Linda Lynch
Linda.lynch@xyleminc.com
If to the Service Receiver:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com
SERVICE LEVEL
Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.
In the event incidents cannot be resolved, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.

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ADDITIONAL PRICING
Hourly Rate for Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources be required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.
Additional Pricing Rates (All in USD)

Location	Low	Medium	High
USA	$75	$100	$125
Greece	$35	$46	$58
Mexico	$19	$25	$31
Sweden	$75	$100	$125

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Annex A
TSA Change Request Form

TSA Schedule:
Receiver TSA Owner:
Date of Request:
Completed By:
     Requested Service Change:

Already agreed to
	Service Description			with Service
Item Number	(Listed on schedule in the TSA)	Monthly Charge	Requested Change	Provider (Y/N)
1
2
3
4
5
     Outcome:

Outcome
Item Number	(Approved, Denied)	Specific Action to be taken
1
2
3
4
5
Approvals

Approved By:	Approved By:

Provider TSA Functional Lead	Receiver TSA Functional Lead

Executive Representative:	Executive Representative:

Provider TSA Manager	Receiver TSA Manager

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SCHEDULE BA5
SUPPLIER PORTAL
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this service should be directed to:

Name	Title	Phone	e-mail
Cecilia Akesson Xylem Inc.	Team Leader	+46 471 247994	cecilia.akesson@xyleminc.com

Kevin Loucks ITT Corporation	Manager, Transition Management Office	(315) 568-7770	kevin.loucks@itt.com
GENERAL SERVICE DESCRIPTION
Service Provider will perform Supplier Portal Support Services for Service Receiver.
Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

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				Minimum Service
			BAU Transaction	Period
Service #	Service Name	Description of Service	Volume	(in mo.)	Service Charge
IT-Supplier Portal-01	Supplier Portal Application Support Services	Provide ongoing Supplier Portal service and application support:	93,000 Purchase Orders Annually	18	Cost plus 2% - 10% per mon

•    Supplier Portal Processing — The Service Provider will operate the Supplier Portal such that the Service Receiver’s staff and Suppliers can access the Supplier Portal via the Web. The Service Receiver’s Suppliers access the Supplier Portal to review, create and update various types of Purchasing and Shipping information necessary to review Purchase Orders; create and send Order Response, receive Order Changes, review Order Acknowledgements, review Supplier Data, create Dispatch Advice, and review Goods Received messages that transmit to and from the Service Receiver’s ERP/MRP system.

•    The Service Provider’s Supplier Portal will receive Supplier Data messages from the Service Receiver’s ERP/MRP system, and create or update Supplier Information within the Supplier Portal. An email is sent back to the Service Receiver acknowledging the updates.

•    The Service Provider’s Supplier Portal will receive Purchase Order Register, Change and Cancel messages from the Service Receiver’s ERP/MRP system, to create or change Purchase Order information within the Supplier Portal. The Service Provider’s Supplier Portal sends an email notification to the designated Service Receiver’s Supplier.

•   The Service Provider’s Portal will allow the Service Receiver’s Suppliers to acknowledge the Orders on the Supplier Portal, and will send Order Response messages to the Service Receiver’s ERP/MRP system.

		• The Service Provider’s Portal will receive Order Acknowledgement messages from the Service Receiver’s ERP/MRP system, and update and reflect this on the Supplier Portal.

•    The Service Provider’s Supplier Portal allows the Receiver’s Suppliers to create and update Dispatch Advice information in the Supplier Portal, the Supplier Portal sends Dispatch Advice messages to the Service Receiver’s ERP/MRP system. The Supplier Portal, for Bookings with ‘No Invoice Control’, will generate a PDF report file, and print it to a designated default printer at the Service Receiver’s Supplier’s Forwarder. In

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Minimum Service
			BAU Transaction	Period
Service #	Service Name	Description of Service	Volume	(in mo.)	Service Charge

      addition, the Supplier Portal will, once a Supplier has created a shipment and dispatched it, create a packing information (Flag/Label) PDF report and print it on the designated default printer that the Supplier has set up within the Supplier Portal.

• The Service Provider’s Supplier Portal will receive Goods Received messages and create and update this information in the Supplier Portal.

•    The Service Provider’s Supplier Portal allows the Service Receiver’s Supplier to create and update an Invoice within the Service Provider’s Supplier Portal, the Supplier Portal transmitts the Invoice to the Service Receiver’s ERP/MRP system.

•    When the Service Provider’s Supplier Portal identifies a corrupt message or one with invalid or bad data, the Service Provider’s Supplier Portal will generate and send an email to the designated Service Receiver contact. The Service Receiver determines how best to correct the invalid message.
1,700 emails Monthly

•    Access to Supplier Portal Application — Service Provider will provide access to application for authorized Service Receiver Suppliers and staff per the security guidelines outlined in the Master Services Agreement. Service Provider will create new application and database users pre-approved by Service Recipient, maintain application and database passwords, maintain application and database security to meet security and controls guidelines identified in Master Services Agreement, as well as monitor and restrict unauthorized access to source code and data. Service Provider will maintain production batch schedule, execute batch jobs, assess impact of failed batch jobs, and adjust schedule to account for batch job failures and delays. Service Provider will execute web server and application server configuration changes, monitor and maintain application administration Cron jobs and shell scripts.

•    Supplier Portal Support & Maintenance — Service Provider will monitor incident resolution requests from the Service Receiver’s Superusers and Staff, and recommend and implement incident resolution per the SLA outlined in the Service Level section of this agreement. Service Provider will identify and communicate breaks in application discovered by automated or monitoring system, develop solution and approach to address break in application, and implement fixes to resolve break in application.
150 Incidents Annually
• Supplier Portal Database Support — Service Provider will monitor incident resolution requests, and recommend and implement incident resolution

3

Minimum Service
			BAU Transaction	Period
Service #	Service Name	Description of Service	Volume	(in mo.)	Service Charge
per the SLA outlined in the Service Level section of this agreement. Service Provider will identify and communicate breaks in application discovered by automated or monitoring system, develop solution and approach to address break in application, and implement fixes to resolve break in application.
Service Volumes Greater Than or Less Than Observed Pre-Distribution Date
Service Provider will deliver the same volume of Services as delivered in the 12 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities on a time and materials basis with respect to the one-time set-up fees. The table below will then apply following the completion of the one-time set-up activities.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service
Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the other Service Recipients.

4

Exit Services
The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
IT-Supplier Portal-03	Supplier Portal Migration	Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:	Time and Materials Based on Additional Pricing Section
• Support of data extraction requests from the Service Receiver
• Providing Subject Matter Expertise in helping the Service Receiver understand current state data schema and configuration details

IT-Supplier Portal-04	Supplier Portal Training	Service Provider will provide the following education and training services:	Time and Materials Based on Additional Pricing Section
• Provide training and education to the Service Receiver’s staff to enhance their capability to stand alone and manage a Portal

IT-Supplier Portal-05	Supplier Portal Knowledge Transfer	Service Provider will provide the following knowledge transfer services:	Time and Materials Based on Additional Pricing Section
• Existing non-sensitive documentation maintained by the Service Provider will be given to the Service Receiver as it relates to the Supplier Portal Application and related interfaces
Supplemental Services
For requests for supplemental services relating to Supplier Portal Applications by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request attached as Annex A for consideration by Service Provider.
Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12 noon Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing

5

operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver. Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.
LOCATIONS
Services are initially provided from Emmaboda, Sweden to ITT co. global locations.
PREREQUISITES/DEPENDENCIES

•	Service Receiver will maintain the applications and interfaces documented in Attachment A, within the Service Receiver’s systems and applications.

•	If Service Receiver, or the Service Receiver’s Supplier(s), sends inaccurate data to Service Provider, it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	The Service Receiver will continue to utilize and have available a Supplier Portal Superuser (senior buyer and business expert) to provide first line support for the Supplier Portal.

•	The Service Receiver’s Staff will need to have the Citrix client installed on their PC devices.

•	The Service Receiver’s must have one of the following ERP/MRP systems active in order to utilize the Service Provider’s Supplier Portal: Business Planning and Control System (BPCS), Planning Resource Management System (PRMS) or IDMS B&G systems.

•	Service Receiver, in a separate and independent agreement, must have Websphere MQ systems active and maintained with the correct interfaces and data feeds to Supplier Portal by the Service Receiver for the period of time in which this agreement is in effect.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

6

NOTICE REQUIREMENT
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
Xylem Inc.
2881 E Bayard Street
Seneca Falls, NY 13148
Attention: Linda Lynch
Linda.lynch@xyleminc.com
If to the Service Receiver:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com
SERVICE LEVEL
Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.
The Service Provider will provide support services during Swedish Office Hours, Monday through Thursday from 7:30am to 4:30pm, and on Friday from 7:30am to 1:30pm Swedish time. Incidents logged after Swedish Office Hours will be addressed on the start of the next support day.
In the event incidents cannot be resolved, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.
ADDITIONAL PRICING
Hourly Rate for Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources be

7

required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.
Additional Pricing Rates (All in USD)

Location	Low	Medium	High
USA	$75	$100	$125
Greece	$35	$46	$58
Mexico	$19	$25	$31
Sweden	$75	$100	$125

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ATTACHMENT A

Destination
Message Name	Business Purpose	Source System	System
Supplier	Service Receiver Creates and Maintain Supplier data in the Supplier Portal	Service Receiver MRP/ERP	Supplier Portal

Orders	Service Receiver submits Purchase Orders to their Suppliers, via the Supplier Portal	Service Receiver MRP/ERP	Supplier Portal

Order Response	Supplier communicates to Service Receiver that the Order has been acknowledged	Supplier Portal	Service Receiver MRP/ERP

Order Response Acknowledgement	Service Provide communicates to their Supplier that the Service Provider acknowledges the Response from their Supplier	Service Receiver MRP/ERP	Supplier Portal

Dispatch advice	Supplier communicates to the Service Receiver when the Purchase Order has been fulfilled, manufactured and/or Packed. Supplier communicates to the Service Receiver Pickup Orders, Ship Dates, and VMI Goods collection notifications	Supplier Portal	Service Receiver ERP/MRP

Good Received	Service Receiver communicates to their Supplier that the Shipment has been received	Service Receiver ERP/MRP	Supplier Portal

Invoice	Supplier communicates to the Service Receiver a Invoice for payment	Supplier Portal	Service Receiver ERP/MRP

9

Annex A
TSA Change Request Form

TSA Schedule:
Receiver TSA Owner:
Date of Request:
Completed By:
     Requested Service Change:

Already agreed to
	Service Description			with Service
Item Number	(Listed on schedule in the TSA)	Monthly Charge	Requested Change	Provider (Y/N)
1
2
3
4
5
     Outcome:

Outcome
Item Number	(Approved, Denied)	Specific Action to be taken
1
2
3
4
5
Approvals

Approved By:	Approved By:

Provider TSA Functional Lead	Receiver TSA Functional Lead

Executive Representative:	Executive Representative:

Provider TSA Manager	Receiver TSA Manager

10

SCHEDULE BA6
SERVICES TSA ANNEX FOR
AXMINSTER
SERVICE OWNER
All service matters and general inquiries regarding this service should be directed to the following service owners:

Name	Title	Phone	e-mail
Service Provider Lowara UK Ltd. Duncan Lewis	General Manager	+44(0) 1297 630209	Duncan.Lewis@xyleminc.com

Service Recipient ITT Industries Ltd. John Veness	General Manager	+44(0) 1297 630247	John.Veness@itt.com
PARTIES TO THE AGREEMENT
1.	Service Provider: Lowara UK Ltd.

2.	Service Recipient: ITT Industries Ltd.
GENERAL SERVICE DESCRIPTION
1.	Pump Testing Services

2.	Information Technology Services

3.	Finance Support Services
TERM AND OPTION
1.	24 months — Commencing on the date of the separation into 3 companies

2.	Service Recipient will have the option to terminate this agreement at any time after the 1st 12 months with 6 months advance written notice to the Service Provider.

1

SERVICES TO BE PROVIDED
1.	Pump Testing Services
a.	ITT personnel shall follow Lowara’s written pump test procedures when conducting tests.

b.	ITT personnel who will use the test area must regularly attend an induction course on Lowara’s environmental, safety & health (ESH) procedures.

c.	Only the ITT personnel who have been trained in these regular ESH induction courses shall be eligible to carry out pump tests.

d.	All ITT personnel and items/pumps that will use the test area must be logged into and out of the Lowara facility in accordance with Lowara’s entrance and exit policies for non Lowara personnel.

e.	Service recipient shall carry out a risk assessment in accordance with service provider’s on each occasion that recipient utilizes the test area.

f.	The test area must be left in the same condition post testing as it was prior to the testing.

g.	Lowara personnel working near the test area will not oversee or assist in the pump testing.
2.	Information Technology Services.
Primary IT support for ITT will come from the ITT IT organization which will have a representative in Basingstoke. In addition, the ITT Technical Assistance Center (TAC) resources (telephonic) will also be available to ITT. If emergency local support is required for ITT personnel at the Axminster site, Lowara may provide assistance under the terms of the “Reasonable Cooperation” clause found in the Master Services Agreement.
The procedure for ITT to engage local support from Lowara shall be to contact the ITT IT resource in Basingstoke or the ITT TAC. The Basingstoke representative or the ITT TAC will then contact Lowara’s IT resource center in order to request this assistance. On-site assistance will be provided if local resources are available. The hourly charge for this support shall be Cost plus 2% - 10% as described below in the “Pricing & Payment Terms” section of this document.
3.	Finance Services
ITT may require assistance from the Lowara, UK and/or the Montecchio, Italy Finance department which will be available to provide additional training on the BPCS system. In the event that ITT encounters issues, the Lowara finance dept will have the support of the RCW Lowara IT resources in Axminster, UK and Montecchio, Italy to provide troubleshooting and support to the ITT BPCS group.

2

LOCATIONS
1. Lowara facility located at the following address:
Lowara UK Ltd.
Millwey Rise Industrial Estate
Axminster EX13 5HU, United Kingdom
PREREQUISITES/DEPENDENCIES
1.	Real Estate Sublease is in effect.

2.	Service Recipient will follow all of Service Provider’s Environmental, Safety, & Health (ES&H) policies and procedures while using the pump testing facilities. Service Provider will provide its ES&H written policies to Service Recipient at the outset of this agreement and agrees to provide overview training prior to the Service Recipient’s use of the pump testing facilities.

3.	Service Recipient’s customers will be granted access to the test facility along with Service Recipient’s representatives for a customer witnessed pump test.

4.	Service recipient is precluded from hiring Service Provider’s employees that may provide these services under this agreement for the duration of this agreement plus an additional 1 year after the agreement is terminated.

5.	In the event of 3rd party claims against Service Recipient which are unrelated to this agreement, the Service Recipient agrees to indemnify the Service Provider for any costs that the Service Provider may incur in the event that the 3rd party elects to also claim damages against the Service Provider because of their relationship with the Service Recipient. The Service Recipient also agrees to defend the Service Provider at is sole cost the extent permitted to do so under United Kingdom law.
TAX STATUS
1.	Service Provider — Payments received under the terms of this agreement will be considered taxable income in the United Kingdom

2.	Service Recipient — Payments made under the terms of this agreement will be tax deductible in the United Kingdom

3.	VAT of the current rate % of the invoice amount will be charged by the service provider to the service recipient

3

BILLING LOCATION
Lowara UK Ltd. Millwey Rise Industrial Estate Axminster EX13 5HU, United Kingdom
SERVICE LEVEL
1.	Service Provider agrees to use reasonable care and diligence in the fulfillment of all services described above. Service Provider also agrees that it will promptly carry out services based on reasonable business practices and judgment.
NOTICES
All correspondence with respect to this agreement should be sent to the Service Owners listed above.
NOTICE REQUIREMENTS

Prior Notice Requirement to
No.	Third Party Provider	Terminate Service
N/A	None required	See Term and Option above

PRICING & PAYMENT TERMS
1.	The hourly fixed charge for use of the pump testing area shall be Cost plus 2% - 10% per hour for the term of this agreement — payable in British Pounds. The Cost plus 2% - 10% per hour rate is subject to increase up to 6.0% per year if Service Provider deems this necessary to support the testing needs of the Service Recipient.

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2.	The hourly fixed charge for Information Technology services and Finance Support services will be Cost plus 2% - 10% per hour for the term of this agreement — Payable in British Pounds.

3.	The fixed hourly rate of Cost plus 2% - 10% per hour shall be the minimum charge. Partial hour charges will be rounded up to include the entire hour. For example, a service provided in 2 hours and 20 minutes will be charged at 3 hours or Cost plus 2% - 10%.

4.	Invoices will be prepared monthly and mailed to the service provider via email. Invoices shall include the date services were provided, the name(s) of the person(s) who provided the service, the number of hours spent providing the service, and the description of the product that was tested where applicable.

5.	There will be no additional backup attached to these invoices.

6.	Invoice payment terms are net 30 days from invoice date.

7.	During the term of this TSA Schedule, no additional 2%, 10% or 4.5% increase in the pricing as set forth above should be applied pursuant to Section 2(a)(i) of the Agreement.

5

SCHEDULE BA7
TEST AND PAINT SERVICES TSA IN
NANJING
SERVICE OWNER
All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail
Service Provider’s Contact ITT Nanjing Co, Ltd (Xylem Nanjing) Harald Rach	General Manager ITT Nanjing Co., Ltd. (Xylem Nanjing) Longyang Road, Luhe Economic Development Area, Luhe District, Nanjing, Jiangsu Province, China	+86 25 5719 5050	Harald.rach@xyleminc.com

Service Recipient’s Contact IP China/Shanghai Goulds Pumps Carter Chan	General Manager, IP China ITT (China) Investment Company Limited 30F Tower A, City Center of Shanghai, 100 Zunyi Road Shanghai 200051	+86 21 22082888 x6188	Carter.Chan@itt.com
PARTIES TO THE AGREEMENT
1.	Service Provider — ITT Nanjing Co., Ltd (Xylem Nanjing)

2.	Service Recipient — IP China / Shanghai Goulds Pump

1

GENERAL SERVICE DESCRIPTION
Service Provider to provide pump testing and pump painting services to Service Recipient.
Pumping testing and pump painting; Agreement to last until October 31, 2013
Testing service for VIT pumps and other pumps; Painting service for all pumps
TERM AND OPTION
1.	Maximum Service Period — 24 months — Commencing on the Distribution date.

2.	The Hourly rates are set forth below under Pricing & Payment Terms. There is an escalation in price after the 1st 12 months, as set forth in the pricing terms.

3.	Service Recipient will have the option to terminate this agreement, with no additional make-whole fee as required by Section 11(b) of the Agreement, after the 1st 12 months with 1 month advance written notice to the Service Provider

4.	This agreement cannot be extended beyond the term of 24 months.
SERVICES TO BE PROVIDED
1.	Testing of IP China / SGP products
a.	Service Provider provides Service Recipient full access to the test bed and infrastructure to fully test pumps and other related products

b.	Service Provider also provides tools, equipment and personnel to fully validate a product as required by Service Recipient.

c.	Service Provider also fully tests the products per instructions from Service Recipient or its customers or its agents

d.	Service Provider provides full report(s) on the results of the test and performance of the products

e.	Service Provider personnel will take control of the products at the loading dock and transfer the products to the test bed, install them on the test bed, fully test the products, remove the products and package them and return as required by Service Recipient

f.	Service Recipient or its agents or its customers will have access to the products while they are being prepared for testing, while products are being tested and while the products are being processed for return to Service Recipient

g.	Service Recipient or its agents or its customers will have access to the control room in order to witness the test.

h.	Only Service Provider personnel are allowed to run the test and operate all tools, machinery and controls related to the testing of these products
2.	Painting of IP China / SGP products
a.	Service Provider provides paint services to Service Recipient utilizing existing paint booths at the Nanjing factory

b.	Service Provider provides paint services according to Service Recipient requirements as agreed in the individual orders placed by Service Recipient

2

c.	Service Provider personnel will take control of the products at the loading dock and transfer the products to the paint booth, prep the products properly before installing them in the paint booth, fully paint the products, remove the products from the paint booth and package them and return as required by Service Recipient

d.	Service Recipient or its agents will have access to the products before and after the painting process in order to witness and accept the painted product.
3.	Service Provider and Service Recipient agree on lead-times for testing and painting of each product at the time of placing of the order. Service Provider will make reasonable efforts to comply with the agreed lead-time and will communicate with the Service Recipient if there are any delays in fulfilling the order.

4.	For any possible later delivery, the Service Provider shall notify IP in advance and both parties shall agree on an Extended Schedule for such delivery. If the delivery is still not made according to the Extended Schedule, the Service Provider shall pay $50/day as later delivery penalty, but not exceed the total test value.
LOCATIONS
Service Provider factory is located at the following address:
Longyang Road, Luhe Economic Development Area, Luhe District, Nanjing, Jiangsu Province, China
TAX STATUS
1.	Service Provider — Payments received under the terms of this agreement will be considered taxable income in China

2.	Service Recipient — Payments made under the terms of this agreement will be tax deductible in China

3

PREREQUISITES/DEPENDENCIES
1.	After the termination of this agreement, it may be necessary from time to time for the Service Provider, on behalf of the Service Recipient, to respond to inquiries made by customers or government authorities about Service Recipient’s financial statements and tax filings, including providing support for audits. In this event, the Service Provider will contact the Service Recipient and agree on an appropriate course of action and response. To the extent that Service Provider’s resources are to be used to respond to the inquiries, after the TSA ends, the Service Provider will be entitled to invoice the Service Recipient at the following rates per hour provided if assistance is needed under this section after 2012, the parties will renegotiate such rates in good faith;
a.	Clerical — US$ Cost plus 2% - 10%

b.	Professional — US$ Cost plus 2% - 10%

c.	Management — US$ Cost plus 2% - 10%
2.	At the termination of this agreement, the Service Recipient will provide the necessary support at its own expense to transfer data to its own systems. The Service Provider will agree to provide training to the Service Recipient’s employees on the Service Provider’s premises or via conference call / web ex prior to the termination of the agreement. The Service Provider will not be required to send any of its employees to any other Service Recipient location.

3.	In the event of 3rd party claims against the Service Recipient which are unrelated to this agreement, the Service Recipient agrees to indemnify the Service Provider for any costs that the Service Provider may incur in the event that the 3rd party elects to also claim damages against the Service Provider because of their relationship with the Service Recipient. The Service Recipient also agrees to defend the Service Provider at its sole cost to the extent permitted to do so under Chinese Law.
BILLING LOCATION
NOTICES
All correspondence with respect to this agreement should be sent to the Service Owners listed above with copies to the following;
Service Provider — Dan Kelly
1133 Westchester Avenue
Suite 2000
White Plains, NY 10605
Service Recipient — Joanne Scalard
1133 Westchester Ave
Suite 3000
White Plains, NY 10605

4

NOTICE REQUIREMENTS

Prior Notice Requirement to
No.	Third Party Provider	Terminate Service

PRICING & PAYMENT TERMS
1.	The hourly fixed charge for testing services provided under this TSA
a.	Specified by model as described in the attached table

b.	The hourly rate has an escalation as described in the table
2.	The hourly fixed charge for painting services provided under this TSA
a.	Specified by model as described in the attached table

b.	The hourly rate has an escalation as described in the table
3.	Refer to the attached MS-Excel pricing document for the pricing details

4.	All Invoices are payable in Chinese Yuan (RMB).

5.	Invoices will be prepared monthly and mailed to the service recipient via email or regular mail.

6.	The 1st invoice will be dated on the last day of the financial closing in November 2011

7.	Invoice payment terms are net 30 days from invoice date.

8.	Subsequent invoices will follow every 30 days as long as there is activity. If Service Recipient don’t use any testing services in any given month, Service Provider doesn’t have to provide an invoice.

5

Performance test routing time for IP products

	Need
	hoisting													Final
	machine					Final TSA		TSA		Final TSA		TSA		TSA
	outside, 1		TSA Rate	TSA		Price	TSA Rate	Testing		Price	TSA Rate	Testing		Price
	work day	Total time	2011	Testing	S&H	(USD)	2012	Price	S&H	(USD)	2013	Price	S&H	(USD)
Model	per unit	(Hr.s)	(USD/hr)	Price (USD)	Rate	2011	(USD/hr)	(USD)	Rate	2012	(USD/hr)	(USD)	Rate	2012
	No	1.67	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
		1.67	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
		1.67	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%

	No	1.87	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
		1.87	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
		1.87	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
		1.87	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%

	No	1.87	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
		1.87	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
		1.87	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
		1.87	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%

	No	2.07	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
		2.07	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%

	No	2.07	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
		2.07	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
		2.07	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%

	No	2.07	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
		2.07

	NO	4.67	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
	No	4.67	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
	yes, when the length from bowl bottom to up discharge head is over 5.5m	7.87	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
Note:

l.	Hydro-test by IP supplier and seal test by IP operators so the list

2.	The test cost is only for performance test not including noise .

3.	Special flushing pipe of outside should be assembled by IP

4.	For big VIT pumps, need large equipment and needs outsourcing. To be considered case by case

6

Painting routing time for IP products

	Painting Time	TSA Rate 2011	TSA Painting	TSA Rate 2012	TSA Painting	TSA Rate 2012	TSA Painting
Model	(Hr.s)	(USD/hr)	Price (USD)	(USD/hr)	Price (USD)	(USD/hr)	Price(USD)
	0.6	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
	0.7	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
	0.8	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%

	0.7	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
	0.8	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
	0.9	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
	1.2	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%

	0.7	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
	0.8	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
	0.9	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
	1.2	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%

	1	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
	1.5	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%

	0.8	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
	1	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
	1.2	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%

	0.6	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
	0.8	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%

	3	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
	4	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%
	4.5	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%	Cost plus 2% - 10%

7

SCHEDULE BA8
SERVICES TSA SCHEDULE FOR
CHIHUAHUA
SERVICE OWNER
All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail
Service Provider Kacy Litzy	VP Director Global Operations	(661) 714 6295	Kacy.litzy@xyleminc.com

Service Recipient Alan Gilden	Valencia Director of Operations	(661) 295 4003	Alan.gilden@itt.com
PARTIES TO THE AGREEMENT
1.	Service Provider — Flow Control LLC

2.	Service Recipient — Aerospace Controls LLC
GENERAL SERVICE DESCRIPTION
1.	Pass through of American Industries shelter plan expenses

2.	IT Services

3.	Environmental Health and Safety Services
TERM AND OPTION
1.	Minimum Service Period — 6 months — Commencing on the Distribution Date

2.	The Monthly Costs are set forth below under Pricing & Payment Terms. The Service Recipient and Service Provider agree that, except as set forth in this Services TSA Schedule for Chihuahua (“this TSA”) no additional 2%, 10% or 4.5% increase in such pricing should be applied as set forth in Section 2(a)(i) of the Agreement.

3.	Service Recipient shall have the option to renew at 1.15 times the monthly fixed charge as noted below for an additional 3 months if written notice is provided 60 days prior to the end of the Minimum Service Period. Service Recipient will have the option to terminate this agreement at any time, with no additional make-whole fee as required by Section 11(b) of the Agreement with 1 months advance written notice to the Service Provider

1

SERVICES TO BE PROVIDED
1.	Pass through of American Industries (the Shelter Plan Company) expenses including but not limited to the following;
a.	Manage relationships with all Mexico government agencies

b.	Human Resources
i.	Recruit, selection and hiring of required personnel

ii.	Labor administration
1.	Employee contracts

2.	Employee badge administration

3.	Compensation package

4.	Promotion policies & employee transfers

5.	Maintain employee records

6.	Employee conflict resolution

7.	Manage relationship with Labor Board

8.	Instruct personnel supervisors

9.	Develop and manage collective work agreement

10.	Ensure compliance with labor laws

11.	Negotiate with labor union

12.	Xpat support and administration
iii.	Conduct required personnel training

iv.	Payroll Services
1.	Collect weekly payroll and timekeeping data

2.	Gather supervisor approvals

3.	Process payroll

4.	Input of new hires into payroll system

5.	Process employee terminations

6.	Manage savings fund program

7.	Administer food coupons

8.	Make required payroll tax payments

9.	Provide cost per hour reports on line

10.	Timely payments to employees

11.	Maintain payroll and HR software
v.	Employee retention programs
1.	Administer all employee retention programs (cafeteria, social security, medical, loans, day care etc)
vi.	Infirmary Coordination
1.	Manage dispensary services

2.	Manage disability cases

3.	Maintain medical records

4.	Inspect cafeteria services
vii.	General Services
1.	Hire and manage cafeteria services

2

2.	Hire and manage transportation services

3.	Control access to facility through time and attendance system

4.	Address maintenance and cleanliness concerns

5.	Address any employee related issues with government agencies
c.	Procurement, Accounting and Fiscal
i.	Payment of all required Mexico corporate taxes

ii.	Payment of all required payroll taxes

iii.	Calculation and administration of employee profit sharing program

iv.	Maintain fixed asset records

v.	Process accounts payables (MR0) invoices on a timely basis and pay suppliers

vi.	Obtain bids and proposals from suppliers and evaluate in a timely manner

vii.	Manage vendor relationships viii. Issue Purchase Orders to suppliers ix. Track open purchase orders

x.	Obtain required invoice approvals

xi.	Code vendor invoices to proper account numbers

xii.	Process and administrate employee travel expenses

xiii.	Provide budget and actual spending reports

xiv.	Maintain relationship with banks and bank account administration

xv.	Prepare Shelter plan invoices that are sent to the service provider and pro rate expenses if necessary between the service provider and the service recipient

xvi.	Resolve issues with government auditors

xvii.	Keep required backup for statutory and audit purposes

xviii.	Prepare required statutory financial statements and file on a timely basis

xix.	Maintain general ledger software
d.	Freight forwarding activities
i.	Southbound
1.	Receive and unload goods in port of entry

2.	Verify identification data

3.	Prepare wrap and weigh pallets

4.	Forward documentation to Mexico customs broker

5.	Prepare detailed reports on quantity of bundles on each truck

6.	Ensure efficient customs clearance
ii.	Northbound
1.	Coordinate with service recipient for disposal of waste material returned from Mexico
e.	Import and Export
i-Exports
1.	Process pro forma invoice, packing list, pedimento

2.	Review above for accuracy

3.	Dispatch truck

4.	Traffic (Follow of the truck)

5.	Invoice review for carriers and Customs brokerage

6.	Payment requisitions for services
ii-Imports
1.	Review list of goods

2.	Classify merchandise

3

3.	Coordinate with counterpart broker

4.	Process pro forma invoice, packing list, pedimento

5.	Review above for accuracy

6.	Dispatch truck
iii.	Other Shipments (Valencia)
1.	Review list of goods

2.	Classify merchandise

3.	Input parts and data to SOE system

4.	Coordinate with counterpart broker

5.	Process pro forma invoice, packing list, pedimento

6.	Review above for accuracy

7.	Dispatch truck
iv.	Virtual imports exports
1.	Review list of goods

2.	Classify merchandise

3.	Input parts and data to SOE system

4.	Coordinate with counterpart broker

5.	Process pro forma invoice, packing list, pedimento

6.	Review above for accuracy

7.	Dispatch truck
v.	In cases of customs inspection, coordinate with inspector for clearance of goods

vi.	Tracking of open and close Pedimentos

vii.	Process complimentary Pedimentos to pay duties

viii.	Prepare paperwork required to comply with Anexo 24

ix.	Import / export record keeping

b.	Provide support for classification of merchandise for US & Mexico customs purposes

c.	Review import export shipment information for accuracy

d.	Coordinate shipments and carriers to Service Recipient factories/customers in Mexico

e.	Coordinate virtual import/exports
i.	Coordinate with counterpart broker

ii.	Review documentation for accuracy

iii.	Agree with data to be submitted
f.	Coordination of customs shipment inspection activities to ensure timely resolution and clearance of goods

g.	Record keeping

i.	Ensure customs related documents are filed on a timely basis

ii.	Assure easy access to customs documentation when needed

h.	Coordinate with broker to ensure timely opening and closing of Mexican Pedimentos

i.	Ensure Mexican Pedimento duties are paid on a timely basis

j.	Maintain relationship with the Mexico Secretary of the Economy. Provide information as required.

k.	Insure timely compliance with Anexo 24

4

l.	Completion and filing of annual report of Foreign Business Transactions

m.	Process and file amendment applications for the Maquila Program

n.	Provide information to the tax authorities as required or requested

o.	Support D&T audits of customs activities
i.	Attend meetings

ii.	Provide information

iii.	Maintain control over audits

p.	Support customs audits

i.	Attend meetings

ii.	Provide information & review audit findings and comments
Note: For a complete list of pass through services to be provided by the service provider to the service recipient please refer to the service provider’s contract with the Shelter Plan Provider- Scope of Shelter Services section of the contract
2.	IT Services
a.	Technical on site support for PC’s, software and services as requested by Service Recipient
3.	Environment Health and Safety Services (EH&S)
a.	Water Management services

b.	Reporting to government agencies in a timely and accurate manner

c.	Obtain required permits

d.	Chemical handling process

e.	Sale of scrap handling

f.	Ensure compliance with statutory legislation

5

LOCATIONS
1.	Flow Control Chihuahua Mexico facility located at the following address;
Av. Washington # 3701, Edificio 8
Parque Industrial las Americas
C.P. 31114
Chihuahua, Chihuahua. Mexico 31200
PREREQUISITES/DEPENDENCIES
1.	The service provider will enter into a new shelter plan agreement with American Industries (the Shelter Plan Company) prior to the Distribution Date

2.	Service Recipient will sign all required EHS filings, permits etc. NO POA will be provided to the Service Provider

3.	Service Recipient is precluded from hiring Service Provider’s employees that provide the services under this TSA for the duration of this TSA plus for an additional one year after the TSA is terminated.

4.	At the expiration of this agreement, the Service Provider may hire any of the Service Recipient’s shelter plan (American Industries) employees, if it chooses to do so.

5.	The Service Provider’s IT department will be allowed access to service recipient’s designated areas as per the floor plan that forms a part of the Chihuahua facility rental TSA for purposes of providing the services that are included in this agreement. The Service Provider’s IT department will have the right to access the Service Recipient’s IT data in order to provide the services that are included in this agreement

6.	To the extent that the Shelter Plan Company does not fulfill its obligations to the service provider under the terms of its agreement with the service provider, the service provider will have a reasonable period of time to prepare and to implement an alternative action plan to provide the services as described in this TSA. Both parties will make good faith efforts to cooperate with each other in the foregoing process and will mutually agree on the alternative approach with regard to the provision of services, due to the nonperformance of the Shelter Plan Company. The failure of the Shelter Plan Company to fulfill its obligations will not excuse the service provider from providing the services that are being passed through to the service recipient under the terms of this TSA.

7.	Service recipient agrees to continue to pay any pass through expenses as per the Services To be Provided — Item 1 section of this agreement that may be presented for payment by the service provider after this agreement is terminated due to logistical or other issues, provided appropriate backup documentation is sent with the service provider invoice

8.	To the extent that the Service Provider or the Shelter Plan Company terminates any of its employees who are providing services solely to the Service Recipient (and not supporting any other aspect of the Service Provider’s business) under this TSA at the end of this agreement because of lack of work, the Service Recipient agrees to reimburse the Service Provider for any one time termination costs that are required to be paid as per government regulation or company policy.
TAX STATUS
1.	Service Provider — Payments received under the terms of this agreement will be considered taxable income in the United States

2.	Service Recipient — Payments made under the terms of this agreement will be tax

6

     deductible in the United States
BILLING LOCATION
1. Flow Control LLC — Glouchester, Mass.USA
NOTICES
All correspondence with respect to this agreement should be sent to the Service Owners listed above with copies to the following;
1.	Service Provider — Dan Kelly

1133 Westchester Avenue, Suite 2000

White Plains, NY 10605
2.	Service Recipient — Alan Gilden

28150 Industry Drive

Valencia, Ca. 91355
NOTICE REQUIREMENTS

Prior Notice Requirement to
No.	Third Party Provider	Terminate Service
	American Industries	See Term and Option above

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PRICING & PAYMENT TERMS
1.	American Industries (the Shelter Plan Company) pass through expenses
a.	Service Provider will invoice Service Recipient once a month immediately following receipt of invoices from the Shelter Plan Company and obtaining timely invoice approval from both the service provider and service recipient Mexico General Mangers. The monthly invoice from the service provider will be accompanied by all of the Shelter Plan Company invoices as substantiation for the invoice. All invoices will be payable in US Dollars.

b.	There will be no changes to proration percentages used by the Shelter Plan Company to allocate pass through expenses between the service provider and service recipient during term of this agreement. The proration percentages used by the Shelter Plan Company immediately prior to the Distribution Date will be used for the term of this agreement.

c.	The Service Recipient’s Mexico General Manager agrees that invoice approval must be completed within 5 days of receipt of the invoices from the Service Provider or reasons for non approval disclosed to the Service Provider.
2.	IT Services, as defined in this agreement, will be charged on a time and materials basis. Materials will be charged at Service Provider’s cost and required labor will be charged at a rate of Cost plus 2% - 10% per hour, payable in US Dollars. Invoices will be prepared monthly. Copies of vendor invoices will be attached to the invoice to support the materials charges and timesheets showing the number of hours and dates worked by person will be attached to support labor charges

3.	EH&S Services, as defined in this agreement, will be charged on a time and materials basis. Materials (example — permit fees) will be charged at Service Provider’s cost and required labor will be charged at a rate of Cost plus 2% - 10% per hour, payable in US Dollars. Invoices will be prepared monthly. Copies of vendor invoices will be attached to the invoice to support the materials charges and timesheets showing the number of hours and dates worked by person will be attached to support labor charges

4.	Invoices as per items 1-3 above and the associated backup will be physically mailed in one package once a month by the service provider to the service recipient.

5.	There will be no additional backup attached to these invoices for items 1 and 2 above. For item 3 copies of vendor invoices will be attached to the invoice to support the materials charges and timesheets showing the number of hours and dates worked by person will be attached to support labor charges

6.	Sales taxes will be charged if required by USA state law

7.	Invoice payment terms are net 30 days from invoice date.

8.	Payments over 10 days late will be charged interest at a rate of 10% per annum

9.	Exit costs as well as costs incurred to respond to inquiries by the authorities by the Service Provider on behalf of the Service Recipient which occur after this agreement has been terminated will be invoiced & billed by the Service Provider as soon as practicable with appropriate backup documentation.

8

SCHEDULE BA9
BASIC TIME AND MATERIALS SUPPORT
Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this Service should be directed to:

Name	Title	Phone	e-mail
Service Provider’s
Contact

Xylem Inc.
Tim Coogan	TSA Manager	(914) 323-5790	Tim.Coogan@xyleminc.com
Linda Lynch	Director, FSS	(315) 239-2371	Linda.lynch@xyleminc.com

Service Receiver’s
Contact

ITT Corporation
Daryl Bowker	TSA Manager	(315) 568-7676	Daryl.bowker@itt.com
PARTIES TO THE AGREEMENT
Service Provider: Xylem Inc.
Service Receiver: ITT Corporation
GENERAL SERVICE DESCRIPTION
Service Receiver may need assistance after the Distribution Date from the Service Provider for miscellaneous services, including but not limited to consulting, advisory, knowledge transfer and other similar services in various areas including, but not limited to finance, tax, accounting,

1

insurance, treasury, human resources and communications, which are not already provided for under all of the other TSAs between ITT Corporation, Xylem Inc., and Exelis Inc.
The Service Provider hereby agrees to cause its and its affiliates employees (collectively, “Experts”) to provide a reasonable amount of services, including specifically the services listed in Annex A, upon reasonable notice and request from the Service Receiver on a time and materials basis from the Distribution Date through April 30, 2013 (the “Minimum Term” and the “Maximum Term”).
To utilize this TSA Schedule, employees of Service Receiver should request such services via email or telephonically where both parties have a clear expectation of the estimated number of hours of assistance being requested. For projects that are expected to require more than 5 to 10 hours of assistance a one or two paragraph project plan should be agreed to in order to avoid misunderstandings. The project plan should be put together by the Service Provider’s “Expert “with respect to the requested services.
Employees of Service Receiver should advise their TSA manager that a request for services has been made together with a description of such services requested and the estimated number of hours requested.
The “Expert” should advise their TSA manager that a request for services has been made and the estimated number of hours requested.
SCOPE OF SERVICES
The scope of services will depend on the needs of the Service Recipient and the capabilities and availability of the Experts.
LOCATIONS
All locations around the world.
PREREQUISITES/DEPENDENCIES
The Experts remain employees of Service Provider. Service Receivers acknowledge and agree that Service Provider has discretion to terminate the Experts and the Experts have the ability to terminate their employment with Service Provider. In the event the Experts are no longer employed by Service Provider, Service Provider will, at the request of the Service Receiver, use commercially reasonable efforts to provide similar services. However, if Service Receivers or an affiliate employ any of the Experts, the specific service requested under this Schedule can be terminated by the Service Provider, at the Service Provider’s sole discretion on 5 business days notice to the Service Receiver.

TAX STATUS
Sales tax will be charged as determined by the Service Provider and the Service Receiver shall pay such tax along with the payment for the service provided.
BILLING LOCATION
Service Provider will provide Service Receiver with an invoice to its address set forth below under Notice Requirements, except in cases where services are provided outside of the United States, in which case invoices will be created by the Service Provider’s legal entity in the country where the services are being performed and invoiced to the Service Receiver’s legal entity that requested the services in the Service Provider’s local currency. The bill will cover all charges for services under this Schedule from Service Provider and, to the extent reasonably feasible, will be itemized among Service Receiver’s legal entities if identified by the Service Receiver when requesting the service. The invoice will contain the number of hours each Expert worked, a short paragraph describing the services and the US dollar amount per Expert.
The Experts shall track their time on either a time sheet or any other proper method such as the utilizing the time sheet attached hereto and Service Provider agrees that the time sheets will accompany the invoice that is sent to the Service Recipient for payment. In cases where the requested services are expected to take longer than 30 days to complete, the Service Provider will be allowed to invoice the Service Receiver once per month for all costs incurred to date.
NOTICE REQUIREMENTS
No notice of Termination is required under this Schedule and there shall be no make-whole fee under this Schedule
Notices and bills to the Service Provider should be sent to:
Xylem Inc.
1133 Westchester Avenue
Suite 2000
White Plains, NY 10604
Attention: Tim Coogan

Notices and bills to the Service Receiver should be sent to:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
PRICING
In addition to the costs specifically set forth below, Service Receivers shall also pay all business travel expenses relating to the Services in accordance with Service Providers documented travel policies and any incremental out of pocket costs incurred by the Service Provider in order to provide the requested services that are invoiced by unaffiliated 3rd parties. Service Provider agrees to provide vendor invoices as backup to the Service Receiver when invoicing the Service Receiver under the terms of this TSA.
The hourly rates below include a 4.5% increase for inflation and the 2% profit margin and shall be applicable in 2011 and 2012. The rates shall increase by 4.5% in 2013. There shall be no make whole fee due under Section 11 of the Agreement upon early termination of this TSA.

Service	Hourly Rate*
Hourly Rate Administrative/Secretarial.	$50 per hour

Hourly Rate for a Non Executive	$100 per hour

Hourly Rate for an Executive	$150 per hour

* Note:	In cases where invoicing is done outside the United States, the above rates should be converted to local currency based on the exchange rate on the date the invoice is prepared.
The pricing for the services described in Annex A will be as set forth in Annex A unless no pricing is provided in which case if services are provided on an hourly basis the rates above will apply.

Annex A

Annex A-1

Employee, Month and		Approx
Approx Percent of Time	Description of Service and Prerequisites	Hours*	Hourly Rate
	System Access Required: Infinium G/L & HFM

November, 2011 (50%)	Oversee Staff Activities for October month end close	80	$	Cost plus 2% - 10%
	Perform / Review Month End Analysis
	Perform / Review Journal Entries
	Perform / Review Account Reconciliations
	Oversee HQ Domestic Intercompany Clearing Process
	Coordinate & Reconcile HQ Legal Org. Entries
	Assist with D&T Audit Requests
	Assist with E&Y Opening Balance Sheet Adjustment Requests

December, 2011(25%)	Oversee HQ Domestic Intercompany Clearing Process	50	$	Cost plus 2% - 10%
	Coordinate & Reconcile HQ Legal Org. Entries
	Assist with D&T Audit Requests
	Assist with E&Y Opening Balance Sheet Adjustment Requests

	System Access Required: Infinium G/L & HFM

November, 2011 (50%)	Perform Month End Analysis	80	$	Cost plus 2% - 10%
	Perform Journal Entries
	Perform Account Reconciliations
	Reconcile HQ Legal Org. Entries
	Assist with D&T Audit Requests
	Assist with E&Y Opening Balance Sheet Adjustment Requests

	System Access Required: Infinium G/L

November, 2011 (25%)	Perform Month End Analysis	40	$	Cost plus 2% - 10%
	Perform Journal Entries
	Perform Account Reconciliations

	Total	250

*	Approx hours are a guideline. The employees will spend as much time as they are able supporting ITT so long as it does not unduly burden or interfere with Service Provider’s business and operations.

Annex A-2
Management Reporting (HFM/Planning) Post Separation Support Requirements
Following the separation of ITT into 3 companies, key management reporting resources will be required to provide post separation support and knowledge transfer between the NewCos. High level areas of support and knowledge transfer include:
•	Month-end close

•	Year-end close

•	New Year setup and rollforward

•	OpPlan, Forecast, and Budget

•	Metadata Management

•	Ledger Mapping

•	Break/Fix Support
Listed below are the key HFM and Planning resources whose post separation support will be required during the period 11/1/2011 through the 2012 March Close (approximately 4/20/2012).

			November			December			January			February			March			April
	Future
Resource	NewCo	Executive	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis
	ITTCo	No	n/a	48	48	n/a	48	24	n/a	48	24	n/a	36	12	n/a	36	12	n/a	12	12
	Xylem	No	48	n/a	48	24	n/a	24	24	n/a	24	12	n/a	12	12	n/a	12	12	n/a	12
	Exelis	No	48	48	n/a	24	24	n/a	24	24	n/a	12	12	n/a	12	12	n/a	12	12	n/a
	ITTCo	No	n/a	48	0	n/a	24	0	n/a	24	0	n/a	12	0	n/a	12	0	n/a	12	0
	ITTCo	Yes	n/a	48	48	n/a	24	24	n/a	24	24	n/a	12	12	n/a	12	12	n/a	12	12
	Xylem	No	48	n/a	48	24	n/a	24	24	n/a	24	12	n/a	12	12	n/a	12	12	n/a	12
Service Provider Owners and Service Receiver Owners are set forth under “Service Owner” above

Annex A-3
HR Services in Australia
Service Provider: ITT Water & Wastewater Australia Limited
Service Provider Owner:
Gary Jollow, Director Human Resources Asia Pacific
Unit 2, 2 Capicure Drive
Eastern Creek NSW 2766
P: +61 2 9832 6381
F: +61 2 9832 6480
E: gary.jollow@itt.com
Service Receiver: ITT Corporation
Service Receiver Owner: Donna Luning
1133 Westchester Avenue
White Plains, NY 10604
914-584-0073
Donna.Luning@itt.com
Description of Services
     Service Provider will continue to employ           (“Employee”) through December 31, 2011 (“end date”) , provided however, that nothing contained herein shall prevent Service Provider from terminating Employee’s employment “for cause” at Service Provider’s discretion. Service Provider will continue to provide similar services to Employee as provided during the 12 month period prior to the Distribution Date, including but not limited to paying and processing Employee’s payroll and providing the same set of benefits (medical, dental etc:).
     Service Receiver shall pay any and all costs associated with Employee’s employment, including but not limited to wages, benefits, leave liabilities and taxes. In the event of a termination of employment, Service Receiver shall pay all associated costs with such severance. Service Receiver acknowledges that at the end date, the employee’s employment will be terminated. This TSA may be terminated early by providing 5 business days prior notice. There shall be no penalty if Service Receiver exits this TSA earlier than the stated end date.
     Service Receiver hereby expressly agrees to indemnify Service Provider for any liabilities, damages, costs, expenses, settlement amounts, duties, or fines, including court costs and reasonable attorney fees, arising from Service Provider providing the services under this Annex A-3 to the Service Receiver; provided, however, that Service Provider shall not be entitled to be indemnified for any such liabilities, damages, costs, expenses, settlement amounts, duties, or fines, including court costs and reasonable attorney fees arising as a result of Service Provider’s negligence or willful misconduct in providing the services under this Annex A-3.

SCHEDULE BC1
UK BENEFITS SUPPORT
Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters and general inquiries regarding this Service should be directed to:

Name	Title	Phone	e-mail

Service Provider’s Contact

Barbara West	UK Benefits Manager	44- 1256-311-801	barbara.west@xyleminc.com

Service Recipient’s Contact

Caroline Hunt	Senior Benefits Manager	(260) 451-6063	Caroline.hunt@exelis.com
PARTIES TO THE AGREEMENT
Service Provider: Water Process Ltd
Service Receivers: collectively, ITT Defense, Ltd and EDO MBM Technology Ltd.
GENERAL SERVICE DESCRIPTION
Service Receivers have two business locations in England — Brighton and Basingstoke. Benefits for Service Receivers in England have been managed pre-spin by Service Provider based in Basingstoke. Service Receivers need assistance from Barbara West and/or Linda Frawley (collectively, the “Experts”) on a time and materials basis to provide services similar to those provided to the Service Receivers during the 12 month period prior to October 1, 2011, including continuity of Benefits Administration, training and advice for 18 months (“Minimum Term”), but not longer than 24 months from the date hereof (“Maximum Term”).

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SCOPE OF SERVICES
The following services will be provided on a time and materials basis by the Experts.
•	Completion of Harmonization of Benefits for Service Receivers’ Brighton location

•	Launch Flexible Benefits Package for Service Receivers’ Brighton and Basingstoke locations including administration, communications, etc.

•	Assistance in establishing Service Receivers’ policy for enrollment in Private Medical

•	Assistance with establishing, implementing and administering a share incentive plan for the Service Receivers.

•	Assistance with the administration and preparation for cessation of Service Receivers’ Defined Benefit Plan (General Pension Plan) and movement to a Defined Contribution Plan (ITT Retirement Savings Plan)

•	Provide guidance in negotiating premiums with various Benefit Brokers to include interfacing with appropriate Benefits Vendors on behalf of Service Receivers, but not executing agreements on Service Receivers’ behalf.

•	Facilitate the transition of the Benefits Vendor relationship to designated Service Receivers’ HR Benefits Manager

•	Facilitate the transition of the daily benefit activities to the HR staff of both Service Receivers in Basingstoke, UK and Brighton, UK

•	Provide guidance on applicable British Laws versus Benefits provided, but not legal advice.

•	All communications initially prepared by the Experts to Service Receivers’ employees will be reviewed by the Service Receiver’s Sr. Manager of Benefits and Service Receivers’ Vice President, Human Resources, or such other person as may be designated by Service Receivers

•	The Experts will provide employees designated by the Service Receivers with monthly status reports. The Experts will work under a schedule mutually agreed to prior to October 1, 2011 which will average approximately eight (8) hours per week during the first three (3) to six (6) months and then two (2) to four (4) hours thereafter. The Experts will utilize their current office and equipment at Service Provider, Basingstoke, England, unless Service Provider moves such employees, at its discretion.

•	Such other services as the Experts have provided to ITT Corporation’s Defense business during the twelve (12) month period prior to October 1, 2011 and requested by Service Receiver, which shall not include legal or tax advice or the execution of any documentation for any governmental authority.

2

LOCATIONS
Basingstoke, UK
Brighton, UK
PREREQUISITES/DEPENDENCIES
The Experts remain employees of Service Provider. Service Receivers acknowledge and agree that Service Provider has discretion to terminate the Experts and the Experts have the ability to terminate their employment with Service Provider. In the event the Experts are no longer employed by Service Provider, Service Provider’s then current benefit manager will, at the request of the Service Receivers, provide similar services at an agreed to hourly rate, based on such benefit manager’s all in cost to the Service Provider (total compensation plus allocated overhead). However, if Service Receivers or an affiliate employ any of the Experts, this Schedule can be terminated by the Service Provider, at the Service Provider’s sole discretion on 5 business days notice to the Service Receiver. In the event the Experts are no longer employed by Service Provider or no longer capable of providing services due to disability, and the Experts are not replaced by another benefits leader, this Schedule shall terminate with no further obligations of either party.
The Service Receivers’ human resources department shall cooperate with the Experts as the Experts provide service under this Schedule.
TAX STATUS
VAT will be charged as determined by the Service Provider
BILLING LOCATION
Service Provider will provide ITT Defense, Ltd. with an invoice to its address set forth above. The bill will cover all charges for services under this Schedule from Service Provider to both Service Receivers and, to the extent reasonably feasible, will be itemized between the two Service Receivers. The invoice will contain the number of hours each Expert worked, a short paragraph describing the services and the British Pound amount per Expert.

3

SERVICE LEVEL
To the extent necessary data is available after the date hereof, the Experts will provide the same service level to the Service Receiver as they provide to their employer.
NOTICE REQUIREMENTS
Service Receiver shall notify Service Provider at least 90 days in advance of the Minimum Term if it wants to extend or terminate this Schedule, but such extension shall not be for longer than the Maximum Term. If notification is not received by the Service Provider, the service will terminate at the end of the Minimum Term. There shall be no make-whole fee in the event of an early termination under this Schedule.
Notices to the Service Provider should be sent to
Water Process Ltd, Jays Close,
Viables Estate, Basingstoke, Hampshire RG22 4BA
Attention: Barbara West
Notices to the Service Receiver should be sent to
ITT Defense, Ltd and EDO MBM Technology Ltd.
C/O Exelis Inc.
1919 W Cook Rd
Fort Wayne, Indiana 46818
Attention: Caroline Hunt
PRICING
In addition to the costs specifically set forth below, Service Receivers shall also pay all business travel expenses relating to the Services.
The hourly rates below include a 4.5% increase each year for inflation and a 2% increase for a profit margin. In the event the service continues past the Minimum Term, the rate will increase by 8%

Service	Hourly Rate
Hourly Rate for Ms. West.	Cost plus 2% - 10% during 2011
Cost plus 2% - 10% during 2012
Cost plus 2% - 10% during 2013

Hourly Rate for Ms. Frawley	Cost plus 2% - 10% during 2011
Cost plus 2% - 10% during 2012
Cost plus 2% - 10% during 2013

4

SCHEDULE BC2
BASIC TIME AND MATERIALS SUPPORT
Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this Service should be directed to:

Name	Title	Phone	e-mail

Service Provider’s Contact

Xylem Inc.
Tim Coogan	TSA Manager	(914) 323-5790	Tim.Coogan@xyleminc.com

Linda Lynch	Director, Financial Shared Services	(315) 239-2371	Linda.lynch@xyleminc.com

Service Receiver’s Contact

Exelis Inc.
Joe Daniel
	TSA Manager	(703) 790-6309	Joe.daniel@exelisinc.com
PARTIES TO THE AGREEMENT
Service Provider: Xylem Inc.
Service Receiver: Exelis Inc.
GENERAL SERVICE DESCRIPTION
Service Receiver may need assistance after the Distribution Date from the Service Provider for miscellaneous services, including but not limited to consulting, advisory, knowledge transfer and other similar services in various areas including, but not limited to finance, tax, accounting,

1

insurance, treasury, human resources and communications, which are not already provided for under all of the other TSAs between ITT Corporation, Xylem Inc., and Exelis Inc.
The Service Provider hereby agrees to cause its and its affiliates employees (collectively, “Experts”) to provide a reasonable amount of services, including specifically the services listed in Annex A, upon reasonable notice and request from the Service Receiver on a time and materials basis from the Distribution Date through April 30, 2013 (the “Minimum Term” and the “Maximum Term”).
To utilize this TSA Schedule, employees of Service Receiver should request such services via email or telephonically where both parties have a clear expectation of the estimated number of hours of assistance being requested. For projects that are expected to require more than 5 to 10 hours of assistance a one or two paragraph project plan should be agreed to in order to avoid misunderstandings. The project plan should be put together by the Service Provider’s “Expert “with respect to the requested services.
Employees of Service Receiver should advise their TSA manager that a request for services has been made together with a description of such services requested and the estimated number of hours requested.
The “Expert” should advise their TSA manager that a request for services has been made and the estimated number of hours requested.
SCOPE OF SERVICES
The scope of services will depend on the needs of the Service Recipient and the capabilities and availability of the Experts.

2

LOCATIONS
All locations around the world
PREREQUISITES/DEPENDENCIES
The Experts remain employees of Service Provider. Service Receivers acknowledge and agree that Service Provider has discretion to terminate the Experts and the Experts have the ability to terminate their employment with Service Provider. In the event the Experts are no longer employed by Service Provider, Service Provider will, at the request of the Service Receiver, use commercially reasonable efforts to provide similar services. However, if Service Receivers or an affiliate employ any of the Experts, the specific service requested under this Schedule can be terminated by the Service Provider, at the Service Provider’s sole discretion on 5 business days notice to the Service Receiver.
TAX STATUS
Sales tax will be charged as determined by the Service Provider and the Service Receiver shall pay such tax along with the payment for the service provided.
BILLING LOCATION
Service Provider will provide Service Receiver with an invoice to its address set forth below under Notice Requirements, except in cases where services are provided outside of the United States, in which case invoices will be created by the Service Provider’s legal entity in the country where the services are being performed and invoiced to the Service Receiver’s legal entity that requested the services in the Service Provider’s local currency. The bill will cover all charges for services under this Schedule from Service Provider and, to the extent reasonably feasible, will be itemized among Service Receiver’s legal entities if identified by the Service Receiver when requesting the service. The invoice will contain the number of hours each Expert worked, a short paragraph describing the services and the US dollar amount per Expert.
The Experts shall track their time on either a time sheet or any other proper method such as the utilizing the time sheet attached hereto and Service Provider agrees that the time sheets will accompany the invoice that is sent to the Service Recipient for payment. In cases where the requested services are expected to take longer than 30 days to complete, the Service Provider will be allowed to invoice the Service Receiver once per month for all costs incurred to date.

3

NOTICE REQUIREMENTS
No notice of Termination is required under this Schedule and there shall be no make-whole fee under this Schedule
Notices and bills to the Service Provider should be sent to:
Xylem Inc.
1133 Westchester Avenue
Suite 2000
White Plains, NY 10604
Attention: Tim Coogan
Notices and bills to the Service Receiver should be sent to:
Exelis Inc.
1650 Tysons Boulevard
Suite 1700
McLean, VA 22102
Attention: Joe Daniel
PRICING
In addition to the costs specifically set forth below, Service Receivers shall also pay all business travel expenses relating to the Services in accordance with Service Providers documented travel policies and any incremental out of pocket costs incurred by the Service Provider in order to provide the requested services that are invoiced by unaffiliated 3rd parties. Service Provider agrees to provide vendor invoices as backup to the Service Receiver when invoicing the Service Receiver under the terms of this TSA.
The hourly rates below include a 4.5% increase for inflation and the 2% profit margin and shall be applicable in 2011 and 2012. The rates shall increase by 4.5% in 2013. There shall be no make whole fee due under Section 11 of the Agreement upon early termination of this TSA.

Service	Hourly Rate*
Hourly Rate Administrative/Secretarial.	$50 per hour

Hourly Rate for a Non Executive	$100 per hour

Hourly Rate for an Executive	$150 per hour

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*	Note: In cases where invoicing is done outside the United States, the above rates should be converted to local currency based on the exchange rate on the date the invoice is prepared.
The pricing for the services described in Annex A will be as set forth in Annex A unless no pricing is provided in which case if services are provided on an hourly basis the rates above will apply.
Annex A
Annex A-1
Management Reporting (HFM/Planning) Post Separation Support Requirements
Following the separation of ITT into 3 companies, key management reporting resources will be required to provide post separation support and knowledge transfer between the NewCos. High level areas of support and knowledge transfer include:
•	Month-end close

•	Year-end close

•	New Year setup and rollforward

•	OpPlan, Forecast, and Budget

•	Metadata Management

•	Ledger Mapping

•	Break/Fix Support
Listed below are the key HFM and Planning resources whose post separation support will be required during the period 11/1/2011 through the 2012 March Close (approximately 4/20/2012).

	Future		November			December			January			February			March			April
Resource	NewCo	Executive	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis
	ITTCo	No	n/a	48	48	n/a	48	24	n/a	48	24	n/a	36	12	n/a	36	12	n/a	12	12
	Xylem	No	48	n/a	48	24	n/a	24	24	n/a	24	12	n/a	12	12	n/a	12	12	n/a	12
	Exelis	No	48	48	n/a	24	24	n/a	24	24	n/a	12	12	n/a	12	12	n/a	12	12	n/a
	ITTCo	No	n/a	48	0	n/a	24	0	n/a	24	0	n/a	12	0	n/a	12	0	n/a	12	0
	ITTCo	Yes	n/a	48	48	n/a	24	24	n/a	24	24	n/a	12	12	n/a	12	12	n/a	12	12
	Xylem	No	48	n/a	48	24	n/a	24	24	n/a	24	12	n/a	12	12	n/a	12	12	n/a	12
Service Provider Owners and Service Receiver Owners are set forth under “Service Owner” above

5

Annex A-2
Payroll Post Separation Support Requirements
Following the separation of ITT into 3 companies, a key payroll resource of Xylem will be required to provide post separation support and knowledge transfer to Exelis. High level areas of support and knowledge transfer include:
•	Month-end close

•	Year-end close

•	ADP year-end balancing and W2 generation
Listed below is the key payroll resource whose post separation support will be required as indicated during the period 11/1/2011 through the 2011 year end close (approximately 1/31/12).
Estimated hours per month* allocated to post-spin payroll support:

Nov-11	Dec-11	Jan-12
20	20	40

* Amount shown is an “up to” amount of hours, the actual required amount may be less.
Service receiver must provide written notice of requested schedule. Service provider will respond within 48 hours as to the availability which shall not duly be withheld.
Annex A-3 Assistance with Legal Proceedings
     Hyman Buchwald will provide assistance with certain legal proceedings involving Exelis.

6

SCHEDULE BC3
SINGAPORE PERSONNEL SERVICES
SERVICE OWNER
All service matters and general inquiries regarding this Service should be directed to:

Name	Title	Phone	e-mail

Service Provider’s Contact

Gary Jollow	HR Director Water and Wastewater Singapore	61 2 9832 6381	Gary.Jollow@xyleminc.com

Service Receiver’s Contact

Douglas Parks	Geospacial Systems, HR Director	571 203 7363	Douglas.Parks@exelisinc.com
PARTIES TO THE AGREEMENT
Service Provider: ITT Water and Wastewater Singapore PTE LTD

Service Receiver: Exelis Inc.
GENERAL SERVICE DESCRIPTION
ITT Water and Wastewater Singapore PTE LTD (“WWW”), entered into a Tenancy Agreement (the “Tenancy Agreement”), commencing on April 27th 2011 with                      (“Landlord”) with respect to an apartment located at                                          (the “Premises”) for the benefit of employee              and his family (collectively, the “Tenants”) to be transferred to Service Receiver. The Service Receiver and Tenants desire to terminate the Tenancy Agreement effective as of November 20, 2011 (the “Termination Date”) pursuant to an agreement between the Service Provider and the Landlord (the “Buy-out Agreement”).
The negotiations of the Buy-out Agreement were led by the Service Receiver. Pursuant to the Buy-Out Agreement, the Service Provider agreed to pay the landlord a certain sum of money that would cover all known obligations of Service Provider to the Landlord (the “Buy-out Amount”). In addition, the Buy-out Agreement also provides that the Landlord is directed to pay the Deposit, as defined in the Tenancy Agreement, directly to the Service Receiver.

1

SCOPE OF SERVICES
Service Provider shall not do anything to disrupt or terminate the Tenancy Agreement prior to the Termination Date. Service Provider shall, within 30 days of receipt, deliver to the Service Receiver any and all amounts received from the Landlord with respect to the Premises.
Service Receiver shall indemnify and hold the Service Provider harmless for any and all actual costs or expenses incurred by Service Provider or paid by Service Provider to the Landlord in connection with the Premises, any remaining tax claims/issues associated with the sponsorship of           or any claims           may have with respect to his sponsorship by Service Provider or with respect to termination of his sponsorship by Service Provider. (the “Indemnified Amounts”). Service Receiver shall pay the Indemnified Amounts within 30 days of receipt of a notice describing the amount and reason Service Provider paid Landlord or any third party any amount in connection with the Premises. If such amount is greater than $5,000, Service Provider shall notify Service Receiver 5 business days in advance of such payment to the Landlord or third party in connection with the Premises and shall allow the Service Receiver to contest the payment or the claim. Service Receiver will be liable for any and all actual damages, costs or expenses incurred by Service Provider in the event Service Provider contests the payment or the claim.
LOCATIONS
Singapore
PREREQUISITES/DEPENDENCIES
None
BILLING LOCATION
Service Provider will provide Service Receiver with an invoice to its address set forth below.
NOTICE REQUIREMENTS
Notices under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to Service Provider:
Xylem Inc.
1133 Westchester Avenue
Suite 2000
White Plains, NY 10604
Attention: Dan Kelly

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If to Service Receiver
Exelis Inc.
1650 Tysons Blvd #1700
McLean, VA 22102-4827
Attention: Rachel Semanchik
PRICING
Service Receiver shall pay all miscellaneous expenses (telephone, broadband, utilities) charged to and paid by Service Provider with respect to              and his family. Service Provider shall provide Service Receiver with an invoice detailing such amounts and Service Receiver shall pay such amounts within 30 days of the date of such invoice.

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SCHEDULE C
Service Provider: Exelis Inc.
Service Recipient: ITT Corporation and/or Xylem Inc.
Service to be Provided:

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SCHEDULE CA1
GENERAL LEDGER ACCOUNTING
ITT HQ
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this service should be directed to:

Name	Title	Phone	e-mail

Misty Markle	Accounting Manager	(260) 451-6104	misty.markle@exelisinc.com
Exelis Inc.

Catherine Lupinacci	Manager of Corporate Accounting & Planning	(914) 641-2095	catherine.lupinacci@itt.com
ITT Corporation
GENERAL SERVICE DESCRIPTION
Service Provider will perform General Ledger Accounting Services for ITT Corp Headquarters for Service Receiver.
Service Receiver and its Subsidiaries will utilize the Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution Date.

1

SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, the Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

Minimum
			BAU	Service
	Service		Transaction	Period
Service #	Name	Description of Service	Volume	(in mo.)	Service Charge

Provide General Ledger Accounting Services to ITT Corp Headquarters:

•   Balance and Post Payroll Journal Entries — The Service Provider will use the Completed Payroll Cycles from the Service Receiver to post the Journal on ITT Co. HQ ledger. This will occur three (3) business days after the payroll cycle completes.
155 Annually

•   Prepare Payroll Accrual Report — The Service Provider will receive a notification from Service Receiver to produce the Payroll Accrual Report in PDF format from Infinium for Service Receiver. The report will be completed one (1) business day after notification is received.
4 Annually

•   Prepare Journal Entries for Infinium Enterprise Application and Payroll Service Charges — The Service Provider will use the TSA Costs from Service Receiver to post the Journal on ITT Co. HQ ledger. This will be completed prior to month end close.
50 Annually

SS-GLHQ-01	General Ledger Accounting Services ITT Co. HQ	• Prepare Journal Entries for Fringe — The Service Provider will use the Payroll Month End Close from Service Receiver to post the Journal on ITT Co. HQ ledger. This will be completed prior to month end close.	24 Annually	14	Cost plus 2% - 10% per month

•   Prepare Journal Entries for Environmental Reserve — The Service Provider will use the Payroll Month End Close from Service Receiver to post the Journal on ITT Co. HQ ledger. This will be completed prior to month end close.
12 Annually

•   Prepare Journal Entries for Medical Insurance and Investment Savings Plan — The Service Provider will use the interface files as documented in Attachment A to remit payment to Vendor and post the Journal on ITT Co. HQ ledger. This will be completed prior to month end close.
68 Annually

•   Journalize ISP Surcharges — The Service Provider will use the interface files as documented in Attachment A to remit payment to Vendor and post the Journal on ITT Co. HQ ledger. This will be completed prior to month end close.
52 Annually

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Minimum
			BAU	Service
	Service		Transaction	Period
Service #	Name	Description of Service	Volume	(in mo.)	Service Charge

•   Prepare Flexible Spending Account Report and Create Journal Entry — The Service Provider will use the Payroll Month End Close to post the Journal on ITT Co. HQ ledger and provide Service Receiver with the report. This will be completed 15 days after the calendar month.
12 Annually

•   Journalize CELCO Medical Premium Checks — The Service Provider will use a copy of Medical Checks related to retirees paying their premium from an internal business unit within Service Provider which in-turn receives the actual check from the retiree for Service Provider to post the Journal on ITT Co. HQ ledger. This will be completed prior to month end close.
12 Annually

•   Assist in Payroll Salaries Account Reconciliation — The Service Provider will use the “(Month, Year) Payroll Reconciliation” spreadsheet from Service Receiver to create queries to support general ledger account reconciliation. This will be completed one (1) business day after the request is received.
12 Annually

•   Liability Calculation for Short Term Disability — The Service Provider will use a query provided from an internal business unit within Service Provider to calculate the liability for short term disability and provide a report in spreadsheet format.
1 Annually

•   Prepare Clearing Journal Entries for Entities within ITT Co. — The Service Provider will use the final month end intercompany balances provided from an internal business unit within Service Provider to prepare the clearing journal entries for ITT Co. HQ ledger. This will be posted before the last day of fiscal month.
12 Annually
Service Volumes Greater or Less Than Observed Pre-Distribution Date
Service Provider will deliver the same volume of Services as delivered in the 12 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities on a time and materials basis with respect to the one-time set-up fees. The table below will then apply following the completion of the one-time set-up activities.

Scenario	One-Time Setup Fees	Monthly Fees

Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented in this agreement

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Scenario	One-Time Setup Fees	Monthly Fees
Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service
Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the other Service Recipients.
Exit Services
The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)

SS-GLHQ-02	General Ledger Accounting Support Services ITT Co. HQ Migration	Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:	Time and Materials Based on Additional Pricing Section

• Support of data extraction requests from the Service Receiver

• Providing Subject Matter Expertise in helping the Service Receiver understand current state business processes, functional data mapping, and impacts of design decisions

SS-GLHQ-03	General Ledger Accounting ITT Co. HQ Knowledge Transfer	Service Provider will provide the following knowledge transfer services:	Time and Materials Based on Additional Pricing Section

• Existing non-sensitive documentation maintained by the Service Provider will be given to the Service Receiver as it relates to this agreement
Supplemental Services
For requests for supplemental services relating to General Ledger Accounting by Service Receiver not mentioned in this Schedule or not included within the costs documented in this

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agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request attached as Annex A for consideration by Service Provider.
Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12 noon Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver. Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.
LOCATIONS
Services are initially provided from Fort Wayne, IN, USA to White Plains, NY, USA.
PREREQUISITES/DEPENDENCIES
•	Security and access controls will be maintained as set forth in the Master Services Agreement.

•	If Service Receiver provides inaccurate information to Service Provider it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Service Receiver must actively be engaged on the Infinium Application TSA for the duration this agreement is in effect.

•	Service Receiver must actively be engaged on the HR/Payroll/Benefits TSA for the duration this agreement is in effect.

•	Service Receiver (ITT HQ) general ledger must be in the current reporting period in order for the Service Provider to complete the services documented within this agreement. Service Receiver and Service Provider will work together to ensure that the current period is open to process transaction(s).

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NOTICE REQUIREMENT
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
Exelis Inc.
1650 Tysons Boulevard
Suite 1700
McLean, VA 22102
Attention: Joe Daniel
Joe.daniel@exelisinc.com
If to the Service Receiver:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com
SERVICE LEVEL
Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.
In the event incidents cannot be resolved, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.
ADDITIONAL PRICING
Hourly Rate for Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources be

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required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.
Additional Pricing Rates (All in USD)

Location	Low	Medium	High

USA	$75	$100	$125
Greece	$35	$46	$58
Mexico	$19	$25	$31
Sweden	$75	$100	$125

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ATTACHMENT A

Journal Entry Type	Interface Name	Business Purpose	Vendor	Source	Frequency

Medical Insurance — MetLife	XPRGMSASUM	Report withholdings and premiums to the record keeper	JP MORGAN CHASE	Infinium	Monthly

Medical Insurance — Health Savings Account (HSA)	XPYGHSAO	Report withholdings and premiums to the record keeper	Mellon	Infinium	Weekly

Investment Plan Savings (ISP) and ISP Surcharges	XRTDCD, XRTDC	Report withholdings and premiums to the record keeper	Wells Fargo / ACS	Infinium	Weekly

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SCHEDULE CA2
HR/PAYROLL/BENEFITS
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, expect where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this service should be directed to:

Name	Title	Phone	e-mail
Joe Daniel Exelis Inc.	TSA Manager	(703) 338-3405	joe.daniel@exelisinc.com

Daryl Bowker ITT Corporation	Director, Shared Services	(315) 568-7676	daryl.bowker@itt.com
GENERAL SERVICE DESCRIPTION
Service Provider will perform Payroll, Payroll Tax, HR, Garnishment and Benefit Services for Service Receiver.
Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens and documents that support Service Provider’s business and business processes in the twelve months prior to the Distribution Date.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge
SS-Payroll-01	Payroll Services	Provide payroll and tax configuration support required to support payroll services:

•     Income Codes —Service Provider will use the Income Request Form from the Service Receiver to update tax, garnishment, eligibility, pension, and 401K with the provided income codes. 5 business days prior notice are required to make the income code changes.

•     Deduction Codes —Service Provider will use the Deduction Request Form from the Service Receiver to update tax, Group Term Life (GTL), and other accumulator requirements with the provided deduction codes. 5 business days prior notice are required to make the deduction code changes.

•     Paid Time Off (PTO) Accrual Controls —Service Provider will use the PTO Policy document from the Service Receiver to accrual code and schedule setups requested by the Service Receiver. 10 business days prior notice are required to make the requested PTO Accrual Controls changes.

		• Federal/State/Local Tax Table —Service Provider will use the Notification of Federal/State/Local Tax Change provided by the Service Receiver to update the local tax setup within systems managed by Service Provider within 5 business days of the request.	100/month for all SS-Payroll-01	14	Cost plus 2% - 10% per month

•     Federal/State/Local Tax —Service Provider will use the Request for Level Control provided by automated systems to update the level control setup within systems managed by Service Provider within 5 business days of the request.

•     Employer Codes — Service Provider will use the Request for New Employer Codes from the Service Receiver to update employer codes in systems managed by Service Provider within 5 business days of the request.

• User Defined Field — Service Provider will use the Request for User Defined Field provided by the Service Receiver to update the necessary fields within 5 business days of the request.

•     Level Control — Service Provider will use the Request for Level Control provided by the Service Receiver to update the level control setup within systems managed by Service Provider within 5 business days of the request.

• Pay Cycle — Service Provider will use the Request Pay Cycle from the Service Receiver to setup the pay cycle with the pay calendar where applicable. 5 business days are

2

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge
required to make the pay cycle changes. Pre-distribution date pay cycle configuration is defined in Attachment B.

•     Employer Group — Service Provider will use the Request for Employer Group provided by the Service Receiver to update the Employer Group within systems managed by Service Provider within 5 business days of the request.

•     Cycle Group — Service Provider will use the Request for Cycle Group provided by the Service Receiver to update the cycle group setup within systems managed by Service Provider within 5 business days of the request.

•     Payroll Authorization Group — Service Provider will use the Request for Payroll Authorization Group provided by the Service Receiver to update the Payroll Authorization Group setup within systems managed by Service Provider within 5 business days of the request.

•     Income Authorization Group — Service Provider will use the Request for Income Authorization Group provided by the Service Receiver to update the income authorization group setup within systems managed by Service Provider within 5 business days of the request.

•     Deduction Authorization Group — Service Provider will use the Request for Deduction Authorization Group provided by the Service Receiver to update the deduction authorization group setup within systems managed by Service Provider within 5 business days of the request.

•     Auto Pay Groups — Service Provider will use the Request for Auto Pay Groups provided by the Service Receiver to update the auto pay groups setup within systems managed by Service Provider within 5 business days of the request.

•     Labor/Income Cross Reference Table — Service Provider will use the Request for Labor/Income Cross Reference Table Maintenance provided by the Service Receiver to update the Labor/Income Cross Reference Table setup within systems managed by Service Provider within 5 business days of the request.

•     General Ledger Cross Reference Table — Service Provider will use the Request for General Ledger Cross Reference Table maintenance provided by the Service Receiver to update the general ledger cross reference table setup within systems managed by Service Provider within 5 business days of the request.

3

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge
Provide garnishment, child support, tax levy, interrogatory correspondence, withholding and payments support required for payroll services:

•     Garnishment Letter — Service Provider will use the Garnishment Notification to provide a garnishment letter to the garnishing agency during the latter of 7 days after notification and the next applicable payment cycle.

•     Garnishment Withholding — Service Provider will use the Garnishment Notification to adjust the employee garnishment deduction setup during the latter of 7 days after notification and the next applicable payment cycle.
New Transactions 200, Monthly Payments 700

•     Garnishment Payments — Service Provider will use the Garnishment Notification to update the garnishment payments to agency during the latter of 7 days after notification and the next applicable payment cycle..

•     Stop Garnishments — Service Provider will use the Garnishment Stop Notification to deactivate the employee garnishment deduction and process refund of any over-withholding during the latter of 7 days after notification and the next applicable payment cycle.

Provide employee maintenance support where appropriate to support payroll processing:

•     W-4 — Service Provider will use the W-4 Form from the Service Receiver to update employee W-4 information with the provided information. Service Receiver must provide such information at least 2 business days prior to processing of payroll to ensure inclusion in the current payroll run.

•     Home/Work State Update — Service Provider will use the employee change request for home/work state maintenance from the Service Receiver to make requested updates. Service Receiver must provide such information at least 2 business days prior to processing of payroll to ensure inclusion in the current payroll run.
600/month

•     Direct Deposit — Service Provider will use the Direct Deposit Form from the Service Receiver to update employee direct deposit information with the provided information. Service Receiver must provide such information at least 2 business days prior to processing of payroll to ensure inclusion in the next payroll run.

4

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge
		Provide college fund employee direct deposit maintenance required to support payroll processing upon receipt of notification of enrollment or change via email. Request will be processed within 7 days of notification in the next applicable payment cycle.	30/month

		Provide executive excess savings plan updates to employee deduction code maintenance required to support payroll processing upon receipt of Service Receiver notification of employee. Request will be processed within 7 days of notification in the next applicable payment cycle.	30/month

Provide ACS 401k Interface Processing required to support payroll processing:

•     Saving Plan Deferral & Loan — Service Provider will use the ACS ISP Feedback File from the Service Receiver’s 3rd party to update employee deduction code information with the provided information. Service Receiver’s 3rd party must provide such information by Friday evening the week prior to requested update.

•     Saving Plan Deferral & Loan — Service Provider will use the ACS ISP Feedback File from the Service Receiver’s 3rd party to update employee deduction code information with the provided information. Service Receiver’s 3rd party must provide such information by Friday evening the week prior to requested update.

•     ACS Error Report Review — Service Provider will review the ACS ISP Feedback File from the Service Receivers 3rd party provider to review any fallout which may have occurred. Upon fallout Service Provider will notify ACS to conduct maintenance to rectify documented fallouts.
10 Monthly Interfaces Files & Reports

•     ACS New Hire — Service Provider will use a report created from the ACS Interface File from the Service Receiver’s 3rd party to validate new hire processing. Service Receiver’s 3rd party must provide such information by Friday evening the week prior to requested validation.

•     ACS ISEV — Service Provider will use the ACS ISEV Status Change from the Service Receiver’s 3rd party to update employee deduction code information with the provided information. Service Receiver’s 3rd party must provide such information by Friday evening the week prior to requested update.

5

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge
Provide JPMorgan 401k Interface Processing required to support payroll processing

•     Saving Plan Deferral & Loan — Service Provider will use the JP Morgan ISP Feedback File from the Service Receiver’s 3rd party to update employee deduction code information with the provided information. Service Receiver’s 3rd party must provide such information by Friday evening the week prior to requested update.

•     Saving Plan Deferral & Loan — Service Provider will use the JP Morgan ISP Feedback File from the Service Receiver’s 3rd party to update employee deduction code information with the provided information. Service Receiver’s 3rd party must provide such information by Friday evening the week prior to requested update.

•     JP Morgan Error Report Review — Service Provider will review the JP Morgan ISP Feedback File from the Service Receivers 3rd party provider to review any errors which may have occurred. Upon fallout Service Provider will notify ACS to conduct maintenance to rectify documented fallouts.
10 Monthly Interfaces Files & Reports

•     JP Morgan New Hire — Service Provider will use a report created from the JP Morgan Interface File from the Service Receiver’s 3rd party to validate new hire processing. Service Receiver’s 3rd party must provide such information by Friday 5 pm EST or Thursday 5 pm EST if Friday is not a business day the week prior to requested validation.

•     JP Morgan ISEV — Service Provider will use the JP Morgan ISEV Status Change from the Service Receiver’s 3rd party to update employee deduction code information with the provided information. Service Receiver’s 3rd party must provide such information by Friday evening the week prior to requested update.

		Provide Principal Loan Processing required to support payroll processing upon receipt of notification by secured email and make the required employee deduction code changes.	Weekly Interface Files

		Provide Marsh Benefit Processing required to support payroll processing upon receipt of interface file and make deduction code changes. Files must be received by the 17th of the month for processing by the end of the month.	Two Interface Files Per Month

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			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge
		Provide John Hancock LTC Processing required to support payroll processing upon receipt of interface file and make deduction code changes. Files must be received by the 17th of the month for processing by the end of the month.	Two Interface Files Per Month

		Provide Runzheimer Fix and Variable Auto Processing required to support payroll processing upon receipt of interface file and make employee negative deduction transactions for payroll Files must be received by the 9th of the month.	One Interface File Per Month

		Provide Concur Travel Expense Reimbursement required to support payroll processing upon receipt of interface file and make employee negative deduction transactions. Files must be received by Thursday morning at 6 am EST to be processed in the next applicable pay cycle.	Weekly Interface Files

		Provide executive deferral payment upon receipt of notification from Service Receiver for payout and make employee deferral payment. Files must be received by the 9th of the month.	One Monthly Deferral Processing

		Provide excess group term life calculations upon receipt of notification from Service Receiver for payout and make employee deferral payment. Files must be received by the 9th of the month.	240 Batch Processing Runs

		Complete nightly Infinium Benefit Deduction updates.	240 Batch Processing Runs

Provide payroll processing.

•     Automated Labor Upload — Service Provider will use the interface from the Service Receiver’s labor system and create the Infinium labor file for payroll processing. Labor Code to Infinium Income code cross reference file updated as required.

•     Labor Interface Validation — Service Provider will use the interface from the Service Receiver’s labor system to get totals. Service Provider will then match the Infinium and Service Receiver’s Labor System file. Should discrepancies exist, Service Provider will work with Service Receiver to resolve the issue.
240 Pay Processing Cycles

• Payroll Cycle Processing — Service Provider will then create Employee Processing Cycle

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			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge

       File, listing of employees with pay, benefit, leave of absence and terminations. A review of employee changes will be conducted by Service Receiver and corrections made if applicable. Employee changes will be added to cycle validation routine for balancing. Delays in Service Receiver responsibilities will delay payroll processing. Service Provider will not be liable for such Service Receiver caused delays.

• Close Upload Labor to Payroll Cycle — Service Provider will upload employee labor to payroll cycle.

• Gross to Net Calculation — Once Infinium releases time sheet data Service Provider will produce the payroll trial balance.

• Payroll Adjustments — Service Provider will update employee pay information and add adjustments to validation routine for balancing as required.

•     Print Trial Balance/Approve Payroll — Using the Infinium trial balance Service Provider will create a trial balance report to post payroll and print pay stubs. If Trial Balance does not balance or has errors it must be corrected via update checks and Trial Balance Reran until error free and balanced.

		Provide on-demand payroll processing of off-cycle check requests upon receipt of on-demand check request form from Service Provider. Form must be received by 5 pm for next day direct deposit or check delivery.	570 Transactions Annually

		Provide bonus cycle payroll processing of off-cycle bonus payments upon receipt of bonus specification from Service Recipient. Form must be received 5 business days prior to date of required bonus payment.	7000 Transactions Annually

		Provide manual W-2 earnings and deductions updates upon receipt of written notice and tax detail from Service Provider	325 Transactions Annually

		Provide stock option manual payroll upon receipt of Smith Barney stock transaction file using the daily interface from Service Provider	80 Transactions Annually

		Provide restricted stock manual payroll upon receipt of Smith Barney restricted stock transaction file using the daily interface from Service Provider	110 Transactions Annually

		Provide quarterly tax dividend payment upon receipt of Smith Barney dividend transaction file using the quarterly interface from Service Provider	440 Transactions Annually

		Provide Cartus quarterly relocation manual payroll upon receipt of Cartus Relocation Transaction file using the quarterly interface from Service Provider	140 Transactions Annually

8

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge
		Process payment for unused PTO time upon receipt of notification from systems during year-end	1700 Transactions Annually

		Void or re-issue employee checks upon receipt of notification from Service Receiver. May be processed with current payroll or via separate check processing. For inclusion with regular payroll request must be received two business days prior to start of payroll processing. Five business days notice is required for issuing as separate payroll process. [Service Provider will not be liable if funds have been disbursed prior to voidance.]	850 Transactions Annually

		Make adjustments to employee pay upon receipt of notification from Service Receiver. Notification must be received 2 business days prior to the next pay cycle.	325 Transactions Annually

		Process retro-active payments for delayed merit increase processing after receipt of notification from Service Receiver. May be processed with current payroll or via separate check processing. For inclusion with regular payroll request must be received Two business days prior to start of payroll processing. Five business day notice required for issuing as separate payroll process.	350 Transactions Annually

		Process special employee payments upon receipt of notification from Service Receiver. May be processed with current payroll or via separate check processing. For inclusion with regular payroll request must be received 2 days prior to start of payroll processing. Five day notice required for issuing as separate payroll process.	900 Transactions Annually

		Process relocation payment from employee paycheck upon receipt of notification from Service Receiver Processed with normal payroll. May be repaid over multiple payrolls or from one payroll per specification of Service Receiver.	200 Transactions Annually

		Provide executive excess savings plan distribution upon receipt of notification from Service Receiver May be processed with current payroll or via separate check processing. For inclusion with regular payroll request must be received 2 days prior to start of payroll processing. Five day notice required for issuing as separate payroll process.	50 Transactions Annually

Service Provider will use commercially reasonable efforts to provide post-payroll

		• Print/Distribute Check, Vouchers, & Reports — Printed Checks and Vouchers sealed and prepared for shipping distribution per business units instructions.	250 Cycles Per Month

• ACH Processing — ACH transmitted to clearing house using the Infinium ACH extraction process

9

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge
• Bank Funding — Wire Transfer to cover payroll using the bank funding report option

• Credit Union Processing — File Transmission to Credit Union using the Infinium direct deposit extract

• Union Reporting — Union report transmitted using the Union employees and Union dues report

• Canadian Bond Processing — Transmission of Canadian Bond File to Royal Bank of Canada using the Canadian bond extract

• Positive Pay — Positive pay file transmitted to Wells Fargo using the positive pay extract file

•     Direct Deposit Fund Pullback — Employee funds pulled back or error report with insufficient funds upon Service Receiver’s request to pull back employee direct deposit. Service Provider will use the Shared Service form submission to Wells Fargo to pull back employee direct deposit. Insufficient funds notices are communicated to employees HR administrator for review of how to recover money

		Provide Infinium month end close once a month rolling month totals, update monthly benefits (Marsh & John Hancock), and update monthly limit processing. This service will be performed after final payroll for month and prior to first payroll of new month.	20 Companies Per Month

		Process Infinium quarter end close once a quarter rolling quarter totals, update quarterly limit	20 Companies Per Month

		Provide Infinium year-end processing.	20 Companies Per Month

• Wage & Tax Balancing — Using the wage Base Report balance Employee Earnings and Taxes

• United Way Deduction — Infinium United Way Deduction Change for deduction codes 00800 & 0805 clearing the United Way deduction for the new year

• 401K Limit Update -Deduction limit updated with values for year

• Year End Payroll Register — Use the Infinium Year End Payroll Register to archive historical payroll registers

• Hartford-JP Morgan Year End — Use the Infinium Save File to archive Hartford-JP Morgan year end 401K values

• ACS — Use the Infinium Save File to archive ACS year end 401K values

• Infinium W2 Box Updates — Use the Infinium Income & Deduction Reporting Groups to make W2 Box Reporting Reports

• Infinium ADP W2 Box Update — Use the ADP interface for W2 Reporting to create the ADP W2 Box Interface File

• Local Tax Update — Use the notification from locality or Service Receiver to update the local tax table

10

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge
• Transfers — Clear Q1 Information captured for tax & 401K Limit processing for use in the W2 tax report

• Vinny 1st day report — Use the Infinium Day 1 Report for forecasting

• Payroll Calendar — Use the Infinium Cycle Maintenance to create Service Receiver Payroll Calendars

• W2 — Pension for Group Term Life (GTL) — Service Receiver provides files from ACS & Hartford and Service Provider updates Pensioner’s W2’s

• Highly Compensated Employee Listing — Using an AS400 Query, employees meeting IRS Highly Compensated Listing are found and 401K providers updated with list of highly compensated employees

•     Executive Excess Saving Plan Employee Update — Service Receiver provides list of eligible employees for executive excess saving plan which Service Provider uses to update the Executive Excess Saving Plan Employee List provided for roll over into Excess Savings Plan

•     New Jersey Disability Year End Update — Using the New Jersey Final Disability Report; Service Provider will update the New Jersey year end payroll entries to record New Jersey final disability entries.

• Infinium Year End Close — Year end close rolls year to day information to previous year and clear year-to-date dollars

• ADP 4th Quarter & Year End Extract — Using the ADP Extract Program an ADP Year End Interface File is created

• ADP — Balance Year — Using the ADP Year End Reports Year End Statutory Reports & W2 are output

• W2C’s — Using the value center post year-end close entries to update the W2C

• Amended Year End — Use the ADP Extract Program to amended statutory reporting

		Provide US Tax Processing.	Registrations — 10 per month

• ADP Company Profile Update — Use the ADP Tax Header Spreadsheet to update ADP tax reporting set up

		• ADP Code Mapping — Use the ADP Mapping Document to map ADP Tax Code to Infinium Tax Code	Interfaces — daily

		• Infinium ADP Deduction Table Maintenance — Use the Infinium ADP Tax Code file to output ADP Interface File including the new tax code	Tax Payments — Daily & Quarterly Per Requirements

		• ADP Daily Interface File — Use the ADP Infinium Payroll Tax Extract to create the ADP Receipt of Tax Payment Detail	Cobra Reporting — Quarterly

11

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge
		• Daily Tax Audit Report — Use the Query: ADP Tax Audit Report to validate ADP Daily Tax Interface File	Quarterly Reporting

		• ADP Daily Tax Funding — Use the ADP Invoice to create ADP Wire Payment	Tracer Transactions 20 Monthly

		• ADP Unemployment Rate Change — Use the ADP Tax Header Spreadsheet to calculate ADP - Unemployment Payments with New Rate	Amendments 10 Monthly

• ADP Monthly Charges — Use the ADP Invoice to process ADP Payment

• Barnett Monthly Charges — Use the Barnett Invoice to process Barnett Payment

• ADP Quarterly Communication — Use the ADP Quarterly Updates to update the Quarterly Calendar Close Schedule

• Cobra Quarterly Tax Credit Entry — Use the SHPS Cobra Detail summarized and entered into ADP Payroll Tax Input to update the 941 Cobra Credit

• Quarterly Interface File — Use the ADP Infinium Quarterly Tax Extract to create the ADP Quarterly Tax Reporting File

• ADP TAX Reconciliation — Use the Infinium Quarterly Tax Report to reconcile ADP Quarterly Tax Reports

• Quarter Close & Statutory Reporting — Use Service Receiver approval to ADP for Quarterly Processing to make quarterly statutory payments and reporting

• Quarterly Report Distribution ADP — Use the Quarterly Reports Posted to Web Site to distribute Statement of Deposits, 941Cobra Credit, State & Local Wage Detail

• Quarterly Invoice Payments — Use ADP Invoice to make ADP Wire Payments

• Quarterly Federal & State Tax Amendments — Use Quarterly Amendment Filing to amended reporting

• Amendment Payment — Use the invoice to create ADP Wire Payment

• Tracers — Use agency notices to conduct ADP research

• Tracer Payments — ADP agency notice research to make payment of Agency Notices

• Close Tax ID — Use ADP header to close company so no future reporting in ADP

• Close Tax ID — Use the Agency notification of account closed to conduct final reconciliation

Provide Canadian Tax Processing.

		• Canadian Tax Withholding — Using Canadian Tax Deductions provided by Service Receiver input Service Provider will complete Employee/Employer Tax Withholding/Liability	Weekly Tax Payments

		• Canadian Tax Payments — Using Payroll Registers provided by Service Receiver, Service Provider will make Canadian Tax Payment	Annually T4, T4A & RL Reporting

12

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge
• Year End Pension Calculation — Using the Canadian Pension Plan Policy provided by Service Receiver, Service Provider will compute Pension Plan Calculation

• RL1 & T4 Reporting — Using the Infinium Canadian Year End Process, Service Provider will complete T4 & RL1 Forms & XML Reporting

		Provide Puerto Rico Tax Processing.	Weekly Tax Payments

• Puerto Rico Tax Withholding — Using Tax Deductions Service Provider will calculate tax withholding for Service Receiver

		• Puerto Rico Tax Payments — Using Payroll Registers provided by Service Receiver, Service Provider will make Puerto Rico Tax Payments	Annual W2P & W3P Reporting

• Puerto Rico Year End Reporting — Using W2 & W3 Reporting Service Provider will make Employee & Employer Year End Tax Reporting

Support the legal/regulatory audits documented below.

• ACE — Worker Compensation Audit

• Tax Audits

• D&T Benefit Audit

		• SOX Audit	4 Audits/Month

• Disaster Recovery

• ACS — 401K Compliance Testing

• JP Morgan — 401K Compliance Testing

• Data Mining — Payroll

		• Service Provider will run the custom queries documented in Attachment C once a month	Monthly

Provide Guam Tax Processing.

• GUAM Tax Withholding — Using Tax Deductions provided by Service Receiver, Service Provider will calculate Tax withholding

		• GUAM Tax Payments — Using the payroll registers Service Provider will make GUAM tax payments	Annual W2G & W3G Reporting

• GUAM Year End Reporting — Using W2 & W3 Reporting, Service Provider will make Employee & Employer Year End Tax Reporting

Infinium and HRSS Support/Communication for handling of Service Receiver questions:

HR-Benefits-02	Human Resources, Benefits, Training, & Compliance
•     Daily Service Receiver Issue Handling - Service Receiver users can make a phone call or send an email to ask questions related to employee data and/or transactional history stored in Infinium/HRSS; M-F 8-5pm EST except U.S. holidays;

		• Data Input Questions Covered in User Manual	201/month	14	Cost plus 2% - 10% per month

• System Requirements-Upgrades/System Changes Maintenance (Federal/State/Local)

• Infinium Canned Reports are available for the service receiver to access and review. Service Provider will be responsible for ensuring that reports required for legal or regulatory requirements run.

13

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge
• Coordinate issue resolution as needed with IT, Payroll, SS Accounting, HQ Benefits and/or third party vendors.

• Anything not covered above is considered a special request to be handled using on a Time & Materials basis as outlined in the Support Additional Pricing Section of this document.

Benefit Administration and Reporting Internal/External:

•     Weekly vendor file feed resolution to national carriers - Service Provider will accept phone or email from Service Receiver or external benefits provider and resubmit corrected file feed or corrected actual employee record based on request.

		• Salaried Pension Eligibility file feed questions from field Service Receiver HR staff will be triaged by Service Provider and assist Service Receiver in data correction.	327/month

•     Validation Reports from Health & Welfare and Pension - Service Provider will receive reports from 3rd party providers listing errors related to health & welfare data and Service Provider will assist Service Receiver HR field staff to make appropriate changes

Services for Service Receiver supervisors on payrolls that are not administered via the Fort Wayne Infinium System:

• Service Provider will create and/or update Job/Position Codes upon request from the Service Receiver

• Service Provider will add an international supervisor as a new hire upon request from the Service Receiver

• Service Provider will attach an international supervisor to an Infinium Employee record upon request from the Service Receiver

• Service Provider will add an international supervisors’ Concur ID to the appropriate record upon request from the Service Receiver

		Services for Service Receiver Business Units and/or Infinium Companies that are not supported by local HR staff but administered by HRMS staff in Fort Wayne:	50/month

• Service Provider will create and or update Job/Position Code upon request from the Service Receiver

• Service Provider will enter new hires on personnel side as well as on payroll side upon request from the Service Receiver

• Service Provider will enter salary changes/address changes/title changes/transfers/terminations upon request from the Service Receiver

• Service Provider will perform annual merit increase uploads upon request from the Service Receiver

14

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge

•     Service Provider will communicate with Service Receiver HR contacts from other Service Receiver business units to coordinate both transferring in and out of employees upon request from the Service Receiver

		• Service Provider will enter payroll changes including withholding changes/benefit deductions and catch-ups upon request from the Service Receiver

•     Service Provider will enter benefit updates including urgent updates upon request from the Service Receiver Service Provider will make Address & Phone number changes upon request from the Service Receiver

		• Service Provider will make Benefit Changes due to qualifying event & Annual Open Enrollment upon request from the Service Receiver

		• Service Provider will make Annual Salary Merit Increases upon request from the Service Receiver

		• Service Provider will make Annual Reviews (if applicable) upon request from the Service Receiver

		• Service Provider will make inquiries relating to benefits and/or personnel information upon request from the Service Receiver

		• Service Provider will produce Infinium Canned Reports upon request from the Service Receiver

		• Year-end Standard Benefit Enrollment Copy to New Plan Year

		• Year-end Vendor Meetings for open enrollment file feeds

		• Data Input Questions Covered in User Manual

		• Support Special Year End File Feeds to National H&W Vendors

		• Standard Communication regarding Annual Enrollment & Year End Dates

•     Collaborate with Payroll, Finance and IT for Year End Closing Processes using all input from year’s changes and develop project plan to prepare system for enrollment and year-end processing. Project will then be started in July, and meetings with vendors conducted as needed depending on data from customers. ** Changing benefits providers in 2011 will be a special project using Time & Materials rates with specific notification on change.
			Each item in this table will be completed once a year

HR-Benefits-03	Training	Service Provider will take requests from Service Receiver HR manager to conduct periodic WebEx training of how to use Infinium systems and conduct the training for the Service Receiver.	1/month	14	Time and Materials

SS-Payroll Acct-04	Payroll Accounting	Provide Payroll Accounting services.	1972 annually		Cost plus 2% - 10% per month

		• Payroll Journals — Service Provider will use the payroll register summary from the Service Receiver to balance and post payroll journals for each payroll cycle for the Service Receiver	3060 annually	14

15

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge
• Payroll Balance Sheet Accounts — Service Provider will use the payroll month end close document from the Service Receiver to reconcile the payroll balance sheet accounts for the Service Receiver

		• Employee Deductions — Service Provider will use completed payroll cycles document from Service Receiver to remit employee deductions for the Service Receiver	364 annually

•     Employee Benefits for ISP,401 (K) and Insurances — Service Provider will use completed payroll cycles document and payroll queries from Service Receiver to validate, reconcile and remit employee benefits for ISP, 401(k) and insurances for the Service Receiver
205 annually

		• ADP Payroll Taxes — Service Provider will use completed payroll cycles, payroll queries, and ADP invoices from the Service Receiver to validate, reconcile, and remit all Payroll Taxes to ADP	240 annually

•     Interface File Transmission - Service Provider will use completed payroll cycles and payroll queries from the Service Receiver to transmit interface files to 3rd party vendors on behalf of the Service Receiver
195 annually

		• Benefits Reporting — Service Provider will use the year end close information from the Service Receiver to provide annual reporting of benefits to the Service Receiver	10 annually

		• ADP Federal and State Taxes — Service Provider will use tax extract and file feed from ADP from Service Receiver to journalize ADP Federal and State Tax Activity for the Service Receiver	240 annually 5 annually

• ADP Mid Year Conversions — Service Provider will use YTD tax amounts information from Service Receiver to perform ADP midyear conversions for the Service Receiver

		• Non-supported ADP — Service Provider will use completed payroll cycles information from Service Receiver to remit non-supported ADP taxes for the Service Receiver	12 annually

		• Control Files for 401(k) and ISP- Service Provider will use information from business units or HQs from the Service Receiver to maintain and control files for 401(k) and ISP for the Service Receiver	30 annually

		• Payroll Bank Account — Service Provider will use bank account statements from the Service Receiver to reconcile payroll bank accounts for the Service Receiver	24 annually

		• Unclaimed Payroll Property- Service Provider will use bank account statements from Service Receiver to manage unclaimed payroll property for the Service Receiver	200 annually

16

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge
		• Automated Bank Functions- Service Provider will use cleared bank files from the Service Receiver to process post cleared checks in the Infinium payroll	12 annually

•     Year to Date Analysis for 401k— The Service Provider will use the Year End Payroll Close from an internal business unit within the Service Provider to calculate 401k Year to Date totals for employee, employer, and loans and provide report by vendor to the Service Receiver.
3 annually
Service Volumes Greater or Less Than Observed Pre-Distribution Date
Service Provider will deliver the same volume of Services as delivered in the 12 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities on a time and materials basis with respect to the one-time set-up fees. The table below will then apply following the completion of the one-time set-up activities.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service
Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the other Service Recipients.

17

Exit Services
The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable best efforts to assist Service Receiver in exiting of this agreement. These efforts include:

SS-Payroll-05	HR/Payroll/Benefits Migration	• Support of data extraction requests from the Service Receiver

		• Providing Subject Matter Expertise in helping the Service Receiver understand current state business processes, functional data mapping, and impacts of design decisions	Time and Materials Based on Additional Pricing Section

Service Provider will provide the following knowledge transfer services:

SS-Payroll-06	HR/Payroll/Benefits Knowledge Transfer	• Existing non-sensitive documentation maintained by Service Provider will be given to the Service Receiver as it relates to Payroll/HR/Benefit services	Time and Materials Based on Additional Pricing Section
Supplemental Services
For requests for supplemental services relating to HR, Benefits and Payroll by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request attached as Annex A for consideration by Service Provider.
Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12 noon Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver. Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

18

LOCATIONS
Services are initially provided from Fort Wayne, IN, USA to Canada and USA locations.
PREREQUISITES/DEPENDENCIES
•	Service Receiver will provide accurate and timely employee maintenance, time and attendance data and payroll adjustments required to produce pay checks. In conjunction with the preceding, Service Receiver will maintain the applications and interfaces documented in Attachment A.

•	Service Receiver will be responsible for providing new tax registration requirements to Service Provider. Applicable tax registration information will be provided to Service Provider as required to complete tax registration.

•	Service Receiver will be responsible for providing configuration changes to Service Provider including taxes, income, deductions, banking and benefits using the change request process and forms provided by Service Provider.

•	If Service Receiver sends inaccurate data to Service Provider it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Service Receiver will setup and make available to Service Provider a disbursement account from which Service Provider utilizes draft authorization to process payroll. Service provider will request funding for payroll checks, payroll direct deposits, payroll taxes, and other benefit remittances from the Service Receiver Treasury Headquarter location. Service Provider will open and own payroll bank accounts for the payroll transactions. Funding is required in the bank account one day prior to the value date. Late funding of the payroll account by the Service Receiver may result in delay of payroll checks, applied 401(k) funds, and benefit payments. Any outstanding liabilities associated to payroll tax and benefits will remain on Service Provider’s general ledger at month end. Service Provider will retain interest earned, if any, on residual account balances and will pay all standard account related service fees. Any service fee associated with Non Sufficient Funds due to the Service Receiver will be the responsibility of the Service Receiver. Service provider will remit employee deductions from the Service Provider Accounts Payable bank account. Service Provider will collect the funds from the Service Receiver thru a 3rd party invoice.
Dependencies
•	Service Receiver must actively be engaged on the Infinium Application TSA and related Business Objects Universe for the duration this agreement is in effect.

19

•	Service Receiver, in a separate and independent agreement, must have the ADP application and interface active for the period of time in which this agreement is in effect.

•	Service receiver, in a separate and independent agreement, must have Concur and other Time and Attendance systems listed in Attachment A active and maintained with the correct interfaces and data feeds to Infinium by the Service Receiver for the period of time in which this agreement is in effect.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

•	The services documented within this agreement must be exited at the same time and as such cannot be exited in parts.
NOTICE REQUIREMENT
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
Exelis Inc.
1650 Tysons Boulevard
Suite 1700
McLean, VA 22102
Attention: Joe Daniel
Joe.daniel@exelisinc.com
If to the Service Receiver:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com

20

SERVICE LEVEL
Service Provider will classify incidents at its own discretion which are received using High, Medium, or Low. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services. Incidents classified using this methodology will be triaged as documented below for SS-Payroll-01, HR-Benefits-02, and HR-Benefits-03:

SLA	Response Time	Resolution
High	Within 24 hours of receiving notification during normal business hours	Within 24 — 48 hours of response during normal business hours

Medium	Within 48 hours of receiving notification during normal business hours	Within 48 — 120 hours of response during normal business hours

Low	Within 120 or more hours of receiving notification or as scheduled during normal business hours	Within 120 hours of response during normal business hours
In the event incidents cannot be resolved, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.

21

ADDITIONAL PRICING
Hourly Rate for Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources be required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.
Additional Pricing Rates (All in USD)

Location	Low	Medium	High
USA	$75	$100	$125

Greece	$35	$46	$58

Mexico	$19	$25	$31

Sweden	$75	$100	$125

22

ATTACHMENT A
Inbound Interfaces:

Interface Name	Program Name	Business Purpose	Vendor	Source System	Destination System
		Dependents	ACS	Infinium	ACS
		ACS Salary ISP and Pension	ACS	Infinium	ACS
		Create ADP Tax Journal	ADP	Infinium	ADP
		Maintain ADP Tax Controls	ADP	Infinium	ADP
		ADP Periodic & Qtrly File Downld	ADP	Infinium	ADP
		ADP Balance Report	ADP	Infinium	ADP
		Refresh ADP Employee Number	ADP	Infinium	ADP
		Unemployement emps	Barnett	Infinium	Barnett
		US_RELOWAGE_UPDATE.CARTUS	CARTUS	Infinium	CARTUS
		Send Cartus Receipt of gr	CARTUS	Infinium	CARTUS
		Concur — Employee Master File Feed	Concur	Infinium	Concur
		Employee information	Concur	Infinium	Concur Expense
		FTP Employee information	Concur	Infinium	Concur
		Export Employees to Concur	Concur	Infinium	Concur
		US Bank — Concur Travel	Concur	Infinum	Concur
		Garnishments	County Government	Infinium	County Government
		Empire Eligbility and HDHP Mellon pass thru	Empire/Blue	Infinium	Empire/Blue
		800 EVHR employee Infinium Data feed to (800)(Kronos) System	ITT	Infinium	Kronos
		Employee feed 500	ITT	Infinium	Cannon
		Cannon’s Full Employee Master Update To Cim	ITT	Infinium	Cannon
		Download Employee Date to IPG -Daily ( ER 810 92SHR)	ITT	Infinium	Goulds

23

Interface Name	Program Name	Business Purpose	Vendor	Source System	Destination System
		Prudential Demographics 880	Prudential	Infinium	Prudential
		Prudential Demographics 881	Prudential	Infinium	Prudential
		Send Prudential Demographics Systems	Prudential	Infinium	Prudential
		Prudential Systems Demographics(ENI, CAP, CMC. ECI)	Prudential	Infinium	Prudential
		Cobra — New Hire	SHPS	Infinium	SHPS
		FSA — Deduction feed to SHPS	SHPS	Infinium	SHPS
		Stock Options Eligibility	Smith Barney	Infinium	Smith Barney
		Smith Barney CODES FILE	Smith Barney	Infinium	Smith Barney
		Smith Barney EMAIL ADDRESSES	Smith Barney	Infinium	Smith Barney
		Smith Barney PARTICIPANTS	Smith Barney	Infinium	Smith Barney
		New Hire	State of Indiana	Infinium	State of Indiana
		WebMD ELIGIBILITY	WebMD	Infinium	WebMD
		FTP CCUSECHD2 — Well Fargo password change	Wells Fargo	Infinium	Wells Fargo
		CLP to send payroll ACH file to Wells Fargo	Wells Fargo	Infinium	Wells Fargo
		CLP to run entire Wells Fargo pos pay process	Wells Fargo	Infinium	Wells Fargo
		modified International ACH file for ALL of CANADA	Wells Fargo	Infinium	Wells Fargo
		Direct deposit transmission	Wells Fargo	Infinium	Wells Fargo
		Send Check Recon to bank	Wells Fargo	Infinium	Wells Fargo
		Re-send check recon to bank	Wells Fargo	Infinium	Wells Fargo
		Payroll ACH	Wells Fargo	Infinium	Wells Fargo

24

Interface Name	Program Name	Business Purpose	Vendor	Source System	Destination System
		Active Directory	ITT	Infinium	ITT
		HM Update Health Mast — Defense Companies	ITT — HM	Infinium	HM
		Hyperion Planning — Build Transmission file	ITT Hyperion	Infinium	Hyperion
		SAP AUTO PAY Benefit Deductions sent to Seneca Fall SAP system	ITT SAP	Infinium	SAP P2P
		Send file to Hancock	John Hancock	Infinium	John Hancock
		John Hancock Eligbility	John Hancock	Infinium	John Hancock
		401K Feedback file from JP Morgan	JP Morgan	Infinum	JP Morgan
		KAISER ELIGIBILITY	Kaiser Permanete	Infinium	Kaiser Permanete
		Transmit file to Life Plus for Marsh	Marsh	Infinium	Marsh
		Upload Life Plus file	Marsh	Infinium	Marsh
		LifePlus Eligibility	Marsh	Infinium	Marsh
		HSA Send Extract File From Robot Job	Mellon	Infinium	Mellon
		Medco Prescription	Merck Medco	Infinium	Merck Medco
		Metlife ltd/std mth — GL Advices	Metlife Advices	Infinium	Metlife
		Metlife LTD/STD (Menu option)	Metlife Advices	Infinium	Metlife
		Metlife Dental	Metlife Dental	Infinium	Metlife Dental
		Print Voluntary Accident Monthly report data	National Union Fire	Infinum	National Union Fire
		PACIFICARE ELIG	PACIFICARE	Infinium	PACIFICARE
		Prudential Loans Systems	Prudential	Infinium	Prudential
		ENI Prudential Dollar Send — 800	Prudential	Infinium	Prudential
		CAP Prudential Dollar Send — 881	Prudential	Infinium	Prudential
		ECI Prudential Dollar Send — 883	Prudential	Infinium	Prudential

25

ATTACHMENT B
The following table documents the process day for the in-scope pay cycles:

EMPLOYER	CYCLE CODE	NAME	FREQ	Paid Lag	Paid Current	Process Day	NEWCO	Required By
GOULDS PUMPS CANADA (IPG)	CGOBW	BI WEEKLY CGO	B		X	Pay Week - Monday	ITTCO	Mon - 2pm
ONTARIO PRO SERVICES CENTER	CONBW	BI WEEKLY CON	B	X		Pay Week - Monday	ITTCO	Mon - 2pm
ITT CANNON	BIWBW	BIW BI WEEKLY	B	X		Pay Week - Tuesday	ITTCO	Tues - 2pm
ITT CANNON	BIWHR	BIW HOURLY	B	X		Pay Week - Tuesday	ITTCO	Tues - 2pm
ITT CANNON	BWCAN	BI WEEKLY CANNON	B	X		Pay Week - Monday	ITTCO	Tues - 2pm
ITT CANNON	HRCAN	CANNON HOURLY EMPLOYEES	B	X		Pay Week - Tuesday	ITTCO	Tues - 2pm
ITT VEAM, LLC	BWVEA	VEAM SALARY	B	X		Pay Week - Monday	ITTCO	Tues - 2pm
ITT VEAM, LLC	HRVEA	HOURLY VEAM	B	X		Pay Week - Monday	ITTCO	Tues - 2pm
ITT CORPORATION	BWIND	ITT INDUSTRIES BI-WEEKLY	B	X		Pay Week - Tuesday	Unknown	Tues - 2pm
COMPUTER & EQUIP LEASING CORP	CELBW	COMPUTER & EQUIP LEASING	B		X	Non Pay Week - Friday	Unknown	Tues - 2pm
ITT TRANSPORTATION DIST SVCS	BWGRP	TDS BW	B		X	Non Pay Week - Friday	Unknown	Tues - 2pm
ITT FLUID TECHNOLOGY	AERHR	AEROSPACE HOURLY AH	W	X		Pay Week - Monday	ITTCO	Tues - 2pm
ITT FLUID TECHNOLOGY	AESAL	AEROSPACE SALARY AP	B	X		Pay Week - Monday	ITTCO	Tues - 2pm
ITT FLUID TECHNOLOGY	AMOHR	AMORY HOURLY FH	W	X		Pay Week - Monday	ITTCO	Tues - 2pm
ITT FLUID TECHNOLOGY	AMSAL	AMORY SALARY FS	B		X	Pay Week - Tuesday	ITTCO	Tues - 2pm

26

EMPLOYER	CYCLE CODE	NAME	FREQ	Paid Lag	Paid Current	Process Day	NEWCO	Required By
ITT FLUID TECHNOLOGY	CTBW	C’TREAT BW	B		X	Non Pay Week -Friday	ITTCO	Tues -2pm
ITT FLUID TECHNOLOGY	EVHR	ENG VALVES HOURLY	W	X		Pay Week -Monday	ITTCO	Tues -2pm
ITT FLUID TECHNOLOGY	EVSAL	ENG VALVES SALARY EV	B		X	Non Pay Week -Friday	ITTCO	Tues -2pm
ITT FLUID TECHNOLOGY	GRSAL	GRINDEX SALARY GR	B		X	Non Pay Week -Friday	Unknown	Tues -2pm
ITT FLUID TECHNOLOGY	MFCBW	MOTION FLOW CONTROL SALARY	B		X	Pay Week -Tuesday	ITTCO	Tues -2pm
ITT FLUID TECHNOLOGY	SHBW	SHEROTEC BW	B		X	Non Pay Week -Friday	Unknown	Tues -2pm
ITT FLUID TECHNOLOGY	SHHR	SHEROTEC HOURLY ST	W	X		Pay Week -Monday	Unknown	Tues -2pm
ITT FLUID TECHNOLOGY	WTBW	WET	B	X		Pay Week -Monday	Unknown	Tues -2pm
ITT GOULDS PUMPS	CARBN	CARBON INDUSTRIES	B		X	Non Pay Week -Friday	ITTCO	Tues -2pm
ITT GOULDS PUMPS	EVZHR	DIV-IPG, UNITS VU,PJ,QU WEEKLY	W	X		Pay Week -Monday	ITTCO	Tues -2pm
ITT GOULDS PUMPS	H9WPS	PRO SHOP SALARY TX-BI-WEEKLY	B		X	Pay Week -Monday	ITTCO	Tues -2pm
ITT GOULDS PUMPS	PROBW	BI WEEKLY CYCLE	B		X	Non Pay Week -Friday	ITTCO	Tues -2pm
ITT GOULDS PUMPS	9XLCS	CITY OF INDUSTRY SALARY	B		X	Non Pay Week -Friday	ITTCO	Tues -2pm
ITT GOULDS PUMPS	9XLSA	GOULD’S IPG BIWEEKLY SALARY	B		X	Non Pay Week -Friday	ITTCO	Tues -2pm
ITT GOULDS PUMPS	92SHR	SF UNION -IPG-SU, CPG-WU WKLY	W	X		Pay Week -Monday	ITTCO	Tues -2pm

27

EMPLOYER	CYCLE CODE	NAME	FREQ	Paid Lag	Paid Current	Process Day	NEWCO	Required By
ITT CORPORATION (FRC)	FRCSA	GOULD SHARED SERVICES	B		X	Non Pay Week -Thursday	Unknown	Tues -2pm
ITT GOULDS PUMPS PA	H9XSA	ASHLAND SALARY	B		X	Non Pay Week -Friday	Unknown	Tues -2pm
ITT GOULDS PUMPS IPG	H9YSA	IPG SALARY	B		X	Non Pay Week -Thursday	ITTCO	Tues -2pm
ITT ENERGY ABSORPTION(ENIDINE)	EAHR	ENIDINE WEEKLY HOURLY EA	W	X		Pay Week -Tuesday	ITTCO	Tues -2pm
ITT ENERGY ABSORPTION(ENIDINE)	EASAL	ENIDINE BIWEEKLY SALARY EA	B	X		Pay Week -Tuesday	ITTCO	Tues -2pm
ITT ENERGY ABSORPTION (CAP)	CAHR	CAP WEEKLY HOURLY CA	W	X		Pay Week -Monday	ITTCO	Tues -2pm
ITT ENERGY ABSORPTION (CAP)	CASAL	CAP BIWEEKLY SALARY CA	B	X		Non Pay Week -Friday	ITTCO	Tues -2pm
ITT CONTROLS (CMC)	BIHR	BILLERICA HOURLY CM	B	X		Pay Week -Tuesday	ITTCO	Tues -2pm
ITT CONTROLS (CMC)	BISAL	BILLERICA BI WEEKLY SALARY CM	B		X	Pay Week -Tuesday	ITTCO	Tues -2pm
ITT CONTROLS (CMC)	CMHR	CMC BIWEEKLY HOURLY CM	B	X		Pay Week -Tuesday	ITTCO	Tues -2pm
ITT CONTROLS (CMC)	CMSAL	CMC BIWEEKLY SALARY CM	B		X	Pay Week -Tuesday	ITTCO	Tues -2pm
ITT-KALIBURN INC.	KBHR	KALIBURN HOURLY (BIWEEKLY)	B	X		Pay Week -Tuesday	ITTCO	Tues -2pm
ITT-KALIBURN INC.	KBSAL	KALIBURN SALARY (BIWEEKLY	B		X	Pay Week -Tuesday	ITTCO	Tues -2pm
ITT KONI	BWFRI	KONI FRICTION SALARIED	B		X	Non Pay Week -Thursday	ITTCO	Tues -2pm
ITT KONI	BWKON	BI WEEKLY KONI	B		X	Non Pay Week -Thursday	ITTCO	Tues -2pm

28

ATTACHMENT C
Custom Queries to be run once a month by service provider:

Query/Report Name	Application Used to Produce Information	Provider	Information Supplied	Frequency of Request
DWA87200_MonthYear	Infinium Query	Debbie Weeks	Salaries Information of employees on Severance (Income Codes 00140 and 00270)	Monthly
Payroll by Individual	Business Objects	Carol Whisler	Payroll information of HQ Employees with names and cost centers	Monthly
Headcount	Business Objects	Idania Miro	Payroll information of HQ Employees with names and cost centers	Monthly

29

SCHEDULE CA3
SECURITY OPERATIONS CENTER
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail
Phil Zaleski Exelis Inc.	Business Area Manager, Cyber Security Programs	(315) 838-7114	phil.zaleski@exelisinc.com

Bill Lavalette ITT Corporation	Chief Information Security Officer	(315) 568-7155	bill.lavalette@itt.com
GENERAL SERVICE DESCRIPTION
Service Provider will perform Information Technology — Security Operations Center (IT-SOC) Support Services for Service Receiver.
Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

1

				Minimum Service
			BAU Transaction	Period
Service #	Service Name	Description of Service	Volume	(in mo.)	Service Charge
IT-SOC-01	Security Operations Center Support Services	Provide IT Security event monitoring and intrusion detection; and serves as a single point for information security related issues:

•    Environmental Awareness — Service Provider will provide environmental awareness activities, including Risk/Threat Analysis

•    Management and Administration of Global IDS/IDP Security Devices — Service Provider will manage and administer Global IDS/IDP Security Devices.

•    Network Data Aggregation, Normalization, and Correlation —.Service Provider will provide network data aggregation, normalization, and correlation for the Service Receiver. Service Provider will provide centralized management of network and security event logs collected from multiple sources. Log and/or event monitoring sources will include, but not limited to, technologies such as:

   •   Firewalls

   •   VPN concentrators

   •   Intrusion Detection/Prevention appliances

   •   Content filters

   •   As well as other approved and agreed upon controlled points that can provide insight and/or generate alerts that detect real time threats to the enterprise

Service Provider will also leverage multiple levels of alerting and threat identification to include:

   •   Predefined alerts

   •   Network anomaly detection rules

   •   Emerging cyber threat monitoring

Service Provider will ensure compliance with legal, regulatory, and internal policies regarding records management, incident documentation, and data retention requirements for data within Service Provider’s control.

•    Help Desk — Service Provider will make available the IT-SOC Help Desk, via phone or email, to provide assistance for security-related issues or concerns to the Service Receiver’s IT and/or Management staff.

•    Metrics/KPIs Reporting — Service Provider will provide metrics to communicate overall effectiveness of IT-SOC activities and investigations. Service Provider is able to organize, manage, and visualize data, as well as produce reports that identify baselines and projected targets; trending; and standardized key metrics tailored to Service Receiver’s business needs.
			1 Analysis per Month 40 Modifications per Month 1500 Security Events per Second 30 Contacts per Month 1 Status Report per Week	3	Cost plus 2% - 10% per month

2

Service Provider will have the necessary United States Government security clearances to enable and leverage interaction with Federal/State/Local Government and Department of Defense Agencies in support of investigations, compliance issues, and/or threat related activity and information sharing at the request of Service Receiver. Such interaction can include, but not limited to, agencies such as:
•	Federal/State/Local Law Enforcement (Investigations)

•	Department of State / Department of Commerce (Compliance)

•	Department of Defense

•	The Defense Industrial Base (DIBNet-U and DIBNet-S) Interaction and Information Sharing
Service Volumes Greater or Less Than Observed Pre-Distribution Date
Service Provider will deliver the same volume of Services as delivered in the 12 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities on a time and materials basis with respect to the one-time set-up fees. The table below will then apply following the completion of the one-time set-up activities

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service
Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications

3

increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the other Service Recipients.
Exit Services
The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:

• Support of data extraction requests from the Service Receiver

IT-SOC-02	Security Operations Center Migration	• Providing Subject Matter Expertise in helping the Service Receiver understand current state of the Security Operations Center	Time and Materials Based on Additional Pricing Section

Service Provider will provide the following knowledge transfer services:

IT-SOC-03	Security Operations Center Knowledge Transfer	• Existing non-sensitive documentation maintained by the Service Provider will be given to the Service Receiver as it relates to the Security Operations Center	Time and Materials Based on Additional Pricing Section
Supplemental Services
For requests for supplemental services relating to Information Technology — Security Operations Center by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request attached as Annex A for consideration by Service Provider.
Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12 noon Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period

4

requested without interrupting the Services provided to itself or any other service receiver. Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.
LOCATIONS
Services are initially provided from Rome, NY, USA to global locations.
PREREQUISITES/DEPENDENCIES
•	If Service Receiver provides inaccurate information to Service Provider, it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Service Receiver must coordinate with Service Provider to ensure that either direct access to Receiver’s network is available, or access to a data collector in Receiver’s network is available for the period of this TSA.

•	Service Receiver must configure its appliances in order to forward data logs to Service Provider.

•	Service Receiver must provide appropriate global administrative credentials to Service Provider in order to manage intrusion prevention system.

•	Service Receiver must provide a list of appropriate contacts and points of escalation.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.
NOTICE REQUIREMENT
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
Exelis Inc.
1650 Tysons Boulevard
Suite 1700
McLean, VA 22102
Attention: Joe Daniel
Joe.daniel@exelisinc.com

5

If to the Service Receiver:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com
SERVICE LEVEL
Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services. Incidents classified using this methodology will be triaged as documented in Attachment A.
In the event incidents cannot be resolved, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.
ADDITIONAL PRICING
Hourly Rate for Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources be required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.
Additional Pricing Rates (All in USD)

Location	Low	Medium	High
USA	$75	$100	$125
Greece	$35	$46	$58
Mexico	$19	$25	$31
Sweden	$75	$100	$125

6

ATTACHMENT A
The IT-SOC staff is accessible, based on need and criticality, 24 hours a day, 7 days a week, 365 days a year, through the usage of on-call staff to assist with any IT Security related incident.
The IT-SOC Help Desk can be reached by phone or email and is ready to provide assistance for any information security related and concerns. Depending on the urgency, severity, and scope of the problem, there are two recommended contact methods:
1.	ITT IT Security Operations Center:

Phone: (Mondays — Fridays; 7 am—5 pm ET)

Email: ITT-SOC@exelisinc.com (24/7)

2.	In instances where there is an emergency or suspected situation occurring, please contact the IT-SOC Director and/or Assistant Director directly, 24/7, utilizing the contact information below:
•	Director | ITT IT Security Operations Center

•	Assistant Director | ITT IT Security Operations Center Office: | Cell:

7

Annex A
TSA Change Request Form

TSA Schedule:
Receiver TSA Owner:
Date of Request:
Completed By:
Requested Service Change:

Already agreed to
	Service Description			with Service
Item Number	(Listed on schedule in the TSA)	Monthly Charge	Requested Change	Provider (Y/N)
1
2
3
4
5
Outcome:

Outcome
Item Number	(Approved, Denied)	Specific Action to be taken
1
2
3
4
5

Approvals

Approved By:	Approved By:

Provider TSA Functional Lead	Receiver TSA Functional Lead

Executive Representative:	Executive Representative:

Provider TSA Manager	Receiver TSA Manager

8

SCHEDULE CA4
BUSINESS OBJECTS PROFESSIONAL
SERVICES
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this service should be directed to:

Name	Title	Phone	e-mail
Chris Westrick Exelis Inc.	Senior Systems Analyst	(260) 451—6529	chris.westrick@exelisinc.com

Mike Salvatore ITT Corporation	Global Data and Reporting Services Manager	(410) 340—5632	michael.salvatore@itt.com
GENERAL SERVICE DESCRIPTION
Service Provider will perform Business Objects Professional Services for Service Receiver.
Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens and documents that support Service Provider’s business and business processes in the twelve months prior to the Distribution Date.

1

SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

Minimum Service
			BAU	Period	Service
Service #	Service Name	Description of Service	Transaction Volume	(in mo.)	Charge
Provide Business Objects Professional Services to support Business Intelligence and Extract Transform Load (ETL) toolset support:

IT-BO-01	Business Objects Support Services
•     Universe Design & Architecture — The Service Provider, on receipt of a Universe Design & Architecture request initiated by phone or email from the Service Receiver, will record and track the request in the Service Provider’s ticketing (ISR) system. Included with a request, the Service Provider will provide to the Service Provider source database schema, end user participation input and other reporting requirements in order for the Service Provider to provide the Service Receiver with a document outlining best practices and recommendations for a universe design, given the provided criteria. The Service Receiver will implement any and all changes that they deem necessary. Note: Universe Design & Architecture service for one Universe may take between two weeks and three months of effort, depending on complexity.
			Unlimited	12	Time and Materials Based on Additional Pricing Section

•     Security Administration — The Service Provider, on receipt of a Security Administration request initiated by phone or email from the Service Receiver, will record and track the request in the Service Provider’s ticketing (ISR) system. The Service Receiver will provide to the Service Provider access to the CMC or a Service Receiver BOE Admin, with detailed knowledge of current security configuration. Using this access, resource and information, Service Provider will analyze and trouble shoot the Service Receiver’s issue, and provide a document with recommendations for security configurations to the Service Receiver. The Service Receiver will implement any and all changes that they deem necessary.
10-15/month

2

Minimum Service
			BAU	Period	Service
Service #	Service Name	Description of Service	Transaction Volume	(in mo.)	Charge

•     Database Utilization Analysis — The Service Provider, on receipt of a Database Analysis request initiated by phone or email from the Service Receiver, will record and track the request in the Service Provider’s ticketing (ISR) system. Service Receiver will provide source database schema, end user participation input and other reporting requirements with Source Database Administrator participation. Using this information, the Service Provider will provide the Service Receiver a document detailing possible adjustments to improve performance or accuracy if any are able to be determined.
1/month

•     Connectivity Troubleshooting — The Service Provider, on receipt of a Connectivity Troubleshooting request initiated by phone or email from the Service Receiver, will record and track the request in the Service Provider’s ticketing (ISR) system. The Service Receiver will provide to the Service Provider access and use of Source Database Administrator, Service Receiver BOE Admin and possible Network Administrator participation to exhaust all known troubleshooting steps and document resolution of Service Receiver’s complaint. The Service Receiver will implement any and all changes that they deem necessary.
1—3/month

•     Business Objects Administration — The Service Provider, on receipt of a Business Objects Administration request, initiated by phone or email from the Service Receiver, will record and track the request in the Service Provider’s ticketing (ISR) system. The Service Provider will work with any applicable policy or standard procedures and reporting expectations with Service Receiver BOE Admin or Server Admin participation, to provide the Service Receiver with a document detailing recommendations for settings, configurations and the set-up for Business Objects Enterprise. The Service Receiver will implement any and all changes that they deem necessary.
1—5/month

3

Service Volumes Greater Than Observed Pre—Distribution Date
Service Provider will deliver the same volume of Services as delivered in the 12 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities on a time and materials basis with respect to the one-time set-up fees. The table below will then apply following the completion of the one-time set-up activities.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/-10% of pre-distribution date volumes]	No incremental one—time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady—State fee structure for requisite service as documented in this agreement

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service
Exit Services
The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will provide the following knowledge transfer services:

IT—BO—02	Business Objects Knowledge Transfer	• Existing non-sensitive documentation maintained by the Service Provider will be given to the Service Receiver as it relates to the Business Objects	Time and Materials Based on Additional Pricing Section
Supplemental Services
For requests for supplemental services relating to Business Objects Professional services support by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request attached as Annex A for consideration by Service Provider.
Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12 noon Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently

4

engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver. Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.
LOCATIONS
Services are initially provided from Fort Wayne, IN, USA, to USA locations.
PREREQUISITES/DEPENDENCIES
•	Service Receiver will maintain the Business Objects application.

•	If Service Receiver provides inaccurate information to Service Provider it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

•	Service Receiver must provide admin level rights to Service Provider as needed to Service Receiver’s maintained Business Objects application server.

•	Service Receiver must keep the TSA Gateway active and accessible to the Service Provider as needed for the period of this TSA.

5

NOTICE REQUIREMENT
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):

If to the Service Provider:
Exelis Inc.
1650 Tysons Boulevard
Suite 1700
McLean, VA 22102
Attention: Joe Daniel
Joe.daniel@exelisinc.com
If to the Service Receiver:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com
SERVICE LEVEL
Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.
In the event incidents cannot be resolved, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.
ADDITIONAL PRICING
Hourly Rate for Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources be

6

required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

Additional Pricing Rates (All in USD)

Location	Low	Medium	High
USA	$75	$100	$125
Greece	$35	$46	$58
Mexico	$19	$25	$31
Sweden	$75	$100	$125

7

Annex A
TSA Change Request Form
TSA Schedule:
Receiver TSA Owner:
Date of Request:
Completed By:
     Requested Service Change:

Already agreed to
Item	Service Description			with Service
Number	(Listed on schedule in the TSA)	Monthly Charge	Requested Change	Provider (Y/N)
1
2
3
4
5
     Outcome:

Item	Outcome
Number	(Approved, Denied)	Specific Action to be taken
1
2
3
4
5
Approvals

Approved By:	Approved By:

Provider TSA Functional Lead	Receiver TSA Functional Lead

Executive Representative:	Executive Representative:

Provider TSA Manager	Receiver TSA Manager

8

SCHEDULE CA5
INFINIUM APPLICATION SERVICES
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this service should be directed to:

Name	Title	Phone	e-mail
Dan Johnston Exelis Inc.	Enterprise Applications Manager	(260) 451—6042	dan.johnston@exelisinc.com

Ron DeBoer ITT Corporation	Application Services Manager	(410) 689—1351	ron.deboer@itt.com
GENERAL SERVICE DESCRIPTION
Service Provider will provide Infinium Application Support Services for Service Receiver.
Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

Minimum Service
			BAU Transaction	Period
Service #	Service Name	Description of Service	Volume	(in mo.)	Service Charge
Provide Infinium Application HR, Payroll, and General Ledger Related Support Services:

IT-Infinium-01	Infinium Application HR, Payroll and related GL Support Services
•     Access to Infinium Application — Service Provider will provide access to application through form(s) signed off by the appropriate signing authority or designated Executive per the Master Services Agreement, and submitted through Remedy tickets. Service Provider will give access to the requested menu options. Service Provider will provide access to application for authorized service receiver users per the security guidelines outlined in the Master Services Agreement. Service Provider will create new application and database users pre-approved by Service Recipient, maintain application and database passwords, maintain application and database security to meet security and controls guidelines identified in Master Services Agreement, as well as monitor and restrict unauthorized access to source code and data. Service Provider will maintain production batch schedule, execute batch jobs, assess impact of failed batch jobs, and adjust schedule to account for batch job failures and delays. Service Provider will execute web server and application server configuration changes, monitor and maintain application administration Cron jobs and shell scripts. Time required to provide access to the application will be within (5) five business days.
				18	Cost will be passed through as part of the HR/Payroll/Benefits TSA

•     Infinium Support & Maintenance — Service Provider will monitor incident resolution requests as reported via Remedy tickets, recommend and notify Service Receiver, and implement incident resolution or expected fix from vendor per the SLA outlined in the Service Level section of this agreement. Service Provider will identify and communicate breaks in application discovered by automated or monitoring system, develop solution and approach to address break in application, and implement fixes to resolve break in application.
65 calls/ month

•     Infinium Database Support — Service Provider will trouble shoot database related incidents as reported via Remedy tickets. These activities include maintaining database schemas if necessary, performing data cleanup activities as well as scheduled maintenance activities, requesting database/file restores, and providing support for all database issues in production and test/development environments.
6 calls/ month

• Custom reports and data extracts will be provided as necessary to support legal, audit and

2

Minimum Service
			BAU Transaction	Period
Service #	Service Name	Description of Service	Volume	(in mo.)	Service Charge
compliance tasks when requested by authorized individuals.

•     Ad-Hoc development/services or processing of reports consistent with what was provided in the 12 months prior to the distribution date will be supported as part of this agreement. Any new Ad-Hoc reporting requirements will be considered out-of-scope and will be provided on a time and materials basis as described in the Additional Pricing section of this agreement.

•     Any modification of 3rd Party Interfaces consistent with support of BAU or seasonal business processes which were provided with existing internal resources in the 12 months prior to the distribution date will be supported as part of this agreement. Any changes to 3rd party relationships which require new interface modifications or re-writes are not included as part of the scope of this agreement and will be provided on a time and materials basis as described in the Additional Pricing section of this agreement.

Provide Infinium Application General Ledger Support for Enterprise Accounting Function:

IT—Infinium—02	Infinium Application GL Services for Enterprise Accounting Function Support Services
•     Access to Infinium Application — Service Provider will provide access to application through form(s) signed off by the appropriate signing authority or designated Executive per the Master Services Agreement, and submitted through Remedy tickets. Service Provider will give access to the requested menu options. Service Provider will provide access to application for authorized service receiver users per the security guidelines outlined in the Master Services Agreement. Service Provider will create new application and database users pre-approved by Service Recipient, maintain application and database passwords, maintain application and database security to meet security and controls guidelines identified in Master Services Agreement, as well as monitor and restrict unauthorized access to source code and data. Service Provider will maintain production batch schedule, execute batch jobs, assess impact of failed batch jobs, and adjust schedule to account for batch job failures and delays. Service Provider will execute web server and application server configuration changes, monitor and maintain application administration Cron jobs and shell scripts. Time required to provide access to the application will be within (5) five business days.
				18	Cost will be passed through as part of General Ledger Accounting — ITT HQ TSA

• Infinium Support & Maintenance — Service Provider will monitor incident resolution

3

Minimum Service
	Service		BAU Transaction	Period
Service #	Name	Description of Service	Volume	(in mo.)	Service Charge
		requests as reported via Remedy tickets, recommend and notify Service Receiver, and implement incident resolution or expected fix from vendor per the SLA outlined in the Service Level section of this agreement. Service Provider will identify and communicate breaks in application discovered by automated or monitoring system, develop solution and approach to address break in application, and implement fixes to resolve break in application.	65 calls/ month

•     Infinium Database Support — Service Provider will trouble shoot database related incidents as reported via Remedy tickets. These activities include maintaining database schemas if necessary, performing data cleanup activities as well as scheduled maintenance activities, requesting database/file restores, and providing support for all database issues in production and test/development environments.
6 calls/ month

• Custom reports and data extracts will be provided as necessary to support legal, audit and compliance tasks when requested by authorized individuals.

•     Ad-Hoc development/services or processing of reports consistent with what was provided in the 12 months prior to the distribution date will be supported as part of this agreement. Any new Ad-Hoc reporting requirements will be considered out-of-scope and will be provided on a time and materials basis as described in the Additional Pricing section of this agreement.

•     Any modification of 3rd Party Interfaces consistent with support of BAU or seasonal business processes which were provided with existing internal resources in the 12 months prior to the distribution date will be supported as part of this agreement. Any changes to 3rd party relationships which require new interface modifications or re-writes are not included as part of the scope of this agreement and will be provided on a time and materials basis as described in the Additional Pricing section of this agreement.

Provide Infinium Accounts Payable and Currency Management Support for Enterprise Accounting Function:

IT-Infinium-03	Infinium Application AP and CM Support Services	• Access to Infinium Application — Service Provider will provide access to application through form(s) signed off by the appropriate signing authority or designated Executive per the Master Services Agreement, and submitted through Remedy tickets. Service Provider will give access to the requested menu options. Service Provider will provide access to		18	Cost will be passed through as part of General Ledger Accounting — ITT HQ TSA

4

			BAU	Minimum Service
	Service		Transaction	Period	Service
Service #	Name	Description of Service	Volume	(in mo.)	Charge
application for authorized service receiver users per the security guidelines outlined in the Master Services Agreement. Service Provider will create new application and database users pre-approved by Service Recipient, maintain application and database passwords, maintain application and database security to meet security and controls guidelines identified in Master Services Agreement, as well as monitor and restrict unauthorized access to source code and data. Service Provider will maintain production batch schedule, execute batch jobs, assess impact of failed batch jobs, and adjust schedule to account for batch job failures and delays. Service Provider will execute web server and application server configuration changes, monitor and maintain application administration Cron jobs and shell scripts. Time required to provide access to the application will be within (5) five business days.

•     Infinium Support & Maintenance — Service Provider will monitor incident resolution requests as reported via Remedy tickets, recommend and notify Service Receiver, and implement incident resolution or expected fix from vendor per the SLA outlined in the Service Level section of this agreement. Service Provider will identify and communicate breaks in application discovered by automated or monitoring system, develop solution and approach to address break in application, and implement fixes to resolve break in application.
20 calls/ month

•     Infinium Database Support — Service Provider will trouble shoot database related incidents as reported via Remedy tickets. These activities include maintaining database schemas if necessary, performing data cleanup activities as well as scheduled maintenance activities, requesting database/file restores, and providing support for all database issues in production and test/development environments.
6 calls/ month

*	BAU volumes will be calculated on a rolling 12-month average to account for seasonal fluctuations and any temporary spike in service volumes post-spin.

*	For BAU volumes, one incident will be considered the equivalent of one call (regardless of the number of phone conversations related to the same issue).
Services that will not be provided as part of this agreement are:
•	Employee Self Service Module (including Online Benefits Enrollment)

5

Service Volumes Greater Than or Less Than Observed Pre-Distribution Date
Service Provider will deliver the same volume of Services as delivered in the 12 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities on a time and materials basis with respect to the one-time set-up fees. The table below will then apply following the completion of the one-time set-up activities.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service
Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the other Service Recipients.

6

Exit Services
The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
IT-Infinium-04	Infinium Migration	Service Provider will make commercially reasonable best efforts to assist Service Receiver in exiting of this agreement. These efforts include:
		• Support of data extraction requests from the Service Receiver • Providing Subject Matter Expertise in helping the Service Receiver understand current state data schema and configuration details	Time and Materials Based on Additional Pricing Section
IT-Infinium-05	Infinium Knowledge Transfer	Service Provider will provide the following knowledge transfer services:
		• Existing non-sensitive documentation maintained by the Service Provider will be given to the Service Receiver as it relates to the Infinium Application and related interfaces	Time and Materials Based on Additional Pricing Section
Supplemental Services
For requests for supplemental services relating to Infinium Application support services by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request attached as Annex A for consideration by Service Provider.
Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12 noon Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver. Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

7

LOCATIONS
Services are initially provided from Fort Wayne, IN, USA to Canada and USA locations for HR and payroll, and White Plains, NY for GL, AP, and CM.
PREREQUISITES/DEPENDENCIES
•	Service Receiver will maintain the applications and interfaces documented in Attachment A.

•	Any IT services required to support business services outlined in the HR/Payroll/Benefits TSA and which were provided in the 12 months prior to the distribution date will be supported as part of this agreement.

•	If Service Receiver sends inaccurate data to Service Provider it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

8

NOTICE REQUIREMENT
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
Exelis Inc.
1650 Tysons Boulevard
Suite 1700
McLean, VA 22102
Attention: Joe Daniel
Joe.daniel@exelisinc.com
If to the Service Receiver:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com
SERVICE LEVEL
Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services. Incidents classified using this methodology will be triaged as documented in Attachment B.
In the event incidents cannot be resolved in the time outlined in Attachment B, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.
ADDITIONAL PRICING
Hourly Rate for Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources be

9

required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

Additional Pricing Rates (All in USD)

Location	Low	Medium	High
USA	$75	$100	$125
Greece	$35	$46	$58
Mexico	$19	$25	$31
Sweden	$75	$100	$125

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ATTACHMENT A

Interface	Program			Source	Destination
Name	Name	Business Purpose	Vendor	System	System
		AC ISP Rate change file	ACS	ACS	Infinium
		Load and List wage request file from Cartus	CARTUS	CARTUS	Infinium
		Load Cartus file and process-batch job	CARTUS	CARTUS	Infinium
		Bring in Cartus Wage Request file	CARTUS	CARTUS	Infinium
		Load Cartus Gross Ups	CARTUS	CARTUS	Infinium
		Re — Apply Concur (PYPME History) to Payroll	Concur	Concur	Infinium
		Concur — Load Employees from INFIN	Concur	Concur	Infinium
		Expense transations	Concur	Concur	Infinium
		CONCUR travel process expense records	Concur	Concur	Infinium
		Labor feed 800	Infinium	Aerospace	Infinium
		Labor feed 800	Infinium	Amory	Infinium
		Labor feed 500	Infinium	Cannon	Infinium
		Cannon Salary Non — Exempt Employees	Infinium	Cannon	Infinium
		Load Labor to Daily Time (CAP)	Infinium	CAP	Infinium
		Load Labor to Daily Time (CMC — BWS)	Infinium	CMC	Infinium
		Load Labor to Daily Time(CMC — Ft8)	Infinium	CMC	Infinium
		Labor feed 800	Infinium	Engvl	Infinium
		Load Labor to Daily Time (ENI)	Infinium	ENI	Infinium
		Labor Feed to Infinium — Gould Pumps 3 —	Infinium	Gould	Infinium
		Labor feed	Infinium	Gould	Infinium

11

Interface	Program			Source	Destination
Name	Name	Business Purpose	Vendor	System	System
		Labor feed 810	Infinium	Gould Pumps 92S	Infinium
		Labor feed 810	Infinium	Gould Pumps 9 XL	Infinium
		Labor feed 810	Infinium	Gould Pumps EVZ	Infinium
		KAL hourly payroll feed	Infinium	Kalburn	Infinium
		Labor feed 905	Infinium	Koni Hr	Infinium
		Labor feed 905	Infinium	Koni Sal	Infinium
		Promotions	Infinium	Excel	Infinium
		Labor Load (BIWBW)	Infinium	BIWBW	Infinium
		Labor Load (BIWHR)	Infinium	BIWHR	Infinium
		Salary Changes	Infinium	Excel	Infinium
		401K Hourly to JP Morgan	JP Morgan	JP Morgan	Infinium
		Receive Long Term Care file	John Hancock	John Hancock	Infinium
		Receive Long Term Care Billing file	John Hancock	John Hancock	Infinium
		Copy from Tape J&HKVI data to file XPYPJHI	John Hancock	John Hancock	Infinium
		Receive life plus file	John Hancock	John Hancock	Infinium
		Receive Life Plus Input File	Marsh	Marsh	Infinium

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	Program			Source	Destination
Interface Name	Name	Business Purpose	Vendor	System	System
		Infinum HR Data to Payroll Vendor	Payroll Vendor	Infinium /SAP	Payroll Vendor
		Defense Labor feed to Payroll Vendor	Payroll Vendor	iSeries	Payroll Vendor
		ITT Labor Feed to Payroll Vendor	Payroll Vendor	iSeries	Payroll Vendor
		Water Labor Feed to Payroll Vendor	Payroll Vendor	iSeries	Payroll Vendor
		Receive and process autotime — car allowance	Runzheimer	Runzheimer	Infinium
		Receive and process Can AT — car allowance	Runzheimer	Runzheimer	Infinium
		Re-Apply Runzheimer (PYPME History) to Payroll	Runzheimer	Runzheimer	Infinium
		Receive Smith Barney Options	Smith Barney	Smith Barney	Infinium
		Receive Smith Barney Restricted	Smith Barney	Smith Barney	Infinium
		United Way Upload to PYPDE	United Way	United Way	Infinium
		CLP to receive check recon file from Wells F	Wells Fargo	Wells Fargo	Infinium
		Receive Check recon	Wells Fargo	Wells Fargo	Infinium

13

ATTACHMENT B
Following are the incident priorities and expected resolution target times:

Priority	Accept	Resolve Incidents
Urgent	30 mins	1 hr
High	1 hr	4 hrs
Medium	2 hrs	8 hrs
Low	4 hrs	48 hrs
Priority of Incidents
Urgent: System/Component or Program is inoperable, Multiple users effected. No alternatives or backup is available.
High: Single user with a System/Component or Program that is inoperable. Component degraded with limited access or functionality. A Workaround is available.
Medium: Job functions can be performed with some restricted functionality. Training, questions or concerns need to be addressed but production is not affected.
Low: Attention is needed to assist in non-critical situations. A workaround is available.
Recovery Times
In the event of a hardware failure, the hardware vendor will be engaged for repair or replacement. The anticipated outage period for an event of this nature is 16 hours.
In the event of a failure which results in the database having to be restored, the anticipated outage would be 6+ hours.

14

Annex A
TSA Change Request Form
TSA Schedule:
Receiver TSA Owner:
Date of Request:
Completed By:
Requested Service Change:

Already agreed to
	Service Description			with Service
Item Number	(Listed on schedule in the TSA)	Monthly Charge	Requested Change	Provider (Y/N)
1

2

3

4

5

Outcome:

Outcome
Item Number	(Approved, Denied)	Specific Action to be taken
1

2

3

4

5

Approvals

Approved By:	Approved By:

Provider TSA Functional Lead	Receiver TSA Functional Lead

Executive Representative:	Executive Representative:

Provider TSA Manager	Receiver TSA Manager

15

SCHEDULE CA6
ITT.COM EMAIL FORWARDING
INFRASTRUCTURE
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this service should be directed to:

Name	Title	Phone	e-mail
Suleiman Walker Exelis Inc.	Messaging Manager	719-591-3626	suleiman.walker@exelisinc.com

Larry Gremaux ITT Corporation	Senior Technical Support Specialist	843-375-1896	larry.gremaux@itt.com
GENERAL SERVICE DESCRIPTION
Service Provider will perform ITT.com Email Forwarding Services for Service Receiver.
The primary service is to provide a computer processing platform that supports the business applications of the Business, which includes IT support for technology infrastructure.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, the Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

1

	Service		Transaction		Service
Service #	Name	Description of Service	Volume	Duration	Charge
		Provide Email Forwarding services for email messages sent to ITT.com. Service Provider will forward messages to new Service Receiver domain addresses.
IT-Email Forwarding -01	Email Forwarding Support Services	Service Provider will maintain Exchange contact objects in their Active Directory for all legacy ITT.com SMTP addresses. The Service Provider will add additional contact objects within 48 hours of receiving the request from the Service Receiver. Escalations for 4 hour turnaround will be allowed for high profile users and accounts. Each escalation will require Exelis and ITT Corp Messaging Manager agreement before the committed 4 hour turnaround can be processed.	Unlimited number of emails forwarded	12	Cost plus 2% - 10% per month
Services that will not be provided as part of this agreement are:
•	Filtering of spam beyond SenderBase reputation level

•	Legal holds — Emails will not be saved as they will be forwarded to the Service Receiver, and it is the Service Receiver’s obligation to save emails if required by their legal counsel

•	Updating of Service Receiver’s domain changes
Service Provider reserves the right to temporary halt the service, provided notification is given to Service Receiver using commercially reasonable efforts, due to:
•	Unusual increase in volume of emails

•	Threats to security

•	Constraints to network resources
Should the Service Receiver require changes to the documented services, Parties agree to negotiate in good faith with regard to such modification.
Exit Services
No exit services will be provided under this agreement.

2

LOCATIONS
Services are initially provided from Fort Wayne, IN, USA to global locations.
PREREQUISITES/DEPENDENCIES
•	The Service Receiver will provide a list of obsolete contact objects that can be removed by the Service Provider on a monthly basis.

•	Service Provider’s Exchange Organization must be authoritative for the ITT.com (Simple Mail Transfer Protocol) SMTP address space and the Service Receiver’s Exchange Organization must not add itt.com to its Email Address Policy for the period of time which this agreement is in effect.

•	Service Receiver must continue to allow Service Provider to remain the mail exchanger (MX) and entry point for all ITT.com email for the period of time which this agreement is in effect.

•	The Service Receiver will not use the domain email.itt.com for the period of time which this agreement is in effect

•	The Service Receiver will coordinate all legacy messaging DNS record changes with the Service Provider.

•	Service Receiver must have Cisco Iron Port hardware and software licenses active and maintained for the period of time in which this agreement is in effect.

•	Service Receiver must have Transport Layer Security (TLS) enabled and maintained for the period of time in which this agreement is in effect.

•	Service Receiver must have Microsoft Exchange active and maintained for the period of time in which this agreement is in effect.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

•	Service Receiver must have a Technical Assistance Agreement in place with the U.S. Government for the period of time in which this TSA agreement is in effect for any non-US citizens who are Exchange Org Administrators and Enterprise Administrators administrating (or give themselves permission to) the Americas site from outside the US.

3

NOTICE REQUIREMENT
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
Exelis Inc.
1650 Tysons Boulevard
Suite 1700
McLean, VA 22102
Attention: Joe Daniel
Joe.daniel@exelisinc.com
If to the Service Receiver:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
Daryl.bowker@itt.com
SERVICE LEVEL
Service Provider will classify incidents at its own discretion and will make commercially reasonable efforts to resolve incidents with service delivery.
In the event incidents cannot be resolved, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.
ADDITIONAL PRICING
Hourly Rate for Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources be

4

required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.
Additional Pricing Rates (All in USD)

Location	Low	Medium	High

USA	$75	$100	$125
Greece	$35	$46	$58
Mexico	$19	$25	$31
Sweden	$75	$100	$125

5

Annex A
TSA Change Request Form
TSA Schedule:
Receiver TSA Owner:
Date of Request:
Completed By:
Requested Service Change:

Already agreed to
	Service Description			with Service
Item Number	(Listed on schedule in the TSA)	Monthly Charge	Requested Change	Provider (Y/N)
1
2
3
4
5
Outcome:

Outcome
Item Number	(Approved, Denied)	Specific Action to be taken
1
2
3
4
5
Approvals

Approved By:	Approved By:

Provider TSA Functional Lead	Receiver TSA Functional Lead

Executive Representative:	Executive Representative:

Provider TSA Manager	Receiver TSA Manager

6

SCHEDULE CA7
BASIC TIME AND MATERIALS SUPPORT
Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this Service should be directed to:

Name	Title	Phone	e-mail
Service Provider’s Contact

Exelis Inc. Joe Daniel	TSA Manager	office: (703) 790-6309	Joe.daniel@itt.com

Service Receiver’s Contact

ITT Corporation Daryl Bowker	TSA Manager	Office: (315) 568-7676	Daryl.bowker@ittcorp.com
PARTIES TO THE AGREEMENT
Service Receiver: Exelis Inc.
Service Receiver: ITT Corporation
GENERAL SERVICE DESCRIPTION
Service Receiver may need assistance after the Distribution Date from the Service Provider for miscellaneous services, including but not limited to consulting, advisory, knowledge transfer and other similar services in various areas including, but not limited to finance, tax, accounting, insurance, treasury, human resources and communications, which are not already provided for under all of the other TSAs between ITT Corporation, Xylem Inc., and Exelis Inc.
The Service Provider hereby agrees to cause its and its affiliates employees (collectively, “Experts”) to provide a reasonable amount of services, including specifically the services listed in Appendix A, upon reasonable notice and request from the Service Receiver on a time and materials basis from the Distribution Date through April 30, 2013 (the “Minimum Term” and the “Maximum Term”).
To utilize this TSA Schedule, employees of Service Receiver should request such services via email or telephonically where both parties have a clear expectation of the estimated number of hours of assistance being requested. For projects that are expected to require more than 5 to 10 hours of assistance a one or two paragraph project plan should be agreed to in order to avoid misunderstandings. The project plan should be put together by the Service Provider’s “Expert “with respect to the requested services.
Employees of Service Receiver should advise their TSA manager that a request for services has been made together with a description of such services requested and the estimated number of hours requested.
The “Expert” should advise their TSA manager that a request for services has been made and the estimated number of hours requested.
SCOPE OF SERVICES
The scope of services will depend on the needs of the Service Recipient and the capabilities and availability of the Experts.
LOCATIONS
All locations around the world

2

PREREQUISITES/DEPENDENCIES
The Experts remain employees of Service Provider. Service Receivers acknowledge and agree that Service Provider has discretion to terminate the Experts and the Experts have the ability to terminate their employment with Service Provider. In the event the Experts are no longer employed by Service Provider, Service Provider will, at the request of the Service Receiver, use commercially reasonable efforts to provide similar services. However, if Service Receivers or an affiliate employ any of the Experts, the specific service requested under this Schedule can be terminated by the Service Provider, at the Service Provider’s sole discretion on 5 business days notice to the Service Receiver.
TAX STATUS
Sales tax will be charged as determined by the Service Provider and the Service Receiver shall pay such tax along with the payment for the service provided.
BILLING LOCATION
Service Provider will provide Service Receiver with an invoice to its address set forth below under Notice Requirements, except in cases where services are provided outside of the United States, in which case invoices will be created by the Service Provider’s legal entity in the country where the services are being performed and invoiced to the Service Receiver’s legal entity that requested the services in the Service Provider’s local currency. The bill will cover all charges for services under this Schedule from Service Provider and, to the extent reasonably feasible, will be itemized among Service Receiver’s legal entities if identified by the Service Receiver when requesting the service. The invoice will contain the number of hours each Expert worked, a short paragraph describing the services and the US dollar amount per Expert.
The Experts shall track their time on either a time sheet or any other proper method such as the utilizing the time sheet attached hereto and Service Provider agrees that the time sheets will accompany the invoice that is sent to the Service Recipient for payment. In cases where the requested services are expected to take longer than 30 days to complete, the Service Provider will be allowed to invoice the Service Receiver once per month for all costs incurred to date.

3

NOTICE REQUIREMENTS
No notice of Termination is required under this Schedule and there shall be no make-whole fee under this Schedule
Notices and bills to the Service Provider should be sent to:
Exelis Inc.
1650 Tysons Boulevard
Suite 1700
McLean, VA 22102
Attention: Joe Daniel
Notices and bills to the Service Provider should be sent to:
ITT Corporation
240 Fall Street
Seneca Falls, NY 13148
Attention: Daryl R. Bowker
PRICING
In addition to the costs specifically set forth below, Service Receivers shall also pay all business travel expenses relating to the Services in accordance with Service Providers documented travel policies and any incremental out of pocket costs incurred by the Service Provider in order to provide the requested services that are invoiced by unaffiliated 3rd parties. Service Provider agrees to provide vendor invoices as backup to the Service Receiver when invoicing the Service Receiver under the terms of this TSA.
The hourly rates below include a 4.5% increase for inflation and the 2% profit margin and shall be applicable in 2011 and 2012. The rates shall increase by 4.5% in 2013. There shall be no make whole fee due under Section 11 of the Agreement upon early termination of this TSA.

Service	Hourly Rate*
Hourly Rate Administrative/Secretarial.	$50 per hour

Hourly Rate for a Non Executive	$100 per hour

Hourly Rate for an Executive	$150 per hour

*	Note: In cases where invoicing is done outside the United States, the above rates should be converted to local currency based on the exchange rate on the date the invoice is prepared.

4

The pricing for the services described in Appendix A will be as set forth in Appendix A unless no pricing is provided in which case if services are provided on an hourly basis the rates above will apply.

5

Appendix A
Due Diligence Manager Software Application
Draft Base Statement of Work
Version 1.0 Draft
September 20, 2011

6

Draft Base Statement of Work
Table of Contents

1 Scope	3

2 Technical Support Requirements	3

2.1 Routine Application Maintenance	3
2.1.1 Routine Tasks	3
2.1.2 Outages	3

2.2 Change and Improvement Process	4
2.2.1 Change Request Analysis	4
2.2.2 Change Request Processing	4

2.3 Testing	4

3 Deliverables	4

4 Training and Support	4

5 Place of Performance	5

6 Period of Performance	5

7 Project Management	5

8 Labor Categories and Rates	5

ITT Proprietary Information	Page ii

7

Draft Base Statement of Work
1	Scope

The software application — Due Diligence Manager (DDM) — is a web-based, data-driven software application that provides the ITT Due Diligence staff with the capabilities that directly support the due diligence process. The SOW describes approach for identifying, scoping, estimating, developing, testing, deploying, and maintaining the software and application operation of the DDM application.

This document describes the requirements for maintaining and modifying the ITT Due Diligence Manager software application, including the underlying database.

2	Technical Support Requirements

2.1	Routine Application Maintenance

ITT AIS Development Staff will perform all routine application sofware maintenance tasks to ensure that the DDM software application is available to the user community on an continuous basis.

2.1.1	Routine Tasks

ITT AIS Development Staff will periodically identify and correct latent issues discovered during normal operations. These tasks include Application Server settings, configuration, software upgrades and patches. These tasks are typically background and housekeeping tasks that should not affect active users.

2.1.2	Outages

In the event of a failure (outage, defined as non-availability of DDM application software functionality), the develop staff will make every attempt to restore software availability.

For software-related outages. ITT AIS Development Staff will investigate the reported issue, determine the cause, correct the issue source, deploy a corrective update, verify the correction, and notify the issue initiator of the resolution.

Outages that are not immediately identifiable as due to a DDM software issue, must be directed to the ITT organization’s IT data center help desk, who will initiate a support ticket and process that ticket to resolve the issue based on internal processes defined by that organization. ITT AIS Development Staff will support that effort to determine the source of the outage.

ITT Proprietary Information	Page 3

Draft Base Statement of Work
2.2	Change and Improvement Process

Requests for modifying the design, functionality or configuration of the DDM software application shall be presented to the development staff by the user community through a change request document.

2.2.1	Change Request Analysis

The ITT AIS development staff will review each request and develop an estimate for the level of effort required to implement the requested change. This activity may include dialogue with the initiating organization in order to ensure understanding of the objectives and outcomes of the requested change.

2.2.2	Change Request Processing

ITT AIS staff will process the final RFC proposal through internal contracting offices, ultimately to be released to the requesting activity as a proposal for implementing the final change request. Once the requesting organization approves a proposal and the requisite contractual documentation is finalized, ITT AIS development staff will schedule and execute the finalized change request. Once the change is completed. ITT AIS will deploy the change to the live DDM server for review by the requesting organization. After completing a comprehensive review of the deployed application software change, and after providing ITT AIS Development Staff with approval, ITT AIS Development Staff will close the change request by initiating a contract closure letter to the requesting organization.

2.3	Testing

Prior to deployment of all requested and approved changes. DDM software changes will be thoroughly tested using ITT AIS Development Staff’s internal test process. The test objectives, steps, and results will be documented in an appropriate format to ensure that testing has been conducted and that any resultant software bugs have been resolved.

3	Deliverables

For Change Requests that impact the DDM User Guide or DDM Administrator Guide ITT AIS Development Staff will update the affected documentation and release to the requesting organization an update in pdf format.

4	Training and Support

For Change Requests that include signification changes where training on new fieatures and functionality are requested as part of the Change Request, ITT AIS Development Staff will schedule and conduct an on-line training course to cover the

ITT Proprietary Information	Page 4

Draft Base Statement of Work
areas affected. Training will be addressed and included in the proposal for each Change Request as needed.

If requested, the ITT AIS Development Staff will provide technical training to ITT’s IT staff for further support and build-out the DDM application source code and application web server. This support will be estimated and quoted through the same process desciribed above for change requests.

5	Place of Performance

All development tasks will be performed at ITT AIS site in Chesapeake, VA.

6	Period of Performance

The proposed project schedule will be provided on a case by case basis. The final schedule will be updated once the project is accepted by the requesting organization.

7	Project Management

ITT AIS Development Staff will identify DDM project manager who will be responsible for ensuring that the agreed-upon tasks identified in the final accepted proposal are scheduled, tracked, and completed in accordance with the project schedule. Any issues affecting cost, schedule, or technical performance will be brought to the attention of the client as soon as possible for resolution.

8	Labor Categories and Rates

Labor categories to be applied to tasks under this SOW are listed below. These rates are estimates. Each task order will require a formal quote issued by ITT AIS Contracts Office based on the level of effort estimates as described in paragraph 2.2.

Labor Category	Estimated Labor Rate
Project Manager	Cost plus 2% - 10%
Sr. Software Engineer	Cost plus 2% - 10%
Software Engineer	Cost plus 2% - 10%

ITT Proprietary Information	Page 5

Appendix A-l Public Relations Officer
Service provider/Remit to: Bernard Joseph Dunn, General Manager of Defense Dubai branch. Address: Office #1102; Crystal tower; Business Bay; Downtown Dubai; Dubai ;UAE
Service receiver/Bill to: Camil George Shuggi, General Manager of IP Dubai branch. Address: Office 504; Deira Twin towers; Baniyas Street; Deira; Dubai; UAE
Service: The Exelis Dubai office will provide Public Relations Officer and courier services to the ITT Dubai office for a period of time not to exceed two months or until ITT has hired, trained and registered their new employee that will be assuming these services for ITT in Dubai. 5 days advance notice is required to terminate this service.
Pricing: The services charge for PRO/courier services will be paid on a monthly basis. The charge per month will be AED Cost plus 2% - 10%. The rate above includes the 2%, 10% or 4.5% increase that should be applied as set forth in Section 2(a) of the Agreement. There will be no make-whole fee for early termination.
Appendix A-2
Management Reporting (HFM/Planning) Post Separation Support Requirements
Following the separation of ITT into 3 companies, key management reporting resources will be required to provide post separation support and knowledge transfer between the NewCos. High level areas of support and knowledge transfer include:
•	Month-end close

•	Year-end close

•	New Year setup and rollforward

•	OpPlan, Forecast, and Budget

•	Metadata Management

•	Ledger Mapping

•	Break/Fix Support
Listed below are the key HFM and Planning resources whose post separation support will be required during the period 11/1/2011 through the 2012 March Close (approximately 4/20/2012).

			November			December			January			February			March			April
	Future
Resource	NewCo	Executive	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis
		No	n/a	48	48	n/a	48	24	n/a	48	24	n/a	36	12	n/a	36	12	n/a	12	12
		No	48	n/a	48	24	n/a	24	24	n/a	24	12	n/a	12	12	n/a	12	12	n/a	12
		No	48	48	n/a	24	24	n/a	24	24	n/a	12	12	n/a	12	12	n/a	12	12	n/a
		No	n/a	48	0	n/a	24	0	n/a	24	0	n/a	12	0	n/a	12	0	n/a	12	0
		Yes	n/a	48	48	n/a	24	24	n/a	24	24	n/a	12	12	n/a	12	12	n/a	12	12
		No	48	n/a	48	24	n/a	24	24	n/a	24	12	n/a	12	12	n/a	12	12	n/a	12
Service Provider Owners and Service Receiver Owners are set forth under “Service Owner” above.

SCHEDULE CB1
HR/PAYROLL/BENEFITS
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, expect where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this service should be directed to:

Name	Title	Phone	e-mail
Joe Daniel	TSA Manager	(703) 338-3405	joe.daniel@itt.com
Exelis Inc.

John Connolly	Director, Technical	(914) 323-5795	john.connolly@xyleminc.com
Xylem Inc.	Accounting
GENERAL SERVICE DESCRIPTION
Service Provider will perform Payroll, Payroll Tax, HR, Garnishment and Benefit Services for Service Receiver.
Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens and documents that support Service Provider’s business and business processes in the twelve months prior to the Distribution Date.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

1

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge
Provide payroll and tax configuration support required to support payroll services:
SS-Payroll-01	Payroll Services
•  Income Codes —Service Provider will use the Income Request Form from the Service Receiver to update tax, garnishment, eligibility, pension, and 401K with the provided income codes. 5 business days prior notice are required to make the income code changes.

•  Deduction Codes —Service Provider will use the Deduction Request Form from the Service Receiver to update tax, Group Term Life (GTL), and other accumulator requirements with the provided deduction codes. 5 business days prior notice are required to make the deduction code changes.

•  Paid Time Off (PTO) Accrual Controls —Service Provider will use the PTO Policy document from the Service Receiver to accrual code and schedule setups requested by the Service Receiver. 10 business days prior notice are required to make the requested PTO Accrual Controls changes.

•  Federal/State/Local Tax Table —Service Provider will use the Notification of Federal/State/Local Tax Change provided by the Service Receiver to update the local tax setup within systems managed by Service Provider within 5 business days of the request.

•  Federal/State/Local Tax —Service Provider will use the Request for Level Control provided by automated systems to update the level control setup within systems managed by Service Provider within 5 business days of the request.

•  Employer Codes — Service Provider will use the Request for New Employer Codes from the Service Receiver to update employer codes in systems managed by Service Provider within 5 business days of the request.

•  User Defined Field — Service Provider will use the Request for User Defined Field provided by the Service Receiver to update the necessary fields within 5 business days of the request.

•  Level Control — Service Provider will use the Request for Level Control provided by the Service Receiver to update the level control setup within systems managed by Service Provider within 5 business days of the request.

•  Pay Cycle — Service Provider will use the Request Pay Cycle from the Service Receiver to setup the pay cycle with the pay calendar where applicable. 5 business days are required to make the pay cycle changes. Pre-distribution date pay cycle configuration is defined in Attachment B.
			100/month for all SS-Payroll-01	14	Cost plus 2% - 10% per month

2

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge

•  Employer Group — Service Provider will use the Request for Employer Group provided by the Service Receiver to update the Employer Group within systems managed by Service Provider within 5 business days of the request.

•  Cycle Group — Service Provider will use the Request for Cycle Group provided by the Service Receiver to update the cycle group setup within systems managed by Service Provider within 5 business days of the request.

•  Payroll Authorization Group — Service Provider will use the Request for Payroll Authorization Group provided by the Service Receiver to update the Payroll Authorization Group setup within systems managed by Service Provider within 5 business days of the request.

•  Income Authorization Group — Service Provider will use the Request for Income Authorization Group provided by the Service Receiver to update the income authorization group setup within systems managed by Service Provider within 5 business days of the request.

•  Deduction Authorization Group — Service Provider will use the Request for Deduction Authorization Group provided by the Service Receiver to update the deduction authorization group setup within systems managed by Service Provider within 5 business days of the request.

•  Auto Pay Groups — Service Provider will use the Request for Auto Pay Groups provided by the Service Receiver to update the auto pay groups setup within systems managed by Service Provider within 5 business days of the request.

•  Labor/Income Cross Reference Table — Service Provider will use the Request for Labor/Income Cross Reference Table Maintenance provided by the Service Receiver to update the Labor/Income Cross Reference Table setup within systems managed by Service Provider within 5 business days of the request.

•  General Ledger Cross Reference Table — Service Provider will use the Request for General Ledger Cross Reference Table maintenance provided by the Service Receiver to update the general ledger cross reference table setup within systems managed by Service Provider within 5 business days of the request.

		Provide garnishment, child support, tax levy, interrogatory correspondence, withholding and payments support required for payroll services:	New Transactions 200, Monthly Payments 700

•  Garnishment Letter — Service Provider will use the Garnishment Notification to provide a garnishment letter to the garnishing agency during the latter of 7 days after notification and the next applicable payment cycle.

3

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge

•  Garnishment Withholding — Service Provider will use the Garnishment Notification to adjust the employee garnishment deduction setup during the latter of 7 days after notification and the next applicable payment cycle.

•  Garnishment Payments — Service Provider will use the Garnishment Notification to update the garnishment payments to agency during the latter of 7 days after notification and the next applicable payment cycle.

•  Stop Garnishments — Service Provider will use the Garnishment Stop Notification to deactivate the employee garnishment deduction and process refund of any over-withholding during the latter of 7 days after notification and the next applicable payment cycle.

Provide employee maintenance support where appropriate to support payroll processing
•  W-4 — Service Provider will use the W-4 Form from the Service Receiver to update employee W-4 information with the provided information. Service Receiver must provide such information at least 2 business days prior to processing of payroll to ensure inclusion in the current payroll run.

•  Home/Work State Update — Service Provider will use the employee change request for home/work state maintenance from the Service Receiver to make requested updates. Service Receiver must provide such information at least 2 business days prior to processing of payroll to ensure inclusion in the current payroll run.

•  Direct Deposit — Service Provider will use the Direct Deposit Form from the Service Receiver to update employee direct deposit information with the provided information. Service Receiver must provide such information at least 2 business days prior to processing of payroll to ensure inclusion in the next payroll run.
600/month

		Provide college fund employee direct deposit maintenance required to support payroll processing upon receipt of notification of enrollment or change via email. Request will be processed within 7 days of notification in the next applicable payment cycle.	30/month

		Provide executive excess savings plan updates to employee deduction code maintenance required to support payroll processing upon receipt of Service Receiver notification of employee. Request will be processed within 7 days of notification in the next applicable payment cycle.	30/month

4

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge
Provide ACS 401k Interface Processing required to support payroll processing
•  Saving Plan Deferral & Loan — Service Provider will use the ACS ISP Feedback File from the Service Receiver’s 3rd party to update employee deduction code information with the provided information. Service Receiver’s 3rd party must provide such information by Friday evening the week prior to requested update.

•  Saving Plan Deferral & Loan — Service Provider will use the ACS ISP Feedback File from the Service Receiver’s 3rd party to update employee deduction code information with the provided information. Service Receiver’s 3rd party must provide such information by Friday evening the week prior to requested update.

•  ACS Error Report Review — Service Provider will review the ACS ISP Feedback File from the Service Receivers 3rd party provider to review any fallout which may have occurred. Upon fallout Service Provider will notify ACS to conduct maintenance to rectify documented fallouts.

•  ACS New Hire — Service Provider will use a report created from the ACS Interface File from the Service Receiver’s 3rd party to validate new hire processing. Service Receiver’s 3rd party must provide such information by Friday evening the week prior to requested validation.

•  ACS ISEV — Service Provider will use the ACS ISEV Status Change from the Service Receiver’s 3rd party to update employee deduction code information with the provided information. Service Receiver’s 3rd party must provide such information by Friday evening the week prior to requested update.
10 Monthly Interfaces Files & Reports

Provide JPMorgan 401k Interface Processing required to support payroll processing
•  Saving Plan Deferral & Loan — Service Provider will use the JP Morgan ISP Feedback File from the Service Receiver’s 3rd party to update employee deduction code information with the provided information. Service Receiver’s 3rd party must provide such information by Friday evening the week prior to requested update.

•  Saving Plan Deferral & Loan — Service Provider will use the JP Morgan ISP Feedback File from the Service Receiver’s 3rd party to update employee deduction code information with the provided information. Service Receiver’s 3rd party must provide such information by Friday evening the week prior to requested update.
10 Monthly Interfaces Files & Reports

5

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge

•  JP Morgan Error Report Review — Service Provider will review the JP Morgan ISP Feedback File from the Service Receivers 3rd party provider to review any errors which may have occurred. Upon fallout Service Provider will notify ACS to conduct maintenance to rectify documented fallouts.

•  JP Morgan New Hire — Service Provider will use a report created from the JP Morgan Interface File from the Service Receiver’s 3rd party to validate new hire processing. Service Receiver’s 3rd party must provide such information by Friday 5 pm EST or Thursday 5 pm EST if Friday is not a business day the week prior to requested validation.

•  JP Morgan ISEV — Service Provider will use the JP Morgan ISEV Status Change from the Service Receiver’s 3rd party to update employee deduction code information with the provided information. Service Receiver’s 3rd party must provide such information by Friday evening the week prior to requested update.

		Provide Principal Loan Processing required to support payroll processing upon receipt of notification by secured email and make the required employee deduction code changes	Weekly Interface Files

		Provide Marsh Benefit Processing required to support payroll processing upon receipt of interface file and make deduction code changes. Files must be received by the 17th of the month for processing by the end of the month.	Two Interface Files Per Month

		Provide John Hancock LTC Processing required to support payroll processing upon receipt of interface file and make deduction code changes. Files must be received by the 17th of the month for processing by the end of the month.	Two Interface Files Per Month

		Provide Runzheimer Fix and Variable Auto Processing required to support payroll processing upon receipt of interface file and make employee negative deduction transactions for payroll Files must be received by the 9th of the month.	One Interface File Per Month

		Provide Concur Travel Expense Reimbursement required to support payroll processing upon receipt of interface file and make employee negative deduction transactions. Files must be received by Thursday morning at 6 am EST to be processed in the next applicable pay cycle.	Weekly Interface Files
		Provide executive deferral payment upon receipt of notification from Service Receiver for payout and make employee deferral payment. Files must be received by the 9th of the month.	One Monthly Deferral Processing

6

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge
		Provide excess group term life calculations upon receipt of notification from Service Receiver for payout and make employee deferral payment. Files must be received by the 9th of the month.	240 Batch Processing Runs
		Complete nightly Infinium Benefit Deduction updates.	240 Batch Processing Runs
Provide payroll processing.
•  Automated Labor Upload — Service Provider will use the interface from the Service Receiver’s labor system and create the Infinium labor file for payroll processing. Labor Code to Infinium Income code cross reference file updated as required.

•  Labor Interface Validation — Service Provider will use the interface from the Service Receiver’s labor system to get totals. Service Provider will then match the Infinium and Service Receiver’s Labor System file. Should discrepancies exist, Service Provider will work with Service Receiver to resolve the issue.

•  Payroll Cycle Processing — Service Provider will then create Employee Processing Cycle File, listing of employees with pay, benefit, leave of absence and terminations. A review of employee changes will be conducted by Service Receiver and corrections made if applicable. Employee changes will be added to cycle validation routine for balancing. Delays in Service Receiver responsibilities will delay payroll processing. Service Provider will not be liable for such Service Receiver caused delays.

•  Close Upload Labor to Payroll Cycle — Service Provider will upload employee labor to payroll cycle.

•  Gross to Net Calculation — Once Infinium releases time sheet data Service Provider will produce the payroll trial balance.

•  Payroll Adjustments — Service Provider will update employee pay information and add adjustments to validation routine for balancing as required.

•  Print Trial Balance/Approve Payroll — Using the Infinium trial balance Service Provider will create a trial balance report to post payroll and print pay stubs. If Trial Balance does not balance or has errors it must be corrected via update checks and Trial Balance Reran until error free and balanced.
240 Pay Processing Cycles

		Provide on-demand payroll processing of off-cycle check requests upon receipt of on-demand check request form from Service Provider. Form must be received by 5 pm for next day direct deposit or check delivery.	570 Transactions Annually

7

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge
		Provide bonus cycle payroll processing of off-cycle bonus payments upon receipt of bonus specification from Service Recipient. Form must be received 5 business days prior to date of required bonus payment.	7000 Transactions Annually
		Provide manual W-2 earnings and deductions updates upon receipt of written notice and tax detail from Service Provider	325 Transactions Annually
		Provide stock option manual payroll upon receipt of Smith Barney stock transaction file using the daily interface from Service Provider	80 Transactions Annually
		Provide restricted stock manual payroll upon receipt of Smith Barney restricted stock transaction file using the daily interface from Service Provider	110 Transactions Annually
		Provide quarterly tax dividend payment upon receipt of Smith Barney dividend transaction file using the quarterly interface from Service Provider	440 Transactions Annually
		Provide Cartus quarterly relocation manual payroll upon receipt of Cartus Relocation Transaction file using the quarterly interface from Service Provider	140 Transactions Annually
		Process payment for unused PTO time upon receipt of notification from systems during year-end	1700 Transactions Annually

		Void or re-issue employee checks upon receipt of notification from Service Receiver. May be processed with current payroll or via separate check processing. For inclusion with regular payroll request must be received two business days prior to start of payroll processing. Five business days notice is required for issuing as separate payroll process. [Service Provider will not be liable if funds have been disbursed prior to voidance.]	850 Transactions Annually
		Make adjustments to employee pay upon receipt of notification from Service Receiver. Notification must be received 2 business days prior to the next pay cycle.	325 Transactions Annually

		Process retro-active payments for delayed merit increase processing after receipt of notification from Service Receiver. May be processed with current payroll or via separate check processing. For inclusion with regular payroll request must be received Two business days prior to start of payroll processing. Five business day notice required for issuing as separate payroll process.	350 Transactions Annually

		Process special employee payments upon receipt of notification from Service Receiver. May be processed with current payroll or via separate check processing. For inclusion with regular payroll request must be received 2 days prior to start of payroll processing. Five day notice required for issuing as separate payroll process.	900 Transactions Annually

8

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge
		Process relocation payment from employee paycheck upon receipt of notification from Service Receiver Processed with normal payroll. May be repaid over multiple payrolls or from one payroll per specification of Service Receiver.	200 Transactions Annually

		Provide executive excess savings plan distribution upon receipt of notification from Service Receiver May be processed with current payroll or via separate check processing. For inclusion with regular payroll request must be received 2 days prior to start of payroll processing. Five day notice required for issuing as separate payroll process.	50 Transactions Annually

Service Provider will use commercially reasonable efforts to provide post-payroll
•  Print/Distribute Check, Vouchers, & Reports — Printed Checks and Vouchers sealed and prepared for shipping distribution per business units instructions.

•  ACH Processing — ACH transmitted to clearing house using the Infinium ACH extraction process

•  Bank Funding — Wire Transfer to cover payroll using the bank funding report option

•  Credit Union Processing — File Transmission to Credit Union using the Infinium direct deposit extract

•  Union Reporting — Union report transmitted using the Union employees and Union dues report

•  Canadian Bond Processing — Transmission of Canadian Bond File to Royal Bank of Canada using the Canadian bond extract

•  Positive Pay — Positive pay file transmitted to Wells Fargo using the positive pay extract file

•  Direct Deposit Fund Pullback — Employee funds pulled back or error report with insufficient funds upon Service Receiver’s request to pull back employee direct deposit. Service Provider will use the Shared Service form submission to Wells Fargo to pull back employee direct deposit. Insufficient funds notices are communicated to employees HR administrator for review of how to recover money
250 Cycles Per Month

		Provide Infinium month end close once a month rolling month totals, update monthly benefits (Marsh & John Hancock), and update monthly limit processing. This service will be performed after final payroll for month and prior to first payroll of new month.	20 Companies Per Month
		Process Infinium quarter end close once a quarter rolling quarter totals, update quarterly limit	20 Companies Per Month

9

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge
Provide Infinium year-end processing.
•  Wage & Tax Balancing — Using the wage Base Report balance Employee Earnings and Taxes

•  United Way Deduction — Infinium United Way Deduction Change for deduction codes 00800 & 0805 clearing the United Way deduction for the new year

•  401K Limit Update -Deduction limit updated with values for year

•  Year End Payroll Register — Use the Infinium Year End Payroll Register to archive historical payroll registers

•  Hartford-JP Morgan Year End — Use the Infinium Save File to archive Hartford-JP Morgan year end 401K values

•  ACS — Use the Infinium Save File to archive ACS year end 401K values

•  Infinium W2 Box Updates — Use the Infinium Income & Deduction Reporting Groups to make W2 Box Reporting Reports

•  Infinium ADP W2 Box Update — Use the ADP interface for W2 Reporting to create the ADP W2 Box Interface File

•  Local Tax Update — Use the notification from locality or Service Receiver to update the local tax table

•  Transfers — Clear Q1 Information captured for tax & 401K Limit processing for use in the W2 tax report

•  Vinny 1st day report — Use the Infinium Day 1 Report for forecasting

•  Payroll Calendar — Use the Infinium Cycle Maintenance to create Service Receiver Payroll Calendars

•  W2 — Pension for Group Term Life (GTL) — Service Receiver provides files from ACS & Hartford and Service Provider updates Pensioner’s W2’s

•  Highly Compensated Employee Listing — Using an AS400 Query, employees meeting IRS Highly Compensated Listing are found and 401K providers updated with list of highly compensated employees

•  Executive Excess Saving Plan Employee Update — Service Receiver provides list of eligible employees for executive excess saving plan which Service Provider uses to update the Executive Excess Saving Plan Employee List provided for roll over into Excess Savings Plan

•  New Jersey Disability Year End Update — Using the New Jersey Final Disability Report; Service Provider will update the New Jersey year end payroll entries to record New Jersey final disability entries.

•  Infinium Year End Close — Year end close rolls year to day information to previous year and clear year-to-date dollars
20 Companies Per Month

10

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge

•  ADP 4th Quarter & Year End Extract — Using the ADP Extract Program an ADP Year End Interface File is created

•  ADP — Balance Year — Using the ADP Year End Reports Year End Statutory Reports & W2 are output

•  W2C’s — Using the value center post year-end close entries to update the W2C

•  Amended Year End — Use the ADP Extract Program to amended statutory reporting

Provide US Tax Processing.
•  ADP Company Profile Update — Use the ADP Tax Header Spreadsheet to update ADP tax reporting set up

•  ADP Code Mapping — Use the ADP Mapping Document to map ADP Tax Code to Infinium Tax Code

•  Infinium ADP Deduction Table Maintenance — Use the Infinium ADP Tax Code file to output ADP Interface File including the new tax code

•  ADP Daily Interface File — Use the ADP Infinium Payroll Tax Extract to create the ADP Receipt of Tax Payment Detail

•  Daily Tax Audit Report — Use the Query: ADP Tax Audit Report to validate ADP Daily Tax Interface File

•  ADP Daily Tax Funding — Use the ADP Invoice to create ADP Wire Payment

•  ADP Unemployment Rate Change — Use the ADP Tax Header Spreadsheet to calculate ADP - Unemployment Payments with New Rate

•  ADP Monthly Charges — Use the ADP Invoice to process ADP Payment

•  Barnett Monthly Charges — Use the Barnett Invoice to process Barnett Payment

•  ADP Quarterly Communication — Use the ADP Quarterly Updates to update the Quarterly Calendar Close Schedule

•  Cobra Quarterly Tax Credit Entry — Use the SHPS Cobra Detail summarized and entered into ADP Payroll Tax Input to update the 941 Cobra Credit

•  Quarterly Interface File — Use the ADP Infinium Quarterly Tax Extract to create the ADP Quarterly Tax Reporting File

•  ADP TAX Reconciliation — Use the Infinium Quarterly Tax Report to reconcile ADP Quarterly Tax Reports

•  Quarter Close & Statutory Reporting — Use Service Receiver approval to ADP for Quarterly Processing to make quarterly statutory payments and reporting

•  Quarterly Report Distribution ADP — Use the Quarterly Reports Posted to Web Site to distribute Statement of Deposits, 941Cobra Credit, State & Local Wage Detail
Registrations — 10 per month Interfaces — daily Tax Payments — Daily & Quarterly Per Requirements Cobra Reporting — Quarterly Quarterly Reporting Tracer Transactions 20 Monthly Amendments 10 Monthly

11

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge

•  Quarterly Invoice Payments — Use ADP Invoice to make ADP Wire Payments

•  Quarterly Federal & State Tax Amendments — Use Quarterly Amendment Filing to amended reporting

•  Amendment Payment — Use the invoice to create ADP Wire Payment

•  Tracers — Use agency notices to conduct ADP research

•  Tracer Payments — ADP agency notice research to make payment of Agency Notices

•  Close Tax ID — Use ADP header to close company so no future reporting in ADP

•  Close Tax ID — Use the Agency notification of account closed to conduct final reconciliation

Provide Canadian Tax Processing.
•  Canadian Tax Withholding — Using Canadian Tax Deductions provided by Service Receiver input Service Provider will complete Employee/Employer Tax Withholding/Liability

•  Canadian Tax Payments — Using Payroll Registers provided by Service Receiver, Service Provider will make Canadian Tax Payment

•  Year End Pension Calculation — Using the Canadian Pension Plan Policy provided by Service Receiver, Service Provider will compute Pension Plan Calculation

•  RL1 & T4 Reporting — Using the Infinium Canadian Year End Process, Service Provider will complete T4 & RL1 Forms & XML Reporting
Weekly Tax Payments Annually T4, T4A & RL Reporting

Provide Puerto Rico Tax Processing.
•  Puerto Rico Tax Withholding — Using Tax Deductions Service Provider will calculate tax withholding for Service Receiver

•  Puerto Rico Tax Payments — Using Payroll Registers provided by Service Receiver, Service Provider will make Puerto Rico Tax Payments

•  Puerto Rico Year End Reporting — Using W2 & W3 Reporting Service Provider will make Employee & Employer Year End Tax Reporting
Weekly Tax Payments Annual W2P & W3P Reporting

Support the legal/regulatory audits documented below.
•  ACE — Worker Compensation Audit

•  Tax Audits

•  D&T Benefit Audit

•  SOX Audit

•  Disaster Recovery

•  ACS — 401K Compliance Testing

•  JP Morgan — 401K Compliance Testing

•  Data Mining — Payroll
4 Audits/Month
		• Service Provider will run the custom queries documented in Attachment C once a month	Monthly

12

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge
Provide Guam Tax Processing.
•  GUAM Tax Withholding — Using Tax Deductions provided by Service Receiver, Service Provider will calculate Tax withholding

•  GUAM Tax Payments — Using the payroll registers Service Provider will make
          GUAM tax payments

•  GUAM Year End Reporting — Using W2 & W3 Reporting, Service Provider will make Employee & Employer Year End Tax Reporting
Annual W2G & W3G Reporting
Infinium and HRSS Support/Communication for handling of Service Receiver questions:
HR-Benefits-02	Human Resources, Benefits, Training, & Compliance Support
•  Daily Service Receiver Issue Handling - Service Receiver users can make a phone call or send an email to ask questions related to employee data and/or transactional history stored in Infinium/HRSS; M-F 8-5pm EST except U.S. holidays;

•  Data Input Questions Covered in User Manual

•  System Requirements-Upgrades/System Changes Maintenance (Federal/State/Local)

•  Infinium Canned Reports are available for the service receiver to access and review. Service Provider will be responsible for ensuring that reports required for legal or regulatory requirements run. .

•  Coordinate issue resolution as needed with IT, Payroll, SS Accounting, HQ Benefits and/or third party vendors.

•  Anything not covered above is considered a special request to be handled using on a Time & Materials basis as outlined in the Additional Pricing Section of this document.
			201/month	14	Cost plus 2% - 10% per month
Benefit Administration and Reporting Internal/External:

•  Weekly vendor file feed resolution to national carriers - Service Provider will accept phone or email from Service Receiver or external benefits provider and resubmit corrected file feed or corrected actual employee record based on request.

•  Salaried Pension Eligibility file feed questions from field Service Receiver HR staff will be triaged by Service Provider and assist Service Receiver in data correction.

•  Validation Reports from Health & Welfare and Pension - Service Provider will receive reports from 3rd party providers listing errors related to health & welfare data and Service Provider will assist Service Receiver HR field staff to make appropriate changes
327/month
Services for Service Receiver supervisors on payrolls that are not administered via the Fort Wayne Infinium System:
		• Service Provider will create and/or update Job/Position Codes upon request from the Service Receiver	50/month

13

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge

•  Service Provider will add an international supervisor as a new hire upon request from the Service Receiver

•  Service Provider will attach an international supervisor to an Infinium Employee record upon request from the Service Receiver

•  Service Provider will add an international supervisors’ Concur ID to the appropriate record upon request from the Service Receiver
          Services for Service Receiver

Business Units and/or Infinium Companies that are not supported by local HR staff but administered by HRMS staff in Fort Wayne:

•  Service Provider will create and or update Job/Position Code upon request from the Service Receiver

•  Service Provider will enter new hires on personnel side as well as on payroll side upon request from the Service Receiver

•  Service Provider will enter salary changes/address changes/title changes/transfers/terminations upon request from the Service Receiver

•  Service Provider will perform annual merit increase uploads upon request from the Service Receiver

•  Service Provider will communicate with Service Receiver HR contacts from other Service Receiver business units to coordinate both transferring in and out of employees upon request from the Service Receiver

•  Service Provider will enter payroll changes including withholding changes/benefit deductions and catch-ups upon request from the Service Receiver

•  Service Provider will enter benefit updates including urgent updates upon request from the Service Receiver Service Provider will make Address & Phone number changes upon request from the Service Receiver

•  Service Provider will make Benefit Changes due to qualifying event & Annual Open Enrollment upon request from the Service Receiver

•  Service Provider will make Annual Salary Merit Increases upon request from the Service Receiver

•  Service Provider will make Annual Reviews (if applicable) upon request from the Service Receiver

•  Service Provider will make inquiries relating to benefits and/or personnel information upon request from the Service Receiver

•  Service Provider will produce Infinium Canned Reports upon request from the Service Receiver

14

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge

•  Year-end Standard Benefit Enrollment Copy to New Plan Year

•  Year-end Vendor Meetings for open enrollment file feeds

•  Data Input Questions Covered in User Manual

•  Support Special Year End File Feeds to National H&W Vendors

•  Standard Communication regarding Annual Enrollment & Year End Dates

•  Collaborate with Payroll, Finance and IT for Year End Closing Processes using all input from year’s changes and develop project plan to prepare system for enrollment and year-end processing. Project will then be started in July, and meetings with vendors conducted as needed depending on data from customers. ** Changing benefits providers in 2011 will be a special project using Time & Materials rates with specific notification on change.
			Each item in this table will be completed once a year
HR-Benefits-03	Training	Service Provider will take requests from Service Receiver HR manager to conduct periodic WebEx training of how to use Infinium systems and conduct the training for the Service Receiver.	1/month	14	Time and Materials
SS-PayrollAcct-04	Payroll Accounting
Provide Payroll Accounting services.
•  Payroll Journals — Service Provider will use the payroll register summary from the Service Receiver to balance and post payroll journals for each payroll cycle for the Service Receiver

•  Payroll Balance Sheet Accounts — Service Provider will use the payroll month end close document from the Service Receiver to reconcile the payroll balance sheet accounts for the Service Receiver

•  Employee Deductions — Service Provider will use completed payroll cycles document from Service Receiver to remit employee deductions for the Service Receiver

•  Employee Benefits for ISP,401 (K) and Insurances — Service Provider will use completed payroll cycles document and payroll queries from Service Receiver to validate, reconcile and remit employee benefits for ISP, 401(k) and insurances for the Service Receiver

•  ADP Payroll Taxes — Service Provider will use completed payroll cycles, payroll queries, and ADP invoices from the Service Receiver to validate, reconcile, and remit all Payroll Taxes to ADP

•  Interface File Transmission - Service Provider will use completed payroll cycles and payroll queries from the Service Receiver to transmit interface files to 3rd party vendors on behalf of the Service Receiver

•  Benefits Reporting — Service Provider will use the year end close information from the Service Receiver to provide annual reporting of benefits to the Service Receiver
			1616 annually 3060 annually 220 annually 205 annually 240 annually 195 annually 10 annually	14	Cost plus 2% - 10% per month

15

			BAU	Minimum
Service	Service		Transaction	Service Period	Service
#	Name	Description of Service	Volume	(in mo.)	Charge

•  ADP Federal and State Taxes — Service Provider will use tax extract and file feed from ADP from Service Receiver to journalize ADP Federal and State Tax Activity for the Service Receiver

•  ADP Mid Year Conversions — Service Provider will use YTD tax amounts information from Service Receiver to perform ADP midyear conversions for the Service Receiver

•  Non-supported ADP — Service Provider will use completed payroll cycles information from Service Receiver to remit non-supported ADP taxes for the Service Receiver

•  Control Files for 401(k) and ISP- Service Provider will use information from business units or HQs from the Service Receiver to maintain and control files for 401(k) and ISP for the Service Receiver

•  Payroll Bank Account — Service Provider will use bank account statements from the Service Receiver to reconcile payroll bank accounts for the Service Receiver

•  Unclaimed Payroll Property- Service Provider will use bank account statements from Service Receiver to manage unclaimed payroll property for the Service Receiver

•  Automated Bank Functions- Service Provider will use cleared bank files from the Service Receiver to process post cleared checks in the Infinium payroll

•  Year to Date Analysis for 401k— The Service Provider will use the Year End Payroll Close from an internal business unit within the Service Provider to calculate 401k Year to Date totals for employee, employer, and loans and provide report by vendor to the Service Receiver.
240 annually 5 annually 12 annually 30 annually 24 annually 200 annually 12 annually 3 annually
Service Volumes Greater or Less Than Observed Pre-Distribution Date
Service Provider will deliver the same volume of Services as delivered in the 12 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities on a time and materials basis with respect to the one-time set-up fees. The table below will then apply following the completion of the one-time set-up activities

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

16

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service
Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the other Service Recipients.
Exit Services
The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
SS-Payroll-05	HR/Payroll/Benefits Migration	Service Provider will make commercially reasonable best efforts to assist Service Receiver in exiting of this agreement. These efforts include:	Time and Materials Based on Additional Pricing Section

•  Support of data extraction requests from the Service Receiver

•  Providing Subject Matter Expertise in helping the Service Receiver understand current state business processes, functional data mapping, and impacts of design decisions

Service Provider will provide the following knowledge transfer services:
SS-Payroll-06	HR/Payroll/Benefits Knowledge Transfer	• Existing non-sensitive documentation maintained by Service Provider will be given to the Service Receiver as it relates to Payroll/HR/Benefit services	Time and Materials Based on Additional Pricing Section

17

Supplemental Services
For requests for supplemental services relating to HR, Benefits and Payroll by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request attached as Annex A for consideration by Service Provider.
Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12 noon Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver. Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.
LOCATIONS
Services are initially provided from Fort Wayne, IN, USA to Canada and USA locations.
PREREQUISITES/DEPENDENCIES

•	Service Receiver will provide accurate and timely employee maintenance, time and attendance data and payroll adjustments required to produce pay checks. In conjunction with the preceding, Service Receiver will maintain the applications and interfaces documented in Attachment A.

•	Service Receiver will be responsible for providing new tax registration requirements to Service Provider. Applicable tax registration information will be provided to Service Provider as required to complete tax registration.

•	Service Receiver will be responsible for providing configuration changes to Service Provider including taxes, income, deductions, banking and benefits using the change request process and forms provided by Service Provider.

•	If Service Receiver sends inaccurate data to Service Provider it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

18

•	Service Receiver will setup and make available to Service Provider a disbursement account from which Service Provider utilizes draft authorization to process payroll. Service provider will request funding for payroll checks, payroll direct deposits, payroll taxes, and other benefit remittances from the Service Receiver Treasury Headquarter location. Service Provider will open and own payroll bank accounts for the payroll transactions. Funding is required in the bank account one day prior to the value date. Late funding of the payroll account by the Service Receiver may result in delay of payroll checks, applied 401(k) funds, and benefit payments. Any outstanding liabilities associated to payroll tax and benefits will remain on Service Provider’s general ledger at month end. Service Provider will retain interest earned, if any, on residual account balances and will pay all standard account related service fees. Any service fee associated with Non Sufficient Funds due to the Service Receiver will be the responsibility of the Service Receiver. Service provider will remit employee deductions from the Service Provider Accounts Payable bank account. Service Provider will collect the funds from the Service Receiver thru a 3rd party invoice.
Dependencies
•	Service Receiver must actively be engaged on the Infinium Application TSA and related Business Objects Universe for the duration this agreement is in effect.

•	Service Receiver, in a separate and independent agreement, must have the ADP application and interface active for the period of time in which this agreement is in effect.

•	Service receiver, in a separate and independent agreement, must have Concur and other Time and Attendance systems listed in Attachment A active and maintained with the correct interfaces and data feeds to Infinium by the Service Receiver for the period of time in which this agreement is in effect.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

•	The services documented within this agreement must be exited at the same time and as such cannot be exited in parts.

19

NOTICE REQUIREMENT
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
Exelis Inc.
1650 Tysons Boulevard
Suite 1700
McLean, VA 22102
Attention: Joe Daniel
Joe.daniel@exelisinc.com
If to the Service Receiver:
Xylem Inc.
2881 E Bayard Street
Seneca Falls, NY 13148
Attention: Linda Lynch
Linda.lynch@xyleminc.com
SERVICE LEVEL
Service Provider will classify incidents at its own discretion which are received using High, Medium, or Low. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services. Incidents classified using this methodology will be triaged as documented below for SS-Payroll-01, HR-Benefits-02, and HR-Benefits-03:

SLA	Response Time	Resolution
High	Within 24 hours of receiving notification during normal business hours	Within 24 — 48 hours of response during normal business hours

Medium	Within 48 hours of receiving notification during normal business hours	Within 48 — 120 hours of response during normal business hours

Low	Within 120 or more hours of receiving notification or as scheduled during normal business hours	Within 120 hours of response during normal business hours
In the event incidents cannot be resolved, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.

20

Premises at Fort Wayne
In addition to the services provided above, Service Provider will provide office space for two Service Receiver employees (“SREEs”) to its facilities at 1950 West Cook road, Fort Wayne, IN 46818 (the “Premises”). Access will include approximately 200 square feet of work space, and 2 desks located at the Premises and access to the internet, phone, and a printer. Included within the rental rate will be electrical, housekeeping, and pantry. Mail and reception service will not be provided.
General
•	Fixed assets on the books of the Service Provider as of the date of the ITT separation will remain the property of the Service Provider during and at the end of the term.

•	Fixed assets on the books of the Service Receiver as of the date of the ITT separation will remain the property of the Service Receiver during and at the end of the term.

•	Service Receiver shall have the reasonable right to use, and Service Provider shall at all times have exclusive control of, and operate and maintain, the common areas including the pantry in the manner Service Provider may reasonably determine to be appropriate.

•	SREEs will be permitted in the common areas and the specific location assigned to them. They will be provided with ID badges which they must wear at all times.
Prohibitions
Service Receiver is prohibited from the following without the Service Provider’s consent:
•	Making any changes to the physical layout of the Premises or any capital improvements

•	Inviting or permitting any other employee or agent or guest of Service Recipient to enter the Premises, other than employees who were former ITT Corporation employees. Service Receiver assumes all responsibility for actions of its employees, agents and guests on the Premises. SREEs and their visitors must adhere to the facility’s access requirements at all times.

•	Service Receiver will not be allowed to access Service Provider’s computer network. The SREEs will be allowed to access Service Receiver’s own computer network via wireless or landline data connections on the Premises.

•	Service Receiver has no right to sublease, assign or transfer their space, except upon a change of control of Service Receiver in which case only former ITT Corporation employees will be permitted access to the Premises. Assignment of this agreement requires landlord approval in writing.

•	Service Receiver agrees not to put up any external or internal signs during the term of the agreement.

21

Service Receiver’s Responsibilities
•	Service Receiver will be required to provide and pay for all support and services required to move out of the facility at the end of the term. If Service Receiver requires contractors to assist them in moving out of the facility, Service Receiver agrees to provide Service Provider with proof of adequate contractor insurance coverage prior to contractor entering into the facility.

•	Service Receiver agrees to remove all of their personal property from the Premises at the end of the term. Tenant must return rented space to pre move in condition, with the exception of the offices, which should be left in an “as is” condition.

•	Service Receiver agrees to abide by all rules and regulations set by the landlord including but not limited to those included in the lease between the landlord of the Premises and the Service Provider

•	Service Receiver agrees that all cabling that is used to attached Service Receiver’s PC’s to the IT infrastructure will remain the property of the Service Provider and will not be removed by the Service Receiver at the end of the term.

•	The SREEs will be required to show proper identification to enter the Premises as determined by the Service Provider
Term
•	The TSA for the Premises shall automatically expire 3 months after this TSA for Payroll Services, unless terminated earlier by notice to the Service Provider at least 90 days in advance of the date Service Receiver desires to terminate this portion of the TSA for space at the Premises. There shall be no make-whole or other fee due to Service Provider for early termination.
Pricing for Space at the Premises

During 2011	Cost plus 2% - 10% per month

From January 1, 2012 through December 31, 2012	Cost plus 2% - 10% per month

From January 1, 2013 through the end of the Term	Cost plus 2% - 10% per month
The prices set forth above solely with respect to space at the Premises include the 2% or 10% increase for profit and the 4.5% annual increase for inflation. Sales and use or other taxes are not included in the above mentioned pricing.

22

ADDITIONAL PRICING
Hourly Rate for Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources be required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.
Additional Pricing Rates (All in USD)

Location	Low	Medium	High
USA	$75	$100	$125
Greece	$35	$46	$58
Mexico	$19	$25	$31
Sweden	$75	$100	$125

23

ATTACHMENT A
Inbound Interfaces:

Interface Name	Program Name	Business Purpose	Vendor	Source System	Destination System
		Dependents	ACS	Infinium	ACS
		ACS Salary ISP and Pension	ACS	Infinium	ACS
		Create ADP Tax Journal	ADP	Infinium	ADP
		Maintain ADP Tax Controls	ADP	Infinium	ADP
		ADP Periodic & Qtrly File Downld	ADP	Infinium	ADP
		ADP Balance Report	ADP	Infinium	ADP
		Refresh ADP Employee Number	ADP	Infinium	ADP
		Unemployement emps	Barnett	Infinium	Barnett
		US_RELOWAGE_UPDATE.CARTUS	CARTUS	Infinium	CARTUS
		Send Cartus Receipt of gr	CARTUS	Infinium	CARTUS
		Concur — Employee Master File Feed	Concur	Infinium	Concur
		Employee information	Concur	Infinium	Concur Expense
		FTP Employee information	Concur	Infinium	Concur
		Export Employees to Concur	Concur	Infinium	Concur
		US Bank — Concur Travel	Concur	Infinum	Concur
		Garnishments	County Government	Infinium	County Government
		Empire Eligbility and HDHP Mellon pass thru	Empire/Blue	Infinium	Empire/Blue
		800 EVHR employee Infinium Data feed to (800)(Kronos) System	ITT	Infinium	Kronos
		Employee feed 500	ITT	Infinium	Cannon
		Cannon’s Full Employee Master Update To Cim	ITT	Infinium	Cannon
		Download Employee Date to IPG -Daily (ER 810 92SHR)	ITT	Infinium	Goulds

24

Interface Name	Program Name	Business Purpose	Vendor	Source System	Destination System
		Prudential Demographics 880	Prudential	Infinium	Prudential
		Prudential Demographics 881	Prudential	Infinium	Prudential
		Send Prudential Demographics Systems	Prudential	Infinium	Prudential
		Prudential Systems Demographics(ENI, CAP, CMC, ECI)	Prudential	Infinium	Prudential
		Cobra — New Hire	SHPS	Infinium	SHPS
		FSA — Deduction feed to SHPS	SHPS	Infinium	SHPS
		Stock Options Eligibility	Smith Barney	Infinium	Smith Barney
		Smith Barney CODES FILE	Smith Barney	Infinium	Smith Barney
		Smith Barney EMAIL ADDRESSES	Smith Barney	Infinium	Smith Barney
		Smith Barney PARTICIPANTS	Smith Barney	Infinium	Smith Barney
		New Hire	State of Indiana	Infinium	State of Indiana
		WebMD ELIGIBILITY	WebMD	Infinium	WebMD
		FTP CCUSECHD2 — Well Fargo password change	Wells Fargo	Infinium	Wells Fargo
		CLP to send payroll ACH file to Wells Fargo	Wells Fargo	Infinium	Wells Fargo
		CLP to run entire Wells Fargo pos pay process	Wells Fargo	Infinium	Wells Fargo
		modified International ACH file for ALL of CANADA	Wells Fargo	Infinium	Wells Fargo
		Direct deposit transmission	Wells Fargo	Infinium	Wells Fargo
		Send Check Recon to bank	Wells Fargo	Infinium	Wells Fargo
		Re-send check recon to bank	Wells Fargo	Infinium	Wells Fargo
		Payroll ACH	Wells Fargo	Infinium	Wells Fargo

25

Interface Name	Program Name	Business Purpose	Vendor	Source System	Destination System
		Active Directory	ITT	Infinium	ITT
		HM Update Health Mast — Defense Companies	ITT — HM	Infinium	HM
		Hyperion Planning — Build Transmission file	ITT Hyperion	Infinium	Hyperion
		SAP AUTO PAY Benefit Deductions sent to Seneca Fall SAP system	ITT SAP	Infinium	SAP P2P
		Send file to Hancock	John Hancock	Infinium	John Hancock
		John Hancock Eligbility	John Hancock	Infinium	John Hancock
		401K Feedback file from JP Morgan	JP Morgan	Infinum	JP Morgan
		KAISER ELIGIBILITY	Kaiser Permanete	Infinium	Kaiser Permanete
		Transmit file to Life Plus for Marsh	Marsh	Infinium	Marsh
		Upload Life Plus file	Marsh	Infinium	Marsh
		LifePlus Eligibility	Marsh	Infinium	Marsh
		HSA Send Extract File From Robot Job	Mellon	Infinium	Mellon
		Medco Prescription	Merck Medco	Infinium	Merck Medco
		Metlife ltd/std mth — GL Advices	Metlife Advices	Infinium	Metlife
		Metlife LTD/STD ( Menu option)	Metlife Advices	Infinium	Metlife
		Metlife Dental	Metlife Dental	Infinium	Metlife Dental
		Print Voluntary Accident Monthly report data	National Union Fire	Infinum	National Union Fire
		PACIFICARE ELIG	PACIFICARE	Infinium	PACIFICARE
		Prudential Loans Systems	Prudential	Infinium	Prudential
		ENI Prudential Dollar Send — 800	Prudential	Infinium	Prudential
		CAP Prudential Dollar Send -881	Prudential	Infinium	Prudential
		ECI Prudential Dollar Send — 883	Prudential	Infinium	Prudential

26

Interface Name	Program Name	Business Purpose	Vendor	Source System	Destination System
		AC ISP Rate change file	ACS	ACS	Infinium
		Dependents	ACS	Infinium	ACS
		ACS Salary ISP and Pension	ACS	Infinium	ACS
		Create ADP Tax Journal	ADP	Infinium	ADP
		ADP Qtrly Unempl Process	ADP	ADP	Infiniium GL
		Maintain ADP Tax Controls	ADP	Infinium	ADP
		ADP Periodic & Qtrly File Downld	ADP	Infinium	ADP
		ADP Balance Report	ADP	Infinium	ADP
		Refresh ADP Employee Number	ADP	Infinium	ADP
		SAVINGS BOND CONT FL	BANK OF CANADA	Infinium	BANK OF CANADA
		Unemployement emps	Barnett	Infinium	Barnett
		To update Infinium HR; contains pension data	Buck	Buck	Infinium
		Load and List wage request file from Cartus	CARTUS	CARTUS	Infinium
		Load Cartus file and process-batch job	CARTUS	CARTUS	Infinium
		Bring in Cartus Wage Request file	CARTUS	CARTUS	Infinium
		Load Cartus Gross Ups	CARTUS	CARTUS	Infinium
		US_RELOWAGE_UPDATE.CARTUS	CARTUS	Infinium	CARTUS
		Send Cartus Receipt of gr	CARTUS	Infinium	CARTUS

27

Interface Name	Program Name	Business Purpose	Vendor	Source System	Destination System
		Re-Apply Concur (PYPME History) to Payroll	Concur	Concur	Infinium
		Concur — Load Employees from INFIN	Concur	Concur	Infinium

		Expense transations	Concur	Concur	Infinium
		CONCUR — travel process expense records	Concur	Concur	Infinium
		Concur- Employee Master File Feed	Concur	Infinium	Concur
		Employee information	Concur	Infinium	Concur E-Xpense
		FTP Employee information	Concur	Infinium	Concur
		Export Employees to Concur	Concur	Infinium	Concur
		US Bank — Concur Travel	Concur	Infinum	Concur
		Garnishments	County Government	Infinium	County Government
		Empire Eligbility and HDHP Mellon pass thru	Empire/Blue	Infinium	Empire/Blue
		Labor feed 800	Infinium	B&G	Infinium
		Labor feed CQC	Infinium	Canada	Infinium
		Canadian Kronos Labor interface to Infinium	Infinium	Canada Krono	Infinium
		Labor To Daily Time (CPSAL)	Infinium	CPSAL	Infinium
		Labor Load (FFSAL)	Infinium	FFSAL	Infinium
		Labor Load (FISAL)	Infinium	FISAL	Infinium
		Labor feed 831	Infinium	FLOBW	Infinium
		Labor feed 800	Infinium	Flojet	Infinium
		labor laod(FLSAL)	Infinium	FLSAL	Infinium
		Labor Load (GPH9V)	Infinium	G9H	Infinium
		Labor load (GPH9W)	Infinium	G9H	Infinium
		Labor feed 835	Infinium	Gould Pumps -WTG	Infinium
		Labor feed 800	Infinium	Heat	Infinium
		After Posting CL-Create GL Interface Files	Infinium	Infinium	Infinium
		Time(LEOSAL)	Infinium	LEOSAL	Infinium
		Time(PISAL)	Infinium	PISAL	Infinium

28

Interface Name	Program Name	Business Purpose	Vendor	Source System	Destination System
		Labor feed 860	Infinium	Rule Hr	Infinium
		Labor feed 860	Infinium	Rule Sal	Infinium
		Time(WPC)	Infinium	WCP	Infinium
		Time(WEDBW)	Infinium	WEDBW	Infinium
		Promotions	Infinium	Excel	Infinium
		Salary Changes	Infinium	Excel	Infinium
		FTC Employee Master to be FTP	ITT	Infinium	Infinium
		FTCGL to be sent out to FTC	ITT	Infinium	Infinium
		Goulds GL to be FTP	ITT	Infinium	Infinium
		Goulds Flowtronex GL to be FTP	ITT	Infinium	Infinium
		Creates and Builds GL recs for a Cycle code	ITT	Infinium	Infinium
		Employee information 800	ITT	Infinium	B&G
		Kronos employee download CQC	ITT	Infnium	Canadian companies
		Generic GL Interface File	ITT	Infinium	Infinium
		Active Directory	ITT	Infinium	ITT
		FLYGT EMP FEED	ITT — FLYGT	Infinium	FLYGT
		HM Update Health Mast — Defense Companies	ITT — HM	Infinium	HM
		Hyperion Planning- Build Transmission file	ITT Hyperion	Infinium	Hyperion
		SAP AUTO PAY Benefit Deductions sent to Seneca Fall SAP system	ITT SAP	Infinium	SAP P2P
		Send file to Hancock	John Hancock	Infinium	John Hancock
		John Hancock Eligbility	John Hancock	Infinium	John Hancock
		Receive Long Term Care file	John Hancock	John Hancock	Infinium
		Receive LongTerm Care Billing file	John Hancock	John Hancock	Infinium
		Copy from Tape J&HKVI data to file XPYPJHI	John Hancock	John Hancock	Infinium
		Receive life plus file	John Hancock	John Hancock	Infinium
		401K Feedback file from JP Morgan	JP Morgan	Infinum	JP Morgan
		401K Hourly to JP Morgan	JP Morgan	JP Morgan	Infinium
		KAISER ELIGIBILITY	Kaiser Permanete	Infinium	Kaiser Permanete
		Transmit file to Life Plus for Marsh	Marsh	Infinium	Marsh
		Upload Life Plus file	Marsh	Infinium	Marsh
		Life Plus Eligibility	Marsh	Infinium	Marsh
		Receive Life Plus Input File	Marsh	Marsh	Infinium

29

Interface Name	Program Name	Business Purpose	Vendor	Source System	Destination System
		Medco Prescription	Merck Medco	Infinium	Merck Medco
		Metlife ltd/std mth — GL Advices	Metlife Advices	Infinium	Metlife
		Metlife LTD/STD ( Menu option)	Metlife Advices	Infinium	Metlife
		Metlife Dental	Metlife Dental	Infinium	Metlife Dental
		Print Voluntary Accident Monthly report data	National Union Fire	Infinum	National Union Fire
		PACIFICARE ELIG	PACIFICARE	Infinium	PACIFICARE
		Receive and process autotime — car allowance	Runzheimer	Runzheimer	Infinium
		Receive and process Can AT — car allowance	Runzheimer	Runzheimer	Infinium
		Re-Apply Runzheimer (PYPME History) to Payroll	Runzheimer	Runzheimer	Infinium
		Cobra — New Hire	SHPS	Infinium	SHPS
		FSA — Deduction feed to SHPS	SHPS	Infinium	SHPS
		Stock Options Eligibility	Smith Barney	Infinium	Smith Barney
		Smith Barney CODES FILE	Smith Barney	Infinium	Smith Barney
		Smith Barney EMAIL ADDRESSES	Smith Barney	Infinium	Smith Barney
		Smith Barney PARTICIPANTS	Smith Barney	Infinium	Smith Barney
		Receive Smith Barney Options	Smith Barney	Smith Barney	Infinium
		Receive Smith Barney Restricted	Smith Barney	Smith Barney	Infinium
		New Hire	State of Indiana	Infinium	State of Indiana
		United Way Upload to PYPDE	United Way	United Way	Infinium
		WebMD ELIGIBILITY	WebMD	Infinium	WebMD
		FTP CCUSECHD2 — Well Fargo password change	Wells Fargo	Infinium	Wells Fargo
		CLP to send payroll ACH file to Wells Fargo	Wells Fargo	Infinium	Wells Fargo
		CLP to run entire Wells Fargo pos pay process	Wells Fargo	Infinium	Wells Fargo
		modified International ACH file for ALL of CANADA	Wells Fargo	Infinium	Wells Fargo
		Direct deposit transmission	Wells Fargo	Infinium	Wells Fargo
		Send Check Recon to bank	Wells Fargo	Infinium	Wells Fargo
		Re-send check recon to bank	Wells Fargo	Infinium	Wells Fargo
		Payroll ACH	Wells Fargo	Infinium	Wells Fargo
		CLP to receive check recon file from Wells Fargo	Wells Fargo	Wells Fargo	Infinium
		Receive Check recon	Wells Fargo	Wells Fargo	Infinium

30

ATTACHMENT B
The following table documents the process day for the in-scope pay cycles:

EMPLOYER	CYCLE CODE	NAME	FREQ	Paid Lag	Paid Current	Process Day	NEWCO	Required By
GOULDS PUMPS CANADA (IPG)	CGOBW	Bl WEEKLY CGO	B		X	Pay Week — Monday	ITTCO	Mon — 2pm
ONTARIO PRO SERVICES CENTER	CONBW	Bl WEEKLY CON	B	X		Pay Week — Monday	ITTCO	Mon — 2pm
ITT CANNON	BIWBW	BIWBI WEEKLY	B	X		Pay Week — Tuesday	ITTCO	Tues — 2pm
ITT CANNON	BIWHR	BIW HOURLY	B	X		Pay Week — Tuesday	ITTCO	Tues — 2pm
ITT CANNON	BWCAN	Bl WEEKLY CANNON	B	X		Pay Week — Monday	ITTCO	Tues — 2pm
ITT CANNON	HRCAN	CANNON HOURLY EMPLOYEES	B	X		Pay Week — Tuesday	ITTCO	Tues — 2pm
ITTVEAM, LLC	BWVEA	VEAM SALARY	B	X		Pay Week — Monday	ITTCO	Tues — 2pm
ITTVEAM, LLC	HRVEA	HOURLY VEAM	B	X		Pay Week — Monday	ITTCO	Tues — 2pm

ITT CORPORATION	BWIND	ITT INDUSTRIES BI-WEEKLY	B	X		Pay Week — Tuesday	Unknown	Tues — 2pm
COMPUTER & EQUIP LEASING CORP	CELBW	COMPUTER & EQUIP LEASING	B		X	Non Pay Week — Friday	Unknown	Tues — 2pm
ITT TRANSPORTATION DIST SVCS	BWGRP	TDS BW	B		X	Non Pay Week — Friday	Unknown	Tues — 2pm
ITT FLUID TECHNOLOGY	AERHR	AEROSPACE HOURLY AH	W	X		Pay Week — Monday	ITTCO	Tues — 2pm
ITT FLUID TECHNOLOGY	AESAL	AEROSPACE SALARY AP	B	X		Pay Week — Monday	ITTCO	Tues — 2pm
ITT FLUID TECHNOLOGY	AMOHR	AMORY HOURLY FH	W	X		Pay Week — Monday	ITTCO	Tues — 2pm
ITT FLUID TECHNOLOGY	AMSAL	AMORY SALARY FS	B		X	Pay Week — Tuesday	ITTCO	Tues — 2pm

31

EMPLOYER	CYCLE CODE	NAME	FREQ	Paid Lag	Paid Current	Process Day	NEWCO	Required By
ITT R&CW CANADA	FPCAS	FLUID PRODUCTS	B		X	Pay Week — Monday	WaterCO	Mon — 2pm

ITT WATER & WASTEWATE	FLCAN	BI WEEKLY FLYGT	B		X	Non Pay Week —	WaterCO	Mon — 2pm

ITT CORPORATI	BWIND	ITT INDUSTRIES	B	X		Pay Week — Tuesday	Unknown	Tues — 2pm
COMPUTER & EQUIP	CELBW	COMPUTER & EQUIP	B		X	Non Pay Week —	Unknown	Tues — 2pm

ITT	BWGRP	TDS BW	B		X	Non Pay	Unknown	Tues — 2pm
ITT FLUID TECHNOLOGY	BGSAL	BELL & GOSSETT	B		X	Pay Week — Tuesday	WaterCO	Tues — 2pm
ITT FLUID TECHNOLOGY	BGUN	BELL& GOSSETT	B	X		Pay Week — Tuesday	WaterCO	Tues — 2pm
ITT FLUID TECHNOLOGY	CONHR	CONOFLOW HOURLY CH	W	X		Pay Week — Monday	WaterCO	Tues — 2pm
ITT FLUID TECHNOLOGY	COSAL	CONOFLOW SALARY CN	B		X	Non Pay Week —Friday	WaterCO	Tues — 2pm
ITT FLUID TECHNOLOGY	CPSAL	CUSTOM PUMPS SALARY	B		X	Non Pay Week — Thursday	WaterCO	Tues — 2pm
ITT FLUID TECHNOLOGY	FLOBW	FLOJET BI WEEKLY	B		X	Non Pay Week —	WaterCO	Tues — 2pm
ITT FLUID TECHNOLOGY	FTCBW	FTC BI WEEKLY	B		X	Pay Week — Tuesday	WaterCO	Tues — 2pm
ITT FLUID TECHNOLOGY	GRSAL	GRINDEX SALARY GR	B		X	Non Pay Week —Friday	Unknown	Tues — 2pm
ITT FLUID TECHNOLOGY	HTUN	HEAT TRANSFER	W	X		Pay Week — Monday	WaterCO	Tues — 2pm
ITT FLUID	RCSAL	R&CW HQ	B		X	Pay Week —	WaterCO	Tues — 2pm
ITT FLUID	SHBW	SHEROTEC	B		X	Non Pay	Unknown	Tues — 2pm
ITT FLUID TECHNOLOGY	SHHR	SHEROTEC HOURLY ST	W	X		Pay Week — Monday	Unknown	Tues — 2pm
ITT FLUID	WTBW	WET	B	X		Pay Week —	Unknown	Tues — 2pm
LAING	LTSAL	LAING	B		X	Pay Week —	WaterCO	Tues — 2pm
ITT CORPORATI	FRCSA	GOULD SHARED	B		X	Non Pay Week —	Unknown	Tues — 2pm
ITT GOULDS PUMPS PA	H9XSA	ASHLAND SALARY	B		X	Non Pay Week —	Unknown	Tues — 2pm
ITT GOULDS PUMPS TEXAS	H9WSA	TX TURBINE & PRO SHOP SALARY	B		X	Non Pay Week — Thursday	WaterCO	Tues — 2pm

FLOWTRONE X PSI INC	FLOBW	FLOWTRONE X PSI BW	B	X		Non Pay Week —	WaterCO	Tues — 2pm
ITT WATER	9XLWS	WATER TEC	B		X	Non Pay	WaterCO	Tues — 2pm

32

EMPLOYER	CYCLE CODE	NAME	FREQ	Paid Lag	Paid Current	Process Day	NEWCO	Required By
ITT WATER TECHNOLOG	92WTG	WATER TECH WEEKLY	W	X		Pay Week — Monday	WaterCO	Tues — 2pm
GODWIN PUMPS OF	WKGWP	GODWIN PUMP	W	X		Pay Week — Tuesday	WaterCO	Tues — 2pm
GODWIN PUMPS OF	BWGWP	GODWIN PUMP Bl -	B	X		Pay Week — Tuesday	WaterCO	Tues — 2pm
ITT WATER & WASTEWATE R IN LLC	FISAL	MINERVA SALARY BIWEEKLY	B		X	Non Pay Week —Friday	WaterCO	Tues — 2pm
ITT WATER & WASTEWATE	FFSAL	FLYGT FLORIDA SAL	B		X	Non Pay Week —	WaterCO	Tues — 2pm
ITT RULE	RUSAL	RULE SALARY	B		X	Pay Week —	WaterCO	Tues — 2pm
ADVANCED WATER	WPC	WATER POLUTION	B		X	Pay Week — Monday	WaterCO	Tues — 2pm
SRP ACQUISITION CORP	ROYCE	SRP ACQUISITION CORP	B		X	Pay Week — Monday	WaterCO	Tues — 2pm
WEDECO INC	WEDBW	WEDECO BW	B	X		Pay Week —	WaterCO	Tues — 2pm
THE FB LEOPOLD	LEOSA	LEOPOLD BW	B		X	Pay Week — Monday	WaterCO	Tues — 2pm
NOVA ANALYTICS	BWEXE	Bi-Weekly Executive	B	X		Pay Week — Tuesday	WaterCO	Tues — 2pm
NOVA ANALYTICS EUROPE LLC	BWNAE	BW NOVA ANALYTICS EUROPE LLC	B	X		Pay Week — Tuesday	WaterCO	Tues — 2pm
GLOBAL WATER INSTRUMEN TATION	BWGWI	BW GLOBAL WATER INSTRUMEN TATION	B	X		Non Pay Week Tuesday	WaterCO	Tues — 2pm
BELLINGHA M&	BWBSI	BELLINGHA M&	B		X	Pay Week — Tuesday	WaterCO	Tues — 2pm
AANDERAA DATA INSTRUMEN	BWADI	BW AANDERAA DATA	B		X	Pay Week — Tuesday	WaterCO	Tues — 2pm

33

EMPLOYER	CYCLE CODE	NAME	FREQ	Paid Lag	Paid Current	Process Day	NEWCO	Required By
ITT FLUID TECHNOLOGY	CTBW	C’TREAT BW	B		X	Non Pay Week -Friday	ITTCO	Tues - 2pm
ITT FLUID TECHNOLOGY	EVHR	ENG VALVES HOURLY	W	X		Pay Week - Monday	ITTCO	Tues - 2pm
ITT FLUID TECHNOLOGY	EVSAL	ENG VALVES SALARY EV	B		X	Non Pay Week -Friday	ITTCO	Tues - 2pm
ITT FLUID TECHNOLOGY	GRSAL	GRINDEX SALARY GR	B		X	Non Pay Week -Friday	Unknown	Tues - 2pm
ITT FLUID TECHNOLOGY	MFCBW	MOTION FLOW CONTROL SALARY	B		X	Pay Week - Tuesday	ITTCO	Tues - 2pm
ITT FLUID TECHNOLOGY	SHBW	SHEROTEC BW	B		X	Non Pay Week -Friday	Unknown	Tues - 2pm
ITT FLUID TECHNOLOGY	SHHR	SHEROTEC HOURLY ST	W	X		Pay Week - Monday	Unknown	Tues - 2pm
ITT FLUID TECHNOLOGY	WTBW	WET	B	X		Pay Week - Monday	Unknown	Tues - 2pm
ITT GOULDS PUMPS	CARBN	CARBON INDUSTRIES	B		X	Non Pay Week -Friday	ITTCO	Tues - 2pm
ITT GOULDS PUMPS	EVZHR	DIV-IPG, UNITS VU,PJ,QU WEEKLY	W	X		Pay Week - Monday	ITTCO	Tues - 2pm
ITT GOULDS PUMPS	H9WPS	PRO SHOP SALARY TX-BI-WEEKLY	B		X	Pay Week - Monday	ITTCO	Tues - 2pm
ITT GOULDS PUMPS	PROBW	BI WEEKLY CYCLE	B		X	Non Pay Week -Friday	ITTCO	Tues - 2pm
ITT GOULDS PUMPS	9XLCS	CITY OF INDUSTRY SALARY	B		X	Non Pay Week -Friday	ITTCO	Tues - 2pm
ITT GOULDS PUMPS	9XLSA	GOULD’S IPG BI-WEEKLY SALARY	B		X	Non Pay Week -Friday	ITTCO	Tues - 2pm
ITT GOULDS PUMPS	92SHR	SF UNION -IPG-SU, CPG-WU WKLY	W	X		Pay Week - Monday	ITTCO	Tues - 2pm

34

EMPLOYER	CYCLE CODE	NAME	FREQ	Paid Lag	Paid Current	Process Day	NEWCO	Required By
ITT CORPORATION( FRC)	FRCSA	GOULD SHARED SERVICES	B		X	Non Pay Week — Thursday	Unknown	Tues — 2pm
ITT GOULDS PUMPS PA	H9XSA	ASHLAND SALARY	B		X	Non Pay Week —Friday	Unknown	Tues — 2pm
ITT GOULDS PUMPS IPG	H9YSA	IPG SALARY	B		X	Non Pay Week — Thursday	ITTCO	Tues — 2pm
ITT ENERGY ABSORPTION(ENIDINE)	EAHR	ENIDINE WEEKLY HOURLY EA	W	X		Pay Week — Tuesday	ITTCO	Tues — 2pm
ITT ENERGY ABSORPTION(ENIDINE)	EASAL	ENIDINE BI-WEEKLY SALARY EA	B	X		Pay Week — Tuesday	ITTCO	Tues — 2pm
ITT ENERGY ABSORPTION (CAP)	CAHR	CAP WEEKLY HOURLY CA	W	X		Pay Week — Monday	ITTCO	Tues — 2pm
ITT ENERGY ABSORPTION (CAP)	CASAL	CAP BI-WEEKLY SALARY CA	B	X		Non Pay Week —Friday	ITTCO	Tues — 2pm
ITT CONTROLS (CMC)	BIHR	BILLERICA HOURLY CM	B	X		Pay Week — Tuesday	ITTCO	Tues — 2pm
ITT CONTROLS (CMC)	BISAL	BILLERICA Bl WEEKLY SALARY CM	B		X	Pay Week — Tuesday	ITTCO	Tues — 2pm
ITT CONTROLS (CMC)	CMHR	CMC BI-WEEKLY HOURLY CM	B	X		Pay Week — Tuesday	ITTCO	Tues — 2pm
ITT CONTROLS (CMC)	CMSAL	CMC BI-WEEKLY SALARY CM	B		X	Pay Week — Tuesday	ITTCO	Tues — 2pm
ITT-KALIBURN INC.	KBHR	KALI BURN HOURLY (BI-WEEKLY)	B	X		Pay Week — Tuesday	ITTCO	Tues — 2pm
ITT-KALIBURN INC.	KBSAL	KALI BURN SALARY (BI-WEEKLY	B		X	Pay Week — Tuesday	ITTCO	Tues — 2pm
ITT KONI	BWFRI	KONI FRICTION SALARIED	B		X	Non Pay Week — Thursday	ITTCO	Tues — 2pm
ITT KONI	BWKON	BI WEEKLY KONI	B		X	Non Pay Week — Thursday	ITTCO	Tues — 2pm

35

ATTACHMENT C
Custom Queries to be run once a month by service provider:

Application Used to
Query/Report Name	Produce Information	Provider	Information Supplied	Frequency of Request
DWA87200_MonthYear	Infinium Query	Debbie Weeks	Salaries Information of employees on Severance (Income Codes 00140 and 00270)	Monthly
Payroll by Individual	Business Objects	Carol Whisler	Payroll information of HQ Employees with names and cost centers	Monthly
Headcount	Business Objects	Idania Miro	Payroll information of HQ Employees with names and cost centers	Monthly

36

SCHEDULE CB2
SECURITY OPERATIONS CENTER
     Schedule Intentionally Deleted Prior to Distribution Date

1

SCHEDULE CB3
INFINIUM APPLICATION SERVICES
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this service should be directed to:

Name	Title	Phone	e-mail
Dan Johnston Exelis Inc.	Enterprise Applications Manager	(260) 451-6042	dan.johnston@exelisinc.com

Donna Sanabria Xylem Inc.	IT Director, Corporate Functions and PMO	(914) 641-2046	donna.sanabria@xyleminc.com
GENERAL SERVICE DESCRIPTION
Service Provider will provide Infinium Application Support Services for Service Receiver.
Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

Minimum Service
			BAU Transaction	Period
Service #	Service Name	Description of Service	Volume	(in mo.)	Service Charge
Provide Infinium Application HR, Payroll, and General Ledger Related Support Services:

IT-Infinium-01	Infinium Application HR, Payroll and related GL Support Services
•     Access to Infinium Application — Service Provider will provide access to application through form(s) signed off by the appropriate signing authority or designated Executive per the Master Services Agreement, and submitted through Remedy tickets. Service Provider will give access to the requested menu options. Service Provider will provide access to application for authorized service receiver users per the security guidelines outlined in the Master Services Agreement. Service Provider will create new application and database users pre-approved by Service Recipient, maintain application and database passwords, maintain application and database security to meet security and controls guidelines identified in Master Services Agreement, as well as monitor and restrict unauthorized access to source code and data. Service Provider will maintain production batch schedule, execute batch jobs, assess impact of failed batch jobs, and adjust schedule to account for batch job failures and delays. Service Provider will execute web server and application server configuration changes, monitor and maintain application administration Cron jobs and shell scripts. Time required to provide access to the application will be within (5) five business days.
				18	Costs will be passed through as part of the HR/Payroll/Benefits TSA

•     Infinium Support & Maintenance — Service Provider will monitor incident resolution requests as reported via Remedy tickets, recommend and notify Service Receiver, and implement incident resolution or expected fix from vendor per the SLA outlined in the Service Level section of this agreement. Service Provider will identify and communicate breaks in application discovered by automated or monitoring system, develop solution and approach to address break in application, and implement fixes to resolve break in application.
65 calls/ month

•     Infinium Database Support — Service Provider will trouble shoot database related incidents as reported via Remedy tickets. These activities include maintaining database schemas if necessary, performing data cleanup activities as well as scheduled maintenance activities, requesting database/file restores, and providing support for all database issues in production and test/development environments.
6 calls/ month

• Custom reports and data extracts will be provided as necessary to support legal, audit and compliance tasks when requested by authorized individuals.

• Ad-Hoc development/services or processing of reports consistent with what was provided in the

2

Minimum Service
			BAU Transaction	Period
Service #	Service Name	Description of Service	Volume	(in mo.)	Service Charge
12 months prior to the distribution date will be supported as part of this agreement. Any new Ad-Hoc reporting requirements will be considered out-of-scope and will be provided on a time and materials basis as described in the Additional Pricing section of this agreement.

•     Any modification of 3rd Party Interfaces consistent with support of BAU or seasonal business processes which were provided with existing internal resources in the 12 months prior to the distribution date will be supported as part of this agreement. Any changes to 3rd party relationships which require new interface modifications or re-writes are not included as part of the scope of this agreement and will be provided on a time and materials basis as described in the Additional Pricing section of this agreement.

Provide Infinium Application General Ledger Support for Enterprise Accounting Function:

IT-Infinium-02	Infinium Application GL Services for Enterprise Accounting Function Support Services
•     Access to Infinium Application — Service Provider will provide access to application through form(s) signed off by the appropriate signing authority or designated Executive per the Master Services Agreement, and submitted through Remedy tickets. Service Provider will give access to the requested menu options. Service Provider will provide access to application for authorized service receiver users per the security guidelines outlined in the Master Services Agreement. Service Provider will create new application and database users pre-approved by Service Recipient, maintain application and database passwords, maintain application and database security to meet security and controls guidelines identified in Master Services Agreement, as well as monitor and restrict unauthorized access to source code and data. Service Provider will maintain production batch schedule, execute batch jobs, assess impact of failed batch jobs, and adjust schedule to account for batch job failures and delays. Service Provider will execute web server and application server configuration changes, monitor and maintain application administration Cron jobs and shell scripts. Time required to provide access to the application will be within (5) five business days.
				18	Costs will be passed through as part of General Ledger Accounting — ITT HQ TSA

•     Infinium Support & Maintenance — Service Provider will monitor incident resolution requests as reported via Remedy tickets, recommend and notify Service Receiver, and implement incident resolution or expected fix from vendor per the SLA outlined in the Service Level section of this agreement. Service Provider will identify and communicate breaks in application discovered by automated or monitoring system, develop solution and approach to address break in application, and implement fixes to resolve break in application.
65 calls/ month

3

Minimum Service
			BAU Transaction	Period
Service #	Service Name	Description of Service	Volume	(in mo.)	Service Charge

•     Infinium Database Support — Service Provider will trouble shoot database related incidents as reported via Remedy tickets. These activities include maintaining database schemas if necessary, performing data cleanup activities as well as scheduled maintenance activities, requesting database/file restores, and providing support for all database issues in production and test/development environments.
6 calls/ month

• Custom reports and data extracts will be provided as necessary to support legal, audit and compliance tasks when requested by authorized individuals.

•     Ad-Hoc development/services or processing of reports consistent with what was provided in the 12 months prior to the distribution date will be supported as part of this agreement. Any new Ad-Hoc reporting requirements will be considered out-of-scope and will be provided on a time and materials basis as described in the Additional Pricing section of this agreement.

•     Any modification of 3rd Party Interfaces consistent with support of BAU or seasonal business processes which were provided with existing internal resources in the 12 months prior to the distribution date will be supported as part of this agreement. Any changes to 3rd party relationships which require new interface modifications or re-writes are not included as part of the scope of this agreement and will be provided on a time and materials basis as described in the Additional Pricing section of this agreement.

Provide Infinium Accounts Payable and Currency Management Support for Enterprise Accounting Function:

IT-Infinium-03	Infinium Application AP and CM Support Services
•     Access to Infinium Application — Service Provider will provide access to application through form(s) signed off by the appropriate signing authority or designated Executive per the Master Services Agreement, and submitted through Remedy tickets. Service Provider will give access to the requested menu options. Service Provider will provide access to application for authorized service receiver users per the security guidelines outlined in the Master Services Agreement. Service Provider will create new application and database users pre-approved by Service Recipient, maintain application and database passwords, maintain application and database security to meet security and controls guidelines identified in Master Services Agreement, as well as monitor and restrict unauthorized access to source code and data. Service Provider will maintain production batch schedule, execute batch jobs, assess impact of failed batch jobs, and adjust schedule to account for batch job failures and delays. Service Provider will execute web server
				18	Costs will be passed through as part of General Ledger Accounting–ITT HQ

4

      and application server configuration changes, monitor and maintain application administration Cron jobs and shell scripts. Time required to provide access to the application will be within (5) five business days.

•     Infinium Support & Maintenance — Service Provider will monitor incident resolution requests as reported via Remedy tickets, recommend and notify Service Receiver, and implement incident resolution or expected fix from vendor per the SLA outlined in the Service Level section of this agreement. Service Provider will identify and communicate breaks in application discovered by automated or monitoring system, develop solution and approach to address break in application, and implement fixes to resolve break in application.
20 calls/ month

•     Infinium Database Support — Service Provider will trouble shoot database related incidents as reported via Remedy tickets. These activities include maintaining database schemas if necessary, performing data cleanup activities as well as scheduled maintenance activities, requesting database/file restores, and providing support for all database issues in production and test/development environments.
6 calls/ month

*	BAU volumes will be calculated on a rolling 12-month average to account for seasonal fluctuations and any temporary spike in service volumes post-spin.

*	For BAU volumes, one incident will be considered the equivalent of one call (regardless of the number of phone conversations related to the same issue).
Services that will not be provided as part of this agreement are:
•	Employee Self Service Module (including Online Benefits Enrollment)
Service Volumes Greater Than or Less Than Observed Pre-Distribution Date
Service Provider will deliver the same volume of Services as delivered in the 12 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities on a time and materials basis with respect to the one-time set-up fees. The table below will then apply following the completion of the one-time set-up activities.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

5

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service.
Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the other Service Recipients.
Exit Services
The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable best efforts to assist Service Receiver in exiting of this agreement. These efforts include:

IT-Infinium-04	Infinium Migration	• Support of data extraction requests from the Service Receiver	Time and Materials Based on Additional Pricing Section

• Providing Subject Matter Expertise in helping the Service Receiver understand current state data schema and configuration details

Service Provider will provide the following knowledge transfer services:

IT-Infinium-05	Infinium Knowledge Transfer	• Existing non-sensitive documentation maintained by the Service Provider will be given to the Service Receiver as it relates to the Infinium Application and related interfaces	Time and Materials Based on Additional Pricing Section

6

Supplemental Services
For requests for supplemental services relating to Infinium Application support services by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request attached as Annex A for consideration by Service Provider.
Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12 noon Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver. Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.
LOCATIONS
Services are initially provided from Fort Wayne, IN, USA to Canada and USA locations for HR and payroll, and White Plains, NY for GL, AP, and CM.
PREREQUISITES/DEPENDENCIES

•	Service Receiver will maintain the applications and interfaces documented in Attachment A.

•	Any IT services required to support business services outlined in the HR/Payroll/Benefits TSA and which were provided in the 12 months prior to the distribution date will be supported as part of this agreement.

•	If Service Receiver sends inaccurate data to Service Provider it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

7

NOTICE REQUIREMENT
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
Exelis Inc.
1650 Tysons Boulevard
Suite 1700
McLean, VA 22102
Attention: Joe Daniel
Joe.daniel@exelisinc.com
If to the Service Receiver:
Xylem Inc.
240 Fall Street
Seneca Falls, NY 13148
Attention: Linda Lynch
Linda.lynch@xyleminc.com
SERVICE LEVEL
Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services. Incidents classified using this methodology will be triaged as documented in Attachment B.
In the event incidents cannot be resolved in the time outlined in Attachment B, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.
ADDITIONAL PRICING
Hourly Rate for Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources be

8

required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.
Additional Pricing Rates (All in USD)

Location	Low	Medium	High
USA	$75	$100	$125

Greece	$35	$46	$58

Mexico	$19	$25	$31

Sweden	$75	$100	$125

9

ATTACHMENT A

Interface Name	Program Name	Business Purpose	Vendor	Source System	Destination System
		AC ISP Rate change file	ACS	ACS	Infinium
		To update Infinium HR; contains pension data	Buck	Buck	Infinium
		Load and List wage request file from Cartus	CARTUS	CARTUS	Infinium
		Load Cartus file and process-batch job	CARTUS	CARTUS	Infinium
		Bring in Cartus Wage Request file	CARTUS	CARTUS	Infinium
		Load Cartus Gross Ups	CARTUS	CARTUS	Infinium
		Re-Apply Concur (PYPME History) to Payroll	Concur	Concur	Infinium
		Concur — Load Employees from INFIN	Concur	Concur	Infinium

		Expense transations	Concur	Concur	Infinium
		CONCUR — travel process expense records	Concur	Concur	Infinium
		Labor feed 800	Infinium	B&G	Infinium
		Labor feed CQC	Infinium	Canada	Infinium
		Canadian Kronos Labor interface to Infinium	Infinium	Canada Krono	Infinium
		Labor To Daily Time (CPSAL)	Infinium	CPSAL	Infinium
		Labor Load (FFSAL)	Infinium	FFSAL	Infinium
		Labor Load(FISAL)	Infinium	FISAL	Infinium

10

Interface Name	Program Name	Business Purpose	Vendor	Source System	Destination System
		Labor feed 831	Infinium	FLOBW	Infinium
		Labor feed 800	Infinium	Flojet	Infinium
		labor laod(FLSAL)	Infinium	FLSAL	Infinium
		Labor Load (GPH9V)	Infinium	G9H	Infinium

		Labor feed 810	Infinium	Gould Pumps — EVZ	Infinium
		Labor feed 835	Infinium	Gould Pumps — WTG	Infinium
		Labor feed 800	Infinium	Heat	Infinium
		Labor feed 905	Infinium	Koni Sal	Infinium
		Labor feed for Olympic	Infinium	Olympic	Infinium
		Time(PISAL)	Infinium	PISAL	Infinium

		Labor feed 860	Infinium	Rule Hr	Infinium
		Labor feed 860	Infinium	Rule Sal	Infinium
		Time(WPC)	Infinium	WCP	Infinium
		Labor Load (BIWHR)	Infinium	BIWHR	Infinium

11

Interface Name	Program Name	Business Purpose	Vendor	Source System	Destination System
		Promotions	Infinium	Excel	Infinium
		Salary Changes	Infinium	Excel	Infinium
		FTC Employee Master to be FTP	ITT	Infinium	Infinium
		FTC GL to be sent out to FTC	ITT	Infinium	Infinium
		Goulds GL to be FTP	ITT	Infinium	Infinium
		Cannon’s Full Employee Master Update To Cim	ITT	Infinium	Cannon
		Send file to Hancock	John Hancock	Infinium	John Hancock
		John Hancock Eligbility	John Hancock	Infinium	John Hancock
		Receive Long Term Care file	John Hancock	John Hancock	Infinium
		Receive Long Term Care Billing file	John Hancock	John Hancock	Infinium
		Receive life plus file	John Hancock	John Hancock	Infinium
		Upload Life Plus file	Marsh	Infinium	Marsh
		Send Prudential Demographics Systems	Prudential	Infinium	Prudential
		Prudential Systems Demographics(ENI, CAP, CMC, ECI)	Prudential	Infinium	Prudential
		Receive and process autotime — car allowance	Runzheimer	Runzheimer	Infinium
		Smith Barney EMAIL ADDRESSES	Smith Barney	Infinium	Smith Barney
		Smith Barney PARTICIPANTS	Smith Barney	Infinium	Smith Barney
		Receive Smith Barney Restricted	Smith Barney	Smith Barney	Infinium
		Re-send check recon to bank	Wells Fargo	Infinium	Wells Fargo
		Payroll ACH	Wells Fargo	Infinium	Wells Fargo
		CLP to receive check recon file from Wells Fargo	Wells Fargo	Wells Fargo	Infinium
		Receive Check recon	Wells Fargo	Wells Fargo	Infinium

12

ATTACHMENT B
Following are the incident priorities and expected resolution target times:

Priority	Accept	Resolve Incidents
Urgent	30 mins	1 hr
High	1 hr	4 hrs
Medium	2 hrs	8 hrs
Low	4 hrs	48 hrs
Priority of Incidents
Urgent: System/Component or Program is inoperable, Multiple users effected. No alternatives or backup is available.
High: Single user with a System/Component or Program that is inoperable. Component degraded with limited access or functionality. A Workaround is available.
Medium: Job functions can be performed with some restricted functionality. Training, questions or concerns need to be addressed but production is not affected.
Low: Attention is needed to assist in non-critical situations. A workaround is available.
Recovery Times
In the event of a hardware failure, the hardware vendor will be engaged for repair or replacement. The anticipated outage period for an event of this nature is 16 hours.
In the event of a failure which results in the database having to be restored, the anticipated outage would be 6+ hours.

13

Annex A
TSA Change Request Form
TSA Schedule:
Receiver TSA Owner:
Date of Request:
Completed By:
Requested Service Change:

Already agreed to
	Service Description			with Service
Item Number	(Listed on schedule in the TSA)	Monthly Charge	Requested Change	Provider (Y/N)
1
2
3
4
5
Outcome:

Outcome
Item Number	(Approved, Denied)	Specific Action to be taken
1
2
3
4
5
Approvals

Approved By:	Approved By:

Provider TSA Functional Lead	Receiver TSA Functional Lead

Executive Representative:	Executive Representative:

Provider TSA Manager	Receiver TSA Manager

14

SCHEDULE CB4
ITT.COM EMAIL FORWARDING INFRASTRUCTURE
Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this service should be directed to:

Name	Title	Phone	e-mail
Service Provider
Suleiman Walker	Messaging Manager	(719) 591-3626	suleiman.walker@exelisinc.com
Exelis Inc.

Service Receiver
Jakob Jakobsson	Manager Directory	+46 471 247584	jakob.jakobsson@xyleminc.com
Xylem Inc	Services & Messaging
GENERAL SERVICE DESCRIPTION
Service Provider will perform ITT.com Email Forwarding Services for Service Receiver.
The primary service is to provide a computer processing platform that supports the business applications of the Business, which includes IT support for technology infrastructure.
SCOPE OF SERVICES
Upon the terms and subject to the conditions of this Services Schedule and the Agreement, the Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

1

Service #	Service Name	Description of Service	Transaction Volume	Duration	Service Charge
IT-Email Forwarding-01	Email Forwarding Support Services	Provide Email Forwarding services for email messages sent to ITT.com. Service Provider will forward messages to new Service Receiver domain addresses.	Unlimited number of emails forwarded	12	Cost plus 2% - 10% per month
Services that will not be provided as part of this agreement are:
•	Filtering of spam beyond SenderBase reputation level

•	Legal holds – Emails will not be saved as they will be forwarded to the Service Receiver, and it is the Service Receiver’s obligation to save emails if required by their legal counsel

•	Updating of Service Receiver’s domain changes
Service Provider reserves the right to temporary halt the service, provided notification is given to Service Receiver using commercially reasonable efforts, due to:
•	Unusual increase in volume of emails

•	Threats to security

•	Constraints to network resources
Should the Service Receiver require changes to the documented services, Parties agree to negotiate in good faith with regard to such modification.
Exit Services
No exit services will be provided under this agreement.
LOCATIONS
Services are initially provided from Fort Wayne, IN, USA to global locations.

2

PREREQUISITES/DEPENDENCIES

•	Service Receiver cannot create additional ITT.com email addresses

•	Service Receiver must have Cisco Iron Port hardware and software licenses active and maintained for the period of time in which this agreement is in effect.

•	Service Receiver must have Transport Layer Security (TLS) enabled and maintained for the period of time in which this agreement is in effect.

•	Service Receiver must have Microsoft Exchange active and maintained for the period of time in which this agreement is in effect.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.
NOTICE REQUIREMENT
Official Notices and Bills under this Schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):
If to the Service Provider:
Exelis Inc.
1650 Tysons Boulevard
Suite 1700
McLean, VA 22102
Attention: Joe Daniel
Joe.daniel@exelisinc.com
If to the Service Receiver:
Xylem Inc.
2881 E. Bayard Street
Seneca Falls, NY 13148
Attention: Linda Lynch
Linda.lynch@xyleminc.com

3

SERVICE LEVEL
Service Provider will classify incidents at its own discretion and will make commercially reasonable efforts to resolve incidents with service delivery.
In the event incidents cannot be resolved, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.
ADDITIONAL PRICING
Hourly Rate for Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources be required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

Additional Pricing Rates (All in USD)

Location	Low	Medium	High
USA	$75	$100	$125
Greece	$35	$46	$58
Mexico	$19	$25	$31
Sweden	$75	$100	$125

4

Annex A
TSA Change Request Form
TSA Schedule:
Receiver TSA Owner:
Date of Request:
Completed By:
Requested Service Change:

Already agreed to
	Service Description			with Service
Item Number	(Listed on schedule in the TSA)	Monthly Charge	Requested Change	Provider (Y/N)
1
2
3
4
5
Outcome:

Outcome
Item Number	(Approved, Denied)	Specific Action to be taken
1
2
3
4
5
Approvals

Approved By:	Approved By:

Provider TSA Functional Lead	Receiver TSA Functional Lead

Executive Representative:	Executive Representative:

Provider TSA Manager	Receiver TSA Manager

5

SCHEDULE CB5
BASIC TIME AND MATERIALS SUPPORT
Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.
SERVICE OWNER
All service matters, general inquiries and notices regarding this Service should be directed to:

Name	Title	Phone	e-mail
Service Provider’s Contact

Exelis Inc.
Joe Daniel	TSA Manager	office: (703) 790-6309	Joe.daniel@itt.com

Service Receiver’s Contact

Xylem Inc.
Tim Coogan	TSA Manager	Office 914 323-5790	Tim.Coogan@itt.com
PARTIES TO THE AGREEMENT
Service Receiver: Exelis Inc.
Service Receiver: Xylem Inc.
GENERAL SERVICE DESCRIPTION
Service Receiver may need assistance after the Distribution Date from the Service Provider for miscellaneous services, including but not limited to consulting, advisory, knowledge transfer and other similar services in various areas including, but not limited to finance, tax, accounting, insurance, treasury, human resources and communications, which are not already provided for under all of the other TSAs between ITT Corporation, Xylem Inc., and Exelis Inc.

The Service Provider hereby agrees to cause its and its affiliates employees (collectively, “Experts”) to provide a reasonable amount of services, including specifically the services listed in Appendix A, upon reasonable notice and request from the Service Receiver on a time and materials basis from the Distribution Date through April 30, 2013 (the “Minimum Term” and the “Maximum Term”).
To utilize this TSA Schedule, employees of Service Receiver should request such services via email or telephonically where both parties have a clear expectation of the estimated number of hours of assistance being requested. For projects that are expected to require more than 5 to 10 hours of assistance a one or two paragraph project plan should be agreed to in order to avoid misunderstandings. The project plan should be put together by the Service Provider’s “Expert “with respect to the requested services.
Employees of Service Receiver should advise their TSA manager that a request for services has been made together with a description of such services requested and the estimated number of hours requested.
The “Expert” should advise their TSA manager that a request for services has been made and the estimated number of hours requested.
SCOPE OF SERVICES
The scope of services will depend on the needs of the Service Recipient and the capabilities and availability of the Experts.
LOCATIONS
All locations around the world.
PREREQUISITES/DEPENDENCIES
The Experts remain employees of Service Provider. Service Receivers acknowledge and agree that Service Provider has discretion to terminate the Experts and the Experts have the ability to terminate their employment with Service Provider. In the event the Experts are no longer employed by Service Provider, Service Provider will, at the request of the Service Receiver, use commercially reasonable efforts to provide similar services. However, if Service Receivers or an affiliate employ any of the Experts, the specific service requested under this Schedule can be terminated by the Service Provider, at the Service Provider’s sole discretion on 5 business days notice to the Service Receiver.

2

TAX STATUS
Sales tax will be charged as determined by the Service Provider and the Service Receiver shall pay such tax along with the payment for the service provided.
BILLING LOCATION
Service Provider will provide Service Receiver with an invoice to its address set forth below under Notice Requirements, except in cases where services are provided outside of the United States, in which case invoices will be created by the Service Provider’s legal entity in the country where the services are being performed and invoiced to the Service Receiver’s legal entity that requested the services in the Service Provider’s local currency. The bill will cover all charges for services under this Schedule from Service Provider and, to the extent reasonably feasible, will be itemized among Service Receiver’s legal entities if identified by the Service Receiver when requesting the service. The invoice will contain the number of hours each Expert worked, a short paragraph describing the services and the US dollar amount per Expert.
The Experts shall track their time on either a time sheet or any other proper method such as the utilizing the time sheet attached hereto and Service Provider agrees that the time sheets will accompany the invoice that is sent to the Service Recipient for payment. In cases where the requested services are expected to take longer than 30 days to complete, the Service Provider will be allowed to invoice the Service Receiver once per month for all costs incurred to date.
NOTICE REQUIREMENTS
No notice of Termination is required under this Schedule and there shall be no make-whole fee under this Schedule
Notices and bills to the Service Provider should be sent to:
Exelis Inc.
1650 Tysons Boulevard
Suite 1700
McLean, VA 22102
Attention: Joe Daniel
Notices and bills to the Service Receiver should be sent to:
Xylem Inc.
1133 Westchester Avenue
Suite 2000
White Plains, NY 10604
Attention: Tim Coogan

3

PRICING
In addition to the costs specifically set forth below, Service Receivers shall also pay all business travel expenses relating to the Services in accordance with Service Providers documented travel policies and any incremental out of pocket costs incurred by the Service Provider in order to provide the requested services that are invoiced by unaffiliated 3rd parties. Service Provider agrees to provide vendor invoices as backup to the Service Receiver when invoicing the Service Receiver under the terms of this TSA.
The hourly rates below include a 4.5% increase for inflation and the 2% profit margin and shall be applicable in 2011 and 2012. The rates shall increase by 4.5% in 2013. There shall be no make whole fee due under Section 11 of the Agreement upon early termination of this TSA.

Service	Hourly Rate*
Hourly Rate Administrative/Secretarial.	$50 per hour

Hourly Rate for a Non Executive	$100 per hour

Hourly Rate for an Executive	$150 per hour

*	Note: In cases where invoicing is done outside the United States, the above rates should be converted to local currency based on the exchange rate on the date the invoice is prepared.
The pricing for the services described in Appendix A will be as set forth in Appendix A unless no pricing is provided in which case if services are provided on an hourly basis the rates above will apply.

Appendix A
Due Diligence Manager Software Application
Draft Base Statement of Work
Version 1.0 Draft
September 20, 2011

Draft Base Statement of Work
Table of Contents

1 Scope	3

2 Technical Support Requirements	3

2.1. Routine Application Maintenance	3
2.1.1. Routine Tasks	3

2.1.2. Outages	3
2.2. Change and Improvement Process	4
2.2.1. Change Request Analysis	4
2.2.2. Change Request Processing	4

2.3. Testing	4

3 Deliverables	4

4 Training and Support	4

5 Place of Performance	5

6 Period of Performance	5

7 Project Management	5

8 Labor Categories and Rates	5

ITT Proprietary Information	Page ii

Draft Base Statement of Work
1	Scope

The software application — Due Diligence Manager (DDM) — is a web-based, data-driven software application that provides the ITT Due Diligence staff with the capabilities that directly support the due diligence process. The SOW describes approach for identifying, scoping, estimating, developing, testing, deploying, and maintaining the software and application operation of the DDM application.

This document describes the requirements for maintaining and modifying the ITT Due Diligence Manager software application, including the underlying database.

2	Technical Support Requirements

2.1	Routine Application Maintenance

ITT AIS Development Staff will perform all routine application sofware maintenance tasks to ensure that the DDM software application is available to the user community on an continuous basis.

2.1.1	Routine Tasks

ITT AIS Development Staff will periodically identify and correct latent issues discovered during normal operations. These tasks include Application Server settings, configuration, software upgrades and patches. These tasks are typically background and housekeeping tasks that should not affect active users.

2.1.2	Outages

In the event of a failure (outage, defined as non-availability of DDM application software functionality), the develop staff will make every attempt to restore software availability.

For software-related outages, ITT AIS Development Staff will investigate the reported issue, determine the cause, correct the issue source, deploy a corrective update, verify the correction, and notify the issue initiator of the resolution.

Outages that are not immediately identifiable as due to a DDM software issue, must be directed to the ITT organization’s IT data center help desk, who will initiate a support ticket and process that ticket to resolve the issue based on internal processes defined by that organization. ITT AIS Development Staff will support that effort to determine the source of the outage.

ITT Proprietary Information                                              Page 3

Draft Base Statement of Work
2.2 Change and Improvement Process
Requests for modifying the design, functionality or configuration of the DDM software application shall be presented to the development staff by the user community through a change request document.
2.2.1	Change Request Analysis

The ITT AIS development staff will review each request and develop an estimate for the level of effort required to implement the requested change. This activity may include dialogue with the initiating organization in order to ensure understanding of the objectives and outcomes of the requested change.

2.2.2	Change Request Processing

ITT AIS staff will process the final RFC proposal through internal contracting offices, ultimately to be released to the requesting activity as a proposal for implementing the final change request. Once the requesting organization approves a proposal and the requisite contractual documentation is finalized, ITT AIS development staff will schedule and execute the finalized change request. Once the change is completed, ITT AIS will deploy the change to the live DDM server for review by the requesting organization. After completing a comprehensive review of the deployed application software change, and after providing ITT AIS Development Staff with approval, ITT AIS Development Staff will close the change request by initiating a contract closure letter to the requesting organization.

2.3	Testing

Prior to deployment of all requested and approved changes. DDM software changes will be thoroughly tested using ITT AIS Development Staffs internal test process. The test objectives, steps, and results will be documented in an appropriate format to ensure that testing has been conducted and that any resultant software bugs have been resolved.

3	Deliverables

For Change Requests that impact the DDM User Guide or DDM Administrator Guide ITT AIS Development Staff will update the affected documentation and release to the requesting organization an update in pdf format.

4	Training and Support

For Change Requests that include signification changes where training on new fieatures and functionality are requested as part of the Change Request, ITT AIS Development Staff will schedule and conduct an on-line training course to cover the

ITT Proprietary Information                                              Page 4

Draft Base Statement of Work
areas affected. Training will be addressed and included in the proposal for each Change Request as needed.

If requested, the ITT AIS Development Staff will provide technical training to ITT’s IT staff for further support and build-out the DDM application source code and application web server. This support will be estimated and quoted through the same process desciribed above for change requests.

5	Place of Performance

All development tasks will be performed at ITT AIS site in Chesapeake, VA.

6	Period of Performance

The proposed project schedule will be provided on a case by case basis. The final schedule will be updated once the project is accepted by the requesting organization.

7	Project Management

ITT AIS Development Staff will identify DDM project manager who will be responsible for ensuring that the agreed-upon tasks identified in the final accepted proposal are scheduled, tracked, and completed in accordance with the project schedule. Any issues affecting cost, schedule, or technical performance will be brought to the attention of the client as soon as possible for resolution.

8	Labor Categories and Rates

Labor categories to be applied to tasks under this SOW are listed below. These rates are estimates. Each task order will require a formal quote issued by ITT AIS Contracts Office based on the level of effort estimates as described in paragraph 2.2.

Labor Category	Estimated Labor Rate
Project Manager	Cost plus 2% - 10%
Sr. Software Engineer	Cost plus 2% - 10%
Software Engineer	Cost plus 2% - 10%
ITT Proprietary Information      Page 5

Appendix A-1
Management Reporting (HFM/Planning) Post Separation Support Requirements
Following the separation of ITT into 3 companies, key management reporting resources will be required to provide post separation support and knowledge transfer between the NewCos. High level areas of support and knowledge transfer include:
•	Month-end close

•	Year-end close

•	New Year setup and rollforward

•	OpPlan, Forecast, and Budget

•	Metadata Management

•	Ledger Mapping

•	Break/Fix Support
Listed below are the key HFM and Planning resources whose post separation support will be required during the period 11/1/2011 through the 2012 March Close (approximately 4/20/2012).

	Future		November			December			January			February			March			April
Resource	NewCo	Executive	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis	ITTCo	Xylem	Exelis
	ITTCo	No	n/a	48	48	n/a	48	24	n/a	48	24	n/a	36	12	n/a	36	12	n/a	12	12
	Xylem	No	48	n/a	48	24	n/a	24	24	n/a	24	12	n/a	12	12	n/a	12	12	n/a	12
	Exelis	No	48	48	n/a	24	24	n/a	24	24	n/a	12	12	n/a	12	12	n/a	12	12	n/a
	ITTCo	No	n/a	48	0	n/a	24	0	n/a	24	0	n/a	12	0	n/a	12	0	n/a	12	0
	ITTCo	Yes	n/a	48	48	n/a	24	24	n/a	24	24	n/a	12	12	n/a	12	12	n/a	12	12
	Xylem	No	48	n/a	48	24	n/a	24	24	n/a	24	12	n/a	12	12	n/a	12	12	n/a	12
Service Provider Owners and Service Receiver Owners are set forth under “Service Owner” above.

SCHEDULE D
Fiscal Calendar

2

3

SCHEDULE E
The initial TSA Managers for ITT Corporation, Exelis Inc. and Xylem Inc. shall be Daryl Bowker, Joseph Daniel and Tim Coogan, respectively.

4